CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

between

HIGH PLAINS RANCH II, LLC,

and

SUNPOWER CORPORATION, SYSTEMS

September 30, 2011

Page

1.	DEFINITIONS AND RULES OF INTERPRETATION		1
	1.1	Definitions	1
	1.2	Exhibits	21
	1.3	Interpretation	21
	1.4	Headings	22
	1.5	Conflicts in Documentation	23

2.	RESPONSIBILITIES OF OWNER		23
	2.1	Owner Representative	23
	2.2	Operating Personnel	23
	2.3	Applicable Permits	23
	2.4	Interconnection Facilities	23
	2.5	Owner-Provided Information	23
	2.6	Owner Performance Security	23
	2.7	Owner's Separate Contractors	24
	2.8	Taxes and Permit Expenses	24
	2.9	Access to Site	24
	2.10	Cooperation	24

3.	RESPONSIBILITIES OF CONTRACTOR		24
	3.1	General	24
	3.2	Performance of Work	25
	3.3	Design and Construction of PV Power Plant	25
	3.4	Contractor's Project Manager	25
	3.5	Utilities and Services	25
	3.6	Inspection	26
	3.7	Organization	26
	3.8	Contractor-Acquired Permits	26
	3.9	Hazardous Materials Disposal System	26
	3.10	Maintenance of Site	27
	3.11	Site Security	27
	3.12	Safety	27
	3.13	Quality Assurance Programs	28
	3.14	Contractor Deliverables	28
	3.15	Training of Operating Personnel	28
	3.16	Commissioning Personnel	28
	3.17	***	29
	3.18	Shipping	29
	3.19	Davis-Bacon Act Requirements	29
	3.20	Escrow Agreement	29
	3.21	Subordination Agreement	29
	3.22	Contractor Credit Support	30
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
-i-

(continued)

Page

4.	COVENANTS, WARRANTIES AND REPRESENTATIONS		30
	4.1	Contractor	30
	4.2	Owner	33

5.	COST OF WORK		34
	5.1	Contract Price	34
	5.2	Taxes	34
	5.3	Fiscal Agreement Costs	35
	5.4	Cash Grant Intention and Turnover	35

6.	TERMS OF PAYMENT		35
	6.1	Monthly Invoicing	35
	6.2	Progress Assessment	36
	6.3	Contractor's Invoices	36
	6.4	Owner Review	37
	6.5	Payments	37
	6.6	Retention	38
	6.7	Final Contractor's Invoice	39
	6.8	Disputes Regarding Payments	39

7.	COMMENCEMENT AND SCHEDULING OF THE WORK; DESIGN REVIEW		40
	7.1	Notice to Proceed	40
	7.2	Design Review	40
	7.3	CPM Schedule Submission	40
	7.4	Owner Review of the CPM Schedule	41
	7.5	Progress Reporting, Monthly Updates to CPM Schedule	41
	7.6	Thirty Day Look Ahead Schedule	41
	7.7	Form of Submittals	41
	7.8	Delay Response Plan	41

8.	FORCE MAJEURE; EXCUSABLE EVENT		43
	8.1	Certain Events	43
	8.2	Notice of Force Majeure Event and Excusable Event	43
	8.3	Scope of Suspension; Duty to Mitigate	43
	8.4	Contractor's Remedies	44
	8.5	Termination Due to Force Majeure and Excusable Event	44

9.	SUBCONTRACTORS AND SUPPLIERS		45
	9.1	Subcontracts Generally	45
	9.2	Use of Specified Suppliers and Specified Subcontractors	45

-ii-

(continued)

Page

	9.3	Assignment	45
	9.4	Supply of Inverter Equipment	46
	9.5	Supply of Photovoltaic Modules	46
	9.6	Separate Owner Purchase of Photovoltaic Modules and Inverter Equipment	46

10.	LABOR RELATIONS		47
	10.1	General Management of Employees	47
	10.2	Project Labor Agreement	47
	10.3	Labor Disputes	47
	10.4	Personnel Documents	47
	10.5	Key Personnel	47
	10.6	Replacement of Employees and Other Persons at Owner's Request	48

11.	INSPECTION		48
	11.1	Inspection	48

12.	SITE CONDITIONS		48
	12.1	Assumed Site Conditions	48
	12.2	Additional Site Condition Information	48

13.	PERFORMANCE GUARANTEE; COMMISSIONING; TESTING		48
	13.1	Performance Guarantee and Other Requirements	48
	13.2	Commissioning Procedures	48
	13.3	Performance Acceptance Test Procedures and PV Power Plant Functional Test Procedures	48

14.	SYSTEMS, PERFORMANCE ACCEPTANCE TESTS, AND COMPLETION		49
	14.1	System Turnover	49
	14.2	Acceptance Tests	51

15.	BLOCK, PHASE AND PV POWER PLANT SUBSTANTIAL COMPLETION		52
	15.1	Block Completion	52
	15.2	Phase Substantial Completion	54
	15.3	PV Power Plant Substantial Completion	54
	15.4	Notice of Substantial Completion	55
	15.5	Final Completion	56
	15.6	Notice of Final Completion	56
	15.7	Contractor's Access After Substantial Completion	56

16.	LIQUIDATED DAMAGES; EARLY COMPLETION BONUS		57

-iii-

(continued)

Page

	16.1	Delay Liquidated Damages	57
	16.2	Bonus Payment for Early Completion	59
	16.3	Payment of Delay Liquidated Damages and Bonus Payment	59
	16.4	Buy-Down Not Available for Minimum Performance Guarantee	59
	16.5	Liquidated Damages for Failure to Satisfy Performance Guarantee	59
	16.6	Contractor Election	59
	16.7	Extension of Cure Period	61
	16.8	Sole Remedy; Liquidated Damages Not a Penalty	61
	16.9	Enforceability	62
	16.10	Achievement of Performance Guarantee; Reimbursement of Liquidated Damages	62

17.	CHANGES IN THE WORK		63
	17.1	Change In Work	63
	17.2	By Owner	63
	17.3	Adjustment to CPM Schedule Due to Force Majeure Events or Excusable Events	63
	17.4	Preparation of Change In Work Form	64
	17.5	Execution of Change In Work Form	64
	17.6	No Obligation or Payment Without Executed Change In Work Form	64
	17.7	Owner Directives	64
	17.8	Disputed Changes In Work	65
	17.9	Change for Contractor's Convenience	65

18.	WARRANTIES CONCERNING THE WORK		65
	18.1	Defect *** Warranties	65
	18.2	Warranty Periods	66
	18.3	Exclusions	66
	18.4	Enforcement by Owner; Subcontractor Warranties	67
	18.5	Correction of Defects	68
	18.6	Limitations On Warranties	69

19.	TITLE		69
	19.1	Title; No Encumbrances	69
	19.2	Transfer	70
	19.3	Custody During Performance	70

20.	DEFAULTS AND REMEDIES		70
	20.1	Contractor Events of Default	70
	20.2	Owner's Rights and Remedies	71
	20.3	Owner Event of Default	72
	20.4	Contractor's Rights and Remedies	73

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

-iv-

(continued)

Page

	20.5	Termination Payment	74

21.	TERMINATION OR SUSPENSION		74
	21.1	Termination and Damages for Contractor Event of Default	75
	21.2	Owner's Right to Elect to Assume Obligations with Subcontractors	75
	21.3	Contractor Conduct	75
	21.4	Suspension for Cause	75
	21.5	Claims for Payment	77
	21.6	Release of Punch List Holdback upon Termination	77

22.	INSURANCE		77
	22.1	General	77
	22.2	Contractor's Insurance (General Coverages)	78
	22.3	Owner's Insurance (General Coverages)	79
	22.4	Builder's All-Risk Insurance	80
	22.5	Endorsements Applicable to Contractor Insurance	81
	22.6	Subcontractor Insurance	82
	22.7	Contractor's Certificates	82
	22.8	Owner's Certificates	82
	22.9	Descriptions Not Limitations	83
	22.10	Cost of Premiums.	83
	22.11	Other Deductibles	83
	22.12	Both Party's Rights to Provide Insurance	83
	22.13	No Limitation of Liability	84
	22.14	Other Terms and Provisions	84

23.	RISK OF LOSS OR DAMAGE		84
	23.1	Care, Custody and Control	84
	23.2	Risk of Loss	84

24.	INDEMNIFICATION		84
	24.1	Comparative Fault	84
	24.2	By Contractor	84
	24.3	By Owner	86
	24.4	Patent Infringement and Other Indemnification Rights	87
	24.5	Claim Notice	88
	24.6	Survival of Indemnity Obligations	89
	24.7	Treatment of Indemnification Payments	89
	24.8	Contractor Lien Indemnity	90

25.	CONFIDENTIAL INFORMATION		90
	25.1	Confidential Information	90
-v-

(continued)

Page

	25.2	Use of Confidential Information	91
	25.3	Remedies for Breach of Confidentiality Obligations	92

26.	ASSIGNMENT		93
	26.1	Assignment to Other Persons	93
	26.2	Indemnitees; Successors and Assigns	93

27.	HAZARDOUS MATERIALS		94
	27.1	Use by Contractor	94
	27.2	Remediation by Contractor	94
	27.3	Notice of Hazardous Materials	94
	27.4	Pre-Existing Contamination	95

28.	NON-PAYMENT CLAIMS		95

29.	NOTICES AND COMMUNICATIONS		96
	29.1	Requirements	96
	29.2	Representatives	97
	29.3	Effective Time	97

30.	LIMITATIONS OF LIABILITY AND REMEDIES		97
	30.1	Consequential Damages	97
	30.2	Limitations on Contractor's Liability	98
	30.3	Limitation on Owner's Liability	99

31.	DISPUTES		99
	31.1	Dispute Resolution	99
	31.2	Referral to Contractor's Project Manager and Owner Representative	99
	31.3	Referral to Authorized Officers	99
	31.4	Independent Expert Resolution	100
	31.5	Arbitration Resolution	101
	31.6	Continuation of Work During Dispute	101

32.	INTELLECTUAL PROPERTY		101
	32.1	Ownership	101
	32.2	Irrevocable License	101
	32.3	Transfer and Assignment	102
	32.4	Subcontractor Licenses	102
	32.5	Non-Exclusive License	102

33.	MISCELLANEOUS		102

-vi-

(continued)

Page

33.1	Severability	102
33.2	Governing Law; Venue; Stipulations	102
33.3	Survival of Termination	103
33.4	No Oral Modification	103
33.5	No Waiver	103
33.6	Review and Approval	103
33.7	Third Party Beneficiaries	103
33.8	Further Assurances	103
33.9	Financing Cooperation	104
33.10	Record Retention	104
33.11	Binding on Successors	104
33.12	Merger of Prior Contracts	104
33.13	Counterparts	105
33.14	Attorneys' Fees	105
33.15	Announcements; Publications	105
33.16	Independent Contractor	105
33.17	Audit	105
33.18	Independent Engineer	106

-vii-

EXHIBITS

Exhibit A	Statement of Work
A-1    Contractor's Statement of Work
A-2    Owner-Provided Facilities, Services and Information
A-3    Division of Responsibilities Table

Exhibit B	Contractor Deliverables

Exhibit C	Permits
C-1    Owner-Acquired Permits
C-2    Contractor-Acquired Permits
C-3    Division of CUP Responsibilities Table

Exhibit D	Site Safety Plan
D-1    Contractor Safety Program

Exhibit E	Operating Personnel Training Program

Exhibit F	Lien Waiver and Releases
F-1    Conditional Waiver and Release Upon Progress Payment
F-2    Unconditional Waiver and Release Upon Progress Payment
F-3    Conditional Waiver and Release Upon Final Payment
F-4    Unconditional Waiver and Release Upon Final Payment

Exhibit G	Schedule Milestones

Exhibit H	Testing Process
H-1     Block Capacity Test
H-2    Phase and PV Power Plant Capacity Test
H-3    PPA Phase Capacity Certification Procedure
H-4    PV Power Plant Functional Test

Exhibit I	Progress Payment Schedule
I-1    Progress Payment Schedule
I-2    Cumulative Maximum Payment Amounts

Exhibit J	Legal Description of Site

Exhibit K	Site Plan

Exhibit L	Specified Suppliers and Specified Subcontractors

Exhibit M	Commissioning Procedures

Exhibit N	Example Calculation of Holdback Release

Exhibit O	Example Calculations of Liquidated Damages

Exhibit P	***

Exhibit Q	List of Environmental Reports

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit R	Module Warranty Terms and Conditions

Exhibit S	Change In Work Form

Exhibit T	Block Descriptions

Exhibit U	Form of Contractor's Invoice

Exhibit V	Single Line Electrical Drawing

Exhibit W	Quality Assurance Program

Exhibit X	X-1 Block Substantial Completion Certificate
X-2 Phase Substantial Completion Certificate
X-3 PV Power Plant Substantial Completion Certificate
X-4 Final Completion Certificate

Exhibit Y	***

Exhibit Z	Project Labor Agreement
Z-1 Assignment of PLA

Exhibit AA	Davis Bacon Act Requirements

Exhibit BB	Form of Escrow Agreement

Exhibit CC	County Fiscal Agreement

Exhibit DD	Form of Subordination Agreement

Exhibit EE	Form of Material and Equipment Supply Agreement

Exhibit FF	Contractor Letter of Credit

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
This ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT is made and entered into as of this 30th day of September, 2011 (the “Effective Date”), between High Plains Ranch II, LLC, a Delaware limited liability company (“HPR II” or “Owner”) and SunPower Corporation, Systems, a Delaware corporation (“Contractor”). Each entity is sometimes individually referred to herein as a “Party” and the entities are sometimes collectively referred to herein as the “Parties.”

RECITALS
WHEREAS, HPR II is developing a 250 MW AC design capacity photovoltaic power plant at the Site (as hereinafter defined) (the “PV Power Plant”);
WHEREAS, Owner has negotiated and agreed upon terms and conditions for the sale of the electrical energy generated by its photovoltaic power project, together with related attributes of the electrical energy and environmental attributes, to Pacific Gas and Electric Company (“PG&E”) pursuant to the Power Purchase Agreements (as hereinafter defined); and
WHEREAS, Owner and Contractor entered into that certain Preliminary Construction Agreement dated August 4, 2011 (the “PCA”), for the purposes of performing certain preliminary work necessary to the construction of the PV Power Plant;
WHEREAS, the Parties intend this Agreement to supersede the PCA, and all of the rights and liabilities of the Parties thereunder;
WHEREAS, Owner desires to engage Contractor to design, engineer, procure certain equipment and materials for, install, construct, test, commission the PV Power Plant, and to perform certain related work, and Contractor desires to provide such materials and services, all in accordance with the terms and conditions set forth in this Agreement;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
AGREEMENT

1.	DEFINITIONS AND RULES OF INTERPRETATION
1.1    Definitions. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings.

“AC” or “ac” means alternating current.

“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is under common Control with, or is Controlled by such specified Person.
“After-Tax Basis” shall mean, with respect to any indemnified amount to or for the benefit of a person (the “recipient”) that is required to be paid on such basis, the indemnified amount increased so that, after deduction of the amount of all Taxes (assuming for this purpose that the recipient of such payment is a U.S. corporation whose only taxable income arises in connection with the Project and this Agreement and is subject to taxation at the highest federal rate generally applicable to persons of the same type as the recipient for the year in which such income is taxable and at a marginal rate of state and local tax rate of (***%) required to be paid by the recipient (less any tax savings realized and the present value (determined using a discount rate equal to *** percent (***%)) of any tax savings projected to be realized as a result of the payment of the indemnified amount, in each case using the same tax rate assumptions as set forth in the immediately preceding parenthetical phrase) with respect to the receipt by the recipient of such amounts (as reasonably estimated by the recipient), such increased payment (as so reduced) is equal to the indemnified amount otherwise required to be paid.
“Agreement” means this Engineering, Procurement and Construction Agreement, including all Exhibits hereto, as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof.
“Applicable Law” means and includes any statute, license, law, rule, regulation, code, ordinance, judgment, Permit Requirement, decree, writ, legal requirement or order, of any national, federal, state or local court or other Governmental Authority, and the official, written judicial interpretations thereof, applicable to the Work, the Site, the PV Power Plant or the Parties.
“Applicable Permit” means each national, state, local or other license, consent, appraisal, authorization, ruling, exemption, variance, order, judgment, decree, declaration, regulation, certification, filing, recording, permit (including, where applicable, conditional permits) or other approval with, from or of any Governmental Authority, including each and every environmental, construction, operating or occupancy permit, that is required by Applicable Law for the performance of the Work and the ownership or operation of the PV Power Plant, including those set forth on Exhibits C-1 and C-2.
“Approved Bank” means a bank (i) that has net assets of not less than $100,000,000,000 and the long term senior debt obligations of which are rated of at least “AA” or better by Standard and Poor's Rating Services, Inc. or “Aa2” or better by Moody's Investor Services, Inc. and (ii) that has an office or branch in United States.
“As-Built Drawings” means a complete set of as-built drawings prepared in accordance with Applicable Laws and which in all material respects accurately depicts and represents the completed PV Power Plant as constructed and installed.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Assignment and Assumption Agreement” means that Assignment and Assumption Agreement dated August 17, 2011, by and between Fluor Constructors International, Inc. and the Contractor attached hereto as Exhibit Z-1.
“Authorized Officer” has the meaning set forth in Section 31.3.
“Block” means a grouping of Systems and the portion of the Work required to complete a Block, as specified in Exhibit T, that is treated as a separate portion of the Work under this Agreement for purposes of schedule, sequencing, commissioning, testing and completion. The Parties understand and agree that the Blocks may proceed in overlapping schedules, so that during some periods, various Blocks may be under construction simultaneously.
“Block Substantial Completion” means, with respect to the initial Block, the satisfaction (or waiver by Owner) of the requirements set forth in Section 15.1.1, and with respect to each additional Block thereafter, the satisfaction (or waiver in writing by Owner) of the requirements set forth in Section 15.1.2.
“Block Substantial Completion Certificate” means, for any Block, a certificate signifying that Block Substantial Completion for such Block has occurred, in the form of the attached Exhibit X-1.
“Block Substantial Completion Date” means, for each Block, the date on which the Block Substantial Completion with respect to such Block occurred, determined in accordance with Section 15.5.
“Block Substantial Completion Test” means the Performance Acceptance Tests to be performed for each Block in compliance with the criteria and guidelines set forth in Exhibit H-1.
“Bonus Payment” shall have the meaning set forth in Section 16.2.
“Business Day” means a day, other than a Saturday or Sunday or a public holiday, on which banks are generally open for business in the State of California.
“Cash Grant” shall mean the cash grant in lieu of energy credits under Section 48 of the Internal Revenue Code, from the U.S. Department of the Treasury under Section 1603 of the American Recovery and Reinvestment Act of 2009 in respect of the Project or a Phase.
“Cash Grant Guidance” shall mean the guidance issued on July 9, 2009 (as revised in March 2010 and April 2011), by the U.S. Department of the Treasury for payments for specified energy property in lieu of tax credits under the American Recovery and Reinvestment Act of 2009, the “Frequently Asked Questions” and “Frequently Asked Questions Regarding Commencement of Construction” published by the U.S. Department of Treasury, and any clarification, amendment, addition or supplement thereto, or any other guidance or similar materials, issued by the U.S. Department of Treasury or any other Governmental Authority.
“Change In Law” means the enactment, adoption, promulgation, modification (including a written change in interpretation by a Governmental Authority) or repeal of any Applicable Law after the Effective Date, provided, however, that the final enactment, modification, amendment or repeal of an Applicable Law prior to the Effective Date but which takes effect after the Effective Date shall not be a Change In Law pursuant to this Agreement.
“Change In Work” means a change in the Work as defined in Section 17.1.
“Change In Work Form” means the form in respect of a Change In Work attached as Exhibit S hereto.
“Claim Notice” has the meaning set forth in Section 24.5.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commencement of Construction” means that (x) Contractor has (1) completed all pre-construction engineering and design services, (2) received all Contractor-Acquired Permits that, in each case, are reasonably necessary to begin (or, if previously interrupted or suspended, resume) physical work of a significant nature on the Project and to proceed to completion without foreseeable interruption of a material duration, (3) engaged all subcontractors and ordered all essential equipment and supplies that, in each case, are reasonably necessary to begin (or, if previously interrupted or suspended, resume) physical work of a significant nature on the Project and to proceed to completion of the PV Power Plant without foreseeable interruption of a material duration; and (y) Contractor has begun (or resumed) such physical work.
“Commissioning” is energization and functional testing of a Block or portions thereof, including verifying System completeness as received from Contractor's construction team and readiness for operations and testing.
“Commissioning Hold Items” has the meaning set forth in Section 14.1.4.
“Commissioning Plan” means the commissioning plan for the PV Power Plant to be developed and finalized in compliance with the criteria and guidelines set forth in Exhibit M.
“Commissioning Procedures” means the actions to be followed by Owner or Contractor related to the commissioning of the PV Power Plant as specified with respect to such party in the Commissioning Plan.
“Competitor of NRG” means any Person (or any such Person's Affiliates) engaged as a substantial portion of their business, in the development, construction, and/or operation of utility scale power plants. For purposes of confirming whether a third party constitutes a Competitor of NRG under this Agreement, Contractor shall notify Owner of the identity of such third party and Owner shall respond to Contractor in writing within ten (10) Business Days whether such third party constitutes a Competitor of NRG hereunder, provided that if Owner does not respond within such ten (10) Business Days period, then such third party shall be deemed not to be an Competitor of NRG.
“Competitor of SunPower” means ***, ***, their Affiliates, and any Person (or any such Person's Affiliates) engaged primarily in the business of manufacturing photovoltaic modules, except *** and ***.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Completion Certificate” means a Block Substantial Completion Certificate, a Phase Substantial Completion Certificate, the PV Power Plant Substantial Completion Certificate, and the Final Completion Certificate, as applicable.
“Confidential Information” has the meaning set forth in Section 25.1.
“Contract Intellectual Property” has the meaning assigned thereto in Section 32.1.
“Contract Interest Rate” has the meaning set forth in Section 6.5.4.
“Contract Price” has the meaning set forth in Section 5.1, as the same may be adjusted pursuant to the terms hereof.
“Contractor” has the meaning set forth in the preamble and shall include any of its successors and permitted assigns.
“Contractor-Acquired Permits” means the Applicable Permits required by Contractor for the performance of the Work as set forth in Exhibit C-2.
“Contractor Deliverable(s)” means the documentation described in the Contractor Deliverables Table.
“Contractor Deliverables Table” means the table of Contractor Deliverables attached hereto as Exhibit B.
“Contractor Event of Default” has the meaning set forth in Section 20.1.
“Contractor Financing Parties” means any and all lenders providing financing or refinancing to Contractor Parent, Contractor or their Affiliates with an interest in the Contractor's rights and interests under this Agreement and any trustee or agent acting on their behalf.
“Contractor Indemnitee” has the meaning set forth in Section 24.3.
“Contractor Lien” has the meaning set forth in Article 28.
***
***
“Contractor Taxes” means ***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Contractor's Invoice” means an invoice from Contractor to Owner prepared by Contractor and in a form attached as Exhibit U.
“Contractor's Project Manager” means the project manager appointed by Contractor and reasonably approved by Owner pursuant to Section 3.4.
“Contractor's Safety Program” has the meaning set forth in Section 3.12.2.
“Control” means (including with correlative meaning the terms “Controlled”, “Controls” and “Controlled by”), as used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Cost Segregation Firm” shall mean any regionally or nationally recognized certified appraisal, valuation, or accounting firm that has expertise in providing reports that determine the cost basis of property in accordance with the general rules for determining the basis of property for federal income tax purposes.
“Cost Segregation Report” means the report prepared by the Cost Segregation Firm that sets forth an allocation of the cost basis of property relating to the applicable Phase of the PV Power Plant in accordance with the general rules for determining the basis of property for federal income tax purposes.  The Cost Segregation Report shall include, without limitation, an allocation of the cost basis of property relating to the Phase without regard to any amounts paid or incurred by Owner other than the Contract Price.
“County Fiscal Agreement” means that agreement attached hereto as Exhibit CC.
“CPM Schedule” has the meaning set forth in Section 7.2.
“Critical Path” means the set of dependent tasks and related periods set forth in the CPM Schedule which are required for Contractor to achieve Substantial Completion by the applicable Substantial Completion Guaranteed Date.
“Cure Period” means, with respect to each Phase or the PV Power Plant, the period beginning on the applicable Phase Substantial Completion Guaranteed Date or the PV Power Plant Substantial Completion Guaranteed Date and ending *** days later, as adjusted pursuant to Section 16.6.
“Davis Bacon Act” means the federal law codified at 42 U.S.C 1341 et seq., as amended, and commonly referred to as the Davis Bacon Act.
“DC” or “dc” means direct current.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Defect” means any failure of the PV Power Plant (or applicable portions thereof) to conform to the Plant Specifications.
“Defect Warranty” has the meaning set forth in Section 18.1.1.
“Defect Warranty Period” has the meaning set forth in Section 18.2.1.
“Delay Liquidated Damages” has the meaning set forth in Section 16.1.
“Delay Notice” has the meaning set forth in Section 8.2.1.
“Delay Response Plan” has the meaning set forth in Section 7.7.
“Design Review Conference” has the meaning set forth in Section 7.2.
***
***
“Disclosing Party” has the meaning set forth in Section 25.1.
“Discussion Period” has the meaning set forth in Section 31.3.
“Dispute” has the meaning set forth in Section 31.1.
“Dollars,” “dollars” or “$” means United States Dollars.
“Effective Date” has the meaning set forth in the preamble.
“Environmental Law” means any Applicable Law or Applicable Permit relating to the environment, or to handling, storage, transportation, emissions, discharges, releases or threatened emissions, discharges or releases of Hazardous Materials into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment or disposal of any Hazardous Materials, including, but not limited to, the Clean Air Act, the Federal Water Pollution Control Act (including, but not limited to the Clean Water Act and the Oil Pollution Act), the Safe Drinking Water Act, the Federal Solid Waste Disposal Act (including, but not limited to, the Resource Conservation and Recovery Act of 1976), the Comprehensive Environmental Response, Compensation, and Liability Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Emergency Planning and Community Right-to-Know Act, and the Occupational Safety and Health Act (to the extent relating to human exposure to Hazardous Materials) and any other federal, state or local laws, ordinances, rules or regulations now or hereafter existing relating to any of the foregoing.
“Environmental Reports” means the reports listed in Exhibit Q, hereto.
“Event of Default” means either a Contractor Event of Default or an Owner Event of Default, as the context may require
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Excusable Event” means an event that wholly or partially prevents or otherwise adversely affects Contractor's performance of the Work, to the extent such event is attributable to (i) an Unknown Pre-Existing Site Condition or (ii) an Owner-Caused Delay.
“Final Completion” means satisfaction by Contractor or waiver by Owner of all of the conditions for Final Completion set forth in Section 15.5.
“Final Completion Certificate” means a certificate with respect to the entire PV Power Plant signifying that Final Completion of the PV Power Plant has been achieved in the form of the attached Exhibit X-4.
“Final Completion Date” has the meaning set forth in Section 15.6.
“Final Completion Guaranteed Date” means the date that is *** days after the PV Power Plant Substantial Completion Date.
“Final Contractor's Invoice” has the meaning set forth in Section 6.7.
“Final EIR” is the Final Environmental Impact Report prepared and certified by the County of San Luis Obispo in connection with the issuance of the Conditional Use Permit for the Project.
“Final Payment” has the meaning set forth in Section 6.7.
“Final Performance Acceptance Test” has the meaning set forth in Section 16.10.
“Force Majeure Event” means any act, event, condition, or occurrence that (i) wholly or partially prevents the affected Party from performing its obligations under this Agreement, (ii) is beyond the reasonable control of and not the result of negligence of, the affected Party and (iii) such affected Party has been unable to overcome by the exercise of due diligence, and to the extent that the foregoing requirements are met, “Force Majeure Event” may include ***. Notwithstanding the foregoing, the following events, conditions or occurrences shall not constitute a Force Majeure Event:
(a)    the absence of sufficient financial means to perform obligations or the failure to make payments in accordance with this Agreement;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    any Labor Dispute of Contractor's workers or personnel (including workers or personnel of Contractor's Affiliates) or any Subcontractor or such Subcontractor's workers or personnel or any independent contractor, vendor, fabricator, or manufacturer engaged by Contractor to the extent occurring at the Site or, in the case of the Contractor, Contractor's Affiliates, or Subcontractors, at the Contractor's, Contractor's Affiliates', or Subcontractor's facilities (except for Labor Disputes that are national or regional in scope);
(c)    mechanical failures unless caused by a Force Majeure Event;
(d)    storms and other climatic or weather conditions (except unusually severe weather conditions and insufficient irradiation for performance testing as described above); and
(e)    the unavailability or shortages of equipment and materials unless itself caused solely by an event of Force Majeure.
“Full Notice to Proceed” means a Notice signed by a representative of Owner to Contractor authorizing Contractor to commence and complete all Work under this Agreement, delivered concurrently with the Effective Date.
“Geotechnical Reports” are the reports entitled Geotechnical Exploration, PG&E California Valley Solar Ranch, dated October 3, 2008, PG&E California Valley Solar Ranch Corrosivity Analysis, dated October 7, 2008, and Aggregate Resource Evaluation, May 31, 2009, listed in Exhibit Q.
“Governmental Authority” means applicable national, federal, state, and local governments and all agencies, authorities, departments, instrumentalities, courts, corporations, other authorities lawfully exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or other subdivisions of any of the foregoing having a regulatory interest in or jurisdiction over the Site, the PV Power Plant, the Work or the Parties.
“Gross Invoiced Amount” means the cumulative invoiced portion of the Contract Price by the Contractor.
“Guaranteed Capacity” has the meaning set forth in Exhibit T.
“Guaranteed Reference Conditions” or “GRC” has the meaning set forth in Exhibit H‑1.
“Hazardous Materials” means any chemical, substance or material regulated or governed by any Applicable Permit, or any substance, emission or material now or hereafter deemed by any Governmental Authority to be a “regulated substance,” “hazardous material,” “hazardous waste,” “hazardous constituent,” “hazardous substance,” “toxic substance,” “radioactive substance” or “pesticide.”

“HPR II” has the meaning set forth in the preamble and shall include any successors and permitted assigns.
“HPR II PPA” means that certain Power Purchase and Sale Agreement between PG&E and HPR II dated July 23, 2008.
“HPR III” means High Plains Ranch III, LLC, a Delaware limited liability company, that was merged into HPR II with HPR II as the surviving entity pursuant to that Merger Agreement by and between HPR II and HPRIII dated as of September 29, 2011.
“HPR III PPA” means that certain Amended and Restated Power Purchase and Sale Agreement between PG&E and HPR III dated March 5, 2010, as amended by that certain Amendment of the Amended and Restated Power Purchase Agreement, effective as of April 26, 2010, and as [assigned/amended] by that certain Merger Agreement between HPRII and HPRIII dated as of September 29, 2011.
“Hydrology Reports” are the reports entitled Preliminary Hydrologic Investigation for the California Valley Solar Ranch, dated Nov. 1, 2008, Preliminary Hydrologic Investigation for the California Valley Solar Ranch (Addendum), dated Dec. 1, 2009, Hydrogeology in the Vicinity of the Proposed California Valley Solar Ranch, dated Dec. 18, 2009, and Preliminary Hydrology for APN 084-401-002 (Martin Property) California Valley Solar Ranch, Alternative Layout “T0-Alt #3” dated June 21, 2010, listed in Exhibit Q.
“Indemnitee” means an Owner Indemnitee or a Contractor Indemnitee, as the context may require.
“Independent Accountant” shall mean such “Big 4” accounting firm chosen by Owner to provide the certifications attesting to the accuracy of all costs claimed as part of the basis of the Phases for purposes of the Section 1603 Applications or Section 1603 Commencement of Construction Applications.
“Independent Engineer” means an independent engineer of recognized expertise, selected by the Owner Financing Parties and reasonably acceptable to Owner and Contractor, and such independent engineer's successors and permitted assigns.
“Independent Expert” means any Person agreed to by the Parties for expedited resolution of Minor Change Disputes pursuant to Section 31.4.
“Industry Standards” means those standards of design, construction and workmanship relating to the PV Power Plant Hardware, components, operation, and construction, specified in Part Two, Section 3 of Exhibit A-1.
“Intellectual Property” means all, patents, copyrights, trademarks, service marks, trade secrets, licenses, and proprietary information, whether registered or not, including where such rights are obtained or enhanced by registration, any registration of such rights and applications and rights to apply for such registrations.

“Intellectual Property Claim” means a claim or legal action for unauthorized disclosure or use of any trade secret, patent, copyright, trademark or service mark arising from Contractor's performance (or that of its Affiliates or Subcontractors) under this Agreement that: (a) concerns any PV Power Plant Hardware or other services provided by Contractor, any of its Affiliates, or any Subcontractor under this Agreement; (b) is based upon or arises out of the performance of the Work by Contractor, any of its Affiliates, or any Subcontractor, including the use of any tools or other implements of construction by Contractor, any of its Affiliates, or any Subcontractor; or (c) is based upon or arises out of the design or construction of any item by Contractor or any of its Affiliates or Subcontractors under this Agreement or the operation of any item according to directions embodied in Contractor's final PV Power Plant design, or any revision thereof, prepared or approved by Contractor.
“Interconnection Facilities” means Transmission Provider's facilities necessary to permit Owner to interconnect and deliver energy at the Interconnection Point in accordance with the LGIA and shall include, but not be limited to, connection, switching, metering, communications, control, safety equipment as well as Network Upgrades.
“Interconnection Point” shall be the 230 kV bus in the Caliente Switching Station, where the gen-tie terminates.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Invoice Payment” has the meaning set forth in Section 6.5.3.
“Key Personnel” means the following Contractor personnel performing Work under this Agreement: Contractor's Project Manager, construction site manager and startup and commissioning manager.
“kV” means kilovolts.
“kW” means a measure of instantaneous power as measured in kilowatts AC.
“kWh” means kilowatt-hours AC.
“Large Generator Interconnection Agreement” or “LGIA” shall have the meaning set forth in the PPAs
“Labor Dispute” means work stoppages, slowdowns, strikes, disputes, disruptions, boycotts, and walkouts.
“Letter of Credit” means an irrevocable standby letter of credit issued by a bank or trust company (i) with a combined capital surplus of at least one billion dollars ($1,000,000,000) and (ii) whose senior unsecured obligations have a credit rating of at least A- from Standard and Poor's or A3 from Moody's Investor Services Inc.
“License” has the meaning set forth in Section 32.2.

“Losses” means, subject to Article 30, any and all actions, suits, claims, demands, costs, charges, expenses, liabilities, Taxes, losses or damages.
“Major Subcontractor” means a Person that is selected and enters into a subcontract with Contractor or any Subcontractor for the performance of any part of the Work, and whose subcontract or subcontracts (in the aggregate) with Contractor require payments by Contractor of *** or more.
“Mechanical Completion” means, for each Block, that the Block is mechanically, electrically and structurally constructed in accordance with the Statement of Work, and ready for initial operations, adjustment and testing in accordance with the requirements for Mechanical Completion as set forth in Exhibit M, except for Non-Critical Deficiencies.
“Meteorological Station” or “Met Station” means the meteorological station described in Exhibit A-1.
“Milestone Item” means a discrete portion of the Work as set forth in Exhibit G.
“Minimum Performance Guarantee” for (a) each Phase shall be equal to ***% of the Guaranteed Capacity of such Phase, and (b) the PV Power Plant, shall be equal to ***% of the Guaranteed Capacity of the PV Power Plant, in each case of (a) and (b), during a Successful Run of the applicable Performance Acceptance Test with all applicable PV modules connected and operational.
“Minor Change Disputes” has the meaning set forth in Section 31.4.
“Module Warranty Terms and Conditions” means the terms and conditions set forth in Exhibit R.
“Monthly Progress Report” means a written monthly progress report prepared by Contractor, in a form to be agreed by the Parties, and including information, set forth in Exhibit A-1.
“Monthly Updated CPM Schedule” has the meaning set forth in Section 7.4.
“MW AC” means megawatts of alternating current.
“MW DC” means megawatts of direct current
“Network Upgrade” shall mean all transmission and network upgrades required by CAISO and/or the Transmission Provider to interconnect the Project with the Transmission Provider's transmission system.
“Non-Critical Deficiencies” means each item of Work that Owner or Contractor identifies as requiring completion or containing defects or deficiencies that do not (a) impede the safe operation of the PV Power Plant or any portion thereof, in accordance with Industry Standards; and (b) adversely affect the reliability, operability, or mechanical or electrical integrity of the PV Power Plant or any portion thereof.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Notice” or “Notification” means a written communication between authorized representatives of the Parties required or permitted by this Agreement and conforming to the requirements of Article 29.
“Notice of Final Completion” means a Notice from Contractor to Owner provided under Section 15.6.
“Notice of Substantial Completion” means, for each Block, Phase or the PV Power Plant, as applicable, a Notice from Contractor to Owner provided under Section 15.4.
“Notify” means to provide a Notice or Notification.
“Operating Personnel” means the personnel hired by Owner, or by an entity providing operating services for Owner, to operate the PV Power Plant or any applicable portion thereof (including all operators, instrument technicians and supervisors and Owner's contractors (other than Contractor )).
“OSHA” means the United States Department of Labor Occupational Safety and Health Administration.
“Owner” has the meaning set forth in the preamble and shall include any successors and permitted assigns.
“Owner-Caused Delay” means ***.
“Owner Critical Path Dates” means the respective dates identified in Exhibit G for the performance of the Owner Critical Path Items.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Owner Critical Path Items” means the items identified in Exhibit G as “Owner Critical Path Items.”
“Owner Directive” has the meaning set forth in Section 17.7.
“Owner Event of Default” has the meaning set forth in Section 20.3.
“Owner Financing Parties” means (a) any and all third party lenders (that is, unaffiliated with Owner or Owner Parent) providing senior or subordinated construction, interim or long-term debt financing or refinancing to Owner; (b) any and all third party equity investors (that is, unaffiliated with Owner or Owner Parent) in Owner providing tax equity investment or leveraged lease-financing or refinancing; or (c) any Person providing credit support to Owner, in each case of (a), (b) and (c) above, in connection with the PV Power Plant, and, in each case, any trustee or agent acting on behalf of such lenders or investors.
“Owner Indemnitee” has the meaning set forth in Section 24.2.
***
***
“Owner-Provided Facilities and Services” has the meaning set forth in Exhibits A-2 and A-3.
“Owner-Provided Information” means the information provided by or on behalf of Owner as set forth in Exhibit A-2.
“Owner Representative” means the representative designated by Owner pursuant to Section 2.1.
“Owner's Engineer” means any engineering firm or firms or other engineer or engineers selected and designated by Owner, provided that it is not a Competitor of SunPower.
“Owner's Separate Contractors” means each contractor or other Person that is in direct or indirect contractual privity with Owner and that performs any work in respect of the Project, but excluding Contractor and each Person engaged by Contractor or any of its Subcontractors in connection with the performance of the Work; provided, however, that where a Person so engaged by Contractor or any of its Subcontractors is also performing work in connection with the Owner-Provided Facilities and Services, as a contractor or a subcontractor of a contractor of Owner, such Person shall be considered one of “Owner's Separate Contractors” with respect to its performance of such work.
“Owner Taxes” means (i) any and all Taxes imposed under Applicable Law in respect of the income or gross income of the Owner, the direct or indirect owners of beneficial interests in the Owner and the Affiliates of the foregoing, (ii) Property Taxes imposed under Applicable Law in respect of the Site or the PV Power Plant Interconnection Facilities, and (iii) any and all other Taxes, not described in clauses (i) or (ii), including Property Taxes, imposed under Applicable Law on Owner, the PV Power Plant (or the operation thereof), or any property incorporated
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

therein pursuant to Section 5.2), in each case, for any period beginning on or after the Substantial Completion of the relevant Block.
“PCA” has the meaning set forth in the recitals.
“Performance Acceptance Tests” means, as the context may require, the Block Substantial Completion Tests, the Phase Substantial Completion Tests, and the PV Power Plant Substantial Completion Tests.
“Performance Acceptance Test Procedures” means the written test procedures, standards, protective settings, and testing programs for the Performance Acceptance Tests established by Contractor and approved by Owner in compliance with the criteria and guidelines set forth in Exhibits H-1, H-2, and H-3, as applicable.
“Performance Guarantee” means that the Tested Capacity of a Phase or the PV Power Plant, as applicable, is at least equal to the Guaranteed Capacity during a Successful Run of the applicable Performance Acceptance Test, as set forth in Exhibit H-2.
“Performance Liquidated Damages” means, for each Phase and the PV Power Plant, the amounts (if any) paid or to be paid by Contractor pursuant to Section 16.3 if Contractor fails to satisfy the applicable Performance Guarantee.
“Permit Expenses” means the actual costs payable to a Governmental Authority and all other reasonable third party costs and expenses incurred in connection with the application for and issuance of an Applicable Permit.
“Permit Requirement” means any requirement or condition on or with respect to the issuance, maintenance, renewal, transfer of, or otherwise relating to, any Applicable Permit or any application therefor.
“Person” means any individual, corporation, company, voluntary association, partnership, incorporated organization, trust, limited liability company, or any other entity or organization, including any Governmental Authority.
“PG&E” has the meaning assigned to such term in the recitals.
“Phase” means each of Phase 1, Phase 2, Phase 3 and Phase 4.
“Phase 1” means the first stage of the PV Power Plant, corresponding to “Phase 1” referred to in the HPR II PPA, which stage includes the Work required to complete the initial Block specified for such Phase in Exhibit T.
“Phase 1 Substantial Completion Guaranteed Date” means the Guaranteed Phase Operation Date for Phase 1 under the HPR II PPA, and as such date may be adjusted or extended pursuant to the terms thereof.

“Phase 2” means the second stage of the PV Power Plant corresponding to “Phase 2” referred to in the HPR II PPA, which stage includes the Work required to complete the Blocks specified for such Phase in Exhibit T.
“Phase 2 Substantial Completion Guaranteed Date” means the Guaranteed Phase Operation Date for Phase 2 under the HPR II PPA, and as such date may be adjusted or extended pursuant to the terms thereof.
“Phase 3” means the third stage of the PV Power Plant, corresponding to “Phase III” referred to in the HPR II PPA, which stage includes the Work required to complete the Blocks specified for such Phase in Exhibit T.
“Phase 3 Substantial Completion Guaranteed Date” means the Guaranteed Phase Operation Date for Phase 3 under the HPR II PPA, and as such date may be adjusted or extended pursuant to the terms thereof.
“Phase 4” means the stage of the PV Power Plant corresponding to the “Project” referred to in the HPR III PPA,, which stage includes the Work required to complete the Blocks specified for such Phase in Exhibit T.
“Phase 4 Substantial Completion Guaranteed Date” means the Guaranteed Phase/Commercial Operation Date for Phase 4 stated in Exhibit G, and as such date may be adjusted or extended pursuant to the terms of the HPR III PPA.
“Phase Substantial Completion” means, with respect to each Phase, the satisfaction (or waiver by Owner) of the requirements set forth in Section 15.2 with respect to such Phase.
“Phase Substantial Completion Certificate” means a certificate with respect to a Phase signifying that Phase Substantial Completion for such Phase has occurred, in the form of the attached Exhibit X-2.
“Phase Substantial Completion Date” means, for any Phase, the date on which the Phase Substantial Completion with respect to such Phase occurred, determined in accordance with Section 15.4.
“Phase Substantial Completion Guaranteed Date” means, as applicable, the Phase 1 Substantial Completion Guaranteed Date, the Phase 2 Substantial Completion Guaranteed Date, the Phase 3 Substantial Completion Guaranteed Date, and the Phase 4 Substantial Completion Guaranteed Date.
“Phase Substantial Completion Tests” means, the Performance Acceptance Tests to be performed for each Phase as described in Exhibits H-2 and H-3.
“Plant Specifications” is the description of the PV Power Plant set forth in Exhibit A-1, Part Two.
“Power Purchase Agreements” or “PPAs” means the HPR II PPA and the HPR III PPA.

“Pre-Commissioning” shall be the activities necessary to commence Commissioning as set forth in Exhibit M.
“Pre-Existing Contamination” means any Hazardous Materials present at or under the Site, prior to the Effective Date as identified in the Environmental Reports and that was not brought to the Site by Contractor or its Subcontractors.
“Priority A Item” has the meaning set forth in Section 14.1.6(a).
“Priority B Item” has the meaning set forth in Section 14.1.6(b).
“Progress Payment Schedule” means the schedule of monthly progress payments set forth in Exhibit I, as it may be adjusted in accordance with Article 17.
“Project” means (a) the PV Power Plant that is designed, engineered, procured, and constructed in accordance with this Agreement and (b) the PV Power Plant Interconnection Facilities.
“Project Labor Agreement” or “PLA” means that certain Project Labor Agreement for the California Valley Solar Ranch Project, dated October 27, 2010, by and between Fluor Constructors International, Inc. and International Brotherhood of Electrical Workers, Local 639, et al, a copy of which is attached hereto as Exhibit Z.
“Property Tax” means any real or personal property, or any ad valorem Taxes related to the Site, the PV Power Plant, the PV Power Plant Hardware, or any other property that will be incorporated therein.
“Punch List” has the meaning set forth in Section 14.1.6.
“Punch List Amount” has the meaning set forth in Section 14.1.6.
“Punch List Holdback” means an amount equal to *** of the Punch List Amount for each Priority B Item.
“PV” means photovoltaic.
“PV Power Plant” means the photovoltaic energy generating facility to be designed, engineered, procured, constructed, tested and commissioned under this Agreement in Phases as provided herein and as described in the Plant Specifications.
“PV Power Plant Functional Tests” means the functional tests on the PV Power Plant set forth in Exhibit H-4.
“PV Power Plant Functional Test Procedures” means the written test procedures, standards, protective settings, and testing programs for the PV Power Plant Functional Tests established by Contractor and approved by Owner in compliance with the criteria and guidelines set forth in Exhibit H-4.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“PV Power Plant Hardware” means all materials, supplies, apparatus, devices, equipment, machinery, tools, components, instruments and appliances that are to be incorporated into the PV Power Plant, whether provided by Contractor or any Subcontractor or Supplier.
“PV Power Plant Interconnection Facilities” shall mean the PV Power Plant substation and 230 kV gen-tie structures extending from the substation to one span short of reaching Caliente switching station, as well as conductors and communication cables from the substation to Caliente switching station.
“PV Power Plant Substantial Completion” means the satisfaction (or waiver by Owner) of the requirements set forth in Section 15.3.
“PV Power Plant Substantial Completion Certificate” means a certificate with respect to the entire PV Power Plant signifying that the PV Power Plant Substantial Completion has been achieved, in the form of the attached Exhibit X-3.
“PV Power Plant Substantial Completion Date” means the date on which the PV Power Plant Substantial Completion occurred, determined in accordance with Section 15.5.
“PV Power Plant Substantial Completion Guaranteed Date” means ***, as such date may be adjusted or extended pursuant to the terms hereof.
“PV Power Plant Substantial Completion Tests” means the Performance Acceptance Tests to be performed for the PV Power Plant as described in Exhibits H-2.
“Receiving Party” has the meaning set forth in Section 25.1.
“Release” means the discharging, depositing, injecting, dumping, spilling, leaking, placing, pumping, pouring, emitting, emptying, escaping, leaching, disposing, or discarding of any Hazardous Materials into the environment so that such Hazardous Materials or any constituent thereof may enter the environment, or be emitted into the air or discharged into any waters, including ground waters.
“Remedial Plan” means, for each Phase and the PV Power Plant, a plan prepared by Contractor regarding the actions to be taken and the schedule to remedy failures to meet the applicable Performance Guarantee, as submitted to and approved by Owner pursuant to Section 16.6.2.
“Required Manuals” means the manuals, instructions and training aids, whether created by Contractor, Subcontractor or Supplier, which are set forth in the Contractor Deliverables Table.
“Retention” has the meaning set forth in Section 6.6.1.
“Retention L/C” means one or more irrevocable letters of credit to be provided by Contractor, issued by an Approved Bank on terms reasonably acceptable to Owner in lieu of all or a portion of the Retention.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Schedule Milestones” means the Milestone Items associated with the Work, including the Owner Critical Path Items and the related Owner Critical Path Dates, as set forth in Exhibit G.
“SCADA System” is the Supervision, Control, and Data Acquisition System for the PV Power Plant as described in Part One, Section 2.6, of Exhibit A-1.
“Section 1603 Application” means an application submitted to the U.S. Department of the Treasury requesting a Cash Grant in respect of the Project or a Phase.
“Section 1603 Commencement of Construction Application” means an application submitted to the U.S. Department of the Treasury evidencing that the commencement of construction (within the meaning of the requirements of Section 1603 of the American Recovery and Reinvestment Act of 2009 and in accordance with the Cash Grant Guidance) with respect to the Project (or a Phase) has begun.
“Site” means the site for the location of the PV Power Plant, as more particularly described in Exhibit J.
“Site Conditions” means the physical and other conditions at the Site and the surrounding area as a whole, including conditions relating to the environment, transportation, access, waste disposal, handling and storage of materials, the availability and quality of electric power, the availability and quality of water, the availability and quality of roads, climatic conditions and seasons, topography, air and water (including raw water) quality and access conditions, ground surface conditions, surface soil conditions, sound attenuation, subsurface geology, nature and quantity of surface and subsurface materials to be encountered (including Hazardous Materials).
“Site Control Center” or “SCC” has the meaning set forth in Part One, Section 6.10 of Exhibit A-1.
“Site Plan” means the plan set forth in Exhibit K.
“Specified Subcontractor” means a Major Subcontractor set forth on Exhibit L (as amended from time to time in accordance with this Agreement).
“Specified Supplier” means a Supplier of equipment as set forth on Exhibit L (as amended from time to time in accordance with this Agreement).
“Standard Test Conditions” or “STC” means those standard test conditions described in Exhibits H-1, H-2 and H-3, as applicable.
“Statement of Work” means the requirements regarding the Work set forth in Exhibit A‑1.
“Subcontractor” means any Person, including any Supplier, other than Contractor or any of its Affiliates, that performs any portion of the Work for Contractor in furtherance of Contractor's obligations under this Agreement.

“Substantial Completion” means (a) with respect to a Block, the Block Substantial Completion with respect to such Block, (b) with respect to a Phase, the Phase Substantial Completion with respect to such Phase, and (c) with respect to the PV Power Plant, the PV Power Plant Substantial Completion.
“Substantial Completion Date” has the meaning set forth in Section 15.5.
“Substantial Completion Guaranteed Date” means the Phase 1 Substantial Completion Guaranteed Date, the Phase 2 Substantial Completion Guaranteed Date, the Phase 3 Substantial Completion Guaranteed Date, the Phase 4 Substantial Completion Guaranteed Date, or the PV Power Plant Substantial Completion Guaranteed Date, as applicable.
“Substantial Completion Certificate” means a certificate from Owner certifying that Substantial Completion for a Block or Phase or the PV Power Plant, as applicable, has occurred in the form attached hereto as Exhibits X-1, X-2, & X-3.
“Successfully Run” or “Successful Run” means, for each Phase and for the PV Power Plant (or, to the extent applicable, Block), (x) with respect to a Performance Acceptance Test, that (i) the applicable Performance Acceptance Test was completed in accordance with the applicable Performance Acceptance Test Procedures and (ii) the results from such Performance Acceptance Test demonstrate that such Phase, or the PV Power Plant, has successfully achieved at least the Minimum Performance Guarantee (or, with respect to a Block, the results from such Performance Acceptance Test demonstrate that the Block has successfully achieved at least ***% of its Guaranteed Capacity) and (y) with respect to a PV Power Plant Functional Test, that (i) the PV Power Plant Functional Test was completed in accordance with the applicable PV Power Plant Functional Test Procedure and (ii) the results from such PV Power Plant Functional Test demonstrate that the all major systems comprising the PV Power Plant are running in automatic and with a computed capacity weighted availability that is greater than or equal to ***%.
“Supplier” means a Person that supplies PV Power Plant Hardware directly to Contractor in connection with the performance of the Work.
“Suspension for Cause” has the meaning set forth in Section 21.4.2.
“System Turnover Package” consists of the installation, assembly, and Pre-Commissioning checklists for each System in a Block.
“Systems” has the meaning set forth in Section 14.1.
“Taxes” means any and all taxes, charges, duties, imposts, levies and withholdings imposed by any Governmental Authority, including sales tax, use tax, income tax, withholding taxes, corporation tax, franchise taxes, margin tax, capital gains tax, capital transfer tax, inheritance tax, value added tax, customs duties, capital duty, excise duties, betterment levy, stamp duty, stamp duty reserve tax, national insurance, social security or other similar contributions, and any interest, penalty, fine or other amount due in connection therewith, but not including Permit Expenses.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Tested Capacity” has the meaning set forth in Exhibit H-2.
“Transmission Provider” means PG&E, by or through one or more of its Affiliates, or any other Person providing transmission services from time to time for energy generated by the PV Power Plant.
“Third Party Intellectual Property” means Intellectual Property developed, conceived, reduced to practice or created by Subcontractors or other third parties in the performance of any portion of the Work or otherwise delivered to Contractor or Owner as part of the Work.
“30 Day Look-ahead Schedule” has the meaning set forth in Section 7.5.
“United States” means the United States of America.
“Unknown Pre-Existing Site Conditions” means (i) any adverse environmental conditions affecting the Work which are not disclosed in the Environmental Reports (and that were not brought on to the Site by the Contractor or by any Subcontractor), except geological conditions and archaeological artifacts or features, and which were discovered after the Effective Date; and (ii) any adverse Site Conditions that existed or arose prior to the Effective Date of which NRG Solar LLC or its Affiliates had actual knowledge and did not disclose the same to Contractor.
“Waiver and Release Form” shall mean the waivers and releases of liens described in Section 6.3(b) or Section 6.7, as applicable.
“Warranty” means the Defect Warranty ***, as the context requires.
“Warranty Period” means, for each Block, the applicable Defect Warranty Period or the applicable ***, as the context requires.
“Work” means all of Contractor's obligations set forth in Exhibits A-1 and A-3.
1.2    Exhibits. This Agreement includes the Exhibits annexed hereto and any reference in this Agreement to an “Exhibit” by letter designation or title shall mean one of the Exhibits identified in the table of contents and such reference shall indicate such Exhibit herein. Each Exhibit attached hereto is incorporated herein in its entirety by this reference.

1.3    Interpretation.

(a)    Terms defined in a given number, tense or form shall have the corresponding meaning when used in this Agreement with initial capitals in another number, tense or form. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    The terms such as “hereof,” “herein,” “hereto,” “hereinafter” and other terms of like import are not limited in applicability to the specific provision within which such references are set forth but instead refer to this Agreement taken as a whole.
(c)    When a reference is made in this Agreement to an Article, Section, subsection or Exhibit, such reference is to an Article, Section, subsection or Exhibit of this Agreement unless otherwise specified.
(d)    The word “include,” “includes,” and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation,” and, unless otherwise specified, shall not be deemed limited by the specific enumeration of items, but shall be deemed without limitation. The term “or” is not exclusive.
(e)    Except as otherwise provided herein, a reference to any Party to this Agreement or any other agreement or document shall include such Party's successors and permitted assigns.
(f)    Except as otherwise provided herein, reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.
(g)    The Parties shall act reasonably and in accordance with the principles of good faith and fair dealing in the performance of this Agreement. Unless expressly provided otherwise in this Agreement, (i) where the Agreement requires the consent, approval, acceptance or similar action by a Party, such consent, approval or acceptance shall not be unreasonably withheld, conditioned or delayed and (ii) wherever the Agreement gives a Party a right to determine, require, specify or take similar action with respect to a matter, such determination, requirement, specification or similar action shall be reasonable.
(h)    Except as expressly provided herein or as the context may otherwise require, all references to “months” shall mean calendar months, and all references to “days” shall mean calendar days (i.e., including Business Days and non-Business Days).
(i)    Words “shall” and “will” are used interchangeably with the same meaning.
(j)    The Parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.
1.4    Headings. All headings or captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

1.5    Conflicts in Documentation. This Agreement, including the Exhibits hereto shall be taken as mutually explanatory. If either Party becomes aware of an express conflict between the provisions of this Agreement or any Exhibit hereto, such Party shall immediately Notify the other Party of such conflict. In the event of a conflict between any provision within Articles 1 through 33 of this Agreement and an Exhibit, the provisions of Articles 1 through 33 of this Agreement shall take precedence.

2.    RESPONSIBILITIES OF OWNER
Owner shall carry out the responsibilities allocated to Owner under this Article 2 at Owner's cost and expense.
2.1    Owner Representative. Owner shall designate (by a Notice delivered to Contractor) an “Owner Representative,” who shall act as the single point of contact on behalf of Owner with respect to the prosecution and scheduling of the Work and any issues relating to this Agreement. Owner may designate a new Owner Representative from time to time by a Notice delivered to Contractor.

2.2    Operating Personnel. Owner shall provide Operating Personnel with requisite plant operating experience, who shall be licensed where necessary, to provide operating support to Contractor for testing and commissioning of each Block, Phase, and the PV Power Plant as provided in Sections 3.15 and 3.16.

2.3    Applicable Permits. Other than Contractor-Acquired Permits, Owner shall obtain and maintain in full force and effect all Applicable Permits. Owner shall comply with all requirements and perform all tasks identified as Owner's responsibility in the Division of CUP Responsibility Table attached hereto as Exhibit C-3. Owner agrees to provide prompt Notice to Contractor of any changes in its Applicable Permits to be obtained and maintained by it that could reasonably be expected to have a material adverse impact on the performance of the Work. ***.

2.4    Interconnection Facilities. Owner shall provide the Interconnection Facilities and the Owner-Provided Facilities and Services in accordance with the Schedule Milestones and the Owner Critical Path Dates.

2.5    Owner-Provided Information. Owner shall provide the Owner-Provided Information set forth in Exhibit A-2 to Contractor on or prior to the applicable Milestone Item as set forth in Exhibit G.

2.6    Owner Performance Security. Owner has, on or before the Effective Date, caused to be furnished to Contractor the *** and shall cause the same to be maintained in full force and effect until indefeasible payment in full of all such obligations and liabilities. ***.

2.7    Owner's Separate Contractors. Owner shall retain at Owner's sole cost, determination and responsibility, Owner's Separate Contractors. Contractor shall cooperate with all Owner's Separate Contractors who may be working at or near the Site. Contractor shall not allow it, or its Subcontractors, activities on the Site to unreasonably interfere with Owner's Separate Contractors. Owner shall cause Owner's Separate Contractors to comply with Contractor's directions in accordance with Contractor's Safety Program.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.8    Taxes and Permit Expenses. Owner shall pay in a timely manner any and all Owner Taxes, or in the event such Owner Taxes are paid by Contractor, or any Subcontractor, Owner shall promptly reimburse Contractor for same. Owner shall also pay in a timely manner any such other Taxes as are Owner's responsibility under Article 5. Owner shall also pay all Permit Expenses to the applicable Governmental Authorities and other third parties in connection with all Applicable Permits, excluding Contractor-Acquired Permits.

2.9    Access to Site. Owner shall provide reasonable access and use of the Site to Contractor and the Subcontractors for the purposes of allowing Contractor to perform its obligations and exercise its rights under this Agreement.

2.10    Cooperation. Owner shall cooperate and cause Owner's Separate Contractors to cooperate with Contractor and the Subcontractors who may be working at or near the Site. Owner shall not allow its, or its Affiliates' or any Owner's Separate Contractor's, operations and activities on the Site to interfere with the performance of the Work by Contractor.

3.    RESPONSIBILITIES OF CONTRACTOR

Contractor shall carry out the responsibilities allocated to Contractor under this Article 3 at Contractor's cost and expense.
3.1    General. Contractor shall perform, furnish and be responsible for all of the Work including all engineering, services, procurement, testing, commissioning, labor, PV Power Plant Hardware and supervision necessary to provide the PV Power Plant in accordance with the provisions of this Agreement. Contractor acknowledges and agrees that this Agreement constitutes a fixed price obligation by Contractor to engineer, design, procure, construct, test and commission the PV Power Plant, subject to the terms of this Agreement. Contractor acknowledges and agrees that, except as otherwise explicitly set forth in this Agreement, Contractor shall have sole control over the engineering, procurement, design and construction means, methods, techniques, sequences, and procedures and for the coordination of all portions of the Work under this Agreement.

3.2    Performance of Work. Contractor shall perform and complete all of the Work, and cause each Subcontractor to perform and complete each such Subcontractor's respective portion of the Work, in accordance with the terms of this Agreement and Industry Standards, and in compliance with Applicable Law and Applicable Permits. The Work shall be subject to the warranty provisions set forth in Article 18.

3.3    Design and Construction of PV Power Plant.

3.3.1    General. Contractor shall design, engineer and construct the PV Power Plant so that it meets the requirements of the Statement of Work and is capable of operation in compliance with this Agreement, all Applicable Laws, Applicable Permits and Industry Standards in effect as of the Effective Date. Contractor shall provide all engineering and design services necessary to set forth in detail the specifications, drawings and requirements for the procurement of PV Power Plant Hardware and for the construction of the entire PV Power Plant in a manner that satisfies the requirements of this Agreement. Contractor shall preserve all permanent survey construction monuments and benchmarks during its performance of the Work.

3.3.2    Commencement of Construction. Contractor shall achieve Commencement of Construction on or before September 26, 2011, or such later date as is consistent with the requirements of the Owner Financing Parties, provided, however, that Contractor's failure to timely achieve Commencement of Construction shall not constitute a Contractor Event of Default if such failure is caused by any action or inaction of Owner.

3.4    Contractor's Project Manager. Contractor shall designate a Contractor's Project Manager who shall have full responsibility for the prosecution of the Work and shall act as a single point of contact in all matters on behalf of Contractor. Contractor may designate a new Contractor's Project Manager from time to time by Notice delivered to Owner, subject to Owner's approval, not to be unreasonably withheld or delayed.

3.5    Utilities and Services.

3.5.1    Provision of Services. Contractor shall install, connect and maintain at its own expense during its performance under this Agreement, from the commencement of the Work until the Substantial Completion Date of the PV Power Plant, all utilities, facilities and services, as set forth in Exhibit A-1 (other than Owner-Provided Facilities and Services) required for the performance of the Work.

3.5.2    Payment. Contractor shall pay when due all construction utility usage charges and arrange with local authorities and utility companies having jurisdiction over the Site for the provision of utilities.

3.5.3    Supply of Construction Facilities. Other than Owner-Provided Facilities and Services, Contractor shall provide all construction facilities necessary to complete the PV Power Plant. Contractor shall obtain all supplies, equipment, materials or services required for the performance of the Work.

3.6    Inspection. Contractor shall perform all inspection, quality surveillance and other like services required for performance of the Work, including inspecting all PV Power Plant Hardware that comprise the PV Power Plant or that is to be used in the performance of the Work.

3.7    Organization. Contractor shall provide staff to supervise and coordinate the work of Contractor and Subcontractors on the Site. Contractor shall maintain adequate staff that are dedicated to the timely completion of the Work, and that have the technical and managerial expertise to control and execute the Work in accordance with the requirements of this Agreement. Contractor shall maintain a qualified and competent organization at the Site with adequate capacity and numbers of construction and commissioning personnel, equipment and facilities to execute the Work in accordance with the terms of this Agreement.

3.8    Contractor-Acquired Permits. Contractor shall obtain, at its sole cost, all Contractor-Acquired Permits. As necessary, Contractor shall provide reasonable technical support regarding plant design details or proposed construction processes to assist Owner in obtaining other Applicable Permits. Contractor shall comply with all requirements and perform all tasks identified as Contractor's responsibility in the Division of CUP Responsibility Table attached hereto as Exhibit C-3. ***.

3.9    Hazardous Materials Disposal System. Contractor shall prepare and maintain accurate and complete documentation of all Hazardous Materials used by Contractor or Subcontractors at the Site in connection with the Work, and of the disposal of any such Hazardous Materials, including transportation documentation and the identity of all Subcontractors providing Hazardous Materials disposal services to Contractor at the Site. Contractor shall be responsible for disposal of all wastes generated by it or its Subcontractors during the performance of the Work, including waste water, sanitary wastes, demolition debris, construction debris, spoil, Hazardous Materials for which Contractor is responsible hereunder, surplus excavation material, office wastes and waste but excluding wastes generated by the PV Power Plant from and after the Substantial Completion Date of any applicable Block, which will be responsibility of the Owner. All such wastes shall be handled, stored or disposed of in accordance with Applicable Law in a suitable off-site location. All costs and all regulatory obligations under Applicable Law in connection with the handling, storage and disposal of such wastes are the responsibility of Contractor.

3.10    Maintenance of Site. Contractor shall maintain the Site clear of debris, waste material and rubbish. Contractor at its sole cost and expense shall dispose of such debris, waste material and rubbish in accordance with Applicable Law.

3.11    Site Security. During the performance of the Work at the Site, Contractor shall provide all necessary and reasonably appropriate security at the Site and is responsible for the security of the Site and the protection of the Work.

3.12    Safety.

3.12.1    Contractor Responsibility for Safe Performance of Work. During the performance of the Work, Contractor shall be responsible for the safety of the Persons at the Site and for the safe performance of the Work. Contractor shall give notices and comply with Applicable Laws, ordinances, rules, regulations and lawful orders of public authorities bearing on the safety of persons or property or their protection from damage, injury or loss.

3.12.2    Contractor Safety Program.

(a)    Obligation to Provide Safety Program. No later than thirty (30) days before the mobilization at the Site, Contractor shall provide a safety program specifically designed for the Work. The safety program shall describe the safety program to be used by Contractor and the Subcontractors in the performance of the Work at the Site (the “Contractor's Safety Program”). Contractor's Safety Program shall be designed to provide a safe environment during the performance of the Work at such location and shall, among other things, seek to minimize the number of safety-related incidents during the performance of the Work. Contractor's Safety Program shall include requirements
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

for the safety pre-qualification of each of the Subcontractors and a drug and alcohol program (which shall include a drug testing policy).
(b)    Owner Review of Safety Program. Owner shall have the right to review and comment on Contractor's Safety Program and Contractor shall cooperate with Owner to incorporate reasonably requested changes into the Safety Program addressing such comments, provided, that if such incorporation of Owner's comments would add to the scope of the Work or materially change the Critical Path, Contractor shall be entitled to a Change In Work.
(c)    Coordination with Insurance Providers. Contractor shall coordinate with its insurance providers and ensure Contractor's Safety Program conforms with the requirements of Contractor's insurance providers.
3.12.3    Contractor Safety Representative. Contractor shall designate a safety representative with the necessary qualifications and experience to supervise the implementation of and monitoring of all safety precautions and programs related to the Work. The safety representative shall make routine inspections of the Site and shall hold safety meetings with Contractor's personnel, Subcontractors and others, as Contractor reasonably deems appropriate.

3.12.4    Contractor's Duty to Notify regarding Incidents or Accidents. Contractor shall promptly provide to the Owner Representative:

(i)    immediate oral notice of any incident or accident related to the Work;
(ii)    written reports of any incidents or accidents that occur related to the Work, no later than twenty-four (24) hours after such incident or accident;
(iii)    written accident reports of OSHA lost time or recordable accidents that occur related the Work, prepared in accordance with the safety program approved by Owner pursuant to this Section 3.12; and
(iv)    copies of all written communications, including notices, with Governmental Authorities and insurance companies with respect to accidents that occur related to the Work, and thereafter provide such written reports relating thereto as Owner may reasonably request.
In the event the Owner Representative or any other representatives of Owner observes unsafe behaviors or practices by any of Contractor's or any Subcontractor's personnel that are not in compliance with Contractor's Safety Program, Owner shall Notify Contractor and Contractor shall act promptly to take reasonable action to correct such unsafe behavior or practice, and shall promptly Notify Owner in writing of actions reasonably taken by Contractor to prevent such unsafe behavior or practice from occurring again. Notwithstanding Owner's review of Contractor's Safety Program for the Work or Owner's exercise of its rights to Notify Contractor of unsafe practices or behavior pursuant to the preceding sentence, Contractor shall be solely responsible for implementing Contractor's Safety Program and shall perform the Work, and shall cause the Subcontractors to implement, follow and perform the Work, in accordance with Contractor's Safety Program.
3.13    Quality Assurance Programs. Contractor shall use quality assurance programs throughout the performance of the Work. Contractor's standard quality assurance program is attached hereto as Exhibit W. Within thirty (30) days following the Effective Date, Contractor shall provide to Owner a quality assurance program specifically tailored to the PV Power Plant with which Contractor shall comply throughout the performance of the Work.

3.14    Contractor Deliverables. Contractor shall issue the Contractor Deliverables to Owner and to other parties in accordance with the Contractor Deliverables Table.

3.15    Training of Operating Personnel. Commencing no later than forty-five (45) days prior to the anticipated Phase Substantial Completion Date for Phase 1 and, again, 45 days prior to the anticipated PV Power Plant Substantial Completion, Contractor shall, or where applicable, shall cause the Subcontractors to, train designated Operating Personnel, including Owner's operations supervision employees in accordance with the training program set forth in Exhibit E.

3.16    Commissioning Personnel. Contractor shall provide or cause to be provided appropriate and qualified installation and commissioning personnel, all equipment, tools, construction and temporary material and all other labor necessary for all of the Work to achieve Substantial Completion of each Block, Phase or PV Power Plant, as applicable.

3.17    ***

3.18    Shipping.

3.18.1    General. Contractor shall provide all shipping and handling of PV Power Plant Hardware, construction material, and equipment, including customs clearance and any required storage and claims (except as set forth in any Material and Equipment Supply Agreement executed pursuant to Section 9.6 with respect to certain costs in connection with the equipment sold under that agreement).

3.18.2    Use of United States-flag Vessels. Contractor agrees:

(i) to utilize privately owned United States-flag commercial vessels to ship at least fifty percent (50%) of the gross tonnage (computed separately for dry bulk carriers, dry cargo liners, and tankers) involved, whenever shipping any equipment, material, or commodities pursuant to this Agreement, to the extent such vessels are available at fair and reasonable rates for United States-flag commercial vessels; and
(ii) To furnish within twenty (20) days following the date of loading for shipments originating within the United States or within thirty (30) Business Days following the date of loading for shipments originating outside the United States, a legible copy of a rated, 'on-board' commercial ocean bill-of-lading in English for each shipment of cargo described in subparagraph (i) of this Section 3.18.2 to both the contracting officer (through the Contractor in the case of Subcontractor bills-of-lading)
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

and to the Division of National Cargo, Office of Market Development, Maritime Administration, Washington, DC 20590
3.19    Davis-Bacon Act Requirements. Contractor shall comply with the requirements of the Davis-Bacon Act as set forth in Exhibit AA.
3.20    Escrow Agreement. Contractor shall enter into an agreement for the escrow of certain intellectual property rights in the form of the Escrow Agreement attached as Exhibit BB.

3.21    Subordination Agreement. Contractor shall enter into an agreement for the subordination of its claims of mechanics liens in the form of the Subordination Agreement attached as Exhibit DD. Contractor shall require that all Subcontractors with subcontract prices over *** enter into agreements for the subordination of their clams of mechanics liens substantially in the form of the Subordination Agreement attached as Exhibit DD.

3.22    Contractor Credit Support. ***, Contractor shall as of the date of this Agreement issue a Letter of Credit in the amount of *** running in favor of Owner and providing Credit Support to Owner for the payment by Contractor of its obligations and liabilities under this Agreement and attached hereto as Exhibit FF.

4.     COVENANTS, WARRANTIES AND REPRESENTATIONS

4.1    Contractor.

4.1.1    Organization, Standing and Qualification. Contractor warrants and represents that, as of the Effective Date, it is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform its obligations hereunder and to engage in the business it presently conducts and contemplates conducting under this Agreement, and is and will be duly licensed or qualified to do business in good standing under the laws of the State of California and in each other jurisdiction in which the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to be so licensed or qualified would have a material adverse effect on its ability to perform its obligations hereunder.

4.1.2    Due Authorization; Enforceability. Contractor represents and warrants that, as of the Effective Date, this Agreement has been duly authorized, executed and delivered by or on behalf of Contractor and is, upon execution and delivery, the legal, valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

4.1.3    No Conflict; No Liens. Contractor represents and warrants that, as of the Effective Date, the execution, delivery and performance by Contractor of this Agreement will not conflict with or violate (a) its organizational documents, (b) any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other agreement or instrument to which Contractor is a

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party or by which it or its properties may be bound or affected, or (c) any Applicable Laws. Except as specifically set forth in this Agreement, Contractor will not subject the PV Power Plant, the Project or any component part thereof or the Site or any portion thereof to any lien other than as contemplated or permitted by this Agreement.

4.1.4    Government Approvals. Other than with respect to the Contractor-Acquired Permits, Contractor represents and warrants that, as of the Effective Date, neither the execution nor delivery by Contractor of this Agreement requires the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Governmental Authority.

4.1.5    No Suits, Proceedings. Contractor represents and warrants that, as of the Effective Date, there are no actions, suits, proceedings, patent or license infringements, or investigations pending or, to Contractor's knowledge, threatened against it at law or in equity before any court (United States or otherwise) or before any Governmental Authority (whether or not covered by insurance) that individually or in the aggregate could result in any materially adverse effect on Contractor's ability to perform its obligations under this Agreement. Contractor has no knowledge of any violation or default with respect to any order, writ, injunction or decree of any court or any Governmental Authority that may result in any such materially adverse effect or such impairment.

4.1.6    Business Practices. Contractor represents and warrants that, as of the Effective Date, none of it or its representatives have made any payment or given anything of value, and Contractor covenants that it will not make any payment or give anything of value, in either case to any government official (including any officer or employee of any Governmental Authority) to influence his, her or its decision or to gain any other advantage for Owner or Contractor in connection with the Work to be performed hereunder. Contractor shall follow Contractor's Parent's Code of Business Conduct and Ethics policy with respect to all of the Work. None of Contractor nor any of its employees or agents shall intentionally take any action with respect to this Agreement or any of the Work that in any way violates any Applicable Laws concerning corrupt practices. Contractor shall immediately Notify Owner of any violation of this Section 4.1.6.

4.1.7    Owner-Provided Information. Contractor acknowledges that Owner does not make any representation or warranty with respect to the accuracy or completeness of documents or information (including oral statements) or opinions expressed by Owner, except as provided in the express representations and warranties of Owner in this Agreement and as set forth in the Owner-Provided Information, on which, in each case, Contractor shall be entitled to rely without verification. Except as set forth in the preceding sentence, Contractor acknowledges and agrees that it is not relying on Owner for any information, data, inferences or conclusions, or other information with respect to Site Conditions, including the surface conditions of the Site and the surrounding areas, or the Work.

4.1.8    Licenses. Contractor covenants that all Persons who will perform any portion of the Work will have all business and professional certifications if and as required by Applicable Law to perform the services under this Agreement.

4.1.9    Cash Grant.

(a)     Contractor agrees that, at the request of Owner and subject to the Cost Segregation Firm entering into a non-disclosure agreement reasonably acceptable to Contractor, it shall reasonably cooperate with the Cost Segregation Firm selected by Owner, and will use reasonable commercial efforts to cause all Subcontractors and Suppliers to cooperate with such Cost Segregation Firm, to provide any and all cost segregation information, supporting documentation and records, including without limitation, supporting documentation for the detailed breakdown of all costs includible in the Work, copies of contracts, invoices for expenses and proof of payments, available to Contractor and/or any Subcontractor or Supplier that is reasonably required or reasonably requested by such Cost Segregation Firm in connection with the preparation of a Cost Segregation Report for each Phase. Pursuant to the non-disclosure agreement, the Cost Segregation Firm will be required to agree that it shall not, and that it shall cause its employees, agents and representatives not to, use the Confidential Information of Contractor for any reason other than the completion of the Cost Segregation Report. In addition, all detailed cost information including, but not limited to, cost and profit margins provided to the Cost Segregation Firm by Contractor supporting the Cost Segregation Report will not be disclosed to Owner or other third parties and will be held by the Cost Segregation Firm in confidence. Unless authorized by Contractor in writing prior to disclosure, the Cost Segregation Firm shall not, and shall cause its employees, agents and representatives not to, disclose the Confidential Information of Contractor to any third parties or to Owner's Representatives, except to those employees and representatives of the Cost Segregation Firm who reasonably require such information for the purposes of the Cost Segregation Report.
(b)    Notwithstanding anything else to the contrary in this Agreement, Contractor shall disclose and provide to the Owner such Confidential Information, that is not initially provided under any arrangement or action provided under Section 4.1.9(a), to the extent (x) the Independent Accountant is unable to certify and attest to the accuracy of costs for purposes of any application for a Cash Grant in respect of a Phase without that disclosure of Confidential Information, (y) Owner is advised by counsel that it would violate the penalties of perjury clause of a Section 1603 Application or Section 1603 Commencement of Construction Application without that disclosure of Confidential Information, or (z) the U.S. Department of the Treasury determines that it requires disclosure of Confidential Information to issue as great a Cash Grant as possible.
(c)    Contractor shall not claim, or cause to be claimed, any tax credit under Section 45 or Section 48 of the Code, or any cost recovery deduction, with respect to the property described in the Section 1603 Applications or Section 1603 Commencement of Construction Applications. Contractor shall not file its own Section 1603 Application or Section 1603 Commencement of Construction Application or make any other claim to a Cash Grant.

(d)    Owner shall provide Contractor five (5) Business Days written notice before Owner submits a Section 1603 Commencement of Construction Application and/or Section 1603 Application. In connection with Owner filing a Section 1603 Commencement of Construction Application or Section 1603 Application, Contractor shall provide a statement, signed under penalties of perjury and otherwise in compliance with the Cash Grant Guidance, describing the Work that both commenced under this Agreement after the Effective Date (but including any Work performed under the PCA) and has been completed prior to the earlier of the date of such certification and December 31, 2011.
4.1.10    Financial Condition. Contractor represents and warrants that Contractor is financially solvent, able to pay its debts as they mature and possesses sufficient working capital to complete its obligations under this Agreement.

4.2    Owner.

4.2.1    Organization, Standing and Qualification. Owner represents and warrants that, as of the Effective Date, Owner is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform its obligations hereunder and to engage in the business Owner presently conducts and contemplates conducting, and is and will be duly licensed or qualified to do business and in good standing in each jurisdiction wherein the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to be licensed or qualified would have a material adverse effect on its ability to perform its obligations hereunder.

4.2.2    Due Authorization; Enforceability. Owner represents and warrants that, as of the Effective Date, this Agreement has been duly authorized, executed and delivered by or on behalf of Owner and is, upon execution and delivery, the legal, valid, and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

4.2.3    No Conflict. Owner represents and warrants that, as of the Effective Date, the execution, delivery and performance by Owner of this Agreement will not conflict with or violate: (a) its organizational documents; (b) any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other agreement or instrument to which Owner is a Party or by which it or its properties may be bound or affected; or (c) any Applicable Laws.

4.2.4    Governmental Approvals. Except for those permits listed in Exhibit C-2, Owner represents and warrants that all Applicable Permits either have been obtained by Owner and are in full force and effect on the Effective Date or will be obtained and will be in full force and effect on or prior to the date on which they are required, under this Agreement and Applicable Law, so as to permit Contractor to commence and prosecute the Work to completion in accordance with the CPM Schedule.

4.2.5    No Suits, Proceedings. Owner represents and warrants that, as of the Effective Date, there are no actions, suits, proceedings or investigations pending or, to Owner's knowledge, threatened against it at law or in equity before any court (United States or otherwise) or before any Governmental Authority (whether or not covered by insurance) that individually or in the aggregate could result in any materially adverse effect on Owner's ability to perform its obligations under this Agreement. Owner has no knowledge of any violation or default with respect to any order, writ, injunction or any decree of any court or any Governmental Authority that may result in any such materially adverse effect or such impairment.

4.2.6    Land. Owner represents and warrants that it holds good and defensible leasehold title in respect of the Site which is sufficient for the execution of the Work and will provide Contractor with all unrestricted access necessary to the Site to perform the Work.

4.2.7    Site Conditions. Owner represents and warrants that the Owner Provided Information contained in Exhibit A-2 is accurate and includes material information relating to the actual Site Conditions.

4.2.8    Financial Condition. Owner represents and warrants that Owner is financially solvent, able to pay its debts as they mature and possesses sufficient working capital to complete its obligations under this Agreement.

5.    COST OF WORK

5.1    Contract Price. In consideration of Contractor's performance of the Work, Owner shall pay to Contractor a contract price of *** (the “Contract Price”). The Contract Price shall be payable in accordance with the Progress Payment Schedule and Article 6 of this Agreement. The Contract Price shall not be changed nor shall Contractor be entitled to any other compensation, reimbursement of expenses or additional payment of any kind without prior written authorization of Owner or as otherwise specifically set forth in this Agreement (including Section 5.2, Article 8 and Article 17). Payments shall be made at the times and in the manner provided in Article 6. For the avoidance of doubt, the Contract Price is inclusive of Contractor Taxes, but is exclusive of all Owner Taxes and builder's all risk insurance, which shall be payable by Owner in accordance with Section 22.4.

5.2    Taxes.

5.2.1    Taxes Included and Excluded in Contract Price. The Contract Price excludes any and all Owner Taxes, which shall be the sole responsibility of Owner, and Owner shall fully indemnify Contractor against any and all such Owner Taxes. The Contract Price includes any and all Contractor Taxes, which shall be the sole responsibility of Contractor, and Contractor shall fully indemnify Owner against any and all such Contractor Taxes.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2.2    Payment of Taxes. Contractor shall timely pay all Contractor Taxes assessed against it under Applicable Law in connection with Work under this Agreement and shall make any and all payroll deductions required by Applicable Law. Owner shall timely pay all Owner Taxes due for which it is responsible under Applicable Law. In the event Contractor or its Subcontractors are required under Applicable Law to pay any Owner Taxes, Contractor or its Subcontractors shall timely pay such amounts, and Owner shall reimburse Contractor within thirty (30) days of delivery of Contractor's invoice for such amounts in accordance with Article 6. In the event Contractor is required under Applicable Law to withhold or impose any Owner Taxes from Owner on any payment under Article 6, Owner shall pay to Contractor such Taxes and Contractor shall timely remit such Taxes to the applicable Governmental Authority under Applicable Law. In the event Owner is required under Applicable Law to withhold or impose any Contractor Taxes from Contractor on any payment under Article 6, Owner shall timely remit such Taxes to the applicable Governmental Authority under Applicable Law. In the event Owner is required under Applicable Law to pay any Contractor Taxes that cannot be fully applied toward payments to be made under Article 6, Owner shall timely pay such amounts, with Contractor to promptly reimburse Owner for the same within ten (10) Business Days, following receipt by Contractor of an invoice for such amounts.

5.3    Fiscal Agreement Costs. *** shall have full financial responsibility and pay any and all costs associated with those obligations set forth in the County Fiscal Agreement attached hereto as Exhibit CC including all costs related to guaranteed tax true-up payments, impact payments and ongoing costs related to the decommissioning security but specifically excluding the ultimate obligation to pay for the decommissioning of the Project. To the extent any credit support or enhancement is required under the County Fiscal Agreement, *** shall be exclusively responsible for the cost of providing such credit support or enhancement but, except where any draw on such credit support or enhancement is due to *** breach of the provisions of the County Fiscal Agreement regarding such credit enhancement, *** shall be exclusively responsible for the cost of any draws made against such credit support or enhancement and any obligation to refresh such credit support or enhancement after such draw. Other than with respect to the cost of decommissioning the Project and the costs described to be *** costs in the immediately preceding sentence, *** shall have no obligation to stand behind, repay or otherwise indemnify *** for any costs under the County Fiscal Agreement.

5.4    Cash Grant Intention and Turnover. It is the intention of the Parties that Owner is the owner of the PV Power Plant and entitled to any Cash Grant payable in respect thereof. Consequently, in the event Contractor receives the Cash Grant in circumstances where Contractor has not reacquired the PV Power Plant or a Phase thereof pursuant to this Agreement or any other agreement between Owner, NRG or an affiliate of NRG on the one hand and Contractor or an Affiliate of Contractor on the other hand, Contractor shall segregate and hold in trust for Owner any such amounts received, and remit any such amounts received to Owner promptly, but in no event more than five (5) days after receipt thereof.

6.    TERMS OF PAYMENT

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Concurrently with the execution and delivery of this Agreement, Owner is making an initial payment to Contractor as specified on the attached Exhibit I-1. In addition, Owner shall make payments to Contractor as follows:
6.1    Monthly Invoicing. Subject to the terms of this Agreement, Owner shall make progress payments to Contractor on a monthly basis in accordance with the Progress Payment Schedule attached hereto as Exhibit I-1, provided, however, that the cumulative payments of the Contract Price shall not exceed the Cumulative Maximum Amounts as set forth in Exhibit I-2. In connection with a Change in Work for which schedule relief is provided, the CPM Schedule and the Progress Payment Schedule shall be equitably adjusted to account therefor in a Change in Work Form pursuant to Article 17. Subject to the provisions of this Article 6, Contractor shall submit a monthly Contractor's Invoice to Owner in accordance with Section 6.3. Payments due Contractor under this Agreement shall be electronically transferred by wire transfer to the bank account and in accordance with the bank instructions identified in Contractor's most recent invoice in immediately available funds no later than the payment due date. Invoice number and project name shall be referenced in the bank wire reference fields. All payments shall be made in U.S. Dollars.

6.2    Progress Assessment. In order to verify the progress made by Contractor in connection with any Contractor's Invoice submitted by Contractor, Owner shall have the right to inspect the Work or any part thereof that Owner reasonably requests, provided, however, that, subject to Section 6.8, such inspections shall not delay payment by Owner to Contractor of any undisputed amount set forth on Contractor's Invoice.

6.3    Contractor's Invoices. On or about the fifth (5th) Business Day of each month after commencement of the Work, Contractor shall electronically deliver to Owner a Contractor's Invoice for the Work completed in relation to the applicable activities set forth in the Progress Payment Schedule in the immediately preceding month (or portion thereof with respect to the first month after commencement of the Work). Contractor shall not request in any Contractor's Invoice the payment of any sum attributable to Work for which Contractor has already been paid. Each Contractor's Invoice, with the exception of the Final Contractor's Invoice, shall:

(a)    (i) identify which applicable activities described on the Progress Payment Schedule for the Work have been completed; (ii) identify the related progress payments set forth on the Progress Payment Schedule for the Work that are then due; and (iii) identify any other known amounts then payable by Owner to Contractor under any provision hereof (without limiting Owner's right to dispute any amounts requested for payment pursuant to Section 6.8); (iv) identify any Owner Taxes that are either required to be withheld by or reimbursed to, Contractor; and (v) provide a summation of the previous amounts invoiced by Contractor and the payments made by Owner; and
(b)    be accompanied by: (i) with respect to Work for which payment is requested pursuant to such invoice, (A) conditional waiver and releases upon progress payment (to the extent not previously submitted) substantially in the form of Exhibit F-1 and otherwise complying with the requirements of California

Civil Code Section 3262(d)(1) (or any successor statute) from Contractor and (B) copies of conditional waiver and releases upon progress payment (to the extent not previously submitted) substantially in the form of Exhibit F-1, and otherwise complying with the requirements of California Civil Code Section 3262(d)(1) (or any successor statute) from each Major Subcontractor with respect to Work performed and invoiced by each Major Subcontractor, in each case sufficient to release all liens and lien rights under Applicable Law upon receipt of such payment with respect to such Work; and (ii) with respect to Work for which payments had previously been made to Contractor, (A) unconditional waiver and releases upon progress payment (to the extent not previously submitted) substantially in the form of Exhibit F-2, and otherwise complying with the requirements of California Civil Code Section 3262(d)(2) (or any successor statute) from Contractor and (B) copies of unconditional waiver and releases upon progress payment (to the extent not previously submitted) substantially in the form of Exhibit F-2, and otherwise complying with the requirements of California Civil Code Section 3262(d)(2) (or any successor statute) from each Major Subcontractor with respect to amounts (if any) due to such Major Subcontractor which are not being contested in good faith by Contractor, in each case sufficient to release all liens and lien rights under Applicable Law with respect to such Work.
Contractor understands and agrees that any Contractor's Invoice that is inaccurate shall not, only to the extent of such deficiency, constitute a valid request for payment.
6.4    Owner Review. Within *** days after Owner receives a Contractor's Invoice and all accompanying documentation required by Section 6.3, Owner shall Notify Contractor concerning any dispute over the accuracy of, or entitlement to, any amount of the submitted Contractor's Invoice and the basis for such dispute. If Owner has not Notified Contractor within such *** day period of any good faith objection thereto, Owner shall be deemed to have approved such Contractor's Invoice.

6.5    Payments.

6.5.1    Payments. Subject to Section 6.8, Owner shall make payment to Contractor for the full undisputed amount specified in each invoice, except as set forth in Section 6.5.2 and Section 6.6, no later than *** days following the date of Owner's receipt of Contractor's Invoice and supporting documentation in the manner and detail and at the time required pursuant to Section 6.3. To the extent payment of a monthly invoiced amount would cause cumulative payments of the Contract Price to exceed the Cumulative Maximum Amounts set forth in Exhibit I-2, Owner may defer payment of such excess to the first monthly period whereby payment of such excess would not result in cumulative payments in excess of the Cumulative Maximum Amount for such period.

6.5.2    Offsets. Without limiting its rights under Section 6.6, Owner may offset against such payment any undisputed amount then due from Contractor

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

pursuant to any provision of this Agreement; provided, however, that disputed amounts shall be handled in accordance with Section 6.8.

6.5.3    Form of Payment. All payments to be made to either Party under this Agreement shall be paid in Dollars and shall be paid electronically (by means of ACH or wire) in immediately available funds. All payments shall be due within *** days of the paying Party's receipt of the other Party's invoice (each, an “Invoice Payment”) or, if such date is not a Business Day, on the immediately succeeding Business Day, to such account as may be designated by each Party from time to time by Notice to the other Party in accordance with Article 29, provided, however, that banking transfer instructions have been provided by the invoicing Party to the paying Party at least five (5) Business Days before the first payment of the paying Party is due and payable.

6.5.4    Late Payments. Any undisputed payment due hereunder that is delinquent by more than *** Business Days, shall, beginning on the next calendar day, bear interest at the prime rate as published in “The Money Rates” Section of The Wall Street Journal (U.S. Edition) on the date that payment was due, plus *** per annum, until paid, but in any event not to exceed the maximum rate permitted by Applicable Law (the “Contract Interest Rate”). The payment of interest unaccompanied by payment of the delinquent payment shall not excuse or cure any Event of Default or delay in such payment. Contractor shall be responsible for paying all Subcontractors in connection with the Work completed by such Subcontractor.

6.6    Retention.

6.6.1    Amount of Retention. Owner shall retain and withhold payment of ***, without duplication, of all Invoice Payments made to Contractor (the “Retention”) such that, at all times and subject to Section 6.6.2, the Retention shall equal *** of the Gross Invoiced Amount, provided, that, Contractor, at its sole cost and at any time, may provide a Retention L/C and the amount of such Retention L/C shall reduce, dollar-for-dollar, the amount of the payments previously or thereafter withheld for Retention under this Section 6.6.1 and Owner shall pay to Contractor any such portion of the Retention for which the Retention L/C is substituted within five (5) days following Owner's receipt of such Retention L/C that is in accordance with this Section 6.6.1.

6.6.2    Release of Retention. Upon Substantial Completion of each Block, Owner shall release the Retention applicable to all amounts invoiced relating to such Block (or if any invoice relates to more than one Block, to the extent relating to such Block) (or, as applicable, the Retention L/C shall be reduced accordingly), except that Owner shall be entitled to deduct from the Retention released to Contractor the Punch List Holdback applicable to such Block; provided, (i) that on the PV Power Plant Substantial Completion Date, Owner shall release all remaining Retention with the exception of the Punch List Holdback associated with all Priority B Items still outstanding as of the PV Power Plant Substantial Completion Date, and (ii) that in the event of an Owner Caused Delay which results in deferral of a Block Substantial

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Completion Date for a period exceeding *** days, then Owner shall release the Retention for the subject Block less any applicable Punchlist Holdback. In the event a Block Substantial Completion is so deferred, Contractor shall continue with all other Work under this Agreement, and shall, upon completion of the Interconnection Facilities and any Network Upgrades, proceed, consistent with the maintenance of scheduling efficiency in the Work and adherence to the CPM Schedule, to perform any Work necessary to achieve Substantial Completion of the applicable Block.

6.6.3    Release of Punch List Holdback. On a monthly basis, Contractor shall invoice Owner for items on each Punch List which have been completed and accepted by Owner in accordance with Agreement in the preceding month and Owner shall release to Contractor the portion of the Punch List Holdback for such completed items.

6.7    Final Contractor's Invoice. On or after the date on which Contractor delivers to Owner a Notice of Final Completion in accordance with Section 15.7, Contractor shall submit a final Contractor's Invoice (a “Final Contractor's Invoice”) which shall set forth all amounts due to Contractor that remain unpaid in connection with the Work (including (i) any remaining Punch List Holdback that has not been released to Contractor in accordance with Section 6.6.3, (ii) any amount of Performance Liquidated Damages to be refunded by Owner to Contractor pursuant to Section 16.8, and (iii) any Owner Taxes paid by Contractor or any Subcontractor for which Owner has not reimbursed Contractor pursuant to Section 6.5). Unless Owner validly rejects Contractor's Notice of Final Completion in accordance with Section 15.6, Owner shall pay to Contractor the amount due under such Final Contractor's Invoice (the “Final Payment”) in accordance with Section 6.5 and issue to Contractor the Final Completion Certificate in accordance with Section 15.6. Contractor's Final Contractor's Invoice shall include (i) with respect to Work for which the Final Payment is requested, (A) conditional waiver and releases upon final payment substantially in the form of Exhibit F-3, and otherwise complying with the requirements of California Civil Code Section 3262(d)(3) (or any successor statute) from Contractor and (B) copies of conditional waiver and releases upon final payment substantially in the form of Exhibit F-3, and otherwise complying with the requirements of California Civil Code Section 3262(d)(3) (or any successor statute) from each Major Subcontractor with respect to work performed and invoiced by each Major Subcontractor, in each case sufficient to release all liens and lien rights under Applicable Law upon receipt of such Final Payment; and (ii) with respect to Work for which payments had previously been made to Contractor, unconditional waiver and releases upon final payment (to the extent not previously submitted) substantially in the form of Exhibit F-4, and otherwise complying with the requirements of California Civil Code Section 3262(d)(4) (or any successor statute) from Contractor and (B) copies of unconditional waiver and releases upon final payment (to the extent not previously submitted) substantially in the form of Exhibit F-4, and otherwise complying with the requirements of California Civil Code Section 3262(d)(4) (or any successor statute) from each Major Subcontractor with respect to amounts (if any) due to such Major Subcontractor which are not being contested in good faith by Contractor, in each case sufficient to release all liens and lien rights under Applicable Law with respect to such Work, provided that, if Contractor is unable to obtain all such waivers from any such Major Subcontractor, Contractor may, in lieu thereof, furnish to Owner a bond or other security acceptable to Owner to protect Owner, the PV Power Plant and the Site from any liens of such Major Subcontractor or any claims made on account of such liens.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.8    Disputes Regarding Payments. Subject to Contractor's rights and remedies under Article 20, failure by Owner to pay any invoiced amount disputed in good faith until resolution of such dispute in accordance with Article 31 hereof shall not alleviate, diminish, modify nor excuse the performance of Contractor or relieve Contractor's obligations to perform hereunder, subject to the provisions of such Article 31. Contractor's acceptance of any payment (including Final Payment), and Owner's payment of any invoiced amount, shall not be deemed to constitute a waiver of amounts that are then in dispute. Contractor and Owner shall use reasonable efforts to resolve all disputed amounts reasonably expeditiously and in any case in accordance with the provisions of Article 31. No payment made hereunder shall be construed to be acceptance or approval of that part of the Work to which such payment relates or to relieve Contractor of any of its obligations hereunder. If a Contractor's Invoice was properly submitted in accordance with all of the provisions of this Agreement and amounts disputed by Owner with respect to such invoice are later resolved in favor of Contractor, Owner shall pay interest on such disputed amounts due to Contractor, at the Contract Interest Rate, from the date on which the interest on such payment was originally due under Section 6.5.4 until the date such payment is actually received by Contractor. If Owner has paid any amounts pursuant to a Contractor's Invoice, which amounts are later disputed by Owner and such dispute is thereafter resolved in favor of Owner, Contractor shall refund any such payment and pay interest on such amount, at the Contract Interest Rate, from the date on which the payment was originally made by Owner until such refunded amount is received by Owner.

7.    COMMENCEMENT AND SCHEDULING OF THE WORK; DESIGN REVIEW

7.1    Notice to Proceed. Concurrently with the execution and delivery of this Agreement Owner is issuing to Contractor a Full Notice to Proceed instructing Contractor to commence performance of Work in accordance with the terms hereof.

7.2    Design Review. As of the date hereof, Owner and Contractor are continuing review the design and selection of equipment for Phase I. In order to afford Owner the opportunity to review Contractor's design and selection of equipment for each subsequent Phase, Contractor shall, on not less than fifteen (15) days prior notice to Owner and at a mutually agreed location, schedule a design review conference (“Design Review Conference”) with respect to the design and selection of equipment for each Phase. Each Design Review Conference shall take place not less than ten (10) days before Contractor submits each design submittal to the County of San Louis Obispo. Contractor shall bear the expenses of the conference facility and meals during the conference. Each of Owner and Contractor shall pay for the travel, lodging and other expenses of its own participants in the Design Review Conference.

7.3    CPM Schedule Submission. Within seven (7) Days after the Effective Date, Contractor shall prepare and submit to Owner for its review a level 2 critical path method schedule for the Work using Primavera Project Planner 6.0 (“Primavera”) based upon the Schedule Milestones set forth in Exhibit G. The CPM Schedule shall represent Contractor's best judgment as to how it shall complete the Work in compliance with the Schedule Milestones including the Phase Substantial Completion Guaranteed Dates, the PV Power Plant Substantial Completion Guaranteed Date, and the Final Completion Guaranteed Date. Within *** Days after the Effective Date, Contractor shall provide to Owner for Owner's review a level 3 schedule for the Work using Primavera (“CPM Schedule”) based upon the Schedule Milestones

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

set forth in Exhibit G. The CPM Schedule shall represent Contractor's best judgment as to how it shall complete the Work in compliance with the Schedule Milestones including the Phase Substantial Completion Guaranteed Dates, the PV Power Plant Substantial Completion Guaranteed Date, and the Final Completion Guaranteed Date. The CPM Schedule shall, at a minimum, include the following activities for the Work: engineering, procurement, equipment fabrication, shipping, construction, commissioning, and testing. Without limiting the foregoing, the CPM Schedule shall: (i) show the duration, early start dates, early finish dates and available float for each activity, show activity number, activity description and responsible Party or Subcontractor, reflect logical relationships between activities with a reasonable duration for each activity, show an uninterrupted critical path from the Full Notice to Proceed through Substantial Completion and Final Completion; and (ii) include a general description of the Work being performed. With each update of the CPM Schedule, Contractor shall provide a material resource-loaded family of curves that supports the CPM Schedule and reflects Contractor's Progress Payment Schedule. Contractor shall use the CPM Schedule in planning, organizing, directing, coordinating, performing and executing the Work, and the CPM Schedule shall be the basis for evaluating progress of the Work.

7.4    Owner Review of the CPM Schedule. Owner may review the CPM Schedule for general conformance with this Agreement, including the Schedule Milestones. If Owner reasonably determines that the CPM Schedule does not conform with this Agreement or the Schedule Milestones in any respect, Contractor shall promptly revise and resubmit the CPM Schedule to Owner. Upon Owner's review of the CPM Schedule and Contractor's revision of the CPM Schedule to correct any deficiencies in the CPM Schedule noted by Owner, the CPM Schedule so reviewed and corrected shall be the baseline CPM Schedule for the Work. Owner's review of the CPM Schedule shall not relieve Contractor of any obligations for the performance of the Work, change the Phase Substantial Completion Guaranteed Dates, the PV Power Plant Substantial Completion Guaranteed Dates, or the Final Completion Guaranteed Dates.

7.5    Progress Reporting, Monthly Updates to CPM Schedule. Contractor shall prepare a Monthly Progress Report and submit it to Owner within five (5) days of the end of each month. As part of the Monthly Progress Report, Contractor shall update the CPM Schedule monthly to reflect the actual progress to date (“Monthly Updated CPM Schedule”); provided, however, Contractor may not modify the Phase Substantial Completion Guaranteed Dates or the PV Power Plant Substantial Completion Guaranteed Date without a Change In Work Form being executed pursuant to this Agreement, nor shall Contractor change any dates that relate to Owner's obligations without obtaining Owner's written consent. If any schedule changes affect a critical path for completion of any Scheduled Milestone, Contractor shall provide Owner with a written explanation of such change along with the Monthly Updated CPM Schedule. The Monthly Updated CPM Schedule shall be in the same detail and form as required by the CPM Schedule.

7.6    Thirty Day Look Ahead Schedule. As part of the Monthly Progress Report, Contractor shall submit to Owner a thirty Day look-ahead schedule (“30 Day Look-ahead Schedule”), which shall be based on the CPM Schedule showing in detail the activities to be performed during the next thirty (30) Days, including target, forecast, and actual dates for each activity, shall be detailed (at a minimum) at level 3 (within the meaning of Primavera), and shall meet all other requirements of a Monthly Updated CPM Schedule.

7.7    Form of Submittals. All submittals by Contractor to Owner of the CPM Schedule and any Monthly Updated CPM Schedule shall be in accordance with Exhibit B.

7.8    Delay Response Plan. If, at any time during the prosecution of the Work, (i) should the Monthly Updated CPM Schedule show that any activity on the Critical Path of the CPM Schedule is delayed such that Phase Substantial Completion or PV Power Plant Substantial Completion will occur later than the applicable Phase Substantial Completion Guaranteed Date or PV Power Plant Substantial Completion Guaranteed Date, and (ii) Contractor or any of its Subcontractors are in Owner's reasonable judgment responsible for such delay, Owner may, in addition to any other remedies that it may have under this Agreement, require that Contractor prepare a plan to explain and display how it intends recover such delay (“Delay Response Plan”). Contractor shall do the following after the determination by Owner of the requirement for a Delay Response Plan:

7.8.1    Within *** days of such determination, Contractor shall prepare the Delay Response Plan and submit it to Owner for its review. Contractor shall prepare the Delay Response Plan even if Contractor disputes Owner's determination of the need for a Delay Response Plan. The Delay Response Plan shall represent Contractor's best judgment as to how it shall regain compliance with the CPM Schedule and demonstrate the ability to achieve the Schedule Milestones in accordance with this Agreement.

7.8.2    Within *** days of receipt of the Delay Response Plan, Contractor shall participate in a conference with Owner, and with any other Person, including Subcontractors, whom Owner designates to participate, to review and evaluate the Delay Response Plan. Any revisions necessary as a result of this review shall be resubmitted for review by Owner within three (3) days of the conference. The revised Delay Response Plan shall then be the schedule which Contractor shall use in planning, organizing, directing, coordinating, performing, and executing the Work and for regaining compliance with and to achieve the Schedule Milestones in accordance with this Agreement.

7.8.3    As applicable, Contractor shall perform the Work in accordance with the Delay Response Plan.

7.8.4    Until such time as Owner is satisfied that the Delay Response Plan will result in the achievement of the Schedule Milestones in accordance with this Agreement, Contractor shall meet with Owner at the Site on a weekly basis to determine the effectiveness of the Delay Response Plan and to determine whether Contractor will achieve the Schedule Milestones in accordance with this Agreement. If, in the opinion of Owner, Contractor is still behind schedule, Contractor shall be required to prepare another Delay Response Plan to take effect immediately upon written approval by Owner. Contractor shall prepare such Delay Response Plan even if Contractor disputes Owner's opinion.

7.8.5    In preparing and executing the Delay Response Plan, Contractor shall take all reasonable steps to regain compliance with the CPM Schedule.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.8.6    The cost of preparing the Delay Response Plan shall be for Contractor's account.

7.8.7    Owner's requirement, review and approval of any Delay Response Plan shall not relieve Contractor of any obligations for the performance of the Work, change the Phase Substantial Completion Guaranteed Dates, the PV Power Plant Substantial Completion Guaranteed Date or the Schedule Milestones.

8.    FORCE MAJEURE; EXCUSABLE EVENT

8.1    Certain Events. No failure or omission to carry out or observe any of the terms, provisions or conditions of this Agreement shall give rise to any claim by either Party against the other Party hereto, or be deemed to be a breach of, or default under, this Agreement if such failure or omission shall be caused by or arise out of a Force Majeure Event or an Excusable Event. No payment obligations of either Party that was due prior to the occurrence of a Force Majeure Event or Excusable Event causing the suspension of performance shall be excused as a result of such occurrence.

8.2    Notice of Force Majeure Event and Excusable Event. If either Party's ability to perform its obligations under this Agreement is affected by a Force Majeure Event or, in the case of Contractor, an Excusable Event, the Party claiming such event shall, promptly after it becomes aware of the occurrence of the event, and in any event no more than *** days after the claiming Party becomes aware of such occurrence, give Notice to the other Party (a “Delay Notice”) of the occurrence of such event, including what date the claiming Party became aware of the occurrence of such event and an estimate of the event's anticipated duration and effect upon the performance of its obligations (to the extent such information is available) and any action being taken to avoid or mitigate its effect. The claiming Party shall have a continuing obligation to deliver to the other Party regular updated reports and any additional documentation and analysis supporting its claim regarding such event promptly after such information is available to the claiming Party. Within *** days after a Force Majeure Event or Excusable Event has ended, the Party that was affected by such Force Majeure Event or Excusable Event shall give Notice to the other Party of: (i) the length of time such Force Majeure Event or Excusable Event was in effect; (ii) the effect such Party claims such Force Majeure Event or Excusable Event had on any Substantial Completion Guaranteed Date, on the dates for achievement of Phase Substantial Completions set forth in Sections 16.1(i), (ii), (iii), and (iv) (but specifically excluding the date specified with respect to Section 16.1(i)(b)), or the Final Completion Guaranteed Date, as applicable and (iii) in the case of a Force Majeure Event or Excusable Event affecting Contractor's performance of its obligations hereunder, any additional costs incurred (which shall be determined in accordance with Article 17) by reason of such Force Majeure Event or Excusable Event.

8.3    Scope of Suspension; Duty to Mitigate. The suspension of, or impact on, performance due to a Force Majeure Event or an Excusable Event shall be of no greater scope and no longer duration than is required by the effect of such Force Majeure Event or Excusable Event. The Party entitled to claim such event shall use its commercially reasonable efforts:

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)    to mitigate the duration of, and costs arising from, any suspension or delay in, or other impact on, the performance of its obligations under this Agreement; and
(b)    to continue to perform its obligations hereunder not affected by such event.
When the claiming Party is able to resume performance of its obligations under this Agreement, such Party shall give Notice to the other Party to that effect.
8.4    Contractor's Remedies.

8.4.1    Force Majeure Events and Excusable Events. As Contractor's remedy for the occurrence of a Force Majeure Event or an Excusable Event and provided that Contractor has otherwise materially complied with the applicable provisions of Section 8.2, if a Force Majeure Event or an Excusable Event occurs: (a) the CPM Schedule, the applicable Work, the dates for achievement of Phase Substantial Completions set forth in Sections 16.1(i), (ii), (iii), and (iv) (but specifically excluding the date specified with respect to Section 16.1(i)(b)), and any applicable Substantial Completion Guaranteed Date(s) affected by such Force Majeure Event or Excusable Event shall be equitably adjusted to account for the impact of such Force Majeure Event or Excusable Event on Contractor's performance of the Work and (b) if the delay due to a Force Majeure Event or Excusable Event exceeds ***, or if Contractor's costs increase by an amount exceeding *** despite Contractor's efforts to mitigate any such increase pursuant to Section 8.3(a), the Contract Price shall be increased by the sum of the actual and reasonably substantiated costs incurred by Contractor attributable to such Force Majeure Event or Excusable Event.

8.4.2    Changes In Work. Upon the occurrence of a Force Majeure Event or an Excusable Event for which Contractor is entitled to a change in the Contract Price, the CPM Schedule and the applicable Work (and any other key dates, including the dates for achievement of Phase Substantial Completions set forth in Sections 16.1(i), (ii), (iii), and (iv) (but specifically excluding the date specified with respect to Section 16.1(i)(b)), and any applicable Substantial Completion Guaranteed Date(s)) affected by such Force Majeure Event or Excusable Event, Contractor and Owner shall prepare a Change In Work Form in accordance with Article 17. Contractor's sole remedy for the effects of a Force Majeure Event or Excusable Event on Contractor's performance hereunder shall be the changes to this Agreement as set forth in Section 8.4.1.

8.5    Termination Due to Force Majeure and Excusable Event.

8.5.1    Termination Due to Prolonged Force Majeure Event. If a Force Majeure Event has occurred and Contractor is prevented from performing the Work for more than *** consecutive days as a result thereof, either Party may terminate this Agreement by Notice to the other Party.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.5.2    Termination Due to Prolonged Excusable Event. If any Excusable Event has occurred and continues for more than *** consecutive days: (i) Contractor may terminate this Agreement by Notice to Owner and (ii) except if such Excusable Event is the result of an Owner-Caused Delay, Owner may terminate this Agreement by Notice to Contractor.

8.5.3    Contractor Right to Payment. Upon any termination pursuant to Section 8.5.1 or Section 8.5.2, Contractor ***.

9.    SUBCONTRACTORS AND SUPPLIERS

9.1    Subcontracts Generally.

9.1.1    Subject to Section 9.2, Contractor may have portions of the Work performed by Subcontractors or Suppliers, including its Affiliates or their employees, provided, that in such event, Contractor shall remain responsible for such Work and Owner will look solely to Contractor as if the Work were performed by Contractor, and Contractor shall cause such Subcontractors and Suppliers to comply with the obligations of Contractor hereunder to the extent applicable to the Work they perform. The total aggregate value of all agreements between Contractor and all Subcontractors that are not required to provide the lien waivers described in Section 6.3 and 6.7 shall not exceed ***.

9.1.2    Not less than ten (10) Business Days prior to entering into any agreement with a Subcontractor in respect of a contract that has an estimated value less than *** for any portion of the Work, Contractor shall Notify Owner of the proposed agreement. Within five (5) Business Days of such Notice, Owner shall Notify Contractor of any election to apply Section 1.A.(2) or Section or 1.A.(3) of Exhibit CC to such agreement. In the event Owner fails to timely provide such Notice, it shall be deemed that Section 1.A.(3) of Exhibit CC shall apply to such agreement.

9.2    Use of Specified Suppliers and Specified Subcontractors. Set forth in Exhibit L is a schedule of Specified Suppliers and Specified Subcontractors who, notwithstanding anything to the contrary herein, Contractor shall be entitled to engage in furtherance of Contractor's obligations under this Agreement without the consent of Owner. Contractor shall Notify Owner of any additional suppliers or subcontractors that Contractor anticipates engaging that, if engaged, would be deemed a Specified Supplier or Specified Subcontractor. Owner shall have the right to review and approve such engagement, such approval not to be unreasonably withheld, delayed or conditioned, and, following such Owner approval, Exhibit L shall be deemed to be amended to reflect such additional approved Specified Supplier or Specified Subcontractor (which thereafter shall be deemed a Specified Supplier or Specified Subcontractor, as applicable). ***. Contractor shall update and amend Exhibit L by Notice to Owner from time to time as necessary to reflect additions or changes thereto in accordance with this Section 9.2. Contractor acknowledges and

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

agrees that it shall remain fully responsible and liable for performance of any obligations of its Suppliers and Subcontractors.

9.3    Assignment. No subcontract or purchase order shall bind or purport to bind Owner, but each subcontract and purchase order with a Major Subcontractor shall provide for the assignment of such subcontract or purchase order to Owner, or at Owner's request, to the Owner Financing Parties (if any), upon the termination of this Agreement pursuant to Section 20.1, provided that each assignee (except for collateral assigns) shall have sufficient creditworthiness, established to Contractor's or the applicable Major Subcontractor's satisfaction, to meet its payment obligations to such Major Subcontractor.

9.4    Supply of Inverter Equipment. Contractor agrees that, unless otherwise consented to in writing by Owner, the PV Power Plant shall be built with inverter equipment supplied by a Specified Supplier set forth in Exhibit L, provided such inverter equipment meets the requirements of this Agreement and all Applicable Laws and Applicable Permits.

9.5    Supply of Photovoltaic Modules. Contractor shall build the PV Power Plant with photovoltaic modules manufactured by SunPower Corporation or its Affiliates. Such modules shall meet the requirements of this Agreement and all Applicable Laws and Applicable Permits.

9.6    Separate Owner Purchase of Photovoltaic Modules and Inverter Equipment. Notwithstanding anything else to the contrary within this Agreement, including (without limitation) Sections 9.4, 9.5 19.2, 23.1 and 23.2 hereof:

9.6.1    Upon delivery of written notice from Owner to Contractor no later than November 1, 2011, Contractor and Owner shall execute and deliver to each other one or more Materials and Equipment Supply Agreements, each of which shall be in the form substantially set forth in Exhibit EE hereto. Owner shall in such notice identify for which Phase the inverter equipment and/or PV modules to be separately sold to Owner under that Materials and Equipment Supply Agreement shall be used.

9.6.2    Contractor shall use and incorporate the PV modules and/or inverter equipment sold to Purchaser under any Materials and Supply Agreement into the Phase set forth in each of such Materials and Equipment Supply Agreement and such notice delivered under Section 9.6.1 in respect of such Materials and Equipment Supply Agreement and otherwise in accordance with this Agreement.

9.6.3    Contractor represents and warrants that the prices charged by Contractor to Owner for PV modules and/or inverter equipment sold to Purchaser under each Materials and Equipment Supply Agreement represent the reasonable fair market value of such PV modules and inverter equipment. Owner reserves the right to audit, through the use of a mutually agreed third Party, Contractor's records to validate compliance with this provision.

9.6.4    Owner shall notify Contractor of any material communications between Owner or Owner Parent, on the one hand, and the U.S. Department of the Treasury, on the other hand, within five (5) Business Days after such material communication has been sent or received by Owner or Owner Parent, regarding any Cash Grant with respect to any Phase or the Project or any application for such a Cash Grant. Owner shall provide Contractor with the opportunity to meaningfully participate in meetings and any proceedings involving such applications or Cash Grant (at Contractor's own cost and expense). ***.

10.    LABOR RELATIONS

10.1    General Management of Employees. Notwithstanding the provisions of Section 10.3, and subject to Section 10.5, Contractor shall preserve its rights to exercise and shall exercise its management rights in performing the Work. Such management rights shall include the rights to hire, discharge, promote and transfer employees; to select and remove persons or supervision; to establish and enforce reasonable standards of production; to introduce labor saving PV Power Plant Hardware; to determine the number of craftsmen necessary to perform a task, job or project; and to establish, maintain and enforce rules and regulations conducive to efficient and productive operations.

10.2    Project Labor Agreement. Contract has caused Fluor Constructors International, Inc. (“Fluor”) to assign to Contractor the PLA, and Contractor has assumed all obligations of Fluor thereunder. The Assignment and Assumption Agreement is attached hereto as Exhibit Z-1.

10.3    Labor Disputes. Contractor shall use reasonable efforts to adopt policies and practices designed to avoid Labor Disputes and to minimize the risk of labor-related delays or disruption of the progress of the Work. Contractor shall advise Owner promptly, in writing, of any actual or threatened Labor Dispute of which Contractor has knowledge that might materially affect the performance of the Work by Contractor or by any of its Subcontractors. Notwithstanding the foregoing, the settlement of Labor Disputes shall be at the discretion of the Party having the difficulty.

10.4    Personnel Documents. Contractor shall ensure that at the time of hiring, all its personnel and personnel of any Subcontractors performing the Work on the Site are in possession of all such documents as may be required by any and all Applicable Laws.

10.5    Key Personnel. Contractor shall provide staff to supervise and coordinate the Work of Contractor and its Subcontractors on the Site. Subject to Contractor's right to terminate the employment of such personnel pursuant to Section 10.1, Contractor shall ensure that the Key Personnel shall at all times hold and perform the duties of their respective positions (other than

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

with respect to Key Personnel who terminate their employment with Contractor). Any replacement of the Key Personnel shall be subject to the prior written consent of Owner, which shall not be unreasonably withheld or delayed. If Owner fails to respond to a request for consent within five (5) business days after Contractor's request, Owner shall be deemed to have consented to including the proposed individual among the Key Personnel.

10.6    Replacement of Employees and Other Persons at Owner's Request. Notwithstanding anything in this Article 10 to the contrary, within forty-eight (48) hours after receiving a written request by Owner, which request shall include reasonable substantiating details, Contractor shall remove from the PV Power Plant, the Site, and from any performance of the Work, and cause any Subcontractor to remove from the PV Power Plant, the Site and from any performance of the Work, as soon as reasonably practicable, any Person performing the Work (including any of the Key Personnel) whom Owner reasonably believes to be creating a material safety hazard or who engages in misconduct, is incompetent or negligent or whose off-Site conduct Owner reasonably believes is harming or having a negative effect on the perception of the Project or Owner's relationship with the surrounding community. In the event Contractor disagrees that any such Person should be removed pursuant to this Section 10.6, Owner and Contractor shall submit such disagreements to their senior management pursuant to Section 31.3.

11.    INSPECTION

11.1    Inspection. Owner and Owner Representatives, including Owner's Engineer, shall have the right to observe and inspect the Work. Such observations and inspections (i) shall not unduly interfere with performance of the Work, (ii) shall be arranged at reasonable times and with reasonable advance Notice to Contractor and (iii) shall comply with Applicable Law and this Agreement, including Contractor's Safety Program.

12.    SITE CONDITIONS

12.1    Assumed Site Conditions. ***

12.2    Additional Site Condition Information. Owner shall promptly provide to Contractor any additional information relating to Site Conditions that Owner or its Affiliates discover or that comes into Owner's or its Affiliates' possession from time to time.

13.    PERFORMANCE GUARANTEE; COMMISSIONING; TESTING

13.1    Performance Guarantee and Other Requirements. Contractor shall perform the Work so that each Phase and the PV Power Plant satisfies the applicable Performance Guarantee and other requirements set forth in Exhibit H-2, Exhibit H-3, and Exhibit H-4, respectively.

13.2    Commissioning Procedures. Contractor shall provide a Commissioning Plan for each Block and each Phase, as applicable, in accordance with the Commissioning Procedures.

13.3    Performance Acceptance Test Procedures and PV Power Plant Functional Test Procedures. Contractor shall perform the Performance Acceptance Tests for each Block,

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

each Phase and the PV Power Plant in accordance with the Performance Acceptance Test Procedures and, as it relates to the PV Power Plant, the PV Power Plant Functional Test Procedures, all as set forth in the applicable Exhibit H.

14.    SYSTEMS, PERFORMANCE ACCEPTANCE TESTS, AND COMPLETION

14.1    System Turnover.

14.1.1    Designation of Systems. Within *** following the date Owner issues the Notice to Proceed, Contractor shall designate the functional boundaries of discrete parts, components and/or areas of the Facility (each a “System”) that will be utilized by Contractor to facilitate Pre-Commissioning and Commissioning and the orderly turnover of each System of the Facility to Owner and shall submit such designations to Owner for Owner's written approval.

14.1.2    Preparation of System Turnover Package. For each System designated in accordance with Section 14.1.1, Contractor shall develop a System turnover package in accordance with Exhibit B (the “System Turnover Package”).

14.1.3    Preparation of Facility Commissioning Plan. Not less than *** prior to the scheduled date for commencement of Commissioning of the first Block, Contractor shall submit to Owner, for its review and approval, the proposed Commissioning Plan developed in accordance with the requirements set forth in Exhibit M. Owner will review and respond to Contractor's proposed Commissioning Plan within thirty (30) Days following submission to Owner, and the Parties and Owner's Representative shall meet to finalize the Commissioning Plan within five (5) Days of Owner's Representative's response. Thereafter, Contractor shall incorporate any necessary edits to the proposed Commissioning Plan and submit the final version of the Commissioning Plan to Owner within thirty (30) Days of such meeting. Owner's review and approval of the Commissioning Plan shall in no way relieve Contractor of its responsibility for performing the Work in compliance with this Agreement.

14.1.4    Acceptance of a System for Commissioning. As soon as Contractor has completed all Pre-Commissioning activities associated with a System, Contractor shall submit to Owner the initial System Turnover Package for such System. Upon receipt, Owner shall review the System Turnover Package and within ten (10) Days of receipt advise Contractor whether it accepts such System Turnover Package. Upon verification by Owner that a System Turnover Package is complete Owner shall accept the System Turnover Package and shall evidence such acceptance by written notification thereof to Contractor.

14.1.5    Commissioning of a System. Upon Owner's acceptance of a System Turnover Package, Contractor shall proceed with the Commissioning activities associated with such System and conduct all functional testing of the System, as set forth in the Commissioning Plan developed in accordance with Section 14.1.3.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.1.6    Classification of Punch List Items. With each System Turnover Package submitted to Owner, Contractor shall include a punch list for each individual System to compile and update, on a continuing basis, a master list of all outstanding items requiring completion or rectification to achieve, as applicable, Substantial Completion and Final Completion including (i) all outstanding punch list items for each System, and (ii) any other Work remaining to be completed to achieve, as applicable, Substantial Completion and Final Completion (the “Punch List”). The Punch List shall contain:

(a)    Those items, the lack of which or the failure to rectify or complete prior to the applicable Substantial Completion which when considered individually or in the aggregate of all Punch List items for the PV Power Plant, would preclude the achievement of the applicable Substantial Completion, including any defect in the design, construction, installation, operation or performance of the System or incomplete Work, that (i) adversely affects the ability of the System or any part of the PV Power Plant to be operated safely and in compliance with Applicable Law or the manufacturer's or vendor's operations and maintenance expectations and recommendations, (ii) prevents, interrupts, disrupts or interferes with or may prevent, interrupt, disrupt or interfere with the normal and continuous operation of such System or any part of the PV Power Plant in accordance with the Plant Specifications (“Priority A Items”); and.

(b)    Those items, the lack of which or the failure to rectify or complete which would not preclude the achievement of an applicable Substantial Completion but would preclude the achievement of Final Completion (“Priority B Items”). Priority B Items do not and cannot include Priority A Items.
Included with each Punch List submitted by Contractor under this Section 14.1.6, Contractor shall include, for Owner's approval, its cost estimate for rectifying or completing each Priority B Item (the “Punch List Amount”). Within five (5) Business Days of receipt of each Punch List, Owner shall inform Contractor whether it disagrees with Contractor's estimated Punch List Amounts. If Owner does not notify Contractor of its disagreement with Contractor's estimated Punch List Amounts within such five (5) Business Day Period, the Punch List Amounts shall be deemed approved by Owner. Any disagreement as to Punch List Amounts shall be resolved pursuant to Article 31.
14.1.7    Owner's Right to Identify Punch List Items. Notwithstanding anything herein to the contrary, Owner may, at any time prior to Final Completion, notify Contractor in writing of any deficiency in or incomplete portion of the Work to be added to the Punch List for correction or completion by Contractor in accordance with this Agreement, provided, however, that any such deficiency which constitutes a Priority A Item and which is discovered by or reported to Contractor prior to Substantial Completion shall, at the election of Owner (i) be remedied by Contractor prior to the achievement of Substantial Completion, or (ii) be added to the Punch List as a Priority B Item for remediation prior to Final Completion.

14.1.8    Completion of Punch List Items.

14.1.8.1    Prior to the applicable Substantial Completion Contractor shall rectify or complete in accordance with the standards set forth in this Agreement, including the Plant Specifications and the Scope of Work, all Priority A Items which have been identified and placed on the Punch List prior to Substantial Completion.

14.1.8.2    Prior to Final Completion, Contractor shall rectify or complete in accordance with the standards set forth in this Agreement, including the Specifications and the Scope of Work, all Priority B Items which have not been satisfactorily rectified or completed prior to Substantial Completion.
14.1.8.3    In the event that Contractor fails to commence in a reasonable period of time after the applicable Substantial Completion or to diligently proceed thereafter with the rectification or completion of Priority B Items remaining at or after the applicable Substantial Completion so as to rectify or complete such Priority B Items by the Final Completion Guaranteed Date, Owner may rectify or complete such Priority B Items itself or through its designee at the expense of Contractor. In the event Owner elects to rectify or complete such Priority B Items, either itself or through a designee, Contractor shall immediately pay Owner (directly, or through forfeiture of the applicable Punch List Holdback amount) all costs and expenses incurred in rectifying or completing such Priority B Items.

14.1.8.4    Following Substantial Completion, Contractor shall complete any outstanding Priority B Items so as not to interrupt, disrupt or interfere with the normal and continuous operation of any portion of the PV Power Plant; provided, however, should an unforeseen circumstance arise such that the completion of any such Priority B Items may cause interruption, disruption or interference with the normal and continuous operation of any portion of the PV Power Plant, Contractor shall complete such Priority B Items during scheduled or unscheduled facility downtime or as otherwise directed by Owner so as not to cause any interruption in Owner's commercial activities at the Site. All Priority B Items shall be completed by the Final Completion Guaranteed Date. In no event shall this Section be interpreted to modify the definition of Priority B Items, as such items are not to be of the character that could interrupt, disrupt or interfere with the normal and continuous operation of any portion of the PV Power Plant.

14.2    Acceptance Tests. Contractor shall perform the Performance Acceptance Tests and the PV Power Plant Functional Tests in accordance with the Performance Acceptance Test Procedures and PV Power Plant Functional Test Procedures. Contractor shall give advance Notice (which Notice may be by email) to Owner of the performance of any Performance Acceptance Test or PV Power Plant Functional Tests at least *** weeks prior to commencing such tests. Contractor shall keep Owner continuously apprised of the schedule for Performance Acceptance Tests and the PV Power Plant Functional Tests including any changes in the schedule, the commencement and performance of such tests, and shall give Owner Representative at least *** advance Notice (which Notice may be by email) of the re-performance of any such tests.

14.2.1    Test Reports. Contractor shall submit a test report for each Performance Acceptance Test and PV Power Plant Functional Tests performed by Contractor within *** days after the completion of such Performance Acceptance

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Test, which report shall provide the such test results, together with a comparison to, and showing of compliance with, the applicable criteria and other testing requirements and criteria set forth in Exhibit H-1, H-2, H-3, and H-4, as applicable. Contractor shall cause all reports to contain the test data and calculations to allow Owner to verify the conclusions of such report.

14.2.2    Owner's Right to Observe Testing. Representatives of Owner, including Owner's Engineer, shall have the right to be present during any tests performed by Contractor under this Article 14.

14.2.3    Failure to Pass Acceptance Tests and PV Power Plant Functional Tests; Non-Conforming Work. Subject to Sections 16.4 through 16.7, if any Block, Phase, or the PV Power Plant as a whole, shall not pass the applicable Performance Acceptance Test or PV Power Plant Functional Tests, Contractor shall, at Contractor's sole cost and expense (subject to Article 8), in accordance with the Performance Acceptance Test Procedures or the PV Power Plant Functional Test Procedures, take such corrective actions as to such Block, the Phase or the PV Power Plant as a whole, as the case may be, to address such failure to pass the Performance Acceptance Test or the PV Power Plant Functional Test Procedures; provided that all such corrective action shall otherwise be in compliance with the requirements for the Work hereunder. If at any time during and promptly after completion of the Performance Acceptance Test or the PV Power Plant Functional Tests (or any re‑performance of any such tests or pursuant to any Remedial Plan, and regardless of achievement of the Performance Guarantee or Minimum Performance Guarantee), Owner advises Contractor in writing of any Defect that was discovered during a Performance Acceptance Test or PV Power Plant Functional Tests, Contractor shall, at Contractor's sole cost and expense (subject to Article 8), correct any Defect (except if such Defect is a Priority B Item, in which case it shall be included on the Punch List with respect to the applicable Block or Phase, as the case may be), and within five (5) Days after correcting such Defect provide Notice to Owner that such corrective measures have been completed. Any dispute regarding the existence or correction of any such Defect shall be resolved pursuant to Article 31.

15.    BLOCK, PHASE AND PV POWER PLANT SUBSTANTIAL COMPLETION

15.1    Block Completion.

15.1.1    Initial Block to Achieve Block Completion The following are the conditions precedent for the initial Block to achieve Block Substantial Completion:

(a)    such Block has achieved Mechanical Completion;
(b)    all Systems supporting the initial Block have been completed and accepted by Owner in accordance with Section 14.1;
(c)    the Interconnection Facilities and the PV Power Plant Interconnection Facilities have been completed to such a point so as to permit the Block Substantial Completion Tests for such Block to be conducted;

(d)    the Block Substantial Completion Tests for such Block have been Successfully Run;
(e)    Owner has received all Contractor Deliverables required to be delivered in connection with the first Block Substantial Completion;
(f)    the Punch List for such Block has been prepared in accordance with Section 14.1.6;
(g)    Contractor shall have delivered the applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to such Block; and
(i)    Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of such Block in accordance with Applicable Law.
15.1.2    Each Successive Block to Achieve Block Completion. The following are the conditions precedent for each successive Block (after the initial Block) to achieve Block Completion:

(a)    such Block has achieved Mechanical Completion;
(b)    all Systems supporting such Block have been completed and accepted by Owner in accordance with Section 14.1;
(c)    the Interconnection Facilities and PV Power Plant Interconnection Facilities have been completed to such a point so as to permit the Block Substantial Completion Tests for such Block to be conducted and such Block to be operated in conjunction with all other Blocks that previously achieved Block Substantial Completion;
(d)    the Block Substantial Completion Tests for such Block have been Successfully Run;
(e)    Owner has received all Contractor Deliverables required to be delivered in connection with such Block Substantial Completion;
(f)    the Punch List for such Block has been prepared in accordance with Section 14.1.6;
(g)    Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of such Block in accordance with Applicable Law; and
(h)    Contractor shall have delivered all applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to such Block.
15.1.3    Block Substantial Completion Notice and Certificate. Contractor shall deliver to Owner a Notice of Substantial Completion with respect to each Block as provided in Section 15.4, and the provisions of such Section 15.4 shall apply with respect to the issuance of a Block Substantial Completion Certificate with respect to a Block and the occurrence of the Substantial Completion Date for such Block.

15.2    Phase Substantial Completion.

15.2.1    Phase Substantial Completion. The following are the conditions precedent for each Phase to achieve “Phase Substantial Completion”:

(a)    with respect to Phase 1, all of the conditions set forth in Section 15.1.1 have been satisfied (or have been waived by Owner), and, with respect to all Phases other than Phase 1, all of the conditions set forth in Section 15.1.2 have been satisfied (or have been waived by Owner) with respect to each of the Blocks comprising such Phase (including that all of the Blocks comprising such Phase have achieved Substantial Completion);

(b)    the Phase Substantial Completion Tests for such Phase have been Successfully Run and Minimum Performance Guarantee for such Phase has been achieved;
(c)    except with respect to Phase 1, Owner has received all Contractor Deliverables (if any) required to be delivered in connection with such Phase Substantial Completion Date;
(d)    all undisputed Delay Liquidated Damages with respect to such Phase then due and payable, if any, pursuant to Article 15 have been paid;
(e)    all undisputed Performance Liquidated Damages with respect to such Phase then due and payable, if any, pursuant to Article 15 have been paid; and
(f)    training of Operating Personnel in accordance with Section 3.15 of this Agreement in respect of Phase 1 is complete.
15.2.2    Phase Substantial Completion Notice and Certificate. Contractor shall deliver to Owner a Notice of Substantial Completion with respect to each Phase as provided in Section 15.4, and the provisions of such Section 15.4 shall apply with respect to the issuance of a Phase Substantial Completion Certificate with respect to a Phase and the occurrence of the Substantial Completion Date for such Phase.

15.3    PV Power Plant Substantial Completion.

15.3.1    Conditions to PV Power Plant Substantial Completion. The following are the conditions precedent for the PV Power Plant Substantial Completion:

(a)    each Phase has achieved Phase Substantial Completion;

(b)    substation completion has been achieved and all of the Work comprising electrical works required to provide an integrated electrical system from the point of interconnection to each individual Block with the requirements of this Agreement, and Contractor has delivered to Owner copies of all test reports and electrical schematics relating thereto required under this Agreement;
(c)    all civil works constituting a part of the Work are complete and meet the requirements of this Agreement;
(d)    the PV Power Plant Substantial Completion Tests for the PV Power Plant Substantial Completion have been Successfully Run and the PV Power Plant has achieved the Minimum Performance Guarantee;
(e)    Owner has received all Contractor Deliverables (if any) required to be delivered in connection with the PV Power Plant Substantial Completion Date;
(f)    Contractor shall have delivered all applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to the PV Power Plant and all Work;
(g)    Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of the PV Power Plant in accordance with Applicable Law and otherwise required to be obtained by Contractor hereunder as of such time, such Contractor Acquired Permits are in full force and effect, and Contractor shall have completed all requirements under each such Contractor Acquired Permit required to be completed as of such time, subject to any final Punch List items; and
(h)    all training of Operating Personnel in accordance with Section 3.15 of this Agreement is complete.
15.3.2    PV Power Plant Substantial Completion Certificate. Contractor shall deliver to Owner a Notice of Substantial Completion with respect to the PV Power Plant as provided in Section 15.4, and the provisions of such Section 15.4 shall apply with respect to the issuance of the PV Power Plant Substantial Completion Certificate and the occurrence of the PV Power Plant Substantial Completion Date.

15.4    Notice of Substantial Completion. When Contractor believes that it has satisfied the provisions of Section 15.1, 15.2 or 15.3, as applicable, Contractor shall deliver to Owner a Notice of Substantial Completion with respect to the applicable Block or Phase or with respect to the PV Power Plant, as applicable. Owner shall, within ten (10) days after receipt of such Notice, issue the Substantial Completion Certificate with respect to such Block or Phase or with respect to the PV Power Plant, as applicable, or if Owner rejects such Contractor's Notice, respond in writing giving its reasons for such rejection and Contractor shall take the appropriate corrective action to achieve Substantial Completion for such Block, Phase or PV Power Plant, as applicable ***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

*** Upon completion of any corrective action, Contractor shall provide to Owner a new Notice of Substantial Completion for approval. This process shall be repeated on an iterative basis until Owner accepts (or is deemed to have accepted) such Notice of Substantial Completion, and issues the Substantial Completion Certificate with respect to such Block or Phase or with respect to the PV Power Plant, as applicable. The “Substantial Completion Date” for any applicable Block, Phase or PV Power Plant shall be the day after the date on which the last of the conditions of Section 15.1, 15.2 or 15.3, as applicable, was satisfied or, in the discretion of Owner, waived.

15.5    Final Completion . Final Completion of the PV Power Plant shall be deemed to have occurred only if the following conditions have been satisfied (or waived by Owner):

(a)    Substantial Completion for each Phase comprising the PV Power Plant shall have been achieved;
(b)    the PV Power Plant Functional Tests have been Successfully Run;
(c)    Contractor shall have completed all items on each Punch List (except such items that remain the subject of a Dispute) related to the Blocks and Phases, as applicable, comprising the PV Power Plant;
(d)    all Contractor's and Subcontractors' personnel (except any personnel that is to perform operational services pursuant to a separate operation and maintenance contract, if any) shall have left the Site, and all surplus materials, waste materials, rubbish and construction facilities other than those to which Owner holds title shall have been removed from the Site, and any permanent facilities used by Contractor and the Site shall have been restored to the same condition that such permanent facilities and the Site were in on the date Work commenced hereunder, ordinary wear and tear excepted;
(e)    Upon Final Payment, Contractor shall have delivered the applicable Waiver and Release Forms contemplated by Section 6.7; and
(f)    Owner shall have received all Contractor Deliverables in relation to the PV Power Plant as set forth on the Contractor Deliverables Table.
15.6    Notice of Final Completion. Contractor shall deliver to Owner a Notice of Final Completion stating that Contractor believes it has satisfied the provisions of Section 15.6. Within fifteen (15) days after receipt of the Notice of Final Completion, Owner shall issue the Final Completion Certificate, or if Owner rejects Contractor's Notice of Final Completion, respond in writing giving Owner's reasons for such rejection and Contractor shall promptly take appropriate corrective action to achieve Final Completion. *** Upon completion of such corrective action, Contractor shall provide a new Notice of Final Completion to Owner for approval. This process shall be repeated on an iterative basis until Owner accepts (or is deemed to have accepted) the Notice of Final Completion and issues the Final Completion Certificate. The “Final Completion Date” for the

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PV Power Plant shall be the day after the date on which the last of the conditions of Section 15.6 was satisfied or, in the discretion of Owner, waived.

15.7    Contractor's Access After Substantial Completion. Notwithstanding anything to the contrary in this Agreement, following Block Substantial Completion of a Block, Contractor shall have the right to access such Block and the Site of such Block, including the right to shut down and/or remove such Block from service, to the extent necessary to perform Work with respect to another portion of the applicable Phase or another Phase, including with respect to performing any applicable testing, as well as to the extent necessary to complete the Punch List items with respect to such Block. Contractor will use reasonable commercial efforts to accomplish the same in a manner that would minimize interference with commercial operation of the applicable Block and minimize the loss of electricity generation by such Block or any other portion of the PV Power Plant. Notwithstanding the foregoing, (x) should a shut-down or a reduction in the operation of a Block, a Phase or any other portion of the PV Power Plant be required to complete or correct any Punch List items, then such reduction or shut‑down shall be scheduled at the reasonable discretion of Owner, and Contractor shall complete such Work during such Owner scheduled period, provided, that any unreasonable delay by Owner in scheduling such reduction or shut-down shall be an Owner-Caused Delay, which shall entitle Contractor to a Change In Work pursuant to Section 8.4, and (y) Contractor acknowledges that Owner may schedule such reduction or shut-down at any time including off -peak hours, nights, weekends and holidays as may be necessary for Contractor to perform the Work. To the extent Contractor accesses a Block or the Site of such Block after Block Substantial Completion to perform Work as permitted under this Agreement, Contractor shall use due care in performing such Work and shall be responsible for any damage to such Block or Site of the Block resulting from Contractor, or any of its Subcontractor's, failure to use due care in performing the Work.

16.    LIQUIDATED DAMAGES; EARLY COMPLETION BONUS

16.1    Delay Liquidated Damages. Contractor agrees that if Phase Substantial Completion for any Phase is not achieved by the applicable date identified in this Section 16.1, then Contractor shall pay liquidated damages (“Delay Liquidated Damages”) to Owner:

(i)    with respect to failure (a) to achieve Phase 1 Substantial Completion by the Phase 1 Substantial Completion Guaranteed Date, ***;
(ii)    with respect to failure (a) to achieve Phase 2 Substantial Completion by the Phase 2 Substantial Completion Guaranteed Date, ***;
(iii)    with respect to failure (a) to achieve Phase 3 Substantial Completion by the Phase 3 Substantial Completion Guaranteed Date, ***;
(iv)    with respect to failure (a) to achieve Phase 4 Substantial Completion by the Phase 4 Substantial Completion Guaranteed Date, ***
(v)    ***;
provided, however, (a) that any amount Contractor is obligated to pay to Owner under this Section 16.1 shall be subject to the limitations set forth in Article 30, (b) that any amount
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contractor is obligated to pay Owner under parts (a)(x) and (a)(y) of Subsections 16.1(i), 16.1(ii), and 16.1(iii), shall be subject to a maximum aggregate liability of $***, (c) that any amount Contractor is obligated to pay Owner under parts (a)(x) and (a)(y) of Subsection 16.1(iv) shall be subject to a maximum aggregate liability of $***, and (d) that any amount Contractor is obligated to pay Owner under Subsection 16.1(v) shall be subject to a maximum liability of $***.
16.2    Bonus Payment for Early Completion. Owner agrees that if Contractor achieves Phase Substantial Completion for a Phase prior to with respect to Phase 1, ***, with respect to Phase 2 or Phase 4, ***, with respect to Phase 3, ***, or achieves the PV Power Plant Substantial Completion prior to the PV Power Plant Substantial Completion Guaranteed Date, Contractor shall be entitled to a bonus payment (“Bonus Payment”) from Owner in the amount of $***.

16.3    Payment of Delay Liquidated Damages and Bonus Payment. The Parties agree that payment of Delay Liquidated Damages, as set forth in Section 16.1, and payment of a Bonus Payment as set forth in Section 16.2, shall be made, as applicable, at the time of Phase Substantial Completion for the applicable Phase.

16.4    Buy-Down Not Available for Minimum Performance Guarantee. If Contractor fails to achieve the Minimum Performance Guarantee for any Phase, Contractor shall continue seeking to achieve at least the Minimum Performance Guarantee for such Phase, and Contractor must continue to perform the Work until Contractor achieves Phase Substantial Completion for such Phase (it being understood that achievement of the Minimum Performance Guarantee is an express condition of Phase Substantial Completion).

16.5    Liquidated Damages for Failure to Satisfy Performance Guarantee. Contractor agrees that if, based on the results of the most recent Performance Acceptance Test that has been Successfully Run with respect to a Phase prior to its Phase Substantial Completion, such Phase (or the PV Power Plant) has satisfied the Minimum Performance Guarantee, but has not satisfied the Performance Guarantee, as calculated in accordance with Exhibit H-2, then, subject to Section 16.6, Contractor shall pay Performance Liquidated Damages to Owner, which shall be calculated as ***. Any amount Contractor is obligated to pay to Owner under this Section 16.5 shall be subject to the limitations set forth in Article 30, and shall be due and payable on or after the applicable Phase Substantial Completion Date (or, as applicable, PV Power Plant Substantial Completion) but in any event within 30 days after Owner's invoice therefor. An example calculation of Performance Liquidated Damages is set forth in Section 1 of Exhibit O.

16.6    Contractor Election. Actions During Cure Period if Minimum Performance Guarantee is Satisfied, but not Performance Guarantee.

16.6.1    Payment of Performance Liquidated Damages; Cure Period; Buy-Down. If, based on the results of the most recent Performance Acceptance Test that has been Successfully Run with respect to a Phase prior to its Phase Substantial Completion, such Phase (or in the case of the last Phase, the PV Power Plant) has

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

satisfied the Minimum Performance Guarantee, but has not satisfied the Performance Guarantee, Contractor, at its option, shall elect to either:

(a)    pay any applicable Performance Liquidated Damages as may be due and payable with respect to such Phase (or the PV Power Plant) and have no further obligation to try to achieve the applicable Performance Guarantee; or
(b)    continue to attempt to satisfy the applicable Performance Guarantee until the expiration of the applicable Cure Period.
Contractor shall exercise either option provided in this Section 16.6.1 by delivery of Notice to Owner not later than ten (10) days after the Phase Substantial Completion Date or PV Power Plant Substantial Completion Date, as applicable. Notwithstanding Contractor's election of option (b) of this Section 16.6.1, upon the expiration of the applicable Cure Period, if the applicable Performance Guarantee has not been achieved, Contractor shall be deemed to have elected to have no further obligation to try to achieve the applicable Performance Guarantee.
16.6.2    Remedial Plans. If Contractor elects to attempt to satisfy the applicable Performance Guarantee as provided in Section 16.6.1(b) after the Phase Substantial Completion Date or PV Power Plant Substantial Completion Date, as applicable, Contractor shall submit a Remedial Plan to Owner, which shall specify the corrective actions Contractor will take and the commencement date of such corrective action, for Owner's approval, which shall not be unreasonably withheld. The corrective actions described in each Remedial Plan that Contractor proposes to undertake with respect to the Work shall be designed and intended to cause such Phase or the PV Power Plant, as applicable, to satisfy the applicable Performance Guarantee with a reasonable probability of success and may not involve a material risk of damaging or diminishing the performance of any of the Work. The projected completion date for such corrective action must fall within the applicable Cure Period.

16.6.3    Prosecution of Remedial Plan. If Contractor elects to attempt to achieve the applicable Performance Guarantee and proceeds with a Remedial Plan, Contractor shall promptly and diligently pursue completion of such Remedial Plan.

16.6.4    Additional Remedial Plans. If Contractor is unable to satisfy the Performance Guarantee after completing the initial Remedial Plan, Contractor may (i) elect to deliver a new Remedial Plan to Owner within ten (10) days after completion of such initial Remedial Plan or (ii) elect to have no further obligation to try to achieve the Performance Guarantee pursuant to Section 16.6.1(a), provided, however, that such new Remedial Plan shall be deemed null and void if the applicable Cure Period has already expired or will otherwise expire during the period covered thereby.

16.6.5    Access During Cure Period. Notwithstanding anything to the contrary in Article 19 or Article 23, during the Cure Period and upon approval of a Remedial Plan, Owner shall provide Contractor with reasonable access to applicable portions of the PV Power Plant at which point Contractor shall assume the care, custody, and control of those parts of the PV Power Plant affected by Contractor's Work pursuant to the applicable Remedial Plan. Contractor shall be granted such access, subject to Section 15.7, for purposes of achieving the Performance Guarantee and for the period as set forth in the applicable Remedial Plan, to:

(a)    perform corrective actions pursuant to the applicable Remedial Plan; and
(b)    perform the applicable Performance Acceptance Tests, as provided in such Remedial Plan.
16.6.6    Operations During Cure Period. During the Cure Period, Owner shall have the right to operate the applicable Phase and/or the PV Power Plant, including the right to maximize the economic benefits of the Project. Any failure by Owner to provide Contractor with access to the applicable portion of the PV Power Plant as set forth in this Section 16.6.6 shall not be considered a breach of any covenant, condition, representation or warranty of Owner, and shall not be construed as an Owner Event of Default. Contractor's only remedy for a failure by Owner to provide Contractor with access to the applicable Phase and/or the PV Power Plant as set forth in this Section 16.6.6 shall be an equitable extension of the Cure Period until such reasonable access is provided. Notwithstanding the foregoing, Contractor shall be entitled to reasonable access to the applicable Phase and/or the PV Power Plant between sunset and sunrise.

16.7    Extension of Cure Period. Notwithstanding anything to the contrary herein, if Contractor has been unable to cause the applicable Phase or the PV Power Plant to meet the Performance Guarantee on or prior to the expiration of the initial Cure Period, Contractor may submit to Owner for approval a request for extension of such Cure Period and a revised Remedial Plan setting forth in specificity and detail the corrective actions which Contractor proposes to undertake to enable such Phase to achieve the Performance Guarantee during an extended Cure Period pursuant to this Section 16.7. Upon Owner's approval of such revised Remedial Plan, such Cure Period shall be extended for the period of time set forth in the Remedial Plan.

16.8    Sole Remedy; Liquidated Damages Not a Penalty. Without limiting Owner's remedies hereunder with respect to Contractor's unexcused failure to achieve Substantial Completion of a Phase or the PV Power Plant or failure to achieve any Performance Guarantee, the amounts payable under Section 16.1, Section 16.4, or Section 16.5 in each case as limited by Article 30, and the other remedies provided for in this Article 16, shall be the sole and exclusive remedies of Owner for delays in achieving Substantial Completion by the applicable Substantial Completion Guaranteed Date, or for failure to achieve the Performance Guarantee with respect to any Phase or the PV Power Plant as a whole. The Parties agree that Owner's actual damages in the event of such delays or failures would be extremely difficult or impracticable to determine. After negotiation, the Parties have agreed that the Delay Liquidated Damages, PV Plant Substantial Completion Delay Liquidated Damages, and the Performance Liquidated Damages are in the nature of liquidated damages and are a reasonable and appropriate measure of the damages that Owner would incur as a result of such delays or failures, and do not represent a penalty.

16.9    Enforceability. The Parties explicitly agree and intend that the provisions of this Article 16 shall be fully enforceable by any court exercising jurisdiction over any dispute between the Parties arising under this Agreement. Each Party hereby irrevocably waives any defenses available under law or equity relating to the enforceability of the liquidated damages provisions set forth in this Article 16 on the grounds that such liquidated damages provisions should not be enforced as constituting a penalty or a forfeiture.

16.10    Achievement of Performance Guarantee; Reimbursement of Liquidated Damages.

16.10.1Reimbursement of Performance Liquidated Damages. Upon completion of any Performance Acceptance Test with respect to a Phase or with respect to the PV Power Plant in accordance with this Agreement, the Parties shall meet and review the results of such Performance Acceptance Test. Based on the results of such Performance Acceptance Test that has been Successfully Run prior to the expiration of the Cure Period (the “Final Performance Acceptance Test”), the Parties shall apply the following:

(a)    Performance Guarantee Satisfied. If such Final Performance Acceptance Test indicates that the Performance Guarantee with respect to all of Phases of the Project through and including such Phase, or with respect to the PV Power Plant as a whole, as applicable, has been achieved, then within ten (10) Business Days thereafter, Owner shall refund to Contractor:
(i)    the amount of any Performance Liquidated Damages previously paid by Contractor pursuant to Section 16.5 or offset by Owner, minus
(ii)    as the sole compensation to Owner for its lost revenue during the Cure Period) an amount equal to the following: ***. For purposes of this Section 16.10(a), the “Cure Period Deficiency” is calculated as the Guaranteed Capacity less the Tested Capacity demonstrated by the Performance Acceptance Test used to achieve, as applicable, Phase Substantial Completion or PV Plant Substantial Completion, expressed in kW. An example calculation of the foregoing is set forth in Section 2.1 of Exhibit O.
(b)    Performance Guarantee Not Satisfied. If such Final Performance Acceptance Test indicates that the Performance Guarantee with respect to all of Phases of the Project through and including such Phase, or with respect to the PV Power Plant as a whole, as applicable, has not been satisfied, but the amount paid by Contractor (or offset by Owner) as Performance Liquidated Damages pursuant to Section 16.5 exceeds the amount that Contractor would have paid based on the results of such Final Performance Acceptance Test, then within ten (10) Business Days after an invoice is delivered to Owner, Owner shall refund to Contractor the amount of any such excess Performance Liquidated Damages paid by Contractor pursuant to Section 16.5 or offset by Owner (i.e., the difference between the amount of Performance Liquidated Damages paid under Section 16.5 and those that would have been payable if the results of such Final Performance Acceptance Test had been used to achieve the applicable Phase Substantial
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Completion for prior Phase(s) or PV Power Plant Substantial Completion, as applicable) minus (as the sole compensation to Owner for its lost revenue during the Cure Period) an amount equal to the following: ***. An example calculation of the foregoing is set forth in Section 2.2 of Exhibit O.
17.    CHANGES IN THE WORK

17.1    Change In Work. A Change In Work shall result from one of the following:

(a)    the addition to, modification of, or deletion from the Work (performed or yet to be performed) during the performance of the Work mutually agreed to by the Parties in accordance with Sections 17.2, 17.4, 17.5 and 17.6;
(b)    the occurrence of a Force Majeure Event or an Excusable Event (as and only to the extent permitted by Section 8.4);
(c)    an Owner Directive in accordance with Section 17.7;
(d)    a failure by Owner to provide access as provided in Section 15.8; or
(e)    any other event or circumstance specifically identified in this Agreement as necessitating a Change In Work or entitling either Party to seek a Change In Work.
17.2    By Owner. Subject to Section 17.4, Owner shall have the right to make changes in the Work, within the general scope thereof and consistent with this Agreement, whether such changes are modifications, accelerations, alterations, additions or deletions. All such changes shall be made in accordance with this Article 17, shall be documented in accordance with Sections 17.4 through 17.8 and shall be considered, for all purposes of this Agreement, as part of the Work.

17.3    Adjustment to CPM Schedule Due to Force Majeure Events or Excusable Events. If a Force Majeure Event or an Excusable Event occurs, the CPM Schedule, the Guaranteed Substantial Completion Dates, the dates for achievement of Phase Substantial Completions set forth in Sections 16.1(i), (ii), (iii), and (iv) (but specifically excluding the date specified with respect to Section 16.1(i)(b)), any other applicable Milestones and the Contract Price shall be modified as and to the extent provided in Section 8.4, as the case may be, and as set forth in the Change In Work Form accepted by Owner.

17.4    Preparation of Change In Work Form.

17.4.1    Due to Owner Initiated Change In Work. If Owner provides Notice to Contractor that Owner is proposing a Change in accordance with Section 17.2, Contractor shall, as soon as practicable, prepare a Change in Work Form (as set forth in Exhibit S), subject to the remaining provisions of this Section 17.4.1, which shall include a detailed proposal for such Change In Work, together with a detailed explanation and basis thereof, and any increase or decrease in the cost required to complete the Work (priced in accordance with Exhibit S-4).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.4.2    Due to Excusable Event or a Force Majeure Event. If a Force Majeure Event or an Excusable Event occurs for which Contractor is entitled to an adjustment to the CPM Schedule and/or the Contract Price pursuant to Section 8.4.1, then Contractor shall, as soon as practicable, prepare and submit to Owner in accordance with Section 8.4.2 a proposed Change In Work Form, which shall include (a) any projected change in the Contract Price occasioned by such Change In Work and (b) the effect such Change In Work could be expected to have on the CPM Schedule or any other schedule events or dates for performance by Contractor hereunder, in each case all as and to the extent provided in Section 8.4.1 with respect to such Force Majeure Event or Excusable Event and as set forth in the Change In Work Form.

17.5    Execution of Change In Work Form. If Contractor and Owner reach agreement on all matters that constitute the Change In Work, then the Parties shall execute a Change In Work Form as set forth in Exhibit S-1 (at no cost to Owner for preparation of the form) and Contractor shall perform the Work, as set forth in such Change In Work Form. If the Parties agree that a Change In Work has occurred pursuant to Section 17.1 but cannot agree on the appropriate adjustment to the Contract Price, Contractor shall, unless otherwise agreed, proceed with such Change in Work and be reimbursed on a time and materials basis at Contractor's then applicable personnel and labor rates as described in Exhibit S (or at the rates of the applicable Subcontractors). If the Parties dispute that a Change in Work has occurred, or dispute the appropriate adjustment to the CPM Schedule associated with such Change in Work, those disputes shall be resolved per Article 31.

17.6    No Obligation or Payment Without Executed Change In Work Form. Contractor shall not be obligated to undertake a Change In Work until the Parties have executed a Change In Work Form, except as set forth in Sections 17.5 and 17.7, or if immediate action is reasonably required to address an emergency which endangers human health or property. In the absence of an executed Change In Work Form, except as set forth in Section 17.7 or in the event of such emergency, if Contractor undertakes any changes in the Work such changes shall be made at Contractor's risk and expense and Contractor shall not be entitled to any schedule modification or payment hereunder for undertaking such changes (subject to Contractor's right to a Change In Work in the circumstances specified in Sections 8.4.1 and 8.4.2).

17.7    Owner Directives. If Contractor and Owner are unable to agree on whether a Change In Work has occurred or on the matters described in a Change In Work Form issued as set forth in Exhibit S-2 or S-3, as applicable (other than the appropriate adjustment to the Contract Price which shall be addressed as set forth in Section 17.5), regardless of whether such Change In Work Form was initiated by Contractor or by Owner, Contractor shall perform the Work as Owner so directs in writing (an “Owner Directive”), provided that such Owner Directive would not adversely and materially affect Contractor's ability to meet the Performance Guarantees or its Warranty obligations hereunder or otherwise to perform the Work in accordance with this Agreement, and Contractor shall be reimbursed for such Change In Work pursuant to an Owner Directive on a time and materials basis at Contractor's then applicable personnel and labor rates as described in Exhibit S (or at the rates of the applicable Subcontractors). If an Owner Directive causes Contractor to depart from the CPM Schedule, then the Parties shall execute a Change of Work Form to record the change in the CPM Schedule and any affected Schedule Milestones.

17.8    Disputed Changes In Work. Subject to Section 17.5, any disputes regarding a Change In Work Form or whether a Change In Work has occurred or that are otherwise related to a Change In Work shall be subject to the dispute resolution provisions of Article 31.

17.9    Change for Contractor's Convenience. Contractor shall have the right, at its own cost and expense, to take any action that is generally consistent with this Agreement and that Contractor, in good faith, determines to be reasonably necessary to meet the requirements of this Agreement. No Change In Work shall be deemed to have occurred in connection with any such change or action subject to the following sentence. If such action involves: (a) substitution of material PV Power Plant Hardware, (b) the substitution or replacement of a Major Subcontractor (other than if such substitute or replacement Subcontractor is a Specified Subcontractor or Specified Supplier identified on Exhibit L), or (c) a material deletion from, or material modification of, the Work, as described in this Agreement, Contractor shall obtain Owner's written approval prior to undertaking such action.

18.    WARRANTIES CONCERNING THE WORK

18.1    Defect *** Warranties. With respect to each Block of the PV Power Plant, Contractor warrants to Owner:

18.1.1    Defect Warranty. That those Systems that comprise a Block, shall, upon Block Substantial Completion: (a) be free from Defects in materials, construction, fabrication and workmanship; (b) be new and unused; and (c) be of good quality and in good condition (collectively, the “Defect Warranty”).

18.1.2    ***.

18.1.3    PV Module Warranty. Contractor shall issue (or shall cause an Affiliate thereof to issue) warranties for the PV modules in accordance with the Module Warranty Terms and Conditions attached as Exhibit R. Notwithstanding anything in Exhibit R to the contrary, the warranties for the PV modules shall be deemed to commence ***.

18.2    Warranty Periods.

18.2.1    Defect Warranty Period. Contractor shall have no liability under the Defect Warranty for a particular Block from and after the end of the *** period commencing on the applicable Block Substantial Completion Date (such period, the “Defect Warranty Period”), provided, however, that:

(a)    the warranty period for any item or part required to be re-performed, repaired, corrected or replaced following discovery of a Defect during the applicable Defect Warranty Period shall continue until the end of the later of (a) the expiration of such Defect Warranty Period and (b) *** from the date of completion of such repair or replacement; and
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    ***
18.2.2    ***.

18.2.3    Warranty Claims. With respect to warranty claims under Section 18.2.1 or Section 18.2.2, as applicable, Contractor shall be liable to Owner in connection with such Defects prior to the end of the applicable Warranty Period so long as Owner complies with its Notice obligations under this Article 18.

18.3    Exclusions.
18.3.1    Defect Warranty ***. The Defect Warranty *** shall not apply to:

(a)    ***
(b)    ***
18.3.2    Operating Personnel. Notwithstanding the provisions of Section 18.3.1(b), prior to the training of the Operating Personnel by Contractor pursuant to Section 3.15, any adverse stress or damage to the PV Power Plant caused by Operating Personnel while under the direction of Contractor shall be the responsibility of Contractor, except to the extent such Operating Personnel's acts or omissions constitute negligence, gross negligence, willful misconduct or a failure to comply with Contractor's instructions.

18.4    Enforcement by Owner; Subcontractor Warranties.

18.4.1    Supplier Warranties. Contractor shall obtain standard defect warranties from Subcontractors of the PV Power Plant Hardware, including the PV modules, supplied under this Agreement to the extent such warranties are available on commercially reasonable terms.

18.4.2    ***

18.4.3    Assignment of Warranties by Contractor. If this Agreement has been terminated in accordance with Article 20, or otherwise at Final Completion, Contractor shall assign all Subcontractor warranties to Owner, subject to the terms and conditions of such warranties; provided, however, that, notwithstanding such assignment, Contractor shall be entitled to enforce each such warranty through the end of the applicable Warranty Period. Contractor shall cause Owner to be an express third-party beneficiary of all such representations, warranties, guarantees and obligations of the Suppliers of all PV modules and other PV Power Plant Hardware.

18.5    Correction of Defects.

18.5.1    Notice of Warranty Claim. ***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.5.2    Upon Contractor's Request. ***

18.5.3    Failure of Contractor to Perform Warranty Work. ***

18.6    Limitations On Warranties. ***

19.    TITLE

19.1    Title; No Encumbrances. Except as otherwise provided in any Material and Equipment Supply Agreement executed pursuant to Section 9.6, to the extent Owner's payments to Contractor are fully made in accordance with this Agreement, subject to Section 19.2, Contractor warrants that Owner shall have good title, free and clear of all liens, claims, charges, security interests and encumbrances whatsoever (other than those created by or attributable to Owner, any third-party or that result from Owner's failure to pay Owner Taxes hereunder) to all Work, PV Power Plant Hardware and other items furnished by Contractor or any of its Subcontractors that become part of the PV Power Plant or that are to be used for the operation, maintenance or repair thereof in accordance with this Agreement.

19.2    Transfer. Except as otherwise provided in any Material and Equipment Supply Agreement executed pursuant to Section 9.6, title to each Block shall transfer to Owner upon the Block Substantial Completion for such Block, subject to Section 19.1. Upon such transfer of title Owner shall assume and take care, custody and control of such Block in accordance with Section 23.1; provided that nothing in this Section 19.2, in Section 23.1 or elsewhere in this Agreement shall reduce, limit or otherwise affect Contractor's rights or Owner's obligations under Sections 15.7 or 16.6.5.

19.3    Custody During Performance. The transfer of title to a Block shall in no way affect Owner's rights or obligations as set forth in any other provision of this Agreement. Subject to Section 23.1, Contractor shall have care, custody, and control and risk of loss of all PV Power Plant Hardware and other items with respect to a Block and exercise due care with respect thereto until the earlier of the Block Substantial Completion Date of such Block or the date of termination of this Agreement.

20.    DEFAULTS AND REMEDIES

20.1    Contractor Events of Default. Contractor shall be in default of its obligations pursuant to this Agreement upon the occurrence of any one or more events of default set forth below (each, a “Contractor Event of Default”):

(a)    Contractor *** becomes insolvent, generally does not pay its debts as they become due, admits in writing its inability to pay its debts, makes a general assignment for the benefit of creditors, or Contractor *** commences any case, proceeding or other action seeking reorganization or receivership, or adopts an arrangement with creditors, under any bankruptcy, insolvency, reorganization or similar law of the United States or any state thereof for the relief of creditors or affecting the rights or remedies of creditors generally;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    insolvency, receivership, reorganization, or bankruptcy or similar proceedings are commenced against Contractor *** and such proceeding shall remain undismissed or unstayed for a period of sixty (60) days;
(c)    any material representation or warranty made by Contractor herein was materially false or misleading when made and if capable of remedy, Contractor fails to remedy such materially false or misleading representation or warranty within thirty (30) days after Contractor receives a Notice from Owner with respect thereto, except such thirty (30) day limit shall be extended if: (i) curing such failure reasonably requires more than thirty (30) days; and (ii) Contractor commences such cure within such thirty (30) day period and diligently prosecutes such cure, in each case after the date on which Contractor receives a Notice from Owner with respect thereto;
(d)    Contractor assigns or transfers this Agreement or any right or interest herein except in accordance with Article 26;
(e)    Contractor fails to maintain any insurance coverages required of it in accordance with Article 22 and Contractor fails to remedy such breach within ten (10) days after the earlier of the date on which Contractor first becomes aware of or receives a Notice from Owner with respect thereto, except such ten (10) day limit shall be extended if: (i) curing such failure reasonably requires more than ten (10) days; and (ii) Contractor commences such cure within such ten (10) day period and diligently prosecutes such cure;
(f)    Contractor fails to perform any provision of this Agreement providing for the payment of money to Owner, except for any disputed amounts, and such failure continues for twenty (20) days after Contractor has received a Notice from Owner, or Contractor fails to perform any material provision of this Agreement not otherwise addressed in this Section 20.1, and such failure continues for thirty (30) days, except such thirty (30) day limit shall be extended if: (i) curing such failure reasonably requires more than thirty (30) days; and (ii) Contractor commences such cure within such thirty (30) day period and diligently prosecutes such cure, in each case after the date on which Contractor first receives a Notice from Owner with respect thereto;
(g)    the Substantial Completion Date for any Phase or the PV Power Plant has not occurred by the *** day after the applicable Phase Substantial Completion Guaranteed Date or the PV Power Plant Substantial Completion Guaranteed Date, as such date may be extended pursuant to the provisions of this Agreement; or
(h)    ***
20.2    Owner's Rights and Remedies. If a Contractor Event of Default occurs, subject to Article 30, Owner shall have the following rights and remedies and may elect to pursue any or all of them, in addition to any other rights and remedies that may be available to Owner hereunder, and Contractor shall have the following obligations:

(a)    Owner may terminate this Agreement by giving Notice of such termination to Contractor;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    Owner may proceed against the *** or any security provided by Contractor to Owner in support of Contractor's performance of its obligations under this Agreement;
(c)    if Owner terminates this Agreement in accordance with the provisions hereof, Contractor shall withdraw from the Site, shall assign (to the extent such subcontract may be assigned) to Owner (without recourse to Contractor) such of Contractor's subcontracts as Owner may request, and shall license, in the manner provided herein, to Owner all Contract Intellectual Property of Contractor related to the Work reasonably necessary to permit Owner to complete or cause the completion of the Work, and in connection therewith Contractor authorizes Owner and its respective agents to use such information in completing the Work, shall remove such materials, equipment, tools and instruments used by and any debris or waste materials generated by Contractor in the performance of the Work as Owner may direct, and Owner may take possession of any or all Contractor Deliverables necessary for completion of the Work (whether or not such Contractor Deliverables are complete);
(d)    Owner may seek equitable relief to preserve the rights of Owner during the pendency of any dispute or to enforce its rights under this Agreement;
(e)    Owner may pursue the dispute resolution procedures set forth in Article 31 to enforce the provisions of this Agreement;
(f)    Owner may make such payments or perform such obligations as are reasonably required to cure any Contractor Event of Default and either offset the cost of such payment or performance against payments otherwise due to Contractor under this Agreement or Contractor shall be otherwise liable to pay and reimburse such amounts to Owner;
(g)    if Owner terminates this Agreement, Owner may seek damages as provided in Section 21.1; and
(h)    Owner may suspend the Work by giving Notice of such suspension to Contractor pursuant to Section 21.4.2.
20.3    Owner Event of Default. Owner shall be in default of its obligations pursuant to this Agreement upon the occurrence of any one or more events of default set forth below (each, an “Owner Event of Default”):

(a)    Owner *** becomes insolvent, generally does not pay its debts as they become due, admits in writing its inability to pay its debts, makes a general assignment for the benefit of creditors, or Owner *** commences any case, proceeding or other action seeking reorganization or receivership, or adopts an arrangement with creditors, under any bankruptcy, insolvency, reorganization or similar law of the United States or any state thereof for the relief of creditors or affecting the rights or remedies of creditors generally;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)    insolvency, receivership, reorganization, or bankruptcy or similar proceedings are commenced against Owner *** and such proceeding shall remain undismissed or unstayed for a period of sixty (60) days;
(c)    any material representation or warranty made by Owner herein was false or misleading when made and if capable of remedy, Owner fails to remedy such false or misleading representation or warranty within thirty (30) days after Owner receives a Notice from Contractor with respect thereto, except such thirty (30) day limit shall be extended if: (i) curing such failure reasonably requires more than thirty (30) days; and (ii) Owner commences such cure within such thirty (30) day period and diligently prosecutes such cure, in each case after the date on which Owner receives a Notice from Contractor with respect thereto;
(d)    Owner assigns or transfers this Agreement or any right or interest herein, except in accordance with Article 26;
(e)    Owner fails to perform any provision of this Agreement requiring Owner to pay undisputed sums to Contractor and such failure continues for ten (10) days after Owner has received a Notice from Contractor with respect thereto;
(f)    Owner fails to perform any material provision of this Agreement not otherwise addressed in this Section 20.3, and such failure continues for (30) days, except such thirty (30) day limit shall be extended if: (i) curing such failure reasonably requires more than thirty (30) days; and (ii) Owner commences such cure within such thirty (30) day period and diligently prosecutes such cure, in each case after the date on which Owner first receives a Notice from Contractor with respect thereto;
(g)    ***; or
(h)    Owner fails to maintain any insurance coverages required of it in accordance with Article 22 and Owner fails to remedy such breach within thirty (30) days after the date on which Owner first receives a Notice from Contractor with respect thereto, except such thirty (30) day limit shall be extended if: (i) curing such failure reasonably requires more than thirty (30) days; and (ii) Contractor commences such cure within such thirty (30) day period and diligently prosecutes such cure.
20.4    Contractor's Rights and Remedies. If an Owner Event of Default occurs, subject to Article 30, Contractor shall have the following rights and remedies and may elect to pursue any or all of them, in addition to any other rights and remedies that may be available to Contractor hereunder:

(a)    to terminate this Agreement upon providing Notice of such termination to Owner (in which event Contractor shall be compensated in the manner described in Section 20.5);
(b)    to proceed against the *** or any other security provided by Owner to Contractor in support Owner's performance of its obligations under this Agreement;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)    to seek equitable relief to preserve the rights of Contractor during the pendency of any dispute or to enforce its rights under this Agreement;
(d)    to pursue the dispute resolution procedures set forth in Article 31 to enforce the provisions of this Agreement;
(e)    Contractor may proceed against *** or any security provided by Owner to Contractor in support Owner's performance of its obligations under this Agreement; and
(f)    subject (in the case of an Owner Default that is reasonably Disputed by Owner) to Section 31.6, Contractor may suspend the Work by giving Notice of such suspension to Owner; provided that such Notice of suspension may be given by Contractor either concurrently or at any time after the Notice described in Section 20.3(e).
20.5    Termination Payment. In addition to the remedies provided in Section 20.3, if Contractor terminates this Agreement due to an Owner Event of Default, then as compensation through the effective date of such termination:

(a)    Owner shall pay to Contractor an amount ***; and
(b)    Owner shall pay to Contractor ***;
The amounts payable above shall be grossed up to the extent the Owner is required to make any withholdings under Applicable Law in respect of any of such amounts, such that the amount received by Contractor shall be no less than Contractor would receive in accordance with the foregoing if no such withholding were required. Contractor shall provide reasonable evidence for the costs associated with this Section 20.4 and take reasonable steps to mitigate such costs, losses and damages to the extent reasonably practicable following such termination.
21.    TERMINATION OR SUSPENSION

21.1    Termination and Damages for Contractor Event of Default. In the event of a Contractor Event of Default, Owner may terminate this Agreement by delivery of Notice to Contractor, to be effective upon the receipt of such Notice by Contractor or upon such other subsequent termination date specifically identified by Owner therein. Subject to Article 30, Contractor shall be liable to Owner for reasonable and direct costs incurred by Owner in completing the Work, including costs of engaging a replacement contractor or for obtaining additional professional services required as a consequence of such Contractor Event of Default, provided such costs exceed the unpaid balance of the Contract Price (and, to the extent applicable, Contractor shall remain liable for the satisfaction of all liabilities incurred prior to Owner's termination, including Contractor's indemnification obligations to the extent provided in Article 24, and payment of all accrued Delay Liquidated Damages, PV Power Plant Substantial Completion Liquidated Damages and Performance Liquidated Damages). Upon determination of the total cost of the Work, Owner shall Notify Contractor in writing of the amount, if any, that Contractor shall pay Owner, and such amount shall be paid within thirty (30) days after receipt of such Notice. If it is determined under Article 31 that there was not a Contractor Event of Default or that Owner was not entitled to the remedy against Contractor

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

provided above, Owner will be liable to Contractor for a termination payment calculated in accordance with Section 20.5.

21.2    Owner's Right to Elect to Assume Obligations with Subcontractors. Upon a termination of this Agreement by Owner pursuant to Section 21.1, Owner shall have the right, at its option, to assume any subcontract or purchase order that Contractor has entered into with a Subcontractor in connection with the Work, including without limitation, the subcontracts for the supply of PV Panels. If Owner elects to assume any subcontract or purchase order as described in this Section 21.2, then (a) Contractor shall execute all assignments or other reasonable documents and take all other reasonable steps requested by Owner which may be required to vest in Owner all rights, set-offs, benefits and titles necessary to effect such assumption by Owner; and (b) Owner shall simultaneously agree to indemnify Contractor against liabilities thereafter arising under the assumed subcontract or purchase order. Contractor shall use commercially reasonable efforts to include in each of its subcontracts or purchase orders, Subcontractor's agreement to permit its subcontract or purchase order to be assumed by Owner upon termination of this Agreement.

21.3    Contractor Conduct. Upon receipt of Notice from Owner of termination pursuant to Section 21.1, Contractor shall: (a) cease operations as directed by Owner in the Notice; (b) take action necessary, or that Owner may reasonably direct, for the protection and preservation of the Work; and (c) except for Work directed to be performed prior to the effective date of termination stated in such Notice, or except as expressly requested by Owner in writing or under Section 21.2, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders with respect to the Work or the PV Power Plant.

21.4    Suspension for Cause.

21.4.1    Stop Work; Suspension for Cause. Owner may (i) order Contractor to immediately stop performance of that portion of the Work at the Site that would reasonably be expected to cause an imminent danger to life or damage to property, or (ii) by giving thirty (30) days' advance Notice thereof to Contractor, suspend performance of the Work due to a Contractor Event of Default (each, a “Suspension for Cause”). As a condition to the effectiveness of such Notice, Owner shall provide Contractor a reasonable explanation of the grounds for such Suspension for Cause as well as Owner's reasonable instructions to remedy the same. If the Work is suspended as a result of a valid Suspension for Cause, then Contractor shall not be entitled to any schedule extensions or change in the cost of the performance of the Work for a Suspension for Cause resulting from a Contractor Event of Default. Owner's right to suspend performance of the Work under this Section 21.4.1 shall be without prejudice to any other right or remedy Owner may have under this Agreement.

21.4.2    Resumption of Work. In the case of a Suspension for Cause pursuant to Section 21.4.1, once the cause of such Suspension for Cause has been resolved by Contractor in accordance with the instructions of Owner in its Notice of Suspension for Cause as provided above or by other reasonable means identified by Contractor, all as determined by Owner in its reasonable discretion, and if this Agreement is still in effect, then if Owner does not re-order the resumption of the

Work after five (5) days Notice, any further delay to the resumption of the Work shall be considered an Owner-Caused Delay. In the event that any such Suspension for Cause is subsequently determined not to have been properly issued in accordance with the provisions of this Section 21.4.1, then Contractor shall be entitled to a Change In Work in accordance with Section 17.3 and such other relief as provided in Section 21.4.3 to reflect any additional increased costs of Contractor resulting from any such suspension, as reasonably demonstrated by Contractor to Owner.

21.4.3    Extension of Time and Compensation Rights. If the last sentence of Section 21.4.2 applies, then:

(a)    the CPM Schedule (including any applicable Substantial Completion Guaranteed Dates) shall be extended by a period no less than the suspension period, plus a reasonable period for demobilization and remobilization, as mutually agreed upon by Contractor and Owner;

(b)    Owner shall pay Contractor for those reasonable costs and cost increases incurred during the applicable suspension of the Work that are documented by Contractor to the reasonable satisfaction of Owner, to the extent directly attributable to the suspension:
(i)    for the purpose of safeguarding or storing the Work and the PV Power Plant Hardware at the point of fabrication, in transit, or at the Site;
(ii)    for personnel, Subcontractors or PV Power Plant Hardware, the payments for which are continued during such suspension;
(iii)    for reasonable costs of demobilization and remobilization of Contractor and its Subcontractors, including suspension costs set forth in any subcontract, purchase order or other agreement;
(iv)    for rescheduling the Work (including any increased labor or materials costs and including penalties or additional payments to Subcontractors for the same), plus (A) *** of such costs as an allowance for profit and home office overhead and (B) *** of such costs as an allowance for contingency.
21.5    Claims for Payment. All claims by Contractor for compensation or extension of time under Section 21.4.4 must be made within *** days after either (i) the Notice from the Owner that the Agreement has been terminated or (ii) such suspension has ended.

21.6    Release of Punch List Holdback upon Termination. In the event this Agreement is terminated prior to completion of the Work for any reason other than a Contractor Event of Default, Owner shall release from the Punch List Holdback an amount equal to the sum of (i) all amounts invoiced by Contactor under Section 6.6.3 that remain unpaid, plus (ii) with respect to all Work performed to complete items on any applicable Punch List that have been completed but that have not been invoiced, all Punch List Amounts relating to such completed items, plus (iii) with respect to all Work performed toward the completion of items on any applicable Punch Lists which have been partially completed, an amount equal to the value of

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

such Work, calculated based on a time and materials basis at Contractor's then applicable personnel and labor rates (or at the rates of the applicable Subcontractors) plus *** of such value for home office overhead and profit, provided, that such amount shall not exceed such Punch List Amount for such partially completed items. An example calculation of the release of the Punch List Holdback is set forth in Exhibit N.

22.    INSURANCE

21.1    General.

22.1.1    Contractor Insurance. Contractor shall procure at its own expense and maintain in full force and effect as required under this Agreement, with responsible insurance companies authorized to do business in the state where the Work is performed, the types and limits of insurance as set forth in Section 22.2.  Such insurances may be procured in whole or in part under Contractor's own insurance program.

22.1.2    Owner-Provided Insurance. Owner shall procure at its own expense and maintain in full force and effect as required under this Agreement, with responsible insurance companies authorized to do business in the state where the Work is performed, the types and limits of insurance as set forth in Section 22.3.

22.1.3    Insurer Qualifications. The insurance companies referred to in this Article 22 shall have an A.M. Best Insurance financial strength rating of A- or better, and a financial size of IX or greater, or shall be of recognized responsibility satisfactory to the Parties.

22.1.4    Insurance Terms. Capitalized terms used in this Article 22 and not otherwise defined in this Agreement shall have the meanings generally ascribed to them in the commercial insurance industry.

22.1.5    Additional Insurance. Each Party, at its own cost, may purchase any additional insurance it believes necessary to protect its interests.

22.2    Contractor's Insurance (General Coverages). Contractor shall procure and maintain in full force and effect, the insurance policies specified in this Article 22.

22.2.1    Workers' Compensation and Employer's Liability Insurance. Contractor shall maintain workers' compensation insurance and such other forms of insurance which Contractor is required to maintain in order to comply with statutory limits under workers' compensation laws of any applicable jurisdiction in the United States (and any other location in which the Work is to be performed) including USL&H coverage (if any exposure exists), where applicable, and employer's liability (including occupational disease) coverage with limits of *** for disease, and *** for each employee, which shall cover all of Contractor's employees, whether full-time, part-time, leased, temporary or casual, who are engaged in the Work.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.2.2    Commercial General Liability Insurance. Contractor shall maintain commercial general liability insurance written on an occurrence basis and with a combined single limit of *** per occurrence and *** annual aggregate.  Such insurance shall include coverage for products/completed operations (for three years beyond Final Completion), broad form/blanket contractual liability for written contracts, broad form property damage, bodily injury (including death), and personal injury liability, independent contractor liability, mobile equipment, cross liabilities, and hostile fire liability.  The policy shall contain no exclusions for X.C.&U., rigging, lifting, and boom overload, or operations within 50 feet of a railroad.

22.2.3    Automobile Liability Insurance. Contractor shall maintain automobile liability insurance (including coverage for owned, non-owned and hired automobiles) covering vehicles used by Contractor in connection with the Work in an amount of *** combined single limit per occurrence for bodily injury and property damage.  Contractor's automobile liability insurance coverage shall contain appropriate no-fault insurance provisions or other endorsements in accordance with Applicable Laws.

22.2.4    Umbrella or Excess Liability Insurance. Contractor shall maintain umbrella/excess insurance on an occurrence basis covering claims in excess of the underlying insurance described in Sections 22.2.1 (employer's liability only), 22.2.2 and 22.2.3, in the amount of *** per occurrence, and on a following-form basis.

22.2.5    Professional Liability Insurance. If the Work includes engineering, architectural, design or other professional services, Contractor shall secure and maintain or shall cause to be secured and maintained, professional liability insurance (errors and omissions) with a minimum single limit of *** to cover those liabilities caused by Contractor's errors, omissions or negligent acts related to the professional services being provided pursuant to this Agreement.

22.2.6    Contractor's Pollution Liability Insurance. Contractor shall maintain Contractor's Pollution Liability coverage, to provide coverage for Contractor's legal liability for environmental/pollution claims arising out of Contractor's Work, with limits of *** per occurrence.

22.2.7    Equipment, Supplies and Materials. All equipment, tools, supplies and materials (a) belonging to Contractor or to any of its Subcontractors or (b) used by or on behalf of Contractor or any of its Subcontractors for its performance hereunder which is not intended to become a permanent part of the completed Work shall be brought to and kept at the Site at the sole cost, risk and expense of Contractor or such Subcontractor, and Owner shall not be liable for loss or damage thereto.  Should such property be insured, said insurers shall waive rights of subrogation against Owner and its affiliates and the Owner Financing Parties.  Owner will not be responsible for any insurance premium payments related to the aforementioned equipment, supplies or materials.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.3    Owner's Insurance (General Coverages). Owner shall procure and maintain in full force and effect, the insurance policies specified in this Section 22.3.

22.3.1    Workers' Compensation Insurance and Employers' Liability Insurance.  In accordance with the laws of the State of California, Owner shall maintain in force workers' compensation insurance for all of its employees (if any).  Owner shall also maintain employer's liability coverage in an amount of not less than *** per accident and per employee for disease (if exposure exists).  In lieu of such insurance, Owner may maintain a self-insurance program meeting the requirements of the State of California along with the required employer's liability insurance.

22.3.2    Commercial General Liability Insurance.  Owner shall maintain commercial general liability insurance written on an occurrence basis and with a combined single limit of *** per occurrence and *** annual aggregate.  Such insurance shall include coverage for products/completed operations, broad form/blanket contractual liability for written contracts, broad form property damage and personal injury liability, independent contractor liability and hostile fire liability.

22.3.3    Automobile Liability Insurance.  Owner shall maintain automobile liability insurance (including coverage for owned, nonowned and hired automobiles) covering vehicles used by Owner (if any), including the loading or unloading of such vehicles, in an amount of *** combined single limit per occurrence for bodily injury, and property damage.

22.3.4    Umbrella or Excess Liability Insurance. Owner shall maintain umbrella/excess insurance on an occurrence basis covering claims in excess of the underlying insurance described in Sections 22.3.2 and 22.3.3 in an amount not less than *** per occurrence, and on a following-form basis.

22.4    Builder's All-Risk Insurance. On or before the Full Notice To Proceed Date, *** shall procure and thereafter at all times until PV Power Plant Substantial Completion, maintain, or cause to be maintained, builder's all-risk insurance in relation to the PV Power Plant.  Such builder's all-risk insurance shall be in a form acceptable to the *** and the ***.  *** shall provide and pay for builder's all-risk insurance for the PV Power Plant on the terms set out herein.

22.4.1    Additional Insureds.  Such builder's all-risk insurance shall include as additional insureds *** and ***, but only to the extent of their interests.  Such *** or its *** shall remain additional insureds until the PV Power Plant Substantial Completion Date.

22.4.2    Coverage.  Builder's all-risk shall cover all property in the course of construction, including the Work, PV Power Plant Hardware, miscellaneous equipment, buildings and structures, machinery, fixtures, furnishings and other properties constituting a part of the PV Power Plant (other than PV Power Plant Hardware properly covered under Contractor's equipment floater noted in Section

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.2.7), from physical loss or damage caused by perils covered by a builder's all-risk form or equivalent coverage.  Such insurance shall:

(a)    include “extensions of coverage” (including earthquake, flood, collapse, sinkhole, subsidence, subject to sub-limits that are reasonably available in the commercial insurance marketplace);
(b)    include mechanical and electrical breakdown coverage during testing and commissioning, including the Performance Acceptance Tests and other operations of the PV Power Plant prior to Project Substantial Completion.  The builder's all-risk coverage shall not contain an exclusion for resultant damage caused by faulty workmanship, design or materials, which coverage shall be equivalent to LEG-2/96;
(c)    cover the PV Power Plant and the Site for removal of debris; and
(d)    otherwise cover damage to property and other claims arising out of the unloading, lifting, lowering or other handling of property at the Site.
Such insurance shall cover the full replacement cost of the Work or the property at the Site in relation to the PV Power Plant, as the case may be, then at risk, including primary cost of the PV Power Plant Hardware relevant to the PV Power Plant plus freight.
22.4.3    Loss Payees.  Losses if any, covered by builder's all-risk shall be payable to Owner, Owner Financing Parties, if any, Contractor, Contractor Financing Parties, if any, and Subcontractors as loss payees, as their respective interests may appear.  The policies shall be endorsed to state that, notwithstanding anything to the contrary, the interest of the aforementioned Persons, if any, shall not be invalidated by any act or failure to act on the part of Owner, Contractor or any other Person, and shall be insured regardless of any breach or violation by Owner, Contractor or any other Person of any warranties, declarations or conditions contained in such insurance policies.  The Parties agree that, in the event of physical loss of the PV Power Plant, any insurance proceeds under this Section 22.4 shall be reserved in a segregated account until such time as it has been determined whether or not to repair, replace or rebuild the damaged portions of the PV Power Plant, subject always to the terms of any lending agreements between Owner and, if applicable, Owner Financing Parties.

22.4.4    Deductibles.  Any required payments of the deductibles for claims relating to builders all-risk insurance shall be the responsibility of Contractor, subject to an aggregate maximum liability for such deductibles of ***.  To the extent Contractor is not the cause of loss or damage to Blocks which have achieved Substantial Completion, Contractor shall not be liable for deductible amounts associated with that loss or damage, notwithstanding any provision to the contrary in this Agreement. Owner shall be liable for payment of any deductible amounts due under the builder's risk insurance in excess of the amount for which Contractor is liable under this Section 22.4.4.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.4.5    Waivers of Subrogation.  Subject to the foregoing language related to policy deductibles, such insurance shall provide for a waiver of underwriters' right to subrogation against Owner, Contractor and Subcontractors of all tiers, provided, however, that such waiver shall not apply to the right to subrogation against any manufacturer or supplier of PV Power Plant Hardware if the loss or damage is caused, directly or indirectly, by a fault or defect in such PV Power Plant Hardware..

22.5    Endorsements Applicable to Contractor Insurance. All policies of liability insurance to be maintained by Contractor shall be written or endorsed to include the following:

(a)    With respect to workers' compensation/employer's liability insurance, to provide that the insurer shall waive for the benefit of Owner and where permitted by law, all rights of subrogation against Owner, its subsidiaries and Affiliates, Owner Financing Parties, co-venturers, landowners of the Site where the Project is located, or their directors, officers, members, managers, as well as their respective employees and/or agents of each;
(b)    With respect to commercial general liability, automobile liability and excess/umbrella insurance, to provide that Owner, its subsidiaries and Affiliates, Owner Financing Parties, if any, its co-venturers, landowners of the Site where the Project is located, or their directors, officers, members, managers, as well as the employees and/or agents of each shall be included as additional insured, and that all insurance policies (including Worker's Compensation, where permitted by law) shall waive any and all right of subrogation or recovery which the insurer may have or acquire against Owner, Owner Parent, subsidiaries and Affiliates, Owner Financing Parties, if any, its co-venturers, landowners of the Site where the Project is located, or their directors, officers, members, managers, as well as the employees and/or agents of each.  The additional insured status shall apply regardless of the enforceability of the indemnity provisions of this Agreement;
(c)    To provide a severability of interest or cross liability clause;
(d)    That the insurance shall be primary and not excess to or contributing with any insurance or self-insurance maintained by Owner;
(e)    With respect to coverage for completed operations under the general liability insurance, to be in place throughout the performance of the Work and for three (3) years after Final Completion. Such three (3) year tail following Final Completion shall be required only for general liability insurance and not for excess/umbrella insurance.
22.6    Subcontractor Insurance. Contractor shall require each of its Subcontractors performing work at the Site, to obtain, maintain and keep in force during the time during which they are involved in performance of the Work, insurance coverage in accordance with the insurance requirements of Contractor set forth in Sections 22.2.1, 22.2.2, 22.2.3 and 22.2.4 and 22.2.5 if providing engineering/design work; provided, however, that the limits of any such

Major Subcontractors' Umbrella Excess Liability Insurance policies otherwise maintained in accordance with the requirements under Section 22.2.4, shall not be less than ***.  Subcontractors shall include Owner, its Affiliates and the landowner's of the Site where the Project is located as additional insured parties on the policies that Subcontractors maintain which are of the types listed in Sections 22.2.2, 22.2.3, and 22.2.4, and shall waive subrogation in favor of Owner, its Affiliates, Owner Financing Parties, and the landowner's of the Site where the Project is located under all policies they maintain which are of the types listed in Section 22.2.  Contractor agrees that all its subcontractors contractually agree that their insurance will respond on a primary basis to any similar insurance being maintained by Contractor, Owner, or any additional insured.  Any deviation from these requirements must be agreed to, in writing, by the Owner.

22.7    Contractor's Certificates. On or prior to the Full Notice to Proceed Date, Contractor shall furnish to Owner certificates of insurance from each insurance carrier showing that the insurance required of Contractor as set forth in this Article 22 is in full force and effect, the amount of the carrier's liability thereunder.  Contractor shall also be responsible for obtaining certificates of insurance for the insurance coverages required to be maintained by its Subcontractor in accordance with Section 22.6 from each Subcontractor before such Subcontractor is allowed to commence Work or enter the Site.  Certificates of insurance submitted under this Section 22.7 shall be in form and content reasonably acceptable to Owner.  Certificates of each renewal of the insurance should also be delivered to Owner and, if applicable, any Owner Financing Party promptly after receipt.

22.8    Owner's Certificates. On or prior to the Full Notice to Proceed Date, Owner shall furnish to Contractor certificates of insurance from Owner's insurance carrier(s), showing that the insurance coverages required of Owner as set forth in this Article 22 are in full force and effect, the value of the property being insured thereunder.  Certificates of insurance submitted under this Section 22.8 shall be in form and content reasonably acceptable to Contractor.  Certificates of each renewal of the insurance should also be delivered to Contractor and any Contractor Financing Party promptly after receipt.

22.9    Descriptions Not Limitations. The insurance coverages referred to in this Article 22 will be set forth in full in the respective policy forms, and the foregoing descriptions of such policies are not intended to be complete, nor to alter or amend any provision of the actual policies, and in matters (if any) in which the said description may be conflicting with such instruments, the provisions of the policies of the insurance shall govern; provided, however, that neither the content of any insurance policy or certificate nor approval thereof shall relieve either Parties of any of their obligations under this Agreement.

22.10    Cost of Premiums.  It is expressly agreed and understood that:

(a)    the cost of premiums for insurance required to be maintained by *** as set forth in this Article 22 and all Taxes thereon shall be borne by ***, and shall be endorsed to provide that *** shall have no liability for the payment of any premium thereon; and
(b)    that the cost of premiums for insurance required to be maintained by *** as set forth in this Article 22 and all Taxes thereon shall be borne by *** and shall be
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

endorsed to provide that *** shall have no liability for the payment of any premium thereon.
22.11    Other Deductibles. Except as provided in Section 22.4.4 (with respect to deductibles relating to claims under the builders all-risk insurance), any required payment of any deductible for a claim relating to other insurance coverages to be maintained by either Party hereunder shall be the responsibility of the party being required to maintain that coverage, and *** shall be responsible for the payment of such deductibles relating to claims under the insurance policies described in Section 22.2.
22.12    Both Party's Rights to Provide Insurance. If either Party fails to provide or maintain any insurance required of it hereunder, then, on ten (10) days notice of its intent to do so and absent provision of the insurance, the other Party shall have the right, but not the obligation, to provide or maintain any such insurance, and to deduct the cost thereof from any amounts due and payable to the breaching Party (including, in the case of Owner, from any amounts due and payable to Contractor in respect of the Contract Price), or, if there are no such amounts due and payable to the breaching Party, the breaching Party shall reimburse the other Party for such costs on demand.  Should any of the policies required to be maintained by either Party become unavailable or be canceled for any reason during the period of this Agreement, such Party shall immediately procure replacement coverage.  The failure of either Party to procure such replacement coverage which is within the reasonable control of such Party (so as to provide continuous coverage) shall constitute a material breach hereunder.

22.13    No Limitation of Liability. The insurance coverages required of Contractor as set forth in this Article 22 shall in no way affect, nor are they intended as a limitation of, Contractor's liability with respect to its performance of the Work.  The insurance coverages required of Owner set forth in this Article 22 shall in no way affect, nor are they intended as a limitation of, Owner's liability with respect to its performance of its obligations hereunder.

22.14    Other Terms and Provisions.

22.14.1Unintentional Errors or Omissions.  It is hereby understood and agreed that the coverages afforded by the insurance policies required of either Party set forth in this Article 22 shall not be invalidated or affected by any unintentional omissions or errors.

22.14.2Notification.  Contractor and Owner shall notify the other Party of any and all incidents giving rise to an insurance claim, and otherwise keep the other Party timely apprised of insurance claim proceedings.

23.    RISK OF LOSS OR DAMAGE

23.1    Care, Custody and Control. Until the Block Substantial Completion Date with respect to a Block, Contractor shall have care, custody and control of such Block. From and after the earlier of (x) the Block Substantial Completion Date with respect to a Block and (y) the termination of this Agreement, care, custody, and control of the Work with respect to such Block shall pass to Owner.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.2    Risk of Loss. Subject to Section 22.4.4, Owner assumes risk of loss, and full responsibility, for the cost of replacing or repairing any damage to the Work related thereto (including the PV Power Plant Hardware), and assumes risk of loss, and full responsibility, for the cost of replacing or repairing any damage to any materials, equipment and supplies which are purchased by Contractor for permanent installation into the completed Project and which are located at the Site.

24.    INDEMNIFICATION

24.1    Comparative Fault. Notwithstanding anything to the contrary herein, it is the intent of the Parties that where fault is determined to have been joint or contributory, principles of comparative fault will be followed and each Party shall bear the proportionate cost of any loss, damage, expense and liability attributable to such Party's fault.

24.2    By Contractor. Subject to Section 24.1, Contractor shall defend, indemnify and hold harmless, Owner, the Owner Financing Parties (if any) and any of their employees, shareholders, members, directors, officers, managers, representatives, successors and permitted assigns (each, an “Owner Indemnitee”) from and against the following, except to the extent arising from the sole negligence of an Owner Indemnitee:

(a)    all Losses arising from third-party claims for property damage (that is, not including the PV Power Plant), personal injury or bodily injury or death to the extent caused by any negligent, willful, reckless or otherwise tortious act or omission (including strict liability) during the performance of the Work or from performing the Work under this Agreement, or any curative action under any Warranty following performance of the Work, of Contractor, any Subcontractor (including Contractor's Affiliate as the provider of PV modules for the PV Power Plant), or anyone directly or indirectly employed by any of them, or anyone for whose acts such Person may be liable;
(b)    all Losses that directly arise out of or result from:
(i)    all claims for payment for Work performed, whether or not reduced to a lien or mechanics' lien, filed by Contractor or any Subcontractors, or other persons performing any portion of the Work, including reasonable attorneys' fees and expenses incurred by any Owner Indemnitee in discharging any Contractor Lien, except to the extent such claim is resulting from a breach by Owner to make payment under this Agreement; and
(ii)    employers' liability or workers' compensation claims filed by any employees or agents of Contractor or any of its Subcontractors;
(c)    all Losses arising from third-party claims, including claims by Subcontractors and claims for property damage, personal injury or bodily injury or death, and fines and penalties issued by Governmental Authorities, that directly or indirectly arise out of or result from the failure of Contractor, any of its Subcontractors, or the PV Power Plant as designed and constructed to comply with Applicable Laws;

(d)    all Losses arising from claims by any Governmental Authority that directly or indirectly arise out of or result from the failure of Contractor or its Subcontractors to pay, as and when due, all Taxes, fees or charges of any kind that are the responsibility of Contractor or any of its Subcontractors or any of their respective agents or employees with respect to any payment for the Work made to or earned by Contractor or any of its Subcontractors or any of their respective agents or employees under this Agreement (which, for avoidance of doubt, expressly excludes Owner Taxes); and
(e)    all Losses, including claims for property damage or bodily injury or death, whether or not involving damage to the PV Power Plant or the Site, that arise out of or result from Pre-Existing Contamination at the Site except Unknown Pre-Existing Site Conditions, or the use of Hazardous Materials (other than arising as a result of Releases or spills described in Section 24.3(f)) whether lawful or unlawful, brought onto the Site by Contractor or any Subcontractor. Such use of or contamination by Hazardous Materials include:
(i)    the storage, transportation, processing or disposal of such Hazardous Materials; and
(ii)    any environmental condition caused by such Hazardous Materials.
(f)    ***
24.3    By Owner. Subject to Section 24.1, Owner shall defend, indemnify and hold harmless Contractor, its Subcontractors and any Person acting for or on behalf of Contractor and their respective employees, agents, partners, Affiliates, shareholders, members, directors, officers, members, managers, successors and permitted assigns (each, a “Contractor Indemnitee”) from and against the following, except to the extent arising from the sole negligence of a Contractor Indemnitee:

(a)    all Losses arising from third-party claims for property damage, personal injury or bodily injury or death to the extent caused by any negligent, willful, reckless or otherwise tortious act or omission (including strict liability) of Owner or any of its Affiliates, any Owner's Separate Contractor or anyone directly or indirectly employed by
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

any of them, or anyone for whose acts such Person may be liable, during the performance by Owner of its obligations or failing to perform any of its obligations under this Agreement;
(b)    all Losses arising from third-party claims, including claims for property damage, personal injury or bodily injury or death that directly or indirectly arise out of or result from the failure of Owner, of any of its Affiliates or of any of Owner's Separate Contractors to comply with the terms and conditions of Applicable Laws;
(c)    all Losses arising from claims, assessments or any similar action by any Governmental Authority that directly or indirectly arise out of or result from the failure of Owner to pay or if applicable, reimburse Contractor, as and when due, all Taxes, fees or charges of any kind imposed by any Governmental Authority for which Owner is obligated to pay or if applicable, reimburse Contractor pursuant to the terms of this Agreement;
(d)    all Losses that directly arise out of or result from employers' liability or workers' compensation claims filed by any employees or agents of Owner or any of its Owner's Separate Contractors;
(e)    all Losses arising from any third party claim to the extent arising from the misuse of the License;
(f)    all Losses, including claims for property damage or bodily injury or death, whether or not involving damage to the PV Power Plant or the Site, whether lawful or unlawful, that directly or indirectly arise out of or result from:
(i)    the presence or existence of Hazardous Materials at the Site (A) brought onto or generated at the Site by Owner or any of Owner's Separate Contractors (other than Hazardous Materials that were brought onto the Site or generated by Contractor or any Subcontractor during the performance of the Work); or (B) which migrated onto the Site from another location (other than such Hazardous Materials that were brought onto the Site or generated by Contractor or any Subcontractor, or which Contractor or any Subcontractor Released or discharged in violation of its obligations under Section 27.3); or
(ii)    the Release or spill by Owner or its Affiliates or any of Owner's Separate Contractors or any Person for whom they are responsible, of Hazardous Materials, such Hazardous Materials otherwise having been brought onto the Site by Contractor or any Subcontractor in accordance with the terms of this Agreement and all Applicable Laws; and
(iii)    Unknown Pre-Existing Site Conditions; and
(g)    any and all fines, penalties or assessments issued by any Governmental Authority that Contractor may incur as a result of executing any applications at Owner's request.

24.4    Patent Infringement and Other Indemnification Rights.

24.4.1    Contractor Obligation to Indemnify. Contractor shall defend, indemnify, and hold harmless the Owner Indemnitees against all Losses arising from any Intellectual Property Claim. Owner shall provide Contractor with reasonably prompt notice of any Claim for which Owner seeks indemnity hereunder. Contractor shall, at its own expense settle or defend any such Intellectual Property Claim and pay all damages and costs, including reasonable attorneys' fees, awarded against Owner and, if Owner is enjoined from completing the PV Power Plant or any part thereof, or from the use, operation or enjoyment of the PV Power Plant or any part thereof, as a result of a final, non-appealable judgment of a court of competent jurisdiction or as a result of injunctive relief provided by a court of competent jurisdiction, either:

(a)    procure for Owner, or reimburse Owner for procuring, the right to continue using the infringing service, PV Power Plant Hardware or other Work;
(b)    modify the infringing service, PV Power Plant Hardware or other Work so that the same becomes non-infringing; or
(c)    replace the infringing service, PV Power Plant Hardware or other Work with non-infringing service, PV Power Plant Hardware or other Work, as the case may be.
Notwithstanding the foregoing, in no case shall Contractor take any action which adversely affects Owner's continued use and enjoyment of the applicable service, PV Power Plant Hardware or other Work without the prior written consent of Owner.
24.4.2    Contractor Deliverables; Electronic Data Files.

(a)    Owner's acceptance of the Contractor Deliverables, supplied materials and equipment or other component of the Work shall not be construed to relieve Contractor of any obligation hereunder.
(b)    Except where any Contractor Deliverable shall be in the form of an electronic data file, any other electronic data files furnished to Owner pursuant to this Agreement are provided only for the convenience of Owner. Owner recognizes that such electronic data files not provided to Owner as a Contractor Deliverable may not be adequate or appropriate for Owner's needs. In the case of any discrepancies between the Contractor Deliverable represented by electronic data files and the plotted hardcopy of such files bearing the seal of Contractor's registered professional engineer, the sealed hardcopy shall govern. Contractor assumes no responsibility for the accuracy or completeness of the electronic data files not provided to Owner as a Contractor Deliverable, and any use or reuse of such electronic data for any purpose shall be at Owner's sole risk.
24.5    Claim Notice. An Indemnitee shall provide Notice to the indemnifying Party, within ten (10) days after receiving Notice of the commencement of any legal action or of any claims or threatened claims against such Indemnitee in respect of which indemnification may be sought pursuant to the foregoing provisions of this Article 24 or any other provision of this Agreement providing for an indemnity (such Notice, a “Claim Notice”). The Indemnitee's failure to give, or tardiness in giving, such Claim Notice will reduce the liability of the indemnifying Party only by the amount of damages attributable to such failure or tardiness, but shall not otherwise relieve the indemnifying Party from any liability that it may have under this Agreement. In case any such claim or legal action shall be made or brought against an Indemnitee and such Indemnitee shall Notify (by sending a Claim Notice) the indemnifying Party thereof, the Indemnitee may by such Claim Notice require the indemnifying Party to assume and control the defense of the claim (other than any Intellectual Property Claim, which shall be controlled by Contractor unless otherwise agreed by the Parties) that is the subject of such Claim Notice, in which case the indemnifying Party may select counsel after consultation with the Indemnitee, and the indemnifying Party shall pay all expenses of the conduct of such defense. The Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel shall be borne by the Indemnitee unless the indemnifying Party agrees otherwise; provided, however, that if the named parties to any such proceeding (including any impleaded parties) include both the Indemnitee and the indemnifying Party, the indemnifying Party requires that the same counsel represent both the Indemnitee and the indemnifying Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them, then the Indemnitee shall have the right to retain its own counsel at the cost and expense of the indemnifying Party. If the indemnifying Party fails to assume or diligently prosecute the defense of any claim in accordance with the provisions of this Section 24.5, then the Indemnitee shall have the absolute right to control the defense of such claim and the fees and expenses of such defense, including reasonable attorneys' fees of the Indemnitee's counsel and any reasonable amount determined to be owed by Indemnitee pursuant to such claim, shall be borne by the indemnifying Party, provided, however, that the indemnifying Party shall be entitled, at its expense, to participate in (but not control) such defense. Subject to all of the foregoing provisions of this Section 24.5:

(a)    as between the Parties, the indemnifying Party shall control the settlement of all claims, in coordination with any insurer as required under the applicable insurance policies in Article 22 as to which it has assumed the defense; provided, however, that to the extent the indemnifying Party, in relation to such insurer, controls settlement:
(i)    such settlement shall include a dismissal of the claim and an explicit release from the party bringing such claim or other proceedings of all Indemnitees; and
(ii)    the indemnifying Party shall not conclude any settlement without the prior approval of the Indemnitee, which approval shall not be unreasonably withheld or delayed; and
(b)    except as provided in the preceding sentence concerning the indemnifying Party's failure to assume or to diligently prosecute the defense of any claim, no Indemnitee seeking reimbursement pursuant to the foregoing indemnity shall, without the prior written consent of the indemnifying Party, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit, investigation or proceeding for which indemnity is afforded hereunder unless such Indemnitee reasonably believes that the matter in question involves potential criminal liability against such Indemnitee. The Indemnitee shall provide reasonable assistance to the indemnifying Party when the indemnifying Party so requests, at the indemnifying Party's expense, in connection with such legal action or claim, including executing any powers-of-attorney or other documents required by the indemnifying Party with regard to the defense or indemnity obligations.
24.6    Survival of Indemnity Obligations. The indemnities set forth in this Article 24 shall survive the Final Completion Date or the earlier termination of this Agreement for a period of *** following the Final Completion Date or earlier termination. All Claim Notices must be delivered, if at all, to the applicable Party prior to the expiration of such period. If any Claim Notice is made within such period, then the indemnifying period with respect to all claims identified in such Claim Notice (and the indemnity obligation of the Parties hereunder with respect to such claim) shall extend through the final, non-appealable resolution of such claims. For purposes of clarification hereunder, without limiting the other rights granted hereunder to either Party, a Party may enforce the indemnity provisions hereunder pursuant to the provisions of Article 31 without having to declare an Owner Event of Default or a Contractor Event of Default, as applicable.

24.7    Treatment of Indemnification Payments. To the extent permitted by Applicable Law, the Parties agree to treat all indemnification payments made under this Agreement as adjustments to the Contract Price; provided, however, that any indemnification payments in respect of a Phase made subsequent to the submission of a Section 1603 Application or Section 1603 Commencement of Construction Application for that Phase shall be made on an After-Tax Basis unless (i) the underlying Claim for the indemnity corresponds to an express statement from the Department of Treasury that a reduction in the applied for Cash Grant is the result of the initial cost basis of the relevant portion of the Phase being less than that stated in the Cash Grant, or (ii) the contemplated reduction in purchase price from any such indemnity would not be inconsistent with the tax basis of the “qualified property” in that Phase stated in a Section 1603 Application or Section 1603 Commencement of Construction Application (prior to approval of that application) or as approved by the Department of Treasury in respect of the Cash Grant actually paid.

24.8    Contractor Lien Indemnity. Contractor shall indemnify, defend, and hold harmless, Owner, Owner-Financing Parties, and the title insurer(s) for Owner-Financing Parties against loss due to the perfection of any “Contractor Liens” with priority greater than that of the liens of the Owner-Financing Parties upon the assets of Owner.

25.    CONFIDENTIAL INFORMATION

25.1    Confidential Information. For purposes of this Agreement, the term “Confidential Information” means proprietary information concerning the business, operations and assets of Owner or Contractor (as the case may be), their respective parent companies, subsidiaries or affiliates (collectively, the “Disclosing Party”) that is clearly marked “Proprietary” or “Confidential” if disclosed in writing, and, if disclosed orally or visually, is communicated to be confidential at the time of disclosure and reduced to a writing marked

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Proprietary” or “Confidential” within a period of thirty (30) days after the initial oral or visual disclosure by the Disclosing Party to the Party receiving the information (“Receiving Party”). Subject to the preceding sentence, Confidential Information may include information or materials prepared in connection with the performance of the Work under this Agreement, or any related subsequent agreement, designs, drawings, specifications, techniques, models, data, documentation, manuals, source code, object code, diagrams, flow charts, research, development, processes, procedures, know-how, manufacturing, development or marketing techniques and materials, development or marketing timetables, strategies and development plans, business plans, customer, supplier or personnel names and other information related to customers, suppliers or personnel, pricing policies and financial information, and other information of a similar nature, whether or not reduced to writing or other tangible form (provided the requirements of the preceding sentence are satisfied), and any other trade secrets. In no event, shall Confidential Information include (a) information known to Receiving Party prior to obtaining the same from Disclosing Party (provided that such knowledge did not involve a breach of confidentiality obligations by any Person from whom such knowledge was directly or indirectly obtained) as reflected by the written records of Receiving Party; (b) information in the public domain at the time of disclosure by Disclosing Party; (c) information obtained by Receiving Party from a third party rightfully in the possession of such information and who did not receive same, directly or indirectly, from Disclosing Party; (d) information approved for public release by express prior written consent of an authorized officer of Disclosing Party; or (e) the materials specifically identified as “Non-Confidential Information” in Exhibit B.

25.2    Use of Confidential Information.

25.2.1    General. Receiving Party hereby agrees that it shall use the Confidential Information for the purposes of this Agreement, the PV Power Plant, and/or the Project. Receiving Party agrees to use the same degree of care Receiving Party uses with respect to its own proprietary or confidential information, which in any event shall result in a reasonable standard of care to prevent unauthorized use or disclosure of the Confidential Information. Except as otherwise provided herein, Receiving Party shall keep confidential and not disclose the Confidential Information. Owner and Contractor shall cause each of their directors, officers, managers, employees, agents, partners, representatives, Subcontractors, successors and permitted assigns to become familiar with, and abide by, the terms of this Section 25.2.

25.2.2    Disclosures Required under Applicable Law. Notwithstanding the provisions of this Section 25.2, Receiving Party may disclose any of the Confidential Information to the extent required by Applicable Law. Prior to making or permitting any such disclosure, Receiving Party shall provide Disclosing Party with prompt Notice of any such requirement so that Disclosing Party (with Receiving Party's assistance, if requested) may seek a protective order or other appropriate remedy. In any such event, the Receiving Party shall use commercially reasonable efforts, at the sole cost and expense of the Disclosing Party, to ensure that all Confidential Information that is so disclosed shall be accorded confidential treatment, to the extent possible, and shall so disclose only that portion of the Confidential Information that is legally required to be disclosed.

25.2.3    Permitted Disclosures. Notwithstanding the foregoing, each party has the right to disclose Confidential Information without the consent of the Disclosing Party; (i) as required by any court or other Governmental Authority, or by any stock exchange on which the shares of any Party are listed; (ii) as required in connection with any government or regulatory filings, including filings with any regulating authorities covering the relevant financial markets; (iii) to its attorneys, accountants, financial advisors or other agents that require such information in connection with their work; (iv) to actual and prospective lenders, investors and other financing sources and their advisors, in each case to the extent necessary or advisable in connection with obtaining financing for the Project or the Work; (v) in connection with an actual or prospective merger or acquisition or similar transaction involving such Party or the parent entity of such Party, (vi) in the case of disclosures by Contractor, the Subcontractors and Suppliers, and (vii) in the case of disclosures by Owner, the Owner's Engineer, the Owner Parent and Affiliate of Owner that acts as operator of the Project. In each of cases (iii) through (vii) above, the Disclosing Party shall obtain from the third party to whom it seeks to disclose or to whom it has disclosed Confidential Information a binding confidentiality undertaking in writing agreeing to keep and use such information in confidence that is substantially similar to the undertakings of the Parties in this Article 25 (provided that no such agreement in writing shall be required from third parties who are in any event bound by legal or professional ethical obligations to maintain such confidentiality).

25.2.4    No Disclosure to Competitors. Notwithstanding anything to the contrary in this Agreement, except as required in the case of an emergency that is life-threatening or that can result in bodily injury. Owner shall not disclose any Confidential Information to any Competitor of SunPower.

25.2.5    Publicity. Notwithstanding anything to the contrary in this Section 25, Contractor shall have the right to utilize general information about the PV Power Plant, including photographs, in its promotional materials and public statements. All contractor usage of general information about the PV Power Plant, including photographs, must indicate that NRG is the owner of the Project and cannot disparage the Project or operation of it.  For a period of ten (10) years following Final Completion, Contractor shall be allowed: (1) to have reasonable room on the single NRG sign at the main entrances to the Project (specifications to be mutually agreed upon) identifying SunPower as the facility supplier and builder, and (2) to access the Site with guests, who shall not be a Competitor of NRG, for promotional purposes, including the taking of photographs, during normal business hours and at other times as are acceptable to Owner and with the Owner's permission. Owner shall have the right to join on any tours by Contractor, including those tours with media, political and community members. Contractor shall request access to the facility by telephone or email to Owner not less than one (1) week prior to any desired visit to the Site. Contractor shall require all Contractor personnel and guests admitted to the Site to observe all applicable safety standards. In addition to the foregoing, for a period of ten (10) years following Final Completion, Owner shall make available to Contractor read-only access to summary data relating to the performance of the PV Power Plant, which data shall only be used for purposes internal to Contractor and shall not otherwise be disclosed to any third parties.

25.2.6    Return of Confidential Information. At any time upon the request of Disclosing Party, Receiving Party shall promptly deliver to Disclosing Party or destroy if so directed by Disclosing Party (with such destruction to be certified by Receiving Party) all documents (and all copies thereof, however stored) furnished to or prepared by Receiving Party that contain Confidential Information; provided, however, that the Receiving Party may retain one copy of such Confidential Information; and provided, further, that all such retained Confidential Information shall be held subject to the terms and conditions of this Agreement.

25.2.7    Termination of Confidentiality. The confidentiality provisions set forth in this Agreement shall remain in full force and effect until the date that is two (2) years after the earlier of (i) the PV Plant Substantial Completion Date or (ii) the termination of this Agreement. After such date, unless otherwise agreed in writing by the Parties, no information previously designated as Confidential Information under this Article 25 shall need to be treated as confidential by the Receiving Party.

25.3    Remedies for Breach of Confidentiality Obligations. The Parties acknowledge that the Confidential Information is valuable and unique, and that damages would be an inadequate remedy for breach of the obligations set forth in this Article 25 and the obligations of each Party under this Article 25 are specifically enforceable. Accordingly, the Parties agree that a breach or threatened breach of this Article 25 by either Party, shall entitle the other Party to seek an injunction preventing such breach, without the necessity of proving damages or posting any bond. Any such relief shall be in addition to, and not in lieu of, monetary damages or any other legal or equitable remedy available to such Party, its direct and indirect parent companies, subsidiaries or Affiliates.

26.    ASSIGNMENT

26.1    Assignment to Other Persons. Except as otherwise provided in this Section 26.1, neither Party may assign or otherwise transfer this Agreement to any third party, without the prior written consent of the other Party. Notwithstanding the foregoing, nothing in this Agreement shall prevent either Party from engaging Affiliates or subcontractors in connection with the performance of its obligations under this Agreement (other than its respective payment obligations). Notwithstanding the foregoing:

(a)    Owner may (i) collaterally assign its rights, title and interest under this Agreement to any Owner Financing Party, or (ii) assign its rights, title and interest under this Agreement in connection with a sale-leaseback or other similar arrangement for the PV Power Plant and, in each case, in connection therewith, Contractor shall execute and deliver any usual and customary consents, customary legal opinions or other customary documents reasonably requested by Owner;
(b)    ***;
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)    Contractor may collaterally assign its rights, title and interest under this Agreement to any Contractor Financing Party, who may further assign such rights, title and interest under this Agreement upon foreclosure and, in connection therewith, Owner shall execute and deliver any usual and customary consents (which shall include customary additional cure periods for the benefit of such Contractor Financing Parties), legal opinions or other documents reasonably requested by Contractor; and
(d)    ***.
(e)    Notwithstanding anything in the foregoing, Owner shall not assign this Agreement or any rights or interests under this Agreement to any Competitor of SunPower.
Any attempted assignment or delegation in violation of this Section 26.1 shall be null and void and shall be ineffective to relieve either Party of its obligations hereunder.
26.2    Indemnitees; Successors and Assigns. Upon any assignment by either Party hereunder, the definition of “Owner Indemnitee” or “Contractor Indemnitee”, as applicable, shall be deemed modified to include the assignor and permitted assignee under such assignment and each of their respective employees, agents, partners, Affiliates, shareholders, officers, directors, members, managers, successors and assigns.

27.    HAZARDOUS MATERIALS

27.1    Use by Contractor. Contractor shall not and shall not permit any of its Subcontractors, directly or indirectly, to permit the manufacture, storage, transmission or presence of any Hazardous Materials on the Site except to the extent that any such Hazardous Material is required for the Work, and Contractor shall not and shall not permit any of its Subcontractors to Release, discharge or otherwise dispose of any Hazardous Materials on the Site, in each case, except in compliance with Applicable Law.

27.2    Remediation by Contractor. Without limiting what may constitute a Change In Law hereunder, Contractor shall conduct and complete all investigations, studies, sampling, testing and remediation of the Site to the extent required for compliance with Applicable Laws in connection with the Release, discharge or presence of Hazardous Materials brought onto or generated at the Site by Contractor or any Subcontractor unless such Release or discharge is caused by Owner, any Person for which Owner is responsible (including Owner's Separate Contractors) or any third party. Contractor shall promptly comply in all respects with all lawful orders and directives of all Governmental Authorities regarding Applicable Laws relating to the use, transportation, storage, handling, presence or Release by Contractor, any Subcontractor or any Person acting on its or their behalf or under its or their control, of any Hazardous Materials brought onto or generated at the Site by Contractor or any Subcontractor, except to the extent any such orders or directives are being contested in good faith by appropriate proceedings in connection with the Work.

27.3    Notice of Hazardous Materials.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)    If Contractor discovers, encounters or is notified of the existence of any contaminated materials or Hazardous Materials at the Site, Contractor shall promptly Notify Owner thereof and restrict access to the area containing such contaminated materials or Hazardous Materials;
(b)    If Contractor discovers, encounters or is notified of any spill or Release of any Hazardous Materials at the Site:
(i)    if Contractor or any Subcontractor has brought such Hazardous Materials onto the Site or generated such Hazardous Materials, Contractor shall promptly remove such Hazardous Materials from the Site and remediate the Site to the extent required for compliance with all Applicable Laws and Applicable Permits (to the extent the Applicable Permits relate to the Work) in each case at Contractor's sole cost and expense, except where such materials were Released or spilled by Owner, its Affiliates or any third party, including Owner's Separate Contractors; and
(ii)    if Contractor or any Subcontractor has brought such Hazardous Materials onto the Site or generated such Hazardous Materials, Contractor shall not be entitled to any extension of time or additional compensation hereunder for any delay or costs incurred by Contractor as a result of the existence of such Hazardous Materials, except where such materials were Released or spilled by Owner, its Affiliates or any third party including Owner's Separate Contractors.
27.4    Pre-Existing Contamination.

27.4.1    Disclosure of Contamination; Duty to Notify. The Environmental Reports contain a description of, and information on, Pre-Existing Contamination on or prior to the Effective Date. Each Party shall Notify the other Party of any Hazardous Materials at or under the Site of which it becomes aware at any time following the Effective Date, which is not identified in the Environmental Reports.

27.4.2    Risk of Pre-Existing Contamination. Contractor hereby acknowledges and agrees that it shall bear the risk arising in relation to any and all Pre-Existing Contamination including in connection with a Release of Pre-Existing Contamination not in accordance with Applicable Law. The presence at or under the Site of any Hazardous Materials not identified in the Environmental Reports prior to the Effective Date and which were not introduced to the Site by Contractor, its Subcontractors or any other Person for whom Contractor is responsible under this Agreement, shall constitute an Excusable Event entitling Contractor to the relief provided pursuant to Section 8.4.

27.4.3    Owner Action. Upon the discovery of any Hazardous Material or other environmental conditions in violation of any Applicable Law or that adversely affects Contractor's ability to perform the Work, Contractor shall (i) promptly take action as appropriate with respect to Work in the affected area and if appropriate or required by Applicable Law, direct its workers and Subcontractors not to remove or further disturb the material or item; (ii) promptly provide Notice to Owner of such discovery; (iii) use commercially reasonable efforts to mitigate the effects of any such discovery on the Site, any property or Person, and the performance of the Work according to the CPM Schedule; and (iv) comply with all Applicable Laws with respect to such discoveries. Other that Pre-Existing Contamination which shall be at Contractor's risk, Owner shall, as it determines is necessary, at Owner's sole expense and risk, arrange for the handling, storage, transportation, treatment or delivery for disposal of such Hazardous Materials.

27.4.4    Contractor Action. Except with respect of Pre-Existing Contamination, if Contractor executes or completes (with the concurrence of Owner Representative) any required governmental forms relating to regulated activities, including any storage, treatment, transportation, handling or disposal of Hazardous Materials, Contractor shall be acting as, and be deemed to have acted as, Owner's agent strictly for such purpose. Contractor shall not be deemed the generator of any such Hazardous Materials nor shall Contractor be deemed to have title to such Hazardous Materials.

28.    NON-PAYMENT CLAIMS

To the extent payment by Owner has been made in accordance with Article 6:

(a)    Contractor shall not directly or indirectly create, incur, assume or suffer to be created by it or any Subcontractor, employee, laborer, materialman or other supplier of goods or services any right of retention, mortgage, pledge, assessment, security interest, lease, advance claim, levy, claim, lien, charge or encumbrance on the Work, the PV Power Plant Hardware, the PV Power Plant or any part thereof or interest therein (each a “Contractor Lien”);
(b)    Contractor shall keep the Work, the PV Power Plant and the PV Power Plant Hardware free of Contractor Liens; and
(c)    Contractor shall promptly bond, pay or discharge, and discharge of record, any liens or other charges which, if unpaid, might be or become a Contractor Lien. Contractor shall Notify Owner as soon as practicable of the assertion of any Contractor Lien.
If any Owner Indemnitee becomes aware of any such Contractor Lien, such Owner Indemnitee may so Notify Contractor, and Contractor shall then, to the extent payment by Owner has been made in accordance with Article 6: (x) bond or satisfy and obtain the release of such Contractor Lien; or (y) defend Owner Indemnitees against any such Contractor Lien and obtain the release of such Contractor Lien. If Contractor does not promptly, and in any event within fifteen (15) days after such Notice, satisfy such Contractor Lien, or give such Owner Indemnitee reasons in writing that are reasonably satisfactory to such Owner Indemnitee for not causing the release of such Contractor Lien, then any Owner Indemnitee shall have the right, at its option, after Notification to Contractor, and subject to Applicable Law, to cause the release of, pay, or settle such Contractor Lien, and Owner at its sole option may: (1) require Contractor to pay, within five (5) days after request by Owner; or (2) withhold such amount from amounts due or to become due to Contractor (in which case Owner shall, if it is not the applicable Owner Indemnitee, pay such amounts directly to Owner Indemnitee causing the release, payment or settlement of such liens or claims), all reasonable and direct costs and expenses incurred by Owner Indemnitee in causing the release of, paying, or settling such Contractor Lien, including administrative costs, reasonable attorneys' fees and other expenses. Contractor shall have the right to contest any such Contractor Lien.
29.    NOTICES AND COMMUNICATIONS

29.1    Requirements. Any Notice made pursuant to the terms and conditions of this Agreement shall be in writing and be: (a) delivered personally; (b) sent by certified mail, return receipt requested; or (c) sent by a recognized overnight mail or courier service, with delivery receipt requested; in each case to the following addresses:

If to Contractor:	SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804
Attention: Projects, Contract Administrator

With a copy to:	SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804
Attention: Jeffrey Dasovitch

If to Owner:	High Plains Ranch II LLC
c/o NRG Solar LLC
1301 McKinney Street; Suite 2300
Houston, Texas 77010
Attn: Director, Procurement

With a copy to:	NRG Energy, Inc.
211 Carnegie Center
Princeton, New Jersey 08540
Attn: General Counsel
29.2    Representatives. Any technical or other communications pertaining to the Work shall be with the Parties' designated representatives. Each Party shall Notify the other in writing of the name of such representatives. The Contractor's Project Manager and the Owner Representative each shall have knowledge of the Work and be available at all reasonable times for consultation. Each Party's representative shall be authorized on behalf of such Party to administer this Agreement, agree upon procedures for coordinating the efforts of the Parties, and, when appropriate, to furnish information to or receive information from the other Party in matters concerning the Work.

29.3    Effective Time. Any Notice or Notification given personally, through overnight mail or through certified letter shall be deemed to have been received on delivery, and any Notice given by express courier service shall be deemed to have been received the next Business Day after the same shall have been delivered to the relevant courier.

30.    LIMITATIONS OF LIABILITY AND REMEDIES

30.1    Consequential Damages. To the extent permitted by Applicable Law, neither Party nor that Party's employees, agents, partners, Affiliates, shareholders, members, directors, officers, managers, successors, assigns and subcontractors shall be liable to any other Party hereto for any loss, damage or other liability otherwise equivalent to or in the nature of any indirect, incidental, consequential, exemplary, punitive or special damages arising from performing or a failure to perform any obligation under this Agreement, whether such liability arises in contract (including breach, indemnity or warranty), tort (including fault, negligence or strict liability), or otherwise, including for any loss of profits, loss of revenue, or loss of use of PV Power Plant Hardware, the PV Power Plant or the Project, downtime costs, increased expense of operation or maintenance of the PV Power Plant Hardware or the PV Power Plant, loss of opportunity or goodwill, cost of purchased or replacement power, equipment or systems, cost of capital, claims of customers for such damages, any governmental fines, penalties or sanctions imposed, subject in each case to the following exclusions:
(a)    liquidated damages payable pursuant to Article 16 of this Agreement;
(b)    termination payments provided for in Section 20.5;
(c)    damages claimed by third parties (other than Owner Indemnitees or Contractor Indemnitees) for which Contractor or Owner has a duty to indemnify hereunder as expressly provided in Article 24, to the extent that they are shown to be consequential in nature;
(d)    subject to limitation set forth in Section 30.3, damages arising out of a breach by a Party of Article 25 but not to exceed *** of the Contract Price.
The subcontractors of each Party shall be entitled to enforce this Section 30.1 as third party beneficiaries of this provision.
30.2    Limitations on Contractor's Liability.

30.2.1    Limitations on Contractor's Liability.

(a)    (Subject to clause (c) and (d) of this Section 30.2.1 and to the provisions of Section 30.2.2, Contractor's aggregate liability for claims by Owner or Owner Indemnitees arising out of or relating to this Agreement will in no event exceed an amount equal to the portions of the Contract Price shown for each period in the following Table:
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Construction Period	Limitation of Liability as Portion of Contract Price
Prior to the Phase Substantial Completion Date for Phase II	***
After the Phase II Substantial Completion Date	***
After the Phase III Substantial Completion Date	***
After the PV Power Plant Substantial Completion Date through the conclusion of all Warranty Periods	***

(b)    The above limits shall not apply to any insured claim to the extent that such claim is covered by insurance proceeds actually received from the insurance required to be maintained under this Agreement.

(c)    The above limits shall not apply to Contractor's indemnity obligations pursuant to Article 24.
(d)    The above limits shall not apply with respect to any willful misconduct or fraud on the part of Contractor.
30.2.2    Maximum Liquidated Damages. Contractor's maximum aggregate liability for liquidated damages under this Agreement will in no event exceed *** of the Contract Price, provided, however, that Contractor's liability for (a) Delay Liquidated Damages shall not exceed *** of the Contract Price and (b) Performance Liquidated Damages shall not exceed *** of the Contract Price.

30.3    Limitation on Owner's Liability. In no event shall Owner's liability pursuant to this Agreement, whether arising in contract, warranty, tort (including strict liability) or otherwise, be greater in the aggregate than the Contract Price; provided, however, that nothing contained in this Section 30.3 or in any other provision of this Agreement shall be construed to limit Owner's liability for: (a) Owner's indemnity obligations pursuant to Article 24; or (b) with respect to any willful misconduct or fraud on the part of Owner. Contractor's sole recourse for

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

any damages or liabilities due to Contractor by Owner pursuant to this Agreement shall be limited to the assets of Owner without recourse individually or collectively to the assets of the members or the Affiliates of Owner, the Owner Financing Parties, if any, or their respective officers, directors, employees or agents of Owner, its members or their Affiliates ***.

31.    DISPUTES

31.1    Dispute Resolution. Any dispute or matter in question between the Parties arising out of or related to this Agreement (a “Dispute”) shall be resolved pursuant to the procedures set forth in this Article 31.

31.2    Referral to Contractor's Project Manager and Owner Representative. Disputes shall first be referred to Owner Representative and Contractor's Project Manager.

31.3    Referral to Authorized Officers. Any Dispute that cannot be resolved between Owner Representative and Contractor's Project Manager within five (5) days after such Dispute arose or, or in the case of payment Disputes, within five (5) days after receipt of a Notice of such Dispute from the affected Party, shall be referred for resolution, by Notice signed by either Owner Representative or Contractor's Project Manager (specifically referencing this Section 31.3), to the officers of the Parties or other authorized representative designated by them, each of which shall have the authority to negotiate and fully resolve the Dispute, neither of which shall be Owner Representative or Contractor's Project Manager (each an “Authorized Officer”). If a Party does not make such a designation, then such Party's Authorized Officer for purposes hereof shall be (i) for Owner, President and CEO, NRG Solar, Inc., and (ii) for Contractor, President, Utility and Power Plants. The Authorized Officers shall meet, either in person or by telephonic conference, within ten (10) days of the delivery of such Notice to attempt in good faith to resolve such Dispute. If the Authorized Officers are unable to resolve such Dispute within thirty (30) days after the Dispute has arisen (the “Discussion Period”), then either Party by Notice to the other Party may submit the Dispute, as applicable, to (i) an Independent Expert in accordance with Section 31.4 or (ii) arbitration in accordance with Section 31.5.

31.4    Independent Expert Resolution. For any Dispute involving Changes where the amount in controversy is less than or equal to *** (“Minor Change Dispute”), the claiming Party shall submit a Notice of the Minor Change Dispute to the other Party together with a proposed Independent Expert. Upon agreement by the Parties as to the selection of the Independent Expert, the Parties shall submit the Minor Change Dispute within fifteen (15) days after the termination of the Discussion Period to the Independent Expert for resolution. If the Parties are unable to agree on the selection of an Independent Expert, then the Minor Change Dispute shall be resolved in accordance with Section 31.5. Resolution of Minor Change Disputes shall be subject to the following, additional requirements and procedures:

(a)    the Notice to the responding Party shall include a description of the Minor Change Dispute, the amount (if any) and/or the schedule relief sought, and the grounds and documents on which the claiming Party relies in seeking to have the Minor Dispute determined in its favor. The responding party, within fifteen (15) days after receipt of such Notice shall deliver to the claiming Party and the Independent Expert a response setting forth any additional matters related to the Minor Change Dispute, the amount (if
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

any) and/or the schedule relief sought, and the grounds and documents on which the responding Party relies in seeking to have the Minor Dispute determined in its favor;
(b)    the Independent Expert shall render his written decision on the Minor Change Dispute as soon as possible, but in any event, no later than twenty (20) days following the submission of the Dispute to the Independent Expert. Such decision shall take into consideration the relevant facts, the terms of this Agreement and Industry Standards. The decision and award of the Independent Expert shall be binding on the Parties and may be entered and enforced in any court provided in Section 31.5(b). The Independent Expert shall provide the Parties with a copy of such decision and award, including a concise written statement of the reasons on which it is based. The Parties shall promptly comply with such decision (which, in the case of an award, shall require the payment of same by the owing Party within ten (10) days following notification of such award); and
(c)    any fees or expenses charged by the Independent Expert in connection with the resolution of a Minor Change Dispute under this Section 31.4 shall be borne equally by Owner and Contractor.
31.5    Arbitration Resolution. Subject to Section 31.4 as it relates to a Minor Change Dispute, all Disputes that are not resolved by the procedures set forth in Sections 31.2 and 31.3, then either Party, without further delay, shall have the right to submit the Dispute to arbitration in accordance with the following procedures:

(a)    the proceedings shall (i) take place in Los Angeles, California; (ii) be conducted in accordance with Construction Industry Rules then in effect of the American Arbitration Association (except to the extent modified by this Section 31.5); (iii) consist of an arbitration panel composed of (x) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by Owner, (y) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by Contractor and (z) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by each of the individuals selected by Owner and Contractor in clauses (x) and (y), respectively;
(b)    any decision or award of the arbitration panel shall be bound by all provisions of this Agreement and the arbitration panel shall have no authority or power to enter an award which is in conflict with any of the provisions of this Agreement. The decision or award must be in writing and must contain a reasoned statement of decision including findings of fact on which it is based. Absent fraud, collusion, mistake or manifest error such findings of fact shall be final. Any decision or award of the arbitration panel may be enforced or confirmed in a court of competent jurisdiction;
(c)    the fees and expenses of the arbitration panel shall be borne equally by Owner and Contractor; and

(d)    any monetary award rendered by the arbitration panel pursuant to this Article 31 shall be due and payable within ten (10) days following such award.
31.6    Continuation of Work During Dispute. Pending the final resolution of any Dispute, Contractor shall proceed with the performance of the Work and its other duties and obligations under this Agreement without diminution of effort, so long as Owner continues to make payments of all undisputed amounts payable by Owner under this Agreement (subject to Owner's rights to dispute payments in accordance with this Agreement).

32.    INTELLECTUAL PROPERTY

32.1    Ownership. Subject to the license rights granted hereunder by Contractor, Contractor shall own and retain all right, title, and interest in and to all Intellectual Property developed, conceived, reduced to practice, or created by Contractor in the performance of the Work under this Agreement or otherwise, or delivered to Owner (including Third Party Intellectual Property) as part of the Work (including as part of the PV Power Plant) (the “Contract Intellectual Property”).

32.2    Irrevocable License. Subject to the terms of this Agreement, Contractor hereby grants and assigns to Owner a non-exclusive, royalty-free, paid-up, irrevocable, transferable to the extent specifically provided in this Section 32.3, perpetual license in and to the Contract Intellectual Property to use, solely in connection with the operation, maintenance, repair, modification, training of personnel, improvement and alteration of the Project and any component thereof (the “License”). The License granted to Owner pursuant to this Section 32.2 is granted only to the extent of Contract Intellectual Property that is included in the PV Power Plant, the Project, the Work or the Contractor Deliverables, including the Required Manuals.

32.3    Transfer and Assignment. The License herein and the tangible and intangible forms of the Contractor Deliverables provided to Owner may be transferred, assigned, or sublicensed to any Person to whom the PV Power Plant is sold, leased, assigned, or otherwise transferred and to any transferee, assignee, and successor in interest of Owner, and may be collaterally assigned to the Owner Financing Parties; provided, however, that the use of such Contract Intellectual Property shall be solely in connection with the operation, maintenance, repair, modification, training of personnel, improvement and alteration of the Project and any component thereof.

32.4    Subcontractor Licenses. With respect to the Third Party Intellectual Property owned or used by Subcontractors in performance of the Work, if the same is not included in the License, Contractor shall procure for Owner an irrevocable, perpetual, nonexclusive, royalty-free, paid-up, transferable to the extent specifically provided in Section 32.3, license to use such Third Party Intellectual Property in connection with the operation, maintenance, repair, modification, training of personnel, improvement and alteration of the Project and any component thereof.

32.5    Non-Exclusive License. Owner hereby grants Contractor a personal, limited, nonexclusive, and nontransferable license to use any proprietary information received from

Owner for the sole purpose of performing the Work. The term of such license shall end upon the earliest of: (i) Final Completion or (ii) termination of this Agreement.

33.    MISCELLANEOUS

33.1    Severability. The invalidity or unenforceability of any portion or provision of this Agreement shall in no way affect the validity or enforceability of any other portion or provision hereof. Any invalid or unenforceable portion or provision shall be deemed severed from this Agreement and the balance of this Agreement shall be construed and enforced as if this Agreement did not contain such invalid or unenforceable portion or provision. If any such provision of this Agreement is so declared invalid, the Parties shall promptly negotiate in good faith new provisions to eliminate such invalidity and to restore this Agreement as near as possible to its original intent and effect (including economic effect).

33.2    Governing Law; Venue; Stipulations. This Agreement shall be governed by the internal laws of the State of California, excluding any of its conflicts of laws provisions that would require the application of the laws of another jurisdiction. WITHOUT LIMITING THE REQUIREMENTS OF SECTION 31 OF THIS AGREEMENT AND TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT, SHALL BE TRIED AND LITIGATED ONLY IN THE COURTS LOCATED IN THE STATE OF CALIFORNIA OR THE STATE OF NEW YORK. THE PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA AND THE STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED.

33.3    Survival of Termination. The provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion or expiration of this Agreement including any express limitations of or releases from liability and the Warranty provisions of Section 18 shall continue as a valid and enforceable obligation (or defense, as applicable) of the applicable Party notwithstanding any such termination, cancellation, completion or expiration.

33.4    No Oral Modification. No oral or written amendment or modification of this Agreement by any officer, agent, member, manager or employee of Contractor or Owner, either before or after execution of this Agreement, shall be of any force or effect unless such amendment or modification is in writing and is signed by a duly authorized representative of the Party to be bound thereby.

33.5    No Waiver. A Party's waiver of any Event of Default, breach or failure to enforce any of the terms, covenants, conditions or other provisions of this Agreement at any time shall not in any way affect, limit, modify or waive that Party's right thereafter to enforce or compel strict compliance with every term, covenant, condition or other provision hereof, any course of dealing or custom of the trade notwithstanding. All waivers must be in writing and signed on behalf of Owner and Contractor in accordance with Section 33.4.

33.6    Review and Approval. Notwithstanding Owner's review or Owner's approval of any items submitted to Owner for review or approval, neither Owner nor any of its representatives or agents reviewing such items, including the Owner's Engineer, shall have any liability for, under or in connection with the items such Person reviews or approves, and Contractor shall remain responsible for the quality and performance of the Work. Owner's review or approval of any items, including the Contractor Deliverables, shall not constitute a waiver of any claim or right that Owner may then or thereafter have against Contractor.

33.7    Third Party Beneficiaries. The provisions of this Agreement are intended for the sole benefit of Owner and Contractor and there are no third-party beneficiaries hereof (other than (i) the Contractor Indemnitees and the Owner Indemnitees; and (ii) the subcontractors of the Parties as set forth in Section 30.1).

33.8    Further Assurances. Owner and Contractor will each use its reasonable efforts to implement the provisions of this Agreement, and for such purpose each, at the reasonable request of the other, will, without further consideration, promptly execute and deliver or cause to be executed and delivered to the other such assistance (including in connection with any financing involving the PV Power Plant by either Party), or assignments, consents or other instruments in addition to those required by this Agreement, in form and substance satisfactory to the other, as the other may reasonably deem necessary or desirable to implement any provision of this Agreement.

33.9    Financing Cooperation. Contractor shall at its own expense provide such cooperation as Owner may reasonably request in connection with obtaining financing from any Owner Financing Party; provided, however, that such cooperation does not adversely affect the rights or increase the duties and obligations of Contractor sunder this Agreement in any material respect. At any time and from time to time during the term of this Agreement, Contractor shall, within ten (10) business days after receipt of a written request by Owner, (x) execute and deliver to Owner and/or the Owner Financing Party, estoppel statements reasonably acceptable to Contractor certifying to its knowledge, without inquiry, whether or not (i) this Agreement is in full force and effect, (ii) any modifications have been made hereto, (iii) whether there exist any defaults hereunder or any disputes hereunder between the Parties, (iv) any events have occurred that would, with the giving of notice or the passage of time, constitute a default hereunder, and (v) all amounts then due and owing hereunder have been paid, (y) execute customary consents in a form reasonably acceptable to Contractor, to Owner's assignment of this Agreement to an Owner Financing Party as collateral security and (z) provide such legal opinions as may reasonably be requested in connection with any collateral assignment and consent. Contractor acknowledges that Owner intends to obtain a United States Department of Energy (the “DOE”) loan guarantee pursuant to Title XVII of the Energy Policy Act of 2005, as amended, in connection with the financing of the Project and, as such, agrees (1) at DOE's request, to include, in any consent, estoppel or opinion delivered under this Section 33.9, provisions affirming Contractor's compliance with all government requirements associated with such a loan guarantee, including without limitation the applicable requirements under the Davis-Bacon Act, the Foreign Corrupt Practices Act, the Patriot Act, and the United States Trading with the Enemy Act, and (2) to timely provide any additional certifications requested by the DOE in connection with such loan guarantee.

33.10    Record Retention. Contractor agrees to retain for a period of four (4) years from the Final Completion Date all material records relating to its performance of the Work or Contractor's warranty obligations herein.

33.11    Binding on Successors. This Agreement shall be binding on the Parties hereto and on their respective successors and permitted assigns.

33.12    Merger of Prior Contracts.

33.12.1 This Agreement supersedes any other agreements, whether written or oral, that may have been made or entered into between Owner and Contractor relating to the PV Power Plant or the Work. This Agreement and the Exhibits attached hereto constitute the entire agreement between the Parties with respect to the engineering, procurement and construction of the PV Power Plant, and there are no other agreements or commitments with respect to the PV Power Plant except as set forth herein and therein.

33.12.2 The Parties intend hereby to effect a novation of the PCA; provided, however, that any and all work performed by Contractor pursuant to the PCA or change orders issued thereunder shall be considered a part of the Work and shall be subject to all Warranties given by Contractor under this Agreement.

33.13    Counterparts. This Agreement may be executed in any number of counterparts, and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each Party shall have received a counterpart by facsimile or electronic mail hereof signed by the other Party. The Parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile or emailed signatures with original copies to follow by mail or courier service.

33.14    Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, default, misrepresentation, or breach in connection with any of the provisions of this Agreement, each Party shall bear its own costs and expenses, including its own attorney's fees, incurred in that action or proceeding.

33.15    Announcements; Publications. Subject to Section 25.2, neither Party shall (either directly or indirectly), and neither Party shall permit any of its Affiliates to, issue or make any press release or similar public announcement with respect to or concerning any matter the subject of, or contemplated by, this Agreement without reasonable prior approval of the other Party, provided, however, that nothing in this Agreement shall prevent either Party from independently making such public disclosure or filing as it determines in good faith is required by Applicable Law.

33.16    Independent Contractor. Contractor is an independent contractor, and nothing contained herein shall be construed as constituting any relationship with Owner other than that of owner and independent contractor, except as expressly provided in this Agreement pursuant to which Owner appoints Contractor as Owner's agent, or as creating any relationship whatsoever between Owner and Contractor's employees. Neither Contractor nor any of its employees is or shall be deemed to be an employee of Owner.

33.17    Audit. With respect to any Change In Work which adjusts the Contract Price by compensating Contractor on a time and materials basis, Contractor shall maintain, in accordance with generally accepted accounting principles consistently applied, records and books of account. Owner, Owner's Engineer, the Owner Financing Parties, if any, and their authorized representatives shall be entitled to inspect and audit such records and books of account during normal business hours and upon reasonable advanced Notice during the course of the Work and for a period of four (4) years after Final Completion, provided, however, that the purpose of any such audit shall be only for verification of such costs, and Contractor shall not be required to keep records of or provide access to those of its costs covered by the fee, allowances, fixed rates, unit prices, lump sum amounts, or of costs which are expressed in terms of percentages of other costs. Contractor shall retain all such records and books of account for a period of at least four (4) years after the Final Completion Date. Audit data shall not be released by the auditor to parties other than Contractor, Owner, Owner's Engineer, and their respective officers, directors, members, managers, employees and agents in connection with any such audit, subject to the provisions of Article 25. If, as a result of any audit conducted pursuant to this Section 33.17, the results of such audit indicate that Contractor received more than the amount to which it was entitled under this Agreement, Contractor shall refund any overpayment to Owner within ten (10) days of a written request therefore. Owner shall be responsible for all costs and expenses of such audit unless a significant overpayment by Owner is discovered, in which case Contractor shall be responsible for such costs and expenses. It is acknowledged and agreed that the audit and inspection rights provided for in this Section or any other obligations on the part of Contractor to provide information to Owner or its affiliates shall not in any event extend to information related to Contractor's or its affiliates' profit margins, earnings or yield related to the Project or the transactions contemplated by this Agreement.

33.18    Independent Engineer. Contractor acknowledges that Owner Financing Parties will engage an Independent Engineer for the purpose of providing to Owner Financing Parties a neutral, third party overview of the Work. Contractor agrees to provide to the Independent Engineer (i) access to the Site and the right inspect the Work, in each case upon reasonable advance notice to Contractor, (ii) attend and observe Performance Acceptance Tests and PV Power Plant Functional Tests, and receive the results thereof, and attend meetings between Contractor and Owner, and (iii) receive copies of proposed Changes in Work, Monthly Progress Reports, Remedial Plans, Notices of Substantial Completion, Notices of Final Completion and Notices of Force Majeure Events. Owner undertakes that, to the extent that the financing documents pursuant to which the Owner Financing Parties extend financing for the Project to Owner require that the Independent Engineer approve, consent to, or otherwise acknowledge any matter arising under this Agreement as a condition to the Owner Financing Parties' funding of any loans or other financial accommodations to Owner, Owner will use its reasonable efforts to ensure that the Independent Engineer so approves or gives its countersignature with respect to such matter, or indicates that it is not willing to do so in relation to such matter within the time specified in this Agreement for Owner to respond in relation to such matter. Notwithstanding anything else to the contrary herein contained, the Independent Engineer shall have no right to direct Contractor or any portion of the Work or to make any Changes in Work.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties hereto have caused this Engineering, Procurement and Construction Agreement to be executed as of the Effective Date.

HIGH PLAINS RANCH II, LLC

By: /s/ Richard Grosdidier
Name: Richard Grosdidier
Title: Vice President

SUNPOWER CORPORATION, SYSTEMS

By: /s/ Howard Wenger
Name: Howard Wenger
Title: President and Chief Executive Officer

Execution Version
EXHIBITS

Exhibit A    The Work
A-1    Contractor's Statement of Work and Plant Specifications
A-2    Owner-Provided Facilities, Services and Information
A-3    Division of Responsibilities Table
Exhibit B    Contractor Deliverables Table
Exhibit C    Permits
C-1    Owner-Acquired Permits
C-2    Contractor-Acquired Permits
C-3    Division of CUP Responsibilities Table (attached separately)
Exhibit D    Site Safety Plan (attached separately)
D-1    Contractor's Safety Program
Exhibit E    Operating Personnel Training Program
Exhibit F    Lien Waiver and Releases
F-1    Conditional Waiver and Release Upon Progress Payment
F-2    Unconditional Waiver and Release Upon Progress Payment
F-3    Conditional Waiver and Release Upon Final Payment
F-4    Unconditional Waiver and Release Upon Final Payment
Exhibit G    Schedule Milestones
Exhibit H    System Testing Process
H-1 Performance Guarantee Test Protocol
H-2 Performance Guarantee Test Calculations
H-3 PPA Phase Capacity Certification Procedure
H-4 PV Power Plant Functional Test Protocol
Exhibit I    Milestone Payment Schedule
I-1 Progress Payment Schedule
I-2 Cumulative Maximum Payment Amounts
Exhibit J    Legal Description of Site
Exhibit K    Site Plan (attached separately)
Exhibit L    Specified Suppliers and Specified Subcontractors
Exhibit M    Commissioning Procedures
Exhibit N    Example Calculation of Holdback Release
Exhibit O    Example Calculations of Liquidated Damages
Exhibit P    ***
Exhibit Q    Environmental Reports
Exhibit R    Module Warranty Terms and Conditions (attached separately)
Exhibit S    Form of Change in Work
Exhibit T    Block Descriptions
Exhibit U    Form of Contractor's Invoice
Exhibit V    Single Line Electrical Drawings (attached separately)
Exhibit W    Quality Assurance Program (attached separately)
Exhibit X    Forms of Completion Certificates
X-1 Block Substantial Completion (Initial and subsequent)
X-2 Phase Substantial Completion

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

X-3 PV Power Plant Substantial Completion
X-4 Final Completion
Exhibit Y    ***
Exhibit Z    Project Labor Agreement (attached separately)
Exhibit Z-1    Assignment and Assumption Agreement (PLA) (attached separately)
Exhibit AA    Davis Bacon Act Requirements
Exhibit BB    Form of Escrow Agreement
Exhibit CC    County Fiscal Agreement (attached separately)
Exhibit DD    Form of Subordination Agreement
Exhibit EE    Form of Materials and Equipment Supply Agreement
Exhibit FF    Contractor Letter of Credit

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A-1
STATEMENT OF WORK AND PLANT SPECIFICATIONS
***
[25 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-1-1
Exhibit A-1
Contractor's Statement of Work

Exhibit A-2
Owner-Provided Facilities, Services AND INFORMATION
***
[2 pages redacted]
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-2-1
Exhibit A-2
Owner-Provided Facilities and Services

EXHIBIT A-3

Division Of Responsibilities Table

***
[2 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-3-1
Exhibit A-3
Division of Responsibilities Table

Exhibit B
CONTRACTOR DELIVERABLES TABLE
This Exhibit B lists the documentation to be provided by Contractor to Owner and/or to others, as specified, in connection with the Work. The documents shall be provided at the times and in the forms set forth in the table.

Type of Document or Data Source	Owner Copies Required		Issued for Construction/ Sequential Revisions Showing Changes	Timing of Delivery
	Electronic Version	Hard Copies
Drawings
Drawing Symbols and Abbreviations Definitions	1			2, 3
Site Plans (work areas on property and detailed layout of work areas, roads, access, buildings)	1			2, 3
Civil Drawings (Site preparation plan, site layout and topography)	1			2, 3
Foundation details	1			2, 3
Grading and Drainage Plans	1			2, 3
Erosion and Sediment Control	1			2, 3
Perimeter fence and other site fence drawings	1			2, 3
Array layouts and shading diagrams	1			2, 3
Structural plans, details and elevations	1			2, 3
Electrical single line Drawings	1			2, 3
Wiring schematics/diagrams	1			2, 3
Power and communication wiring including AC and DC systems	1			2, 3
Series and parallel string wiring drawings	1			2, 3
Grounding Plans	1			2, 3
Loop diagrams and interconnects	1			2, 3
Underground wiring, piping and utility drawings	1			2, 3
Mechanical Drawings (layouts, sections and details)	1			2, 3
PCS enclosure drawings	1			2, 3
Inverter Installation Plans	1			2, 3
Building Architectural Drawings (plans, sections and details)	1			2, 3
Communication Block Diagrams - symbol indexes & typical drawings	1			2, 3
SCADA System Schematics and data transfer protocol	1			2, 3
Instrumentation Drawings (Site Control Center general arrangement drawings, instrument location plans, loop diagrams, interconnects, raceway routing diagrams, control system logic diagrams, SCADA system, fiber optics layouts)	1			2, 3
	1
Specifications
Electrical Specifications for Equipment	1			2, 3
Mechanical Specifications for Equipment	1			2, 3

Exhibit B
Contractor Deliverables Table

Type of Document or Data Source	Owner Copies Required		Issued for Construction/ Sequential Revisions Showing Changes	Timing of Delivery
	Electronic Version	Hard Copies
Material Specifications	1			2, 3
Civil Specifications	1			2, 3
Structural Specifications	1			2, 3
Architectural Specifications	1			2, 3
Instrument Specifications	1			2, 3
Equipment installation specifications for inverters, transformers, and switchgear.	1			2, 3
Project Communication Procedure	1			2, 3
Lists/Sheets
Project Communication List	1			2, 3
Punch List Form	1			per §14.1.6
Equipment data sheets	1			2, 3
Electrical Load List	1			2, 3
I/O lists	1			2, 3
Equipment lists	1			2, 3
Commissioning Spare Parts List (supplied by Contractor)	1			4-BSC
Operating Spare Parts list	1			90 prior to BSC
Operating Spare Parts Price Lists	1			4-BSC

Calculations
Engineering calculations	1	2, 3
PvSyst Model electronic copy	1	2, 3
Short Circuit Study of maximum fault current contribution of the PV Power Plant	1	2, 3
Protective relay settings for upstream device coordination at the point of interconnect	1	2, 3
Grounding Calculations	1	2, 3
Plans, Procedures, Programs and Manuals
Phase Package - Phase 1	1	1, Not less than 1 week prior to Design Review Conference
System designations	1	As per section 14.1.1 of EPC
System Turnover Packages	1	4 - BSC
Commissioning Plan	1	per §14.1.3
Draft O&M Manuals	1	4-BSC
Final O&M Manuals	1	4-PVSC
Training schedule, materials and aids	1	6, per Exhibit E
Project-specific quality control and quality assurance plan and inspection plan and inspection procedures, including witness points	1	per §3.13
Site-specific safety program	1	per §3.12
Commissioning Plan with log sheets, inspection, alignment and test records	1	6, per §14.1.3
Performance Acceptance Test procedures	1	6, per §14.1.3
Procedure for the administration and processing	1	4, per §14.1.3

Exhibit B
Contractor Deliverables Table

of Warranty claims
As-Built Drawings	1	4-8,
Schedules
CPM Schedule	1	6, per §7
Monthly Updated CPM Schedules	1	6, per §7
30-Day Look Ahead Schedules	1	6, per §7
Reports
Weekly Progress Reports of Contractor and Subcontractor (description of prior week's work and plan for current week)	1	6
Monthly Progress Reports of Contractor and Subcontractor (including all deliverables submitted with Monthly Progress Reports)	1	6, per §7.5
Minutes for all weekly meetings	1	6
Accident reports	1	per §3.12.4
Welder coupon test report	1	4-BSC
Pressure test records	1	4-BSC
Job Books, including Record As-Built Drawings and Specifications	1	4-BSC, 8
Certified Performance Test reports	1	4-BSC, 8
Performance Test Reports establishing Substantial Completion	1	6, per §14.2.1

Notices
Engineer non-conformance notices	1	3
Notices for NRG, CAISO, or PG&E	1	3
Notice of intention to commence Performance Acceptance Tests	1	6, per §14.2
Notice of intent to perform examinations, tests and inspections at any off-Site location	1	15 days prior to offsite inspections
Block Substantial Completion	1	§15.4

Filings and Certifications
Permit filings	1	3

Material Documents
Copies of Major Subcontracts (price redacted)	1	7
Warranties from each Subcontractor and Sub-subcontractor	1	4-BSC

Phase 1 Design Package Contents
Array layout w/major equipment locations	1	1
AC single line(s)	1	1
DC single line(s)	1	1
Conceptual PCS layout	1	1
Conceptual grading plan	1	1
Conceptual storm-water plan	1	1
Instrumentation and communication block diagram	1	1
Monitored points list	1	1
Site logistics plan	1	1
Communications block diagram	1	1
Load list and predicted losses	1	1

Exhibit B
Contractor Deliverables Table

Purchase Specifications for:	1	1
Inverter transformer	1	1
PCS	1	1
Inverter	1	1
Medium voltage cable	1	1
SCADA system	1	1
Revenue quality metering	1	1
Data Loggers	1	1
Met Station	1	1
Substation Scope of Work & Design Standards	1	1

Phase 2 Design Package Contents
Array layout w/major equipment locations	1	1
AC single line(s)	1	1
DC single line(s)	1	1
Conceptual PCS layout	1	1
Conceptual grading plan	1	1
Conceptual storm-water plan	1	1
Instrumentation and communication block diagram	1	1
Monitored points list	1	1
Site logistics plan	1	1
Communications block diagram	1	1
Load list and predicted losses	1	1
Purchase Specifications for:	1	1
Inverter transformer	1	1
PCS	1	1
Inverter	1	1
Medium voltage cable	1	1
SCADA system	1	1
Revenue quality metering	1	1
Data Loggers	1	1
Met Station	1	1
	1
Phase 3 Design Package Contents
Array layout w/major equipment locations	1	1
AC single line(s)	1	1
DC single line(s)	1	1
Conceptual PCS layout	1	1
Conceptual grading plan	1	1
Conceptual storm-water plan	1	1
Instrumentation and communication block diagram	1	1
Monitored points list	1	1
Site logistics plan	1	1
Communications block diagram	1	1
Load list and predicted losses	1	1
Purchase Specifications for:	1	1
Inverter transformer	1	1
PCS	1	1
Inverter	1	1
Medium voltage cable	1	1
SCADA system	1	1
B-4
Exhibit B
Contractor Deliverables Table

Revenue quality metering	1	1
Data Loggers	1	1
Met Station	1	1
	1
Phase 4 Design Package Contents
Array layout w/major equipment locations	1	1
AC single line(s)	1	1
DC single line(s)	1	1
Conceptual PCS layout	1	1
Conceptual grading plan	1	1
Conceptual storm-water plan	1	1
Instrumentation and communication block diagram	1	1
Monitored points list	1	1
Site logistics plan	1	1
Communications block diagram	1	1
Load list and predicted losses	1	1
Purchase Specifications for:	1	1
Inverter transformer	1	1
PCS	1	1
Inverter	1	1
Medium voltage cable	1	1
SCADA system	1	1
Revenue quality metering	1	1
Data Loggers	1	1
Met Station	1	1
	1

Timing of Delivery:

1	Included in each Phase Design Package (Phase I submittal prior to NTP; Subsequent phases not less than *** prior to submission to applicable Governmental Authorities.

2	Issued for Construction

3	No later than *** after issuance or release of documents or any revisions

4	By Substantial Completion (BSC = Block SC, PVSC = PV Plant SC)

5	By Final Completion

6	Pursuant to the Agreement

7	Upon request by Owner

8.
Within *** after the commercial operation date of the PV Power Plant, Contractor shall deliver to the Owner “as-built” drawings, and information and documents for the PV Power Plant Interconnection Facilities and the PV Power Plant such as a one-line diagram, a site plan showing the PV Power Plant and the PV Power Plant Interconnection Facilities, plan and elevation drawings showing the layout of the PV Power Plant Interconnection Facilities and the PV Power Plant, a relay functional diagram, relaying AC and DC schematic wiring diagrams and relay settings for all facilities associated with the main step-up transformers connecting the impedances (determined by factory tests) for the associated step-up transformers, specifications for the inverter system, automatic voltage regulator, PV Power Plant control and protection settings, transformer tap settings, and communications.

All final drawings and as-built drawings will be supplied in Native format. Review copies will be supplied in PDF format.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B
Contractor Deliverables Table

EXHIBIT C-1

APPLICABLE PERMITS
Owner shall be responsible for the Applicable Permits under the EPC Agreement, including those listed below, but excluding the Contractor-Acquired Permits set forth in Exhibit C-2:

Permit/Approval	Agency
Conditional Use Permit	San Luis Obispo County
Section 7 Consultation and Federal Endangered Species Act Incidental Take Permit	US Fish & Wildlife
State Endangered Species Act Incidental Take Permit	CA Dept. of Fish & Game
Section 1603 Streambed Alteration Agreement	CA Dept. of Fish & Game
Section 401 Water Quality Certification	Central Coast RWQCB

C-1-1
Exhibit C-1
Owner-Acquired Permits

Exhibit C-2
CONTRACTOR-ACQUIRED PERMITS
Contractor shall acquire and maintain those permits and approvals set forth below:

Permit/Approval	Agency
Air Quality Permit to Operate	As Required
Air Quality Construction Activity Management Plan	As Required
SWPPP	As Required
Post Permit	As Required
Certificate of Occupancy	As Required
Grading Permit	As Required
Building Permits	As Required
Trailer Permit	As Required
***	***
***	***
***	***
***	***
***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

C-2-1
Exhibit C-2-1
Contractor Deliverables Table

Exhibit C-3
DIVISION OF CUP RESPONSIBILITIES TABLE
***
[33 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

C-3-1
Exhibit C-3-1
Division of CUP Responsibilities Table

Exhibit D
SITE SAFETY Plan
***
[630 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

D-1
Exhibit D
Site Safety Plan

Exhibit D-1
CONTRACTOR'S SAFETY PROGRAM

1. GENERAL.
In accordance with Section 3.12 of the EPC Agreement, Contractor shall provide to Owner a safety program specifically designed for the Site (“Safety Program”).
2. INCORPORATION OF CONTRACTOR'S SAFETY PROGRAM INTO EPC AGREEMENT.
Upon Owner's review of the Safety Program, the Contractor's Safety Program shall be deemed final and attached hereto as Exhibit D-1 (the “Contractor's Safety Program”).

D-1-1
Exhibit D-1
Contractor's Safety Program

EXHIBIT E

OPERATOR PERSONNEL TRAINING PROGRAM
1.0    GENERAL

1.1
Site-Specific Training. Contractor shall conduct Site-specific training for Owner's designated Operating Personnel. The complete training course shall be conducted during a standard 8-hour work day and not more that 5 contiguous days. Operating Personnel shall receive classroom instruction, which shall be conducted with appropriate visual aids in an air-conditioned classroom. Such classroom instruction will also be followed by and augmented by in-the-field reinforcement of the instruction topics covered by such classroom instruction. Contractor shall design the training program to provide trainees in each individual discipline to acquire sufficient knowledge to allow them to competently operate, troubleshoot and maintain the PV Power Plant. The Parties shall also allow the entire training course to be videotaped by Owner so that it may be presented to additional Operating Personnel that cannot attend the class. Both Contractor and Owner shall obtain a copy of videotaped training to be used for its exclusive purposes.

Within forty-five (45) days prior to the anticipated commencement of such training, Contractor shall provide a draft copy of the training manuals to Owner. Training manuals shall be updated prior to commencement of the training, if new information is available on revised equipment design.

1.2
Notice and Schedule. Approximately forty-five (45) days prior to the then anticipated Phase 1 Substantial Completion Date, and, again, forty-five (45) days prior to the then anticipated PV Power Plant Substantial Completion, Contractor shall conduct training with complete documentation per section 1.1 of this Exhibit. Ten (10) days prior to each training class, Owner shall provide a list of up to 10 designated Operating Personnel to receive training. A training sign-up sheet shall document attendance of Owner's Operating Personnel and Contractor's instructor(s). Contractor will submit the proposed training schedule, training course outline and training manual for Owner's review.

2.0    SITE-SPECIFIC TRAINING

2.1
Owner Responsibility. Owner shall be responsible for providing training facilities, which present an environment conductive to learning (heat, light, noise level and air conditioned and be furnished with an LCD projector or equivalent screen, white boards, markers and podium. Each student's desk (table) shall afford working space for training

Exhibit E
Operator Personnel Training Program

manuals and the associated C size drawings.

2.2	Contractor Responsibility. Contractor shall be responsible for:

Preparation of all classroom and training materials;

Providing hard and soft copies of training materials in sufficient quantities to allow all participants to have their own set of documents (maximum of 10);

Scheduling and coordination of all classroom-training courses;

Provision of instructions, lesson plans, quizzes, final exams, review, and in the field instruction; and

Preparation of larger-scale drawings of the general arrangements and plot plans for the purpose of orientation and discussion.

3.0    PV SYSTEMS

3.1	Instructors. Contractor shall provide experienced instructors to conduct its training program, which shall consist of classroom sessions bolstered by system walk-downs and examinations.

3.2	Curriculum. The course curriculum shall include design considerations. The following outline of topics to be covered typically includes, but shall not be limited to:

i.	Introduction and Personal Safety

ii.	DC Components of the PV systems

iii.	Major Systems Components (Tracker systems and Inverters)

iv.	AC side of the PV system and Utilities interface

v.	Commissioning and start-up

vi.	SCADA, DAS System and Meteorological System

3.3	Lesson Content and Format. Each training session typically includes the instruction relating to the following categories:

Exhibit E
Safety and Site Security Requirements

Lesson Objectives. The major information the student is expected to learn and retain from the lesson shall be presented. Reference materials utilized in the training session shall be displayed. Listed references shall include page numbers in Required Manuals, diagram and/or drawing numbers, and appropriate procedure of section numbers.

Design Basis and List of References. The design basis and reference documents shall be presented. The student is expected to learn and retain this information from the lesson.

System Overview with Drawings. This session shall include a brief description of the intended use of the system.

Component Description with Supporting Documentation. This session shall include information on the major components in the system. Tables, figures, drawings and design details shall also be provided to a level provided and approved from the manufacture of the equipment.

Principles of Operation, Including Startup and Shutdown Procedures. The various operational modes of the system and related documents shall be presented, including:

A.	Operating philosophy

B.	Startup

C.	Normal operation and maintenance

D.	Normal and emergency shutdown

E.	Recognizing and handling abnormal operating conditions on the critical system components and a list of up to 5 of the most common problems and remedies.

F.	Procedure for replacing broken or damaged PV modules

G.	Introduction of disaster preparation the Emergency Preparedness Plan (EPP)

Walk-downs. Walk-downs shall be conducted to familiarize the students with the physical location and appearance of the equipment and to clarify equipment

E-3
Exhibit E
Safety and Site Security Requirements

features, controls, and displays.

Examinations. Students shall be tested on the material presented in each session. In general, an exam relating to each session of instruction shall be administered to evaluate each student's understanding of the material presented. Such exams typically will be administered at the conclusions of each session of instruction; however, Contractor may combine one or more exams in one or more exams. Training and performance evaluations shall be completed for each student in order to gauge such student's performance and training progress. At the conclusion of training, such records shall be submitted to Owner.

4.0	QUALIFIED AND COMPETENT PERSONNEL

The Contractor's training program will assume that the trainees have some knowledge and experience with the types of systems and equipment to be found in electric power generation.

Exhibit E
Safety and Site Security Requirements

EXHIBIT F-1
FORM OF CONDITIONAL WAIVER AND RELEASE
UPON PROGRESS PAYMENT
California Civil Code §3262
Upon receipt by the undersigned of payments from ____________ (Payor) in the sum of $ _________________ (Payment Amount) payable to ______________________________ (Payee or Payees) and when the Payment Amount has been properly deposited in Payee's bank, this document shall become effective to release any mechanic's lien, stop notice, or bond right the undersigned has on the job of ___________________ (Owner) located at ___________________ (Job Description) to the following extent.
This release covers a progress payment for labor, services, equipment, or material furnished to ____________________ (Payor) through _____________________ (Date) only and does not cover any retentions retained before or after the release date; extras furnished before the release date for which payment has not been received; extras or items furnished after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release unless specifically reserved by the claimant in this release. This release of any mechanic's lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a rescission, abandonment, or breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment, or material covered by this release if that furnished labor, services, equipment, or material was not compensated by the progress payment. Before any recipient of this document relies on it, said party should verify evidence of payment to the undersigned.
Dated: _______________________________    ______________________________
(Company Name)
By ___________________________
Name:
Title

F-1-1
Exhibit F-1
Form of Conditional Lien Waiver and Release
Upon Progress Payment

EXHIBIT F-2
FORM OF UNCONDITIONAL WAIVER AND RELEASE UPON
PROGRESS PAYMENT
The undersigned has been paid and has received a progress payment in the sum of $ ______ for labor, services, equipment, or material furnished to _________________(Payor) on the job of ____________________ (Owner) located at ____________________ (Job Description) and does hereby release any mechanic's lien, stop notice, or bond right that the undersigned has on the above referenced job to the following extent.
This release covers a progress payment for labor, services, equipment, or materials furnished to ____________________ (Payor) through ____________________ (Date) only and does not cover any retentions retained before or after the release date; extras furnished before the release date for which payment has not been received; extras or items furnished after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release unless specifically reserved by the claimant in this release. This release of any mechanic's lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a rescission, abandonment, or breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment, or material covered by this release if that furnished labor, services, equipment, or material was not compensated by the progress payment.
Dated: _______________________________    ______________________________
(Company Name)
By ___________________________
Name:
Title:

NOTICE:
THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL RELEASE FORM.
F-2-1
Exhibit F-2
Form of Unconditional Lien Waiver and Release Upon
Upon Progress Payment

EXHIBIT F-3

FORM OF CONDITIONAL WAIVER
AND RELEASE UPON FINAL PAYMENT
California Civil Code §3262
Upon receipt by the undersigned of a Payment Amount from _______________ in the sum of $ _______ payable to _________________ and when the Payment Amount has been properly deposited in Payee's bank, this document shall become effective to release any mechanic's lien, stop notice, or bond right the undersigned has on the job of __________________________ (Owner) located at ______________________ (Job Description)
This release covers the final payment to the undersigned for all labor, services, equipment, or material furnished on the job, except for disputed claims for additional work in the amount of $ ___________________. Before any recipient of this document relies on it, the party should verify evidence of payment to the undersigned.
Dated: _______________________________    ______________________________
(Company Name)

By ___________________________
Name:
Title:

F-3-1
Exhibit F-3
Form of Conditional Waiver and Release Upon Final Payment

EXHIBIT F-4

FORM OF UNCONDITIONAL WAIVER
AND RELEASE UPON FINAL PAYMENT
The undersigned has been paid in full for all labor, services, equipment, or material furnished to _______________________ (Payor) on the job of ___________________ (Owner) located at _____________________ (Job Description) and does hereby waive and release any right to a mechanic's lien, stop notice, or any right against a labor and material bond on the job, except for disputed claims for extra work in the amount of $ ________.
Dated: _______________________________    __________________________
(Company Name)
By __________________________
Name:
Title:

NOTICE:
THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL RELEASE FORM.
F-4-1
Exhibit F-4
Form of Lien Waiver and Release Upon

Exhibit G
SCHEDULE MILESTONES

Milestone	Date
***	***
***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

G-1
Exhibit G
Milestone Schedule

EXHIBIT H-1

PERFORMANCE GUARANTEE TEST PROTOCOL

***
[7 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

H-1-1
Exhibit H
System Testing Process

EXHIBIT H-2
PERFORMANCE GUARANTEE TEST CALCULATIONS
***
[2 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

H-2-1
Exhibit H-2
Performance Guarantee Test Calculation

EXHIBIT H-3
PPA PHASE CAPACITY CERTIFICATION PROCEDURE

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

H-3-1
Exhibit H-3
PPA Phase Capacity Certification Procedure

EXHIBIT H-4
PV POWER PLANT FUNCTIONAL TEST PROTOCOL

***
[4 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

H-4-1
Exhibit H-4
PV Power Plant Functional Test Protocol

EXHIBIT I-1
PROGRESS PAYMENT SCHEDULE

Activities	Scheduled Completion*	% Value of EPC**
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I-1-1
Exhibit I-1
Progress Payment Schedule

Activities	Scheduled Completion*	% Value of EPC**
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I-1-2
Exhibit I-1
Progress Payment Schedule

Activities	Scheduled Completion*	% Value of EPC**
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***
***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I-1-3
Exhibit I-1
Progress Payment Schedule

EXHIBIT I-2

CUMULATIVE MAXIMUM PAYMENT SCHEDULE

Cumulative Maximum Payment Amounts
End of Month	Payment Amounts*
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

I-2-3
Exhibit I-2
Cumulative Maximum Payment Schedule

Exhibit J

LEGAL DESCRIPTION OF SITE

TRACT 1: MAHINAN, 334033

GOVERNMENT LOT 2 OF THE NORTHWEST QUARTER OF SECTION 3, IN TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THE SURVEY OF SAID LAND RETURNED TO THE GENERAL LAND OFFICE BY THE SURVEYOR GENERAL.

EXCEPTING THEREFROM A 40% INTEREST IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY E. J. STOKES BY DEED RECORDED JUNE 23, 1982 IN BOOK 2414, PAGE 839 OF OFFICIAL RECORDS.

APN: 072-161-006

TRACT 2: TWISSELMAN, 333392

ALL OF SECTION 2, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 528 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON ,SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046563 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-002

TRACT 3: TWISSELMAN, 333391

PARCEL 1:

THE NORTH 1/2 OF THE SOUTHEAST 1/4; THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4; THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 ALL IN SECTION 3, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL.

Exhibit J
Legal Description of Site

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 528 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011,INSTRUMENT NO: 2011046566 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

PARCEL 2:

THE SOUTHWEST 1/4; THE SOUTH 1/2 OF THE NORTHWEST 1/4; THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4; THE NORTH 1/2 OF THE NORTHEAST 1/4; AND THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 3, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, IN DEED RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 528 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046566 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-003

TRACT 4: TWISSELMAN, 333398

THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 12, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, IN DEED RECORDED FEBRUARY

Exhibit J
Legal Description of Site

13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS AS TO THE EAST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 524 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON , SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046570 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-005

TRACT 5: TWISSELMAN, 333400

THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 AND THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 12, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL.

EXCEPTING THEREFROM 1/2 OF ALL MINERAL RIGHTS AS RESERVED BY AMATISTA CORPORATION, AN ARIZONA CORPORATION, BY DEED RECORDED FEBRUARY 23, 1979 IN BOOK 2135, PAGE 107 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046571 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-010

TRACT 6: TWISSELMAN, 333399

THE WEST HALF OF THE EAST HALF, THE EAST HALF OF THE WEST HALF, THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER, THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL ON JUNE 25, 1856.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM ROWLAND W. TWISSELMAN AND CATHERINE A. TWISSELMAN TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046572 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-011

TRACT 7: TWISSELMAN, 333397

Exhibit J
Legal Description of Site

THE SOUTH 1/2 OF THE SOUTH 1/2 AND THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 11, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, IN DEED RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 524 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046574 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-014

TRACT 8: TWISSELMAN, 333394

THE EAST HALF OF SECTION 10, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046577 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-015

Exhibit J
Legal Description of Site

TRACT 9: TWISSELMAN, 333393

THE WEST ONE-HALF ( ½ ) OF SECTION 10, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM ROWLAND W. TWISSELMAN AND CATHERINE A. TWISSELMAN TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046578 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-016

TRACT 10: TWISSELMAN, 333396

THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 11, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORD.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 524 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO:

Exhibit J
Legal Description of Site

2011046581 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-017

TRACT 11: TWISSELMAN, 333395

THE NORTH HALF AND THE NORTH HALF OF THE SOUTHWEST QUARTER ALL IN SECTION 11, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 524 OF OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM ROWLAND W. TWISSELMAN AND CATHERINE A. TWISSELMAN TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046584 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-161-018

TRACT 12: BALOGH, 333401

THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 30 SOUTH, RANGE 20 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS AS TO THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A

Exhibit J
Legal Description of Site

DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046587 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-171-017

TRACT 13: TWISSELMAN, 333406

THE WEST ONE-HALF ( ½ ) OF SECTION 18, TOWNSHIP 30 SOUTH, RANGE 20 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046588 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-171-018

TRACT 14: TWISSELMAN, 333405

THE EAST ONE-THIRD ( 1/3 ) OF THE SOUTH ½ OF THE SOUTHEAST ¼; AND THE NORTH ONE-HALF ( ½ ) OF THE SOUTHEAST ¼ OF SECTION 13, TOWNSHIP 30 SOUTH, RANGE 19 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE SAN LUIS OBISPO COUNTY, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ADELIA O. SPERRY, VANCE CRAIGMILES OSMONT, JR. AKA VANCE CRAIGMIES OSMONT, JR, BETTY OSMONT SPARKS, FORMERLY BETTY OSMONT AND CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO AND VANCE CRAIGMILES OSMONT, JR. AS TRUSTEES UNDER THE LAST WILL AND TESTAMENT OF VANCE CRAIGMILES OSMONT, DECEASED, RECORDED FEBRUARY 13, 1948 IN BOOK 462 PAGE 209 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY AS RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN

Exhibit J
Legal Description of Site

AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM ROWLAND W. TWISSELMAN AND CATHERINE A. TWISSELMAN TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046589 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-221-010

TRACT 15: TWISSELMAN, 333403

THE NORTH ONE-HALF OF THE NORTHEAST QUARTER; IN SECTION 15, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046592 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-221-014

TRACT 16: TWISSELMAN, 333404

THE SOUTH HALF OF THE SOUTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM KENNETH C. TWISSELMAN AND ROSEMARY TWISSELMAN, ET AL, TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046595 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-221-015

TRACT 17: TWISSELMAN, 333402

THE SOUTH HALF OF THE NORTH HALF; THE NORTH HALF OF THE SOUTH HALF; THE NORTH

Exhibit J
Legal Description of Site

HALF OF THE NORTHWEST QUARTER; THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; ALL IN SECTION 15, TOWNSHIP 30 SOUTH, RANGE 19 EAST, M.D.B.&M.

EXCEPTING THEREFROM ALL MINERAL RIGHTS IN AND TO ALL OIL, GAS, MINERAL, COAL, HYDROCARBON, GEOTHERMAL RIGHTS ON THE ABOVE DESCRIBED PROPERTY RESERVED BY ERNEST CHRISTIAN TWISSELMAN, ELEANOR CHRISTINE STILL, HENRY ARTHUR TWISSELMAN, CARL FREDERICK TWISSELMAN, THEODORE FRANKLIN TWISSELMAN AND DOROTHY MARIE TWISSELMAN BY DEED RECORDED NOVEMBER 20, 1952 IN BOOK 685 PAGE 521 OF OFFICIAL RECORDS AND RE-RECORDED NOVEMBER 30, 1953 IN BOOK 735 PAGE 219 OFFICIAL RECORDS.

EXCEPTING AND RESERVING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED AND RESERVED IN THE GRANT DEED FROM GLENN A. MILLER AND MARJORIE A. MILLER TO HIGH PLAINS RANCH IV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, RECORDED ON SEPTEMBER 27, 2011, INSTRUMENT NO: 2011046596 OF OFFICIAL RECORDS OF SAN LUIS OBISPO COUNTY.

APN: 072-221-016

TRACT 18: TWISSELMAN EASEMENT 334143

THE FOLLOWING EASEMENTS ARE APPURTENANT TO "TRACT 3", PARCELS 1 THROUGH 4 AS FURTHER DEFINED AND CREATED BY MEMORANDUM OF EASEMENT RECORDED SEPTEMBER 27, 2011, INSTRUMENT NO. 2011046598.

PARCEL 1: (Gen-Tie 3)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) EQUIPMENT PADS FOR SWITCHING STATION FACILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS; (B) SURFACE AND SUBSURFACE UTILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (C) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 27, THENCE ALONG THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 27, NORTH 01° 25' 09'' EAST 632.34 FEET;
THENCE LEAVING SAID WEST LINE NORTH 36° 50' 59'' EAST 851.27 FEET;
THENCE NORTH 30° 24' 54'' WEST 1579.04 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 27, SAID POINT BEING THE POINT OF BEGINNING;
THENCE NORTH 30° 24' 54'' WEST 173.77 FEET;
THENCE SOUTH 50°44'20" WEST 146.38 FEET;
THENCE NORTH 39°15'40" WEST 120.00 FEET;
THENCE NORTH 50°44'20” EAST 165.05 FEET;

Exhibit J
Legal Description of Site

THENCE NORTH 30°24'54" WEST 75.30 FEET;
THENCE NORTH 50° 43' 52'' EAST 2893.76 FEET;
THENCE SOUTH 88° 54' 08'' EAST 201.20 FEET;
THENCE SOUTH 00° 59' 05'' WEST 156.83 FEET;
THENCE SOUTH 50° 43' 52'' WEST 2731.65 FEET;
THENCE SOUTH 30° 24' 54'' EAST 309.73 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 27;
THENCE ALONG SAID SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 27 NORTH 88° 54' 00'' WEST 293.25 FEET TO THE POINT OF BEGINNING;

PARCEL 2: (Gentie Work area 20)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) EQUIPMENT PADS FOR SWITCHING STATION FACILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS; (B) SURFACE AND SUBSURFACE UTILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (C) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF THE NORTHWEST QUARTER OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTHEAST CORNER OF SAID NORTHWEST QUARTER OF SAID SECTION 27, THENCE ALONG THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 27, NORTH 88°54'00" WEST 207.26 FEET; THENCE NORTH 02°34'08" EAST 49.47 FEET; THENCE NORTH 31°50'39" WEST 666.23 FEET TO THE POINT OF BEGINNING; THENCE NORTH 59°33'21" EAST 62.17 FEET; THENCE NORTH 30°24'51" WEST 170.00 FEET; THENCE SOUTH 59°33'25" WEST 114.42 FEET; THENCE SOUTH 31°50'35" EAST 170.05 FEET; THENCE NORTH 59°33'21" EAST 48.01 FEET TO THE POINT OF BEGINNING.

PARCEL 3: (Access 3)

A NON-EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

ALL THAT PORTION OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 27,
THENCE ALONG THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 27, NORTH 01° 25' 09" EAST 1334.69 FEET TO THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 27;

Exhibit J
Legal Description of Site

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 27, NORTH 88° 50' 31'' WEST 15.16 FEET;
THENCE NORTH 12° 12' 19" WEST 600.06 FEET;
THENCE NORTH 25° 15' 17" WEST 344.49 FEET;
THENCE NORTH 02° 34' 08" EAST 384.05 FEET;
THENCE NORTH 30° 24' 54" WEST 68.14 FEET TO A POINT ON THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 27, SAID POINT BEING THE POINT OF BEGINNING;
THENCE NORTH 30° 24' 54" WEST 370.51 FEET;
THENCE NORTH 31° 51' 37" WEST 1408.07 FEET;
THENCE NORTH 58° 09' 21" EAST 130.00 FEET;
THENCE SOUTH 31° 50' 39" EAST 219.66 FEET;
THENCE NORTH 58° 52' 02" EAST (L1) 26.74 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHWESTERLY WITH A RADIUS OF 475.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE (C1) THROUGH A CENTRAL ANGLE OF 10° 11' 03" AN ARC DISTANCE OF 84.43 FEET;
THENCE NORTH 48° 40' 59" EAST (L2) 236.31 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY WITH A RADIUS OF 525.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE (C2) THROUGH A CENTRAL ANGLE OF 20° 53' 24" AN ARC DISTANCE OF 191.41 FEET;
THENCE NORTH 69° 20' 49" EAST (L3) 127.81 FEET;
THENCE NORTH 74° 49' 37" EAST (L4) 195.77 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 335.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE (C3) THROUGH A CENTRAL ANGLE OF 39°08'58" AN ARC DISTANCE OF 228.90 FEET
THENCE SOUTH 66°01'25" EAST (L5) 613.73 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHERLY WITH A RADIUS OF 115.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE (C4) THROUGH A CENTRAL ANGLE OF 61°18'54" AN ARC DISTANCE OF 123.07 FEET;
THENCE NON TANGENT TO SAID CURVE NORTH 23°10'29" EAST (L6) 283.45 FEET
THENCE NORTH 46°02'32" EAST (L7) 168.98 FEET;
THENCE SOUTH 88°57'28" EAST (L8) 159.93 FEET;
THENCE SOUTH 43°57'28" EAST (L9) 240.00 FEET;
THENCE SOUTH 88°57'28" EAST (L10) 199.31 FEET;
THENCE NORTH 61°02'32" EAST (L11) 377.81 FEET;
THENCE SOUTH 88°54'08" EAST 224.10 FEET;
THENCE SOUTH 11°47'58" EAST 181.87 FEET;
THENCE SOUTH 61°02'32" WEST 420.03 FEET;
THENCE NORTH 88°57'28" WEST (L12) 435.74 FEET;
THENCE NORTH 43°57'28" WEST (L13) 268.28 FEET;'
THENCE NORTH 88°57'28" WEST (L14) 50.11 FEET;
THENCE SOUTH 34°55'55" WEST (L15) 323.67 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A NON TANGENT CURVE CONCAVE NORTHERLY WITH A RADIUS OF 200.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 37°20'19" EAST;
THENCE SOUTHWESTERLY ALONG SAID CURVE (C5) THROUGH A CENTRAL ANGLE OF 61°18'54" AN ARC DISTANCE OF 214.03 FEET;
THENCE NORTH 66°01'25" WEST (L16) 613.73 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 250.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE (C6) THROUGH A CENTRAL ANGLE OF 39°08'58" AN ARC DISTANCE OF 170.82 FEET;
THENCE SOUTH 74°49'37" WEST (L17) 195.77 FEET;
THENCE SOUTH 85°27'01" WEST (L18) 124.79 FEET TO A POINT, SAID POINT BEING THE BEGINNING OF A NON TANGENT CURVE CONCAVE SOUTHEASTERLY WITH A RADIUS OF 475.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 20°25'37" WEST;
THENCE SOUTHWESTERLY ALONG SAID CURVE (C7) THROUGH A CENTRAL ANGLE OF 20° 53' 24" AN ARC DISTANCE OF 173.18 FEET;
THENCE SOUTH 48° 40' 59" WEST (L19) 236.31 FEET TO THE BEGINNING OF A CURVE

Exhibit J
Legal Description of Site

CONCAVE NORTHWESTERLY WITH RADIUS OF 525.00 FEET;
THENCE SOUTHWESTERLY ALONG SAID CURVE (C8) THROUGH A CENTRAL ANGLE OF 10° 11' 03" AN ARC DISTANCE OF 93.32 FEET;
THENCE SOUTH 58° 52' 02" WEST (L20) 26.12 FEET;
THENCE SOUTH 31° 50' 39" EAST 1539.85 FEET;
THENCE SOUTH 02° 34' 08" WEST 49.47 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 27;
THENCE ALONG SAID SOUTH LINE NORTH 88° 54' 00" WEST 132.14 FEET TO THE POINT OF BEGINNING;

PARCEL 4: (Gentie Access 21)

A NON-EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER AND A PORTION OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 27 TOWNSHIP OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHEAST QUARTER OF SAID SECTION 27, THENCE ALONG THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION 27, NORTH 01°25'09" EAST 1654.21 FEET TO A POINT ON THE SOUTH LINE OF THAT "ACCESS 3" EASEMENT DESCRIBED AS PARCEL 3 HEREIN;
THENCE ALONG SAID SOUTH LINE, SOUTH 66°01'25" EAST 409.25 FEET TO THE POINT OF BEGINNING AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE EAST AND HAVING A RADIUS OF 235.00 FEET, TO WHICH A RADIAL LINE BEARS NORTH 69°16'12" WEST; THENCE SOUTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 28°04'50", AN ARC DISTANCE OF 115.17 FEET;
THENCE SOUTH 07°21'02" EAST 301.38 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 65.00 FEET;
THENCE SOUTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 22°42'04", AN ARC DISTANCE OF 25.75 FEET;
THENCE SOUTH 15°21'02" WEST 78.97 FEET;
THENCE SOUTH 74°38'58" EAST 70.00 FEET;
THENCE NORTH 15°21'02" 78.97 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 135.00 FEET;
THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22°42'04" AN ARC DISTANCE OF 53.49 FEET;
THENCE NORTH 07°21'02" WEST 301.38 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE EAST AND HAVING A RADIUS OF 165.00 FEET;
THENCE ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 27°47'44", AN ARC DISTANCE OF 80.05 FEET TO A POINT ON THE SOUTH LINE OF SAID ACCESS 3 EASEMENT, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 200.00 FEET, TO WHICH A RADIAL LINE BEARS SOUTH 13°48'07" WEST; THENCE ALONG SAID CURVE AND SOUTH LINE OF SAID ACCESS 3 EASEMENT, THROUGH A CENTRAL ANGLE OF 10°10'27" AN ARC DISTANCE OF 35.52 FEET;
THENCE CONTINUING ALONG SAID SOUTH LINE NORTH 66°01'25" WEST 34.61 FEET TO THE POINT OF BEGINNING.

Exhibit J
Legal Description of Site

THE FOLLOWING EASEMENTS ARE APPURTENANT TO "TRACT 3", PARCELS 5 AND 6 AS FURTHER DEFINED AND CREATED BY MEMORANDUM OF TAP EASEMENT RECORDED SEPTEMBER 27, 2011, INSTRUMENT NO. 2011046599.

PARCEL 5: (Tap)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) SURFACE AND SUBSURFACE UTILITIES AND TEMPORARY TAP AND SWITCHYARD FACILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (B) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT A FOUND 1 INCH IRON PIPE WITH CAP STAMPED L.S. 5812 MARKING THE NORTHEAST CORNER OF SAID SECTION 27, SAID CORNER BEARS NORTH 01°41'43" EAST 1337.43 FEET FROM A FOUND 1 INCH IRON PIPE WITH CAP STAMPED L.S. 5812 AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 27, PER THE RECORD OF SURVEY FILED MARCH 10, 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, THE LINE BETWEEN THESE TWO POINTS BEING THE “BASIS OF BEARING" OF THIS DESCRIPTION;
THENCE ALONG THE NORTH LINE OF SAID SECTION 27, NORTH 89°00'55" WEST 982.10 FEET;
THENCE SOUTH 20°36'30” EAST 235.26 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 88°55'33" EAST 72.20 FEET;
THENCE SOUTH 00°59'05" WEST 264.02 FEET TO THE NORTHEAST CORNER OF THE "GEN-TIE 3" EASEMENT REFERRED TO AS PARCEL 1 HEREIN;
THENCE ALONG THE NORTHERLY LINE OF SAID EASEMENT AND THE WESTERLY EXTENSION THEREOF,
NORTH 88°54'08" WEST 223.38 FEET;
THENCE NORTH 01°05'52" EAST 263.93 FEET;
THENCE SOUTH 88°55'33" EAST 150.66 FEET TO THE POINT OF BEGINNING.

PARCEL 6: (Tap Access)

A NON-EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY

Exhibit J
Legal Description of Site

RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THAT "ACCESS 3" EASEMENT REFERRED TO AS PARCEL 3 HEREIN, THENCE ALONG SAID NORTH LINE, OF SAID "ACCESS 3" EASEMENT, NORTH 88°54'08" WEST 35.86 FEET TO THE POINT OF BEGINNING, BEING THE BEGINNING OF A NONTANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 228.00 FEET, TO WHICH A RADIAL LINE BEARS SOUTH 34°39'18" WEST;
THENCE NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 61°58'48", AN ARC DISTANCE OF 246.64 FEET TO THE NORTH LINE OF THAT "GEN-TIE 3" EASEMENT" REFERRED AS PARCEL 1 HEREIN;
THENCE ALONG SAID NORTH LINE NORTH 88°54'08" WEST 50.19 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 278.00 FEET, TO WHICH A RADIAL LINE BEARS NORTH 84°21'48" WEST;
THENCE LEAVING SAID NORTH LINE, SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 47°39'10", AN ARC DISTANCE OF 231.21 FEET TO THE NORTHERLY LINE OF SAID "ACCESS 3" EASEMENT;
THEN ALONG SAID NORTHERLY LINE, SOUTH 88°54'08" EAST 76.91 FEET TO THE POINT OF BEGINNING.

APN: 072-121-006 (PORTION)

TRACT 19: TWISSELMAN EASEMENT 334145

THE FOLLOWING EASEMENTS ARE APPURTENANT TO "TRACT 3", PARCELS 1 THROUGH 10 AS FURTHER DEFINED AND CREATED BY MEMORANDUM OF EASEMENT RECORDED SEPTEMBER 27, 2011,INSTRUMENT NO. 2011046597.

PARCEL 1: (Gen-Tie 1)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) SURFACE AND SUBSURFACE UTILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (B) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 34 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 34, SAID POINT BEARS SOUTH 88°40'38" EAST 848.05 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION 34;
THENCE NORTH 27°20'44" WEST 1347.96 FEET;
THENCE NORTH 89°03'13 WEST 207.70 FEET TO THE WEST LINE OF SAID SOUTHEAST QUARTER OF SECTION 34;
THENCE ALONG SAID WEST LINE, NORTH 01°01'00" EAST 1490.60 FEET TO THE NORTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 34;
THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER, SOUTH 88°43'44" EAST

Exhibit J
Legal Description of Site

201.03 FEET;
THENCE SOUTH 00°56'51" WEST 952.96 FEET;
THENCE SOUTH 27°20'44" EAST 1959.36 FEET TO THE SOUTH LINE OF SAID SECTION 34;
THENCE ALONG THE SAID SOUTH LINE, NORTH 88°40'38" WEST 284.93 FEET TO THE POINT OF BEGINNING.

PARCEL 2: (Gen-tie 1A)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) SURFACE AND SUBSURFACE UTILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (B) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTH QUARTER CORNER OF SAID SECTION 27, THENCE ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 27, NORTH 01°25'09" EAST 632.34 FEET;
THENCE NORTH 36°50'59" EAST 851.27 FEET;
THENCE NORTH 30°24'54" WEST 1579.04 FEET TO THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 27;
THENCE ALONG SAID NORTH LINE OF THE SOUTHWEST QUARTER SOUTH 88°54'00" EAST 293.25 FEET;
THENCE SOUTH 30°24'54" EAST 1288.50 FEET;
THENCE NORTH 58°05'04" EAST 248.91 FEET
THENCE SOUTH 53°12'04" EAST 189.81 FEET;
THENCE SOUTH 36°50'59" WEST 1383.95 FEET;
THENCE SOUTH 00°56'51" WEST 472.97 FEET TO THE SOUTH LINE OF SAID SECTION 27;
THENCE ALONG SAID SOUTH LINE OF SECTION 27 NORTH 88°47'02" WEST 197.81 FEET TO THE POINT OF BEGINNING

PARCEL 3: (Access 1)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A STRIP OF LAND OVER A PORTION OF THE SOUTHEAST QUARTER OF SECTION 34 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

Exhibit J
Legal Description of Site

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 34,
THENCE ALONG THE WEST LINE OF THE SAID SOUTHEAST QUARTER OF SECTION 34, NORTH 01° 01' 00" EAST 30.00 FEET TO THE POINT OF BEGINNING;
THENCE CONTINUING ALONG SAID WEST LINE, NORTH 01° 01' 00" EAST 2641.96 FEET TO THE NORTH LINE OF SAID SOUTHEAST QUARTER OF SECTION 34;
THENCE ALONG SAID NORTH LINE, SOUTH 88° 43' 44" EAST 50.00 FEET;
THENCE SOUTH 01° 01' 00" WEST 48.79 FEET;
THENCE SOUTH 00° 04' 37" WEST 2438.48 FEET;
THENCE SOUTH 07° 36' 14" WEST 121.09 FEET;
THENCE SOUTH 10° 24' 48" WEST 35.36 FEET;
THENCE NORTH 88° 40' 38" WEST 70.33 FEET TO THE POINT OF BEGINNING;

PARCEL 4: (Access 1A)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A STRIP OF LAND OVER A PORTION OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTH QUARTER CORNER SAID SECTION 27,
THENCE ALONG THE WEST LINE OF SOUTHEAST QUARTER OF A SAID SECTION 27, NORTH 10° 25' 09" EAST 1334.69 FEET;
THENCE ALONG THE NORTH LINE OF SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 27, NORTH 88° 50' 31" WEST 15.16 FEET;
THENCE NORTH 12° 12' 19" WEST 600.06 FEET;
THENCE NORTH 25° 15' 17" WEST 344.49 FEET;
THENCE NORTH 02° 34' 08" WEST 384.05 FEET;
THENCE NORTH 30° 24' 54" WEST 68.14 FEET TO NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 27;
THENCE ALONG SAID NORTH LINE OF THE SOUTHWEST QUARTER, SOUTH 88° 54' 00" EAST 132.14 FEET;
THENCE SOUTH 02° 34' 08" WEST 343.21 FEET;
THENCE SOUTH 18° 13' 25" EAST 429.87 FEET;
THENCE SOUTH 12° 12' 19" EAST 741.38 FEET;
THENCE SOUTH 01° 25' 09" WEST 555.96 FEET;
THENCE SOUTH 18° 10' 41" EAST 163.98 FEET;
THENCE SOUTH 01° 25' 09" WEST 336.08 FEET;
THENCE TO THE SOUTH LINE OF SAID SECTION 27, SOUTH 29° 02' 13" WEST 172.58 FEET;
THENCE ALONG THE SAID SOUTH LINE OF SECTION 27, NORTH 88° 47' 02" WEST 80.00 FEET TO THE POINT OF BEGINNING.

PARCEL 5: (Gen-Tie Access 18)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

Exhibit J
Legal Description of Site

ALL THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER AND THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 27, THENCE ALONG THE WEST LINE OF SAID NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 27, NORTH 01°25'09" EAST 538.68 FEET;
THENCE NORTH 88°34'51" WEST 58.28 FEET TO A POINT ON THE EAST LINE OF THAT "ACCESS 1A" EASEMENT REFERRED TO AS PARCEL 4 HEREIN, SAID POINT ALSO BEING THE POINT OF BEGINNING;
THENCE LEAVING SAID EAST LINE SOUTH 35°04'41" EAST 38.56 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 87.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 17°15'19", AN ARC DISTANCE OF 26.00 FEET;
THENCE SOUTH 52°20'00" EAST 98.64 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 113.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 11°09'49", AN ARC DISTANCE OF 22.02 FEET;
THENCE SOUTH 41°10'11" EAST 35.69 FEET;
THENCE NORTH 53°20'48" EAST 6.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 238.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE, THROUGH CENTRAL ANGLE OF 69°57'31", AN ARC DISTANCE OF 290.60 FEET;
THENCE SOUTH 56°41'41" EAST 32.33 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 113.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 49°38'50", AN ARC DISTANCE OF 97.92 FEET;
THENCE SOUTH 07°02'51" EAST 97.87 FEET;
THENCE NORTH 82°47'09" EAST 299.93 FEET;
THENCE SOUTH 09°11'17" EAST 36.02 FEET;
THENCE SOUTH 82°47'09" WEST 300.94 FEET TO THE BEGINNING OF A NON TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 87.00 FEET, TO WHICH A RADIAL LINE BEARS SOUTH 77°55'35" WEST;
THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 30°06'31", AN ARC DISTANCE OF 45.72 FEET;
THENCE SOUTH 42°10'56" EAST 207.77 FEET;
THENCE SOUTH 47°49'04" WEST 26.00 FEET;
THENCE NORTH 42°10'56" WEST 207.77 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 113.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 35°08'06", AN ARC DISTANCE OF 69.29 FEET;
THENCE NORTH 07°02'51" WEST 126.25 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST AND HAVING A RADIUS OF 87.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 49°38'50", AN ARC DISTANCE OF 75.39 FEET;
THENCE NORTH 56°41'41" WEST 32.33 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTH AND HAVING A RADIUS OF 212.00 FEET;
THENCE WESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 69°57'31", AN ARC DISTANCE OF 258.85 FEET;
THENCE SOUTH 53°20'48" WEST 30.73 FEET;
THENCE NORTH 41°10'11" WEST 59.72 FEET TO THE BEGINNING OF A CURVE CONCAVE TO

Exhibit J
Legal Description of Site

THE SOUTHWEST AND HAVING A RADIUS OF 87.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 11°09'49", AN ARC DISTANCE OF 16.95 FEET;
THENCE NORTH 52°20'00" WEST 98.64 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 113.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 07°28'52", AN ARC DISTANCE OF 14.75 FEET TO SAID EAST LINE OF ACCESS 1A EASEMENT;
THENCE ALONG SAID EAST LINE NORTH 12°12'19" WEST 62.67 FEET TO THE POINT OF BEGINNING.

PARCEL 6: (Gen-Tie Access 19)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A 26 FOOT WIDE STRIP OF LAND OVER A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER AND THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 27, THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, NORTH 01°25'09" EAST 555.96 FEET;
THENCE LEAVING SAID WEST LINE NORTH 88°34'51" WEST 210.24 FEET TO A POINT ON THE EAST LINE OF THAT "ACCESS 1A" EASEMENT REFERRED TO AS PARCEL 4 HEREIN, SAID POINT ALSO BEING THE POINT OF BEGINNING;
THENCE SOUTH 43°09'12" EAST 130.48 FEET;
THENCE SOUTH 40°12'05"" EAST 159.51 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 200.00 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 01°34'22", AN ARC DISTANCE OF 5.49 FEET;
THENCE SOUTH 41°46'28" EAST 185.08 FEET.

THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED AND SHORTENED TO TERMINATE AT THE EAST LINE OF SAID ACCESS 1A EASEMENT.

PARCEL 7: (Gen-Tie Access 11)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A STRIP OF LAND 26 FEET WIDE OVER A PORTION OF THE SOUTHEAST QUARTER OF SECTION 34 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

Exhibit J
Legal Description of Site

COMMENCING AT THE SOUTH QUARTER OF SECTION 34, THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER OF SAID SECTION 34, NORTH 01°01'00" EAST 471.99 FEET;
THENCE LEAVING SAID WEST LINE SOUTH 89°47'08"EAST 85.27 FEET TO A POINT ON THE
EAST LINE OF THAT "ACCESS 1" EASEMENT REFERRED TO AS PARCEL 3 HEREIN, SAID POINT ALSO BEING THE POINT OF BEGINNING;
THENCE SOUTH 89°47'08" EAST 137.05 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 100.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 65°12'20", AN ARC DISTANCE OF 113.81 FEET;
THENCE NORTH 25°00'32" EAST 429.96 FEET;
THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED AND SHORTENED TO TERMINATE AT THE EAST LINE OF SAID ACCESS 1 EASEMENT.

PARCEL 8: (Gen-Tie Access 10)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A 26 FOOT WIDE STRIP OF LAND OVER A PORTION OF THE SOUTHEAST QUARTER OF SECTION 34 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 34, THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER OF SECTION 34, NORTH 01°01'00" EAST 132.29 FEET;
THENCE SOUTH 79°03'54" EAST 83.52 FEET TO A POINT ON THE EAST LINE OF THAT "ACCESS 1" EASEMENT REFERRED TO AS PARCEL 3 HEREIN, SAID POINT ALSO BEING THE POINT OF BEGINNING;
THENCE SOUTH 79°03'54" 43.15 FEET TO POINT "A";
THENCE SOUTH 79°03'54" EAST 3.91 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTH AND HAVING A RADIUS OF 150.00 FEET;
THENCE EASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 09°40'38" AN ARC DISTANCE OF 25.34 FEET;
THENCE SOUTH 88°44'31" EAST 587.75 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 150.00 FEET;
THENCE NORTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 28°43'20", AN ARC DISTANCE OF 75.20 FEET;
THENCE NORTH 62°32'08" EAST 95.09 FEET.

THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED AND SHORTENED TO TERMINATE AT THE EAST LINE OF SAID ACCESS 1 EASEMENT.

PARCEL 9: (Gen-Tie Access 9)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

Exhibit J
Legal Description of Site

A 26 FOOT WIDE STRIP OF LAND OVER A PORTION OF SECTION 34 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT THE AFOREMENTIONED POINT "A" REFERRED TO IN PARCEL 8;
THENCE SOUTH 10°56'06" WEST 40.58 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE EAST AND HAVING A RADIUS OF 100.00 FEET;
THENCE SOUTHERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 42°40'36", AN ARC DISTANCE OF 74.49 FEET TO THE SOUTH LINE OF SAID SECTION 34;
THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED AND SHORTENED TO TERMINATE AT THE SOUTH LINE OF SAID SECTION 34.

PARCEL 10: (Gen-Tie Access 1B)

A NON EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND/OR GRAVELED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES ON, OVER, ALONG AND THROUGH:

A STRIP OF LAND OVER A PORTION OF SECTION 27 OF TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH 2009 IN BOOK 101, AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTH QUARTER CORNER OF SAID SECTION 27, THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 27, SOUTH 88°47'02” EAST 80.00 FEET TO THE SOUTHEAST CORNER OF THAT ACCESS 1A REFERRED TO AS PARCEL 4 HEREIN, AND THE POINT OF BEGINNING;
THENCE, NORTH 48°46'59” EAST 303.67 FEET;
THENCE, NORTH 42°23°54” EAST 352.97 FEET;
THENCE, NORTH 58°24'22” EAST 300.18 FEET;
THENCE, NORTH 26°26'07” EAST 80.04 FEET;
THENCE, NORTH 16°12'03” WEST 163.28 FEET;
THENCE, NORTH 32°35'06” WEST 261.97 FEET;
THENCE, NORTH 45°34'59” WEST 249.54 FEET;
THENCE, NORTH 34°54'22” WEST 211.44 FEET;
THENCE, NORTH 25°00'31” WEST 289.15 FEET;
THENCE, NORTH 46°42'05” WEST 342.60 FEET TO A POINT ON THE EASTERLY LINE OF ACCESS 1A;
THENCE, ALONG THE EASTERLY LINE OF ACCESS 1A, SOUTH 12°12'19” EAST 127.13 FEET;
THENCE, LEAVING THE EASTERLY OF ACCESS 1A, SOUTH 46°42'05” EAST 154.65 FEET;
THENCE, SOUTH 36°06'00” EAST 133.31 FEET;
THENCE, SOUTH 25°00'31” EAST 333.55 FEET;
THENCE, SOUTH 45°34'59” EAST 357.83 FEET;
THENCE, SOUTH 32°35'06” EAST 215.58 FEET;
THENCE, SOUTH 02°41'31” EAST 174.30 FEET;
THENCE, SOUTH 66°30'24” WEST 118.24 FEET;
THENCE, SOUTH 42°23'54” WEST 412.82 FEET;
THENCE, SOUTH 50°10'27” WEST 218.78 FEET TO A POINT ON THE EASTERLY LINE OF ACCESS 1A;
THENCE, ALONG THE EASTERLY LINE OF ACCESS 1A, SOUTH 01°25'09” WEST 22.80 FEET;
THENCE, CONTINUING ALONG THE EASTERLY LINE OF ACCESS 1A SOUTH 29°02'13” WEST 172.58 FEET TO THE POINT OF BEGINNING.

Exhibit J
Legal Description of Site

APN: 072-121-007 (PORTION)

TRACT 20: FREEBORN 404320

THE FOLLOWING EASEMENTS ARE APPURTENANT TO "TRACT 3" AS FURTHER DEFINED AND
CREATED BY MEMORANDUM OF EASEMENT RECORDED SEPTEMBER 27, 2011, INSTRUMENT NO.2011046602.

PARCEL 1: (GEN-TIE 2)

AN EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING (A) SURFACE AND SUBSURFACE UTILITIES RELATED TO OR NECESSITATED BY HPR'S SYSTEMS LOCATED ON THE DOMINANT ESTATE, WHICH UTILITIES MAY INCLUDE, WITHOUT LIMITATION, ELECTRICAL FACILITIES AND COMPONENTS AND TRANSMISSION LINES, COMMUNICATIONS LINES, TELEPHONE LINES AND FIBER OPTIC LINES AND RELATED FACILITIES; AND (B) ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 29 SOUTH, RANCH 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH, 2009 IN BOOK 101 AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 34, THENCE ALONG THE WEST LINE OF SAID NORTHEAST QUARTER, NORTH 01°01'00” EAST 2671.79 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 34;
THENCE ALONG SAID NORTH LINE, SOUTH 88°47'02” EAST 197.81 FEET;
THENCE SOUTH 00°56'51” WEST 2672.00 FEET TO THE SOUTH LINE OF SAID NORTHEAST QUARTER;
THENCE ALONG SAID SOUTH LINE NORTH 88°43'44” WEST 201.03 FEET TO THE POINT OF BEGINNING.

PARCEL 2: (ACCESS 2)

A NON-EXCLUSIVE EASEMENT FOR CONSTRUCTING, PLACING, OPERATING, MAINTAINING, RECONSTRUCTING, REPLACING, REBUILDING, UPGRADING, REMOVING, INSPECTING, PATROLLING, USING, SUPPORTING, MODIFYING AND/OR REPAIRING ROADS FOR ACCESS, CONSISTING OF PAVED ROADS AND ALL OTHER NECESSARY FIXTURES AND APPURTENANCES, ALL TO BE BUILT OR ALREADY BUILT IN, OVER, UNDER AND UPON THE PRIMARY EASEMENT AREA ON, OVER, UNDER AND THROUGH:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 29 SOUTH, RANGE 19 EAST, MOUNT DIABLO MERIDIAN, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, PER THE RECORD OF SURVEY FILED MARCH 10TH, 2009 IN BOOK 101 AT PAGE 55 OF RECORDS OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTHWEST CORNER OF SAID NORTHEAST QUARTER OF SECTION 34;
THENCE ALONG THE WEST LINE OF SAID NORTHEAST QUARTER, NORTH 01°01'00" EAST 2671.79 FEET TO THE NORTH LINE OF SAID NORTHEAST QUARTER OF SECTION 34;
THENCE ALONG SAID NORTH LINE, SOUTH 88°47'02" EAST 80.00 FEET;
THENCE SOUTH 02°33'42" WEST 927.09 FEET;

Exhibit J
Legal Description of Site

THENCE SOUTH 01°30'33" WEST 1745.01 FEET TO THE SOUTH LINE OF SAID NORTHEAST QUARTER;
THENCE ALONG SAID SOUTH LINE, NORTH 88°43'44" WEST 40.00 FEET TO THE POINT OF BEGINNING.

APN: 072-121-028 (PORTION)

TRACT 21: MARTIN, 448949

LOTS 127 AND 128 IN UNIT 12, CALIFORNIA VALLEY, IN THE COUNTY OF SAN LUIS OBISPO, STATE OF CALIFORNIA, ACCORDING TO MAP RECORDED JANUARY 09, 1961, IN BOOK 11, AT PAGE 21 OF RECORD OF SURVEYS.

EXCEPTING THEREFROM A ONE-HALF (1/2) OF ALL SUB-SURFACE MINERAL RIGHTS, EXCEPT FOR ANY MINERALS WITHIN 100 FEET OF THE SURFACE AND GYPSUM AT ANY DEPTH, AS RESERVED IN THE DEED FROM AMATISTA CORPORATION TO CALIFORNIA GYPSUM COMPANY RECORDED FEBRUARY 27, 1980 AS BOOK 2224 PAGE 1 OF OFFICIAL RECORDS AND RERECORDED JUNE 25, 1980 IN BOOK 2248 PAGE 787 OF OFFICIAL RECORDS.

APN: 084-401-001 (Affects: Lot 127) and 084-401-002 (Affects: Lot 128)

Exhibit J
Legal Description of Site

EXHIBIT K

SITE PLAN

SEE SHEET 2
CALIFORNIA SR 58
GEN-TIE
ARRAY 1
ARRAY 10
ARRAY 2
325' PAVED
PORTION OF ROAD
1,500'
SETBACK
TAP FOR
RO BUILDING
500'
SETBACK
EXISTING
SUNPOWER
WELL #2
BRINE
PONDS
CALIFORNIA SR 58
3,000'
SETBACK
ARRAY 5
SUBSTATION
ARRAY 4
TAP FOR
TEMPORARY
CONSTRUCTION
FACILITY
TEMPORARY
CONSTRUCTION
FACILITY
ARRAY 6
OPERATIONS &
MAINTENANCE
(& TCWAA)
GYPSUM TRAIL
CALIFORNIA SR 58
TAPS FOR
O&M & TCWAA
ARRAY 8
SUNRISE
OVERLOOK
BIEBER ROAD
BAKER RD
BEND RD
BIG BASIN TRAIL
ARRAY 11
ARRAY 9
CAMBRIA RD
BOULDER CREEK RD
BLACKBEAR RD
ARRAY 7
BELMONT TRAIL
BAIRD RD

LEGEND

— — —	PROJECT PARCEL BOUNDARY
	ARRAY BOUNDARY
	FIRE ACCESS ROADS
	OFFSITE ACCESS ROADS
OHD	230 KV OVERHEAD GEN-TIE
OHD	34.5 KV OVERHEAD LINES (SINGLE CIRCUIT) (SHOWN SCHEMATICALLY FOR REFERENCE)
OHD	34.5 KV OVERHEAD LINES (DOUBLE CIRCUIT) (SHOWN SCHEMATICALLY FOR REFERENCE)
— — —	34.5 KV UNDERGROUND LINE (SHOWN SCHEMATICALLY FOR REFERENCE)
R	RISER TO OHD LINES WITH DISCONNECT SWITCH
T	TERMINATION POLE WITHOUT DISCONNECT SWITCH
▯	SWITCH
·	INVERTER PAD
G	GATE LOCATION

NOTE: SITE PLAN – PLOTTED 08/16/2011 FROM FILE "2011-08-17_CVSR MP_EXHIBIT K BASE.DWG"

N

0 500' 1000' 2000'

SCALE: 1"=1000'

IF THE SCALE BAR ABOVE IS NOT TWO INCHES LONG, THIS DRAWING IS NOT TO SCALE

CALIFORNIA VALLEY SOLAR RANCH

NCE NORTH COAST ENGINEERING INC.
CIVIL ENGINEERING · LAND SURVEYING · PROJECT DEVELOPMENT
725 Creston Rd. – Suite B
Paso Robles, CA 93446
(805) 239-3127
(805) 927-8651

THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION. REPRODUCTION, DISCLOSURE, OR USE WITHOUT SPECIFIC WRITTEN AUTHORIZATION OF THE SUNPOWER CORPORATION IS STRICTLY FORBIDDEN.

CALIFORNIA VALLEY SOLAR RANCH

SAN LUIS OBISPO COUNTY, CA.

SITE PLAN

REVISIONS:

REV	DATE	DESCRIPTION

PROJECT	08131
DATE DRAWN	08/17/2011
DRAWN BY	CLB/SKY

0 ½" 1"

IF BAR IS NOT ONE INCH, DRAWING IS NOT TO SCALE

SHEET

EXHIBIT K

1 OF 3

NORTH COAST ENGINEERING INC. copyright © 2011

TEMPORARY TAP
EXISTING 230 KV TRANSMISSION LINE
CALIENTE SWITCHING STATION
EXISTING 115 KV TRANSMISSION LINE
PAVED PORTIONS OF ROAD (LENGTH VARIES)
EXISTING DIRT ACCESS ROAD
250' GEN-TIE EASEMENT
WETLAND B CROSSING
325' PAVED PORTION OF ROAD
CALIFORNIA SR 58
GEN-TIE
ARRAY 1
ARRAY 10
SEE SHEET 1

LEGEND

- PROJECT PARCEL BOUNDARY
- ARRAY BOUNDARY
- FIRE ACCESS ROADS
- SWITCHYARD ACCESS ROAD
- 230 KV OVERHEAD GEN-TIE
- 34.5 KV OVERHEAD LINES (SINGLE CIRCUIT) (SHOWN SCHEMATICALLY FOR REFERENCE)
- 34.5 KV OVERHEAD LINES (DOUBLE CIRCUIT) (SHOWN SCHEMATICALLY FOR REFERENCE)
- 34.5 KV UNDERGROUND LINE (SHOWN SCHEMATICALLY FOR REFERENCE)
- PROPOSED GEN-TIE EASEMENT
- EXISTING TRANSMISSION LINE
- EXISTING DIRT ACCESS ROAD
- CARISSA HWY / CA SR 58
- SWITCH

NOTE: ALL ITEMS NORTH OF CALIFORNIA STATE ROUTE 58 ARE PART OF THE REIMBURSABLE SCOPE OF WORK, EXCEPT FUTURE ARRAY 10, GEN–TIE STRUCTURES, GEN–TIE WORK AREAS, TEMPORARY GUARD STRUCTURE WORK AREAS AND TEMPORARY TAP GRADING & INFRASTRUCTURE.

N

0 500' 1000' 2000'

SCALE: 1"=1000'

IF THE SCALE BAR ABOVE IS NOT TWO INCHES LONG, THIS DRAWING IS NOT TO SCALE

CALIFORNIA VALLEY SOLAR RANCH

NCE NORTH COAST ENGINEERING INC.
CIVIL ENGINEERING · LAND SURVEYING · PROJECT DEVELOPMENT

725 Creston Rd. – Suite B
Paso Robles, CA 93446
(805) 239-3127
(805) 927-8651

THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION. REPRODUCTION, DISCLOSURE, OR USE WITHOUT SPECIFIC WRITTEN AUTHORIZATION OF THE SUNPOWER CORPORATION IS STRICTLY FORBIDDEN.

CALIFORNIA VALLEY SOLAR RANCH
SAN LUIS OBISPO COUNTY, CA.

SITE PLAN

REVISIONS:

REV	DATE	DESCRIPTION

PROJECT	08131
DATE DRAWN	08/17/2011
DRAWN BY	CLB/SKY

0 ½" 1"
IF BAR IS NOT ONE INCH, DRAWING IS NOT TO SCALE

SHEET
EXHIBIT K
2 OF 3

NORTH COAST ENGINEERING INC. copyright © 2011

NEW TOWER
EXISTING 230 KV TRANSMISSION LINE
NEW TOWER
CALIENTE WEST
230KV EASEMENT
3 TEMPORARY
STEEL POLES
TEMP TAP
TIE-LINE
EASEMENT
REMOVE
EXISTING
TOWER
CALIENTE EAST
230KV EASEMENT
ENVIRONMENTALLY
SENSITIVE AREA
TEMPORARY TAP
(NOT A PART OF
REIMBURSABLE SCOPE)
TEMP TAP
EASEMENT
CALIENTE
SWITCHING
STATION
PROPOSED CALIENTE
PARCEL BOUNDARY
4 TEMPORARY WOOD POLES
(NOT A PART OF
REIMBURSABLE SCOPE)
2825
2800
2775
2750
2725
EXISTING 115 KV
TRANSMISSION LINE
ACCESS EASEMENT
250' GEN-TIE
EASEMENT

LEGEND

- APPROXIMATE LIMITS OF GRADING
- (2125) EXISTING CONTOUR
- 2125 PROPOSED FINISH GRADE CONTOUR
- (OHD) EXISTING TRANSMISSION LINE
- INTERCONNECTION LINE
- TUBULAR STEEL POLE
- DOUBLE LATTICE TOWER
- PROPOSED ACCESS ROAD
- PAVED PORTION OF ROAD
- NOT A PART OF REIMBURSABLE SCOPE
- ESA FENCE TO PROTECT ENVIRONMENTALLY SENSITIVE AREA

NOTE: CONTOUR INTERVAL = 1'
(DISPLAYING 5' ONLY)

N

0 500' 1000' 2000'
SCALE: 1"=1000'
IF THE SCALE BAR ABOVE IS NOT TWO INCHES LONG, THIS DRAWING IS NOT TO SCALE

SWITCHYARD
SR 58
N

KEY MAP
(N.T.S.)

NCE NORTH COAST ENGINEERING INC.
CIVIL ENGINEERING · LAND SURVEYING · PROJECT DEVELOPMENT
725 Creston Rd. - Suite B
Paso Robles, CA 93446
(805) 239-3127
(805) 927-8651

THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION. REPRODUCTION, DISCLOSURE, OR USE WITHOUT SPECIFIC WRITTEN AUTHORIZATION OF THE SUNPOWER CORPORATION IS STRICTLY FORBIDDEN.

CALIFORNIA VALLEY SOLAR RANCH

CALIFORNIA VALLEY
SOLAR RANCH
SAN LUIS OBISPO COUNTY, CA.

CALIENTE SWITCHING STATION

REVISIONS:

REV	DATE	DESCRIPTION

PROJECT	08131
DATE DRAWN	08/17/2011
DRAWN BY	CLB/SKY

0 ½" 1"
IF BAR IS NOT ONE INCH, DRAWING IS NOT TO SCALE

SHEET
EXHIBIT K
3 OF 3

NORTH COAST ENGINEERING INC. copyright © 2011

NORTH COAST ENGINEERING INC. copyright © 2011

CAMBRIA RD
ARRAY 9
ARRAY 8
BOULDER CREEK RD
50' PER 11/RS/21
OPERATIONS & MAINTENANCE
TCWAA
SUBSTATION
ARRAY 2
ARRAY 1
HWY 58
60' WIDE PER CO. ROAD FILE #27 AND 35 DEEDS 297
BRINE PONDS
MAIN PROJECT ENTRY
FUTURE ARRAY 10-AS NEEDED
ARRAY 11
BELMONT TRAIL
ARRAY 4
50' PER 11/RS/21
BLACKBEAR RD
GYPSUM TRAIL
ARRAY 5
PROJECT PARCEL BOUNDARY
ARRAY 6
BEIBER RD
ARRAY 7
BEND RD
60' WIDE PER CO. ROAD FILE #27 AND 35 DEEDS 297
BAIRD RD
BAKER RD
HWY 58
N

NOTE: CONCEPTUAL SITE LAYOUT

LEGEND

SYMBOL	DESCRIPTION	WIDTH (FT)	DETAIL PG C3.7
	ARRAY BOUNDARIES		
	FIRE ACCESS ROAD	24'	G1
	FIRE LANE	16'	G2
	OFFSITE ACCESS ROAD	24'	
	HIKING TRAIL	6'	G4
	EXISTING ROADS		

Ⓖ GATE LOCATIONS

0 500' 1000' 2000'

SCALE: 1"=1000'

IF THE SCALE BAR ABOVE IS NOT TWO INCHES LONG, THIS DRAWING IS NOT TO SCALE

CALIFORNIA VALLEY SOLAR RANCH

PROPOSED

CIRCULATION PLAN

DESIGN/DRAWN	CLB/KSB	JOB NUMBER	08131	DATE DRAWN	5/31/2011

REVISIONS

NO.	BY	DATE	DESCRIPTION

NCE NORTH COAST ENGINEERING INC.
CIVIL ENGINEERING LAND SURVEYING PROJECT DEVELOPMENT
725 Creston Rd. - Suite B
Paso Robles, CA 93446
(805) 239-3127
(805) 927-8651

CALIFORNIA VALLEY SOLAR RANCH

C2.0
SHEET 13 OF 28

ROAD SLOPE WILL MATCH EXISTING GROUND CROSS FALL
2' SHOULDER
20'
2' SHOULDER
95% COMPACTION OF SUBGRADE (12" MIN)
8" AGG. BASE

NOTE: ACTUAL SECTION TO BE BASED ON "R" VALUES DETERMINED AT THE TIME OF CONSTRUCTION AND AS DETERMINED BY THE SOILS ENGINEER.

G1 FIRE ACCESS ROAD CROSS SECTION
1"=5'

12'
MATCH EG AT CENTER OF ROAD
8" AGG. BASE
95% COMPACTION OF SUBGRADE (12" MIN)

G3 12' WIDE OVERLOOK / TANK ACCESS ROAD
1"=5'

ROAD SLOPE WILL MATCH EXISTING GROUND CROSS FALL
16'
95% COMPACTION OF SUBGRADE (12" MIN)
8" AGG. BASE

G2 FIRE LANE CROSS SECTION
1"=5'

DAYLIGHT SLOPE
4:1 (TYP.)
2:1 MAX
6'

G4 HIKING TRAIL
1"=5'

2100
2050
10:1 TYP
OPTIONAL STAGING / LAYDOWN AREA
FG
EG

G6 SITE SECTION - OPERATIONS & MAINTENANCE
VERTICAL 1" = 30'
HORIZONTAL 1" = 60'

NORTH COAST ENGINEERING INC. copyright © 2011

CALIFORNIA VALLEY SOLAR RANCH

PROPOSED
GRADING DETAILS

DESIGN/DRAWN CLB/KSB | JOB NUMBER 08131 | DATE DRAWN 5/31/2011

REVISIONS

NO.	BY	DATE	DESCRIPTION

NCE NORTH COAST ENGINEERING INC.
CIVIL ENGINEERING LAND SURVEYING PROJECT DEVELOPMENT
725 Creston Rd. - Suite B
Paso Robles, CA 93446
(805) 239-3127
(805) 927-8651

CALIFORNIA VALLEY SOLAR RANCH

C3.7
SHEET 21 OF 28

EXHIBIT L

SPECIFIED SUPPLIERS AND SPECIFIED SUBCONTRACTORS

The Contractor shall supply a list of Specified Suppliers for each of the categories listed below to the Owner for review and approval.

1. INVERTERS
***
2. TRANSFORMERS
***
3. SUBSTATION COMPONENTS
***
4. SUBCONTRACTORS - PV INSTALLER / ELECTRICAL
***
5. SUBCONTRACTORS - CIVIL / STRUCTURAL
***
6. SUBCONTRACTORS - GRADING
***

7. SUBCONTRACTORS - FENCING
***

8. SUBCONTRACTORS - MEDIUM /HIGH VOLTAGE COMMISSIONING
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

L-1
Exhibit L
Specified Supplies and Specified Subcontractors

CONFIDENTIAL TREATMENT

EXHIBIT M

COMMISSIONING PROCEDURES

1.	PURPOSE AND SCOPE

1.1	Purpose:
The PV Power Plant shall be commissioned in accordance with this policy.

1.3	Contractor shall perform, or cause to be performed, the commissioning services. As such:

1.3.1	The commissioning organization reports to the Project Manager but is separate from the project's construction management group.

1.3.2	The Project Manager retains ultimate authority and responsibility for the project including schedule, scope, budget, punch list close-out and delivery to the customer.

1.3.3	The provisions of Section 14 shall be followed.

2.	RESPONSIBILITIES
Manager of Startup is responsible for functional oversight of commissioning personnel and activities for all projects:
Develop, maintain, and revise commissioning process.
Responsible for the performance of project commissioning team.
Responsible for staffing commissioning teams with personnel trained and proficient on this policy and it's implementing procedures.
Establish and implement a written process for the collection, retention and transmittal of commissioning turnover documents. The turnover documents are to be retained electronically and copied for retention.
Project Startup Manager - responsible for commissioning the project to which assigned.
Issue an approved commissioning plan in accordance with Appendix A.
Ensure commissioning personnel proficient on this policy and procedures (including test procedures) they will be implementing.
Review this policy with the Project Manager and Project Construction Manager.
Ensure the project commissioning team complies with the project safety program, including LOTO procedures.

Exhibit M
Commissioning Procedures

Ensure written test procedures for electrical, functional, operational and performance testing are used for construction and commissioning; test results are reviewed, approved and documented; and test deficiencies are documented and dispositioned.
Determine inspection and retest requirements, and ensure inspection and retesting is performed following the correction of test deficiencies.
Prepare and maintain a resource loaded schedule of commissioning activities and ensure that all commissioning activities are properly integrated into the project schedule.
Report commissioning metrics as specified in the project commissioning plan.
Ensure commissioning books are prepared and maintained during the course of the project, turned over to Owner at the applicable contract milestone and an electronic copy placed in records.
Ensure the reviews, walk downs and tracking list actions are performed.
Select, contract, manage and train subcontractors as needed to perform project commissioning activities. This responsibility includes purchase order creation and approval as well invoice review, approval and tracking.
Develop a commissioning budget and monthly spend plan. Obtain Project Manager approval for the budget and spend plan.
Manage commissioning expenditures within the approved budget.
Establish onsite facilities as needed, including a working office, equipment storage, and vehicles.
Manage the customer relationship as it pertains to commissioning.
Manage the collection, analysis and distribution of commissioning testing results.
Support the development, approval and implementation of performance testing
Submit a written report to the Project Manager describing commissioning activities and status for inclusion in required periodic project reports.
Ensure operator training is developed and delivered as per Exhibit E Operating Personnel Training Program
Project Construction Manager
Review, understand and implement the Construction Manager responsibilities listed in

Exhibit M
Commissioning Procedures

the project commissioning plan.
Submit recommended project commissioning plan changes to the Project Startup Manager and to Owner for review and approval.
Provide a signed system turnover package to the Project Startup Manager informing the Manager the work is ready for commissioning. Format of package shall be developed as part of the Commissioning Plan.
Disposition test deficiencies (commissioning or construction) that require physical rework or correction of documentation/resolution.
Ensure quality control inspections for a system to be commissioned are performed prior to submitting the signed construction system turnover package.
Ensure the construction team, including subcontractors, complies with the lock out, tag out process.
Project Manager/Senior Project Manager
Retain responsibility for the construction quality and ensuring the project is built to design and contract requirements. This responsibility shall not be delegated to the commissioning organization.
Review and approve the project commissioning plan and all revisions thereto.
Ensure the test deficiencies are assigned to either construction or engineering as applicable and that said deficiencies are resolved. Note that when a commissioning test identifies a design deficiency, the Project Manager shall take ownership to manage engineering resources to obtain timely corrective action.
Own the project punch list.
Ensure punch list items are coded whether they must be completed prior to commissioning system or a subsequent project milestone such as substantial completion/provision acceptance and final completion.
Include commissioning tracking list unresolved issues, step 4.9.2, on the project punch list when the project punch list is established.
Ensure project punch list items are completed/corrected in a timely manner.
Send notification to the Project Startup Manager in accordance with the project commissioning plan, when Substantial Completion has been achieved.
Retain responsibility for project closure. Responsibility for project closure shall not be

Exhibit M
Commissioning Procedures

delegated.
OPERATING PROCEDURES AND RESPONSIBILITIES
The Manager of Startup will assign a Project Startup Manager, who has overall responsibility for commissioning the project.
A commissioning plan following the outline in Appendix A shall be written, approved and maintained with revision control.
Project personnel shall be knowledgeable and proficient on this policy, the project commissioning plan, and the procedures (including test procedures) they will be implementing.
All electrical, functional, operational and performance testing shall be performed in accordance with written and approved procedures.
Test results shall be documented, reviewed and approved on forms containing the applicable information listed in Appendix B.
Test deficiencies and their resolution shall be documented.
Project commissioning activities shall be included in the project schedule and progress shall be reported in accordance with the metrics listed in the approved commissioning plan.
Commissioning system turnover packages shall be developed during the course of the project. An electronic copy of the commissioning turnover packages shall be provided to Owner.
Owner O&M representative, shall be provided training using written and approved lesson plans. The lesson plans shall be maintained with revision control and retained in records.
Work should not be turned over to the commissioning team until construction for the system to be commissioned is completed and documentation applicable for the system is provided to the commissioning team as follows:
Construction system turnover form signed by the Project Construction Manager.
Construction testing is completed. See Appendix C for an example of testing and inspection to be performed by construction (the approved list of testing is located in the project commissioning plan).
Quality assurance records provided:

Exhibit M
Commissioning Procedures

Factory acceptance tests
Equipment/material receipt and inspection documents
Equipment storage and storage preventive maintenance records
Equipment vendor manuals
Test records (civil, electrical and mechanical)
Quality Assurance audits and QC inspection reports with documented corrective action taken
Non-conformance reports and documented corrective actions taken.
Red line as-built drawings
RFIs (open and closed)
Open, applicable punchlist items
The following activities shall be performed by the person responsible for commissioning the project prior to accepting a system for commissioning:
Verify the information is in conformance with design and test acceptance criteria requirements. The purpose for the review is to determine the system has been properly constructed and can be safely energized, safely operated and should perform to contract requirements (contract requirements include design requirements).
Perform a walk down of the system to visually observe that what is constructed matches the as-built drawings. Any discrepancies found during the walk down shall be listed on a punch list and coded whether they must be completed prior to commissioning the system or a subsequent project milestone such as substantial completion, provision acceptance, or final completion.
APPENDICES / GENERAL INFORMATION / PROCESS MAP
Appendix A: Project Commissioning Plan
Revision Control
The first approved revision shall be revision 0 with subsequent revision numbers 1, 2, 3, etc.
The header of each page in the plan shall contain the logo, current approved revision number and the effective date for the revision. Effective

Exhibit M
Commissioning Procedures

date means the date the project plan becomes effective for use.
The footer of each page shall contain the name of the person who prepared the current revision, date the revision was prepared, the name of the approvers for the current revision and a date for each approver signature.
The Commissioning Manager shall retain an electronic copy of superseded revisions, but ensure that only the current approved revision, pdf, is available for project, includes commissioning, team use. The pdf file of the current approved revision shall include preparer and approver signatures.
Approvals
The preparer shall submit revision 0 to the following for approval:
Project Startup Manager (the Project Startup Manager may also be the preparer).
Project Manager.
Project Senior Manager.
Owner
Revisions to the Project Commissioning Plan shall follow the same process specified in 8.1.2.1.
The commissioning plan will address the processes, procedures, and methodology to be used for commissioning the project and will contain the following:
Cover page with logo, project title and project number.
Revision log (list the each revision number, each revision effective date, and the changes each revision makes to the commissioning plan).
Table of Contents.
Roles and responsibilities.
Staffing Plan.
Applicable permit requirements for plant operations.
Commissioning walk down check list.
Commissioning system turnover book table of contents.

Exhibit M
Commissioning Procedures

Transmittal process for documents to be provided to the customer.
Contract specific commissioning requirements not already listed.
Punch List administration
Appendix B: Test Result Documentation
Applicability
This appendix is applicable to all testing performed by or for the construction and commissioning organization.
Testing Procedures and Data Records
SunPower Test and Commissioning Procedures (STCPs) and Standard Work Process Procedures (SWPPs) will be used to document test results on the appropriate data record forms. Test form content will include:
Title and revision number of the procedure used to perform the test.
The header of each page in the plan shall contain the logo.
Item being tested, Manufacturer & Model Number
Maintenance and Test Equipment (M&TE) Number
Calibration due date
Test results obtained
Signature of the person performing the test.
Date of test performance.
Signature and date of person reviewing and approving the test results, if required by procedure.
Calibration and control of Measuring and Test Equipment (M&TE) shall be documented per SunPower procedure. M&TE calibration records will include:
Equipment serial number, Manufacturer, Model Number
Calibration Certificates and Procedure Used
Calibration date
Calibration due date

Exhibit M
Commissioning Procedures

Standard to which the instrument was calibrated
Test deficiencies will be documented and dispositioned.
Disposition of each test deficiency:
Accept as is - requires engineering and Owner approval.
Design revision so that test results are now acceptable - requires RFI number.
Correct, inspect, and retest - requires description of corrective action taken, inspection of corrective action (if applicable), and a new test form to document the retest and approval of retest results.
Electronic Data
All data recorded electronically, such as string testing, I-V curve testing, module flash test data, and so on will be recorded and archived in a standard format, and data manipulation (e.g., averaging, filtering), if any, will be documented. The plant performance test report, including all supporting raw, filtered and calculated data will be provided in an electronic format. A final performance test report will be provided in a hard copy format, also.

Exhibit M
Commissioning Procedures

Appendix C: SAMPLE Project Test Inspection Plan

***
[12 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT N

EXAMPLE CALCULATION OF HOLDBACK RELEASE

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

N-1
Exhibit N
Example Calculation of Holdback Release

EXHIBIT O

EXAMPLE CALCULATIONS OF LIQUIDATED DAMAGES

***
[3 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

O-1
Exhibit O
Example Calculations of Liquidated Damages

EXHIBIT P
***
[9 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

P-1
Exhibit P
***

EXHIBIT Q
ENVIRONMENTAL REPORT LIST

***
[4 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT R
MODULE WARRANTY TERMS AND CONDITIONS

***
[2 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

R-1
Exhibit R
Module Warranty Terms and Conditions

EXHIBIT S-1

CHANGE IN WORK FORM
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 17

PROJECT NAME: OWNER: . CONTRACTOR: DATE OF AGREEMENT: ____________, 2010	CHANGE ORDER NUMBER: _________________ DATE OF CHANGE ORDER: __________________

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Adjustment to Contract Price

1.	The original Contract Price was	$
2.	Net change by previously authorized Change Orders (#________)	$
3.	The Contract Price prior to this Change Order was	$
4.	The Contract Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of	$
5.	The new Contract Price including this Change Order will be	$

Adjustment to dates in Project Schedule
The following dates are modified (list all dates per phase as modified; insert N/A if no dates modified):

The Guaranteed Phase______Substantial Completion Date will be (increased)(decreased)(unchanged) by ________ (__) Days.

The Guaranteed Phase_______Substantial Completion Date as of the date of this Change Order therefore is ____________, 20__.

The Guaranteed Final Completion Date will be (increased)(decreased)(unchanged) by ________ (__) Days.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is ____________, 20__.

(attach additional documentation if necessary)

Impact on Payment Progress Payment Schedule (include revised Progress Payment Schedule):

Impact on Minimum Performance Criteria and Performance Guarantees:

Impact on Design Basis:

Other impacts to liability or obligation of Contractor or Owner under the Agreement:

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

S-1
Exhibit S
Change in Work Form

Owner	Owner

Name	Name

Title	Title

Date of Signing	Date of Signing

S-1-2
Exhibit S-1.1
Contractor's Personnel Labor Rates

EXHIBIT S-2

UNILATERAL CHANGE ORDER FORM
(for use when only Owner executes the Change Order pursuant to Section 17)

PROJECT NAME OWNER CONTRACTOR: DATE OF AGREEMENT: ______________, 2010	CHANGE ORDER NUMBER: _________________ DATE OF CHANGE ORDER: __________________

You are hereby directed to make the following change(s) in this Agreement: (attach additional documentation if necessary)

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 17 of the Agreement.

When signed by Owner and received and accepted by Contractor, this document becomes effective IMMEDIATELY as a unilateral Change Order, and Contractor shall commence with the performance of the change(s) described above within three (3) Business Days of its receipt unless another time is expressly stated above. This Change Order is signed by Owner's duly authorized representative.

Owner	Owner

Name	Name

Title	Title

Date of Signing	Date of Signing

S-2-1
Exhibit S-2
Unilateral Change Order Form

EXHIBIT S-3

CONTRACTOR'S CHANGE ORDER REQUEST FORM

PROJECT NAME: OWNER: CONTRACTOR: DATE OF AGREEMENT: ______________, 2010	CHANGE ORDER REQUEST NUMBER: ________ DATE OF CHANGE ORDER REQUEST: ________

Contractor proposes the following change(s) in the Agreement: (attach additional documentation, if necessary)

Detailed Reasons for Proposed Change(s) (provide detailed reasons for the proposed change, and attach all supporting documentation required under the Agreement)

Proposed Adjustments to Agreement (attach additional documentation, if necessary)
Contract Price Adjustment:
Guaranteed Phase Substantial Completion Date Adjustment:
Guaranteed Final Completion Date Adjustment:
Adjustment to Progress Payment Schedule:
Adjustment to Minimum Performance Criteria and Performance Guarantees:
Adjustment to Design Basis:
Other adjustments to liability or obligations of Contractor or Owner under the Agreement:
This request for Change Order is signed by Contractor's duly authorized representative.

Owner	Owner

Name	Name

Title	Title

Date of Signing	Date of Signing

S-3-1
Exhibit S-3
Contractor's Change Order Request Form

EXHIBIT S-4

PRICING FOR CHANGE ORDERS

This Exhibit S-4 (including the attached Exhibit S-1.1) shall be used: (i) by Contractor to develop its proposed adjustment to the Contract Price for a proposed Change Order submitted by Owner in accordance with Section 17.2 of the Agreement; (ii) by the Parties to determine the amount of compensation to which Contractor is entitled with respect to an unilateral Change Order executed by Owner in accordance with Section 17.2 of the Agreement; or (iii) by Contractor to develop its proposed adjustment to the Contract Price for any request for a proposed Change Order made by Contractor in accordance with Section 17.3 of the Agreement.

1.
Contractor's Labor: The labor rates listed in Exhibit S-1.1 are all inclusive and include, among other things, wages and salaries paid to employees, holidays, vacation, sick leave, hospitalization and medical insurance, life insurance, payroll taxes, retirement and incentive programs, computer hardware and software, local communications, reproduction. Contractor shall be entitled to a total of a *** markup on top of published rates in Exhibit S-1.1.

2.
Contractor's Equipment: If a Change Order results in Contractor's performance of changed Work at the Site utilizing Contractor's Equipment, the all-inclusive rates listed in Exhibit S-2.2 shall be used.

3.
Subcontracted Work: If a Change Order will be performed in whole or part by a Subcontractor, Contractor shall be entitled to a total of a *** markup of the Subcontract amount for such changed Work. All Subcontracts for changed Work shall be on a lump sum basis and competitively bid, except where otherwise approved by Owner. If such changed Work performed by a Subcontractor is on a time and material basis, the man-hour rates for such Work shall be reasonable based on the location and type of Work performed by such Subcontractor.

4.	Purchased Equipment: If a Change Order results in Contractor's purchase of Equipment, Contractor shall be entitled to a total of a *** markup on the actual cost of the Equipment.

5
Travel Expenses: If a Change Order results in Contractor incurring travel expenses necessary to the performance of the changed Work such travel expenses are reimbursable at the actual cost for such travel expenses.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

S-4-1
Exhibit S-4
Pricing for Change Orders

EXHIBIT S-1.1

CONTRACTOR'S PERSONNEL LABOR RATES

SUNPOWER 2011 RATE SCHEDULE
Hourly Labor Rates
Job Title	Normal	Overtime	Holiday
Senior Project Manager	***	***	***
Project Manager	***	***	***
Design Engineer	***	***	***
CAD Operator	***	***	***
EE/Mechanical Engineer	***	***	***
Construction Manager	***	***	***
Administrative Assistant	***	***	***
Principals / Officers	***	***	***
* Rates for future years will be adjusted from 2011 prices by CPI

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

S-1.1-1
Exhibit S-1.1
Contractor's Personnel Labor Rates

EXHIBIT T

BLOCK DESCRIPTIONS
As of 8/24/11

Commissioning Blocks (and Guaranteed Capacity)- MW AC						Commissioning Blocks - MW DC
Date	Phase 1	Phase II	Phase III	Phase IV	Cum. Total	Phase 1	Phases II	Phases III	Phases IV	Cum. Total
	(HPR II-POD 1)	(HPR II-POD 2)	(HPR II-POD 3)	(HPR III)		(HPR II-POD 1)	(HPR II-POD 2)	(HPR II-POD 3)	(HPR III)
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

T-1
Exhibit T
Block Descriptions

Note: Capacity values for Blocks subject to change based on final design, provided Phase and PV Power Plant capacity totals remain unchanged, and provided further that Block capacity value shall not change more than ***MW AC.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

T-2
Exhibit T
Block Descriptions

EXHIBIT U

FORM OF CONTRACTOR'S INVOICE

PROJECT NAME: CONTRACTOR: DATE OF AGREEMENT: ___________, 201__	INVOICE NUMBER: ___________ DATE OF INVOICE: _________________, 201__

This Invoice is for a monthly progress payment for Work performed during the period from _______________, 201__ to ____________________, 201__ (“Current Date”).

Contractor hereby makes application for payment to Owner as shown below in connection with the above referenced Agreement between the Parties.

1.	Original Contract Price (Section 5.1 of Agreement)	US$
2.	Net change by Change Orders (except for Owner Directives) (Exhibit I)	US$
3.	Contract Price to date (Line 1 + Line 2)	US$
4.	Total amounts to date from monthly Progress Payment Schedule (Exhibit I)	US$
5.	Total amounts to date on Owner Directives (Exhibit I)	US$
6.	Less previous Invoices (Line 7 from prior Invoice)	US$
7.	Current Month total amount (Line 4 less Line 5)	US$
8.	Carryover amount from previous invoice in excess of the Cumulative Maximum Amounts (Exhibit I) (Line 12 from prior Invoice)	US$
9.	Total amount through the date of this Invoice (Line 7 + Line 8)	US$
10.	Cumulative Maximum Amounts allowed as of the date of this Invoice (per Exhibit I of the Agreement)	US$
11.	Current Payment Due (the lesser of Line 9 and Line 10 less Line 6)	US$
12.	Amount in excess of the Cumulative Maximum Amounts to be carried over to the next Invoice (Line 9 less Line 10)	US$
13.	Balance of Contract Price remaining (Line 3 less Lines 4 & 5)	US$

Contractor certifies to Owner, First American Title Insurance Company and Stewart Title Guaranty Company that (i) the Work described in or relating to this Invoice has been performed and supplied in full accordance with the Agreement, (ii) the referenced Work for which payments is requested is complete (iii) Contractor is entitled to payment of the amount set forth as “Current Payment Due” in this Invoice, and such Current Payment Due constitutes in full all amounts due and owing as of the Current Date, (iv) the Work and any portion thereof described in or relating to this Invoice and all previous invoices are free and clear of all Contractor Liens, except such Contractor Liens as are permitted under the Agreement, through the date of this Invoice, (iv) all Subcontractors have been paid the monies due and payable for Work performed in connection with the Project (except for any amounts owed such Subcontractors for Work billed under this Invoice), (v) as required by the Agreement, fully completed and executed lien waivers from Contractor and from all Major Subcontractors (referring to Bechtel and its “Major Subcontractors” as defined the Bechtel Subcontract, with respect to all work under the Bechtel Subcontract, and to all other “Major Subcontractors” as defined in this Agreement, with respect to work not under the Bechtel Subcontract) are attached to this Invoice, (vi) attached to this Invoice is all documentation supporting Contractor's request for payment as required under the Agreement, with written documentation of payments by the Contractor during this Invoice period to any Subcontractor(s) being paid directly by Contractor; (vii) a certification from Bechtel, substantially in the form attached as Exhibit U to the Bechtel Subcontract (a “Subcontractor Exhibit U Certification”); (viii) a Subcontractor Exhibit U Certification from each Major Subcontractor (as defined above) with respect to work not under the Bechtel Subcontract, other than the following Subcontractors whose existing Subcontracts do not require them to deliver Subcontractor Exhibit U Certifications: Beta Engineering, Hyundai, ENGEO, Fluor and North Coast Engineering; (ix) attached to this Invoice is a spreadsheet accurately summarizing the status of payments for the Contractor and all Major Subcontractors (as defined above) being paid directly by the Contractor and mechanics's lien waivers for the Contractor and all Major Subcontractors (as defined above), and (x) this Invoice is signed by an authorized representative of Contractor.

CONTRACTOR Signed: _________________________

U-1
Exhibit U
Form of Contractor's Invoice

Name: __________________________ Title: ___________________________ Date: _____________________, 201__

PV Power Plant

INVOICE NUMBER ______                    INVOICE DATE _____________, 201___

OWNER APPROVAL

AMOUNT APPROVED by Owner for Payment: US$_________________________________

OWNER
Signed: _________________________
Name: __________________________
Title: ___________________________
Date: _____________________, 200__

The AMOUNT APPROVED by Owner is without prejudice to any rights of Owner under the Agreement.

Explanation is listed below or attached if the AMOUNT APPROVED is less than the amount requested by Contractor under this Invoice:

V-2
Exhibit U
Form of Contractor's Invoice

EXHIBIT V

SINGLE LINE ELECTRICAL DRAWINGS

Document Number	Revision Number	Title
B552-E100	5	California Valley Solar Ranch Project 230/34.5 kV Main Substation SunPower Corporation One-Line Diagram
B552-E110	3	California Valley Solar Ranch Project 230 kV CVSR Tap Switching Station SunPower Corporation One-Line Diagram
E-1.0	A	California Valley Solar Ranch Array 1. Typical 1.52 MW Oasis DC & Eqpt Pad Single Line Diagram
E-1.0	A	California Valley Solar Ranch Array 2 (Serengeti). Typical 1MW Serengeti DC & Equip. Pad Single Line Diagram
25692-000-E1-0000-00001	C	Single Line Diagram Phase 1
25692-000-E1-0000-00002	C	Single Line Diagram Phase 2
25692-000-E1-0000-00003	B	Single Line Diagram Phase 3 - Sheet 1
25692-000-E1-0000-00004	B	Single Line Diagram Phase 3 - Sheet 2
25692-000-E1-0000-00005	C	Single Line Diagram Phase 4
SC4.1-1	A	SCADA Block Diagram Control Room and Switching Station
SC4.1-2	A	SCADA Block Diagram Generalized

V-1
Exhibit V
Single Line Electrical Drawings

EXHIBIT W

QUALITY ASSURANCE PROGRAM

***
[7 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

W-1
Exhibit W
Quality Assurance Program

Exhibit X-1
Form of Initial Block Substantial Completion Certificate
DATE: ________________
1.    Contractor has delivered this Initial Block Substantial Completion Certificate completed, except for signature by Owner, to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner (the “Agreement”), dated as of ______________.
2.    Contractor certifies and represents to Owner that the following statements are true with respect to the initial Block of the PV Power Plant as of the date of delivery hereof to Owner:

a.	The initial Block has achieved Mechanical Completion;

a.	All Systems supporting the initial Block have been completed and accepted by Owner in accordance with Section 14.1;

b.	The Interconnection Facilities have been completed to such a point so as to permit the Block Substantial Completion Tests for the initial Block to be conducted;

c.	The Block Substantial Completion Tests for the initial Block have been Successfully Run;

d.	Owner has received all Contractor Deliverables required to be delivered in connection with the initial Block Substantial Completion;

e.	The Punch List for the initial Block has been prepared in accordance with Section 14.1.6;

f.	Contractor has delivered the applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to the initial Block;

g.	All training of Operating Personnel in accordance with the Agreement is complete; and

h.	Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of the initial Block in accordance with Applicable Law.

[SIGNATURE PAGE FOLLOWS]

X-1
Exhibit X
Form of Initial Block Signature Completion Certificate

The person signing below is authorized to submit this Initial Block Substantial Completion Certificate to Owner for and on behalf of Contractor.
Contractor
By: ____________________________
Name: ____________________________
Title: ____________________________
Owner agrees that Block Substantial Completion has been achieved with respect to the initial Block of the PV Power Plant as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the PV Power Plant or its performance.
Owner
By: ____________________________
Name: ____________________________
Title: ____________________________
Date: ____________________________

This form must be signed by the person authorized to sign this Certificate of Initial Block Substantial Completion for and on behalf of Owner.

X-2
Exhibit X-1
Form of Initial Block Substantial Completion Certificate

Exhibit X-1a
Form of Block Substantial Completion Certificate
DATE: ________________
1.    Contractor has delivered this Block Substantial Completion Certificate completed, except for signature by Owner, to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner (the “Agreement”), dated as of ______________.
2.    Contractor certifies and represents to Owner that the following statements are true with respect to Block __ of the PV Power Plant as of the date of delivery hereof to Owner:

a.	The Block has achieved Mechanical Completion;

b.	All Systems supporting the Block have been completed and accepted by Owner in accordance with Section 14.1;

c.
The Interconnection Facilities have been completed to such a point so as to permit the Block Substantial Completion Tests for the Block to be conducted and the Block to be operated in conjunction with all other Blocks that previously achieved Block Substantial Completion;

d.	The Block Substantial Completion Tests for the Block have been Successfully Run;

e.	Owner has received all Contractor Deliverables required to be delivered in connection with the Block Substantial Completion;

f.	The Punch List for the Block has been prepared in accordance with Section 14.1.6;

g.	Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of the Block in accordance with Applicable Law; and

h.	Contractor has delivered all applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to the Block.

[SIGNATURE PAGE FOLLOWS]

X-1a-1
Exhibit X-1a
Form of Initial Block Substantial Completion Certificate

The person signing below is authorized to submit this Initial Block Substantial Completion Certificate to Owner for and on behalf of Contractor.
Contractor
By: ____________________________
Name: ____________________________
Title: ____________________________
Owner agrees that Block Substantial Completion has been achieved with respect to the Block __ of the PV Power Plant as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the PV Power Plant or its performance.
Owner
By: ____________________________
Name: ____________________________
Title: ____________________________
Date: ____________________________

This form must be signed by the person authorized to sign this Certificate of Block Substantial Completion for and on behalf of Owner.

X-1a-2
Exhibit X-1a
Form of Initial Block Substantial Completion Certificate

Exhibit X-2
Form of Phase Substantial Completion Certificate
DATE: ________________
1.    Contractor has delivered this Phase Substantial Completion Certificate completed, except for signature by Owner, to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner (the “Agreement”), dated as of ______________.
2.    Contractor certifies and represents to Owner that the following statements are true with respect to Phase __ of the PV Power Plant as of the date of delivery hereof to Owner:

a.
With respect to Phase 1, all of the conditions set forth in Section 15.1.1 have been satisfied (or have been waived by Owner), and, with respect to all Phases other than Phase 1, all of the conditions set forth in Section 15.1.2 have been satisfied (or have been waived by Owner) with respect to each of the Blocks comprising the Phase (including that all of the Blocks comprising such Phase have achieved Substantial Completion);

b.	The Substantial Completion Tests for the Phase have been Successfully Run and Minimum Performance Guarantee for the Phase has been achieved;

c.	Except with respect to Phase 1, Owner has received all Contractor Deliverables (if any) required to be delivered in connection with the Phase Substantial Completion Date;

d.	All undisputed Delay Liquidated Damages with respect to the Phase then due and payable, if any, pursuant to Article 15 have been paid; and

e.	All undisputed Performance Liquidated Damages with respect to the Phase that are due and payable, if any, pursuant to Article 15 have been paid.

[SIGNATURE PAGE FOLLOWS]
X-2-1
Exhibit X-2
Form of Phase Substantial Completion Certificate

The person signing below is authorized to submit this Phase Substantial Completion Certificate to Owner for and on behalf of Contractor.
Contractor
By: ____________________________
Name: ____________________________
Title: ____________________________
Owner agrees that Phase Substantial Completion has been achieved with respect to the Phase __ of the PV Power Plant as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the PV Power Plant or its performance.
Owner
By: ____________________________
Name: ____________________________
Title: ____________________________
Date: ____________________________

This form must be signed by the person authorized to sign this Certificate of Phase Substantial Completion for and on behalf of Owner.
X-2-2
Exhibit X-2
Form of Phase Substantial Completion Certificate

Exhibit X-3
Form of PV Power Plant Substantial Completion Certificate
DATE: ________________
1.    Contractor has delivered this PV Power Plant Substantial Completion Certificate completed, except for signature by Owner, to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner (the “Agreement”), dated as of ______________.
2.    Contractor certifies and represents to Owner that the following statements are true with respect to the PV Power Plant as of the date of delivery hereof to Owner:

a.	Each Phase has achieved Phase Substantial Completion;

b.
Substation completion has been achieved and all of the Work comprising electrical works required to provide an integrated electrical system from the point of interconnection to each individual Block with the requirements of the Agreement, and Contractor has delivered to Owner copies of all test reports and electrical schematics relating thereto required under the Agreement;

c.	All civil works constituting a part of the Work are complete and meet the requirements of the Agreement;

d.	The PV Power Plant Substantial Completion Tests for the PV Power Plant Substantial Completion have been Successfully Run and the PV Power Plant has achieved the Minimum Performance Guarantee;

e.	Owner has received all Contractor Deliverables (if any) required to be delivered in connection with the PV Power Plant Substantial Completion Date;

f.	Contractor shall have delivered all applicable Waiver and Release Forms required to be delivered pursuant to Section 6.3(b) with respect to the PV Power Plant and all Work; and

g.
Contractor has obtained, and Owner has received copies of, all Contractor Acquired Permits necessary for the commencement and ongoing operation of the PV Power Plant in accordance with Applicable Law and otherwise required to be obtained by Contractor as of such time, the Contractor Acquired Permits are in full force and effect, and Contractor has completed all requirements under each Contractor Acquired Permit required to be completed, subject to any final Punch List items.

[SIGNATURE PAGE FOLLOWS]
X-3-1
Exhibit X-3
Form of PV Power Plant Substantial Completion Certificate

The person signing below is authorized to submit this PV Power Plant Substantial Completion Certificate to Owner for and on behalf of Contractor.
Contractor
By: ____________________________
Name: ____________________________
Title: ____________________________
Owner agrees that PV Power Plant Substantial Completion has been achieved as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the PV Power Plant or its performance.
Owner
By: ____________________________
Name: ____________________________
Title: ____________________________
Date: ____________________________

This form must be signed by the person authorized to sign this Certificate of PV Power Plant Substantial Completion for and on behalf of Owner.
X-3-2
Exhibit X-4
Form of Final Completion Certificate

Exhibit X-4
Form of Final Completion Certificate
DATE: ________________
1.    Contractor has delivered this Final Completion Certificate completed, except for signature by Owner, to Owner's duly authorized representative on the above date. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in that certain Engineering, Procurement and Construction Agreement between Contractor and Owner (the “Agreement”), dated as of ______________.
2.    Contractor certifies and represents to Owner that the following statements are true with respect to the PV Power Plant as of the date of delivery hereof to Owner:

a.	Substantial Completion for each Phase comprising the PV Power Plant has been achieved;

b.	Contractor has completed all items on each Punch List (except such items that remain the subject of a Dispute) related to the Blocks and Phases, as applicable, comprising the PV Power Plant;

c.
All Contractor's and Subcontractors' personnel (except any personnel that is to perform operational services pursuant to a separate operation and maintenance contract, if any) have left the Site, and all surplus materials, waste materials, rubbish and construction facilities other than those to which Owner holds title have been removed from the Site, and any permanent facilities used by Contractor and the Site have been restored to the same condition that such permanent facilities and the Site were in on the date Work commenced hereunder, ordinary wear and tear excepted;

d.	Upon Final Payment, Contractor shall have delivered the applicable Waiver and Release Forms contemplated by Section 6.7; and

e.	Owner has received all Contractor Deliverables in relation to the PV Power Plant as set forth on the Contractor Deliverables Table.

[SIGNATURE PAGE FOLLOWS]
X-4-1
Exhibit X-4
Form of Final Completion Certificate

The person signing below is authorized to submit this Final Completion Certificate to Owner for and on behalf of Contractor.
Contractor
By: ____________________________
Name: ____________________________
Title: ____________________________
Owner agrees that Final Completion has been achieved with respect to the PV Power Plant as set forth herein. This certificate was received by Owner on the date first written above and is effective as of such date. By execution of this certificate, Owner does not waive any right it may have under the Agreement with respect to the PV Power Plant or its performance.
Owner
By: ____________________________
Name: ____________________________
Title: ____________________________
Date: ____________________________

This form must be signed by the person authorized to sign this Certificate of Final Completion for and on behalf of Owner.
X-4-2
Exhibit X-4
Form of Final Completion Certificate

EXHIBIT Y

***
[10 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Y-1
Exhibit Y
***

EXHIBIT Z

PROJECT LABOR AGREEMENT

***
[33 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Z-1
Exhibit Z
***

EXHIBIT Z-1

ASSIGNMENT OF PLA

***
[3 pages redacted]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Z-1-1
Exhibit Z-1
Assignment of PLA

EXHIBIT AA

DAVIS BACON ACT REQUIREMENTS

(a)
Definitions. For purposes of this Exhibit AA, and as required by subparagraph (b)(8) below of this Exhibit AA, the definitions set forth in Section 5.2 of title 29 of the Code of Federal Regulations (CFR) are incorporated by reference herein, some of which are set forth below, except to the extent modified below, in addition to certain newly defined terms set forth below for purposes of Davis-Bacon Act compliance under Section 1705 of Title XVII:

(1)“Construction, prosecution, completion, or repair” or “performance of the Project” means the following:
(1)    All Work, including Work at a facility which is deemed a part of the site of the work by laborers and mechanics employed by Contractor or any Subcontractor, including without limitation-
(i)    Altering, remodeling, installation (where appropriate) on the site of the work of items fabricated off-site;
(ii)    Painting and decorating;
(iii)    Manufacturing or furnishing of materials, articles, supplies or equipment on the site of the work (or, under the United States Housing Act of 1937; the Housing Act of 1949; and the Native American Housing Assistance and Self-Determination Act of 1996 in the construction or development of the Project);
(iv)    (A) Transportation between the site of the work and a facility which is dedicated to the Work and deemed a part of the site of the work; and
     (B) Transportation of portion(s) of the Work between a site where a significant portion of such Work is constructed, which is a part of the site of the work, and the physical place or places where the Work will remain.
(2)     Except as provided in paragraph (j)(1)(iv)(A) of 29 CFR 5.2, the transportation of materials or supplies to or from the site of the work by employees of the Contractor or any Subcontractor is not “construction, prosecution, completion, or repair.”
(2)“Contracting officer” means the individual, a duly appointed successor, or authorized representative who is designated and authorized to enter into contracts on behalf of the Federal agency or any representative designated by DOE to the Owner from time to time for purposes of Davis-Bacon Act compliance.
(3)“Laborer or mechanic” includes at least those workers whose duties are manual or physical in nature (including those workers who use tools or who are performing the work of a trade), as distinguished from mental or managerial. The term laborer or mechanic includes apprentices, trainees, and helpers. The term does not apply to workers whose duties are primarily administrative, executive, or clerical, rather than manual. Persons employed in a bona

Exhibit AA
Davis Bacon Act Requirements

fide executive, administrative, or professional capacity as defined in part 541 of title 29 of the Code of Federal Regulations are not deemed to be laborers or mechanics. Working foremen who devote more than 20 percent of their time during a workweek to mechanic or laborer duties, and who do not meet the criteria of part 541, are laborers and mechanics for the time so spent.

(4)“Loan Guarantee Agreement” means that certain Loan Guarantee Agreement among High Plains Ranch II, LLC, NRG Solar CVSR Holdings LLC, U.S. Department of Energy, and Midland Loan Services, Inc. dated [________].

(5)	“Site of the work” means:
(i)        The Site; and any other site where a significant portion of the Work is constructed, provided that such site is established specifically for the performance of such Work;
(ii)        Except as provided in subparagraph (a)(4)(iii) of this Exhibit AA, job headquarters, tool yards, batch plants, borrow pits, etc., provided they are dedicated exclusively, or nearly so, to performance of this Agreement or the Project, and provided they are adjacent or virtually adjacent to the site of the work as defined in subparagraph (a)(4)(i) of this Exhibit AA;
(iii)        Not included in the site of the work are permanent home offices, branch plant establishments, fabrication plants, tool yards, etc., of Contractor whose location and continuance in operation are determined wholly without regard to a particular Federal or federally assisted contract, such as the Loan Guarantee Agreement, or the Project. In addition, fabrication plants, batch plants, borrow pits, job headquarters, tool yards, etc., of a commercial or material supplier, which are established by a Supplier before opening of bids and not on the site of the work as stated in subparagraph (a)(4)(i) of this Exhibit AA, are not included in the site of the work. Such permanent, previously established facilities are not part of the site of the work, even where the operations for a period of time may be dedicated exclusively, or nearly so, to the performance of this Agreement.
(6)    “Wage determination” includes the original decision and any subsequent decisions modifying, superseding, correcting, or otherwise changing the provisions of the original decision. The application of the wage determination shall be in accordance with the provisions of Sec. 1.6 of title 29 of the CFR.
(b)    (1)     Minimum wages.
(i)    All laborers and mechanics employed or working on the site of the work, will be paid unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto as Exhibit AA-1 and made a part hereof, regardless of any contractual relationship which may be alleged to exist between Contractor and such laborers and mechanics.

Exhibit AA
Davis Bacon Act Requirements

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of subparagraph (b)(1)(iv) of this Exhibit AA; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in paragraph (b)(4) below. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein; provided, that the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under subparagraph (b)(1)(ii) of this Exhibit AA) and the Davis-Bacon poster (WH-1321) shall be posted at all times by Contractor at the site of the work in a prominent and accessible place where it can be easily seen by the workers.
(ii)    (A)     The contracting officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the this Agreement shall be classified in conformance with the wage determination. The contracting officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:
(1)     The work to be performed by the classification requested is not performed by a classification in the wage determination; and
(2)     The classification is utilized in the area by the construction industry; and
(3)     The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.
(B)     If Contractor, the laborers and mechanics to be employed in the classification (if known), or their representatives, and the contracting officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the contracting officer to the Administrator of the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.
(C)     In the event Contractor, the laborers or mechanics to be employed in the classification or their representatives, and the contracting officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the contracting officer shall refer the questions, including the views of all interested parties and the recommendation of the contracting officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination

Exhibit AA
Davis Bacon Act Requirements

within thirty (30) days of receipt and so advise the contracting officer or will notify the contracting officer within such 30-day period that additional time is necessary.
(D)     The wage rate (including fringe benefits where appropriate) determined pursuant to subparagraphs (b)(1)(ii) (B) or (C) of this Exhibit AA, shall be paid to all workers performing Work in the classification under this Agreement from the first day on which work is performed in the classification.
(iii)    Whenever the minimum wage rate prescribed in this Agreement for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.
(iv)    If Contractor does not make payments to a trustee or other third person, Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program; provided, that the Secretary of Labor has found, upon the written request of Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require Owner to require Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.
(2) Withholding. Contractor shall upon its own action or upon written request of Owner withhold or cause to be withheld so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed or working on the site of the work the full amount of wages required by this Agreement. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work, all or part of the required wages, Owner may, after written notice to Contractor take such action as may be necessary to cause the suspension of any further disbursement to Contractor until such violations have ceased, it being understood that any such suspension shall not affect disbursements that have been disbursed prior to the date of such suspension and remain outstanding as of such date.
(3) Payrolls and basic records.
(i)    Payrolls and basic records relating thereto shall be maintained by Contractor during the course of the Work and preserved for a period of three (3) years thereafter for all of its laborers and mechanics employed or working at the site of the work. Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in

Exhibit AA
Davis Bacon Act Requirements

providing such benefits. If Contractor employs apprentices or trainees under approved programs, each shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.
(ii)    (A) Contractor shall submit weekly for each week in which any Work is performed a copy of all payrolls to Owner. Contractor is responsible for the submission of copies of payrolls by all Subcontractors of all tiers. Unless otherwise directed by DOE, Owner shall submit weekly for each week in which any Work is performed a copy of all of its payrolls, as well as all payrolls of Contractor and any Subcontractors, to the DOE contracting officer. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under subparagraph (b)(3)(i) of this Exhibit AA, except that full social security numbers and home addresses shall not be included on weekly transmittals. Instead the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee's social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. Owner is responsible for the submission of copies of its own payrolls and the payrolls of Contractor and all Subcontractors, in each case, to the extent each employs laborers and mechanics in the performance of the Project. Contractor is responsible for the submission to Owner of copies of payrolls of all Subcontractors. Contractor shall maintain the full social security number and current address of each of its own covered workers, and shall provide them upon request to Owner, for transmission to the DOE or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this subparagraph (b)(3)(ii)(A) of this Exhibit AA for Owner to require Contractor, or Contractor to require any Subcontractor, to provide addresses and social security numbers to for its own records, without weekly submission to the DOE or Owner.
(B) Each payroll submitted by Contractor to Owner shall be accompanied by a “Statement of Compliance,” signed by Contractor or his or her agent who pays or supervises the payment of the laborer or mechanic employed under this Agreement and shall certify the following:
(1)    That the payroll for the payroll period contains the information required to be provided under subparagraph (b)(3)(ii) of this Exhibit AA, the appropriate information is being maintained under subparagraph (b)(3)(i) of this Exhibit AA, and that such information is correct and complete;
(2)    That each laborer or mechanic (including each helper, apprentice, and trainee) employed under this Agreement during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;
(3)    That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the Loan

Exhibit AA
Davis Bacon Act Requirements

Guarantee Agreement and this Agreement.
(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by subparagraph (b)(3)(ii)(B) of this Exhibit AA.
(D) The falsification of any of the above certifications may subject Contractor to civil or criminal prosecution under section 1001 of title 18 and section 3729 of title 31 of the United States Code.
(iii)    Contractor shall make available to Owner, and Owner shall make available to DOE, the records required under subparagraph (b)(3)(i) of this Exhibit AA available for inspection, copying, or transcription by authorized representatives of the DOE or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job. If Contractor fails to submit the required records or to make them available, the DOE may, after written notice to Owner take such action as may be necessary to cause the suspension of any further disbursement under the DOE-Guaranteed Loan, it being understood that any such suspension shall not affect the validity of the DOE Guarantee on the portions of the DOE-Guaranteed Loan that have been disbursed prior to the date of such suspension and remain outstanding as of such date. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.
(4) Apprentices and trainees.
(i)    Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first ninety (90) days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the Site in any craft classification shall not be greater than the ratio permitted to Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of Work actually performed. In addition, any apprentice performing Work on Site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the Work actually performed. Where Contractor is performing construction on a Project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in Contractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions

Exhibit AA
Davis Bacon Act Requirements

of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.
(ii)    Trainees. Except as provided in 29 CFR 5.16, trainees shall not be permitted to work at less than the predetermined rate for the Work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the Site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the Site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the Work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, or Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.
(iii) Equal employment opportunity. The utilization of apprentices, trainees and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR part 30.
(5) Compliance with Copeland Act requirements. Contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this Agreement.
(6) Subcontracts. Contractor shall insert in any agreement with any Subcontractor the clauses contained in subparagraphs (b)(1) through (10) of this Exhibit AA and such other clauses as the DOE may by appropriate instructions require, and also a clause requiring the Subcontractor to include these clauses in any lower tier subcontract. Contractor shall be responsible for the compliance by any Subcontractor with all the contract clauses in (1) through (10) of this Exhibit AA.
(7) Contract termination: debarment. A breach of any of the clauses in (1) through

Exhibit AA
Davis Bacon Act Requirements

(10) of subparagraph (b) in this Exhibit AA may be considered a failure to perform a material provision of this Agreement by Contractor and, if Contractor fails to take action to cure such failure in accordance with Section 20.1 of the Agreement, shall constitute an Event of Default by Contractor and may be grounds for termination of this Agreement, and for debarment as a contractor, a subcontractor or other entity as provided in 29 CFR 5.12.
(8) Compliance with Davis-Bacon and Related Act requirements. All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 (other than Section 5.5(b) of 29 CFR part 5) are herein incorporated by reference in this Agreement.
(9) Disputes concerning labor standards. Disputes arising out of the labor standards provisions of this Agreement shall not be subject to the general disputes clause of this Agreement. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the Owner or Contractor and DOE, the U.S. Department of Labor, or the employees or their representatives.
(10) Certification of eligibility.
(i)    By entering into this Agreement, the Owner and Contractor each certifies that neither it (nor he or she) nor any person or firm who has an interest in Owner or Contractor is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).
(ii)    No part of this agreement shall be assigned or subcontracted, as the case may be, to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).
(iii)    The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

Exhibit AA
Davis Bacon Act Requirements

Exhibit AA-1
WAGE DETERMINATION

This document sets forth the preliminary wage determination and shall be replaced with the final wage determination upon issuance.
PRELIMINARY WAGE INFORMATION
15 Aug 2011

NOTE THE FOLLOWING:
•All projects involving construction work financed in whole or in part by a loan guaranteed under Title XVII (a “Title XVII loan”) are required to comply with Davis-Bacon requirements.
• At this time, your project has not been financed in whole or in part with a Title XVII loan and therefore no official Davis-Bacon Act wage determination(s) has/have been selected by the Department of Energy (“DOE”) in connection with your project.
•The attached information is being provided to you at your request, is solely for informational purposes and is subject to change by DOE. Though DOE has attempted to provide you with accurate information, the official wage determination(s) will only be selected by DOE if your project should receive a Title XVII loan. Therefore, DOE makes no representation that the attached information will be the same as the official wage determination(s), if any.
•In providing the attached information, DOE makes no representation that your project will receive a Title XVII loan. The attached information is based solely on the facts that you provided to the DOE and the wage determination schedules published by the U.S. Department of Labor effective as of the date hereof. It should be noted that the job classifications and/or wage rates in these wage determination schedules change from time-to-time and you are encouraged to sign up for the Department of Labor's wage determination Alert Service www.wdol.gov to keep track of any changes to the wage determination schedule.
•The official wage determination schedule to be incorporated into your Title XVII loan closing documents will contain the wage rates effective as of the closing date, consistent with DOL All-Agency Memorandum No. 207, available at http://www.wdol.gov/aam.aspx. The official schedule may contain different job classifications and wage rates than the preliminary schedule, and will apply on a prospective basis only from the date of the Title XVII loan closing, and not to construction that has occurred prior to such closing.
•In providing you with the attached information, DOE is not providing advice on how the Davis-Bacon Act applies to the particular facts and circumstances of your project. You may wish to consult with your own professional advisors if you determine such advice is needed.

SunPower Corporation LLC may consider the following PRELIMINARY wage determination for the Davis-Bacon Act construction performed on the project:
1. For all construction under the Engineering, Procurement and Construction (EPC) contract and other contracts for construction in effect at or prior to Title XVII loan guarantee closing, please use the CA19 Modification 26 (8/5/11) wage determination schedule found at http://www.wdol.gov/wdol/scafiles/davisbacon/CA19.dvb.
2. Regarding the Operations and Maintenance contract, if the work is performed after the construction contractor and subcontractors have finished, left the site, and the contracting agency has accepted the building, the work would not be covered by DBA.
3. Since you did not confirm that there are in fact batch plants/gravel pits/fabrication plants dedicated exclusively or nearly so to the project, DOE will proceed assuming there are no such plants.
4. We thought it would be helpful to provide links to examples of helpful DOE and Department of Labor (DOL) DBA guidance documents. The following are some very helpful resources, but do not substitute for legal and loan guarantee agreement requirements:
•DOE has published a “Desk Guide” and other DBA guidance, available at
http://www1.eere.energy.gov/wip/davis-bacon_act.html applicable to other DOE financial assistance programs. The Desk Guide is at the top right of this webpage.
•DOL's Prevailing Wage Resource Book, in particular chapters 13-18 on the DBA, at
http://www.dol.gov/whd/recovery/pwrb/toc.htm
•DOL's DBA Field Operations Handbook, available at:
http://www.dol.gov/whd/FOH/FOH_Ch15.pdf

Schedule 6.24(h)
to Loan Guarantee Agreement

Davis-Bacon Act Wage Determinations

For construction (as defined in Department of Labor regulations at 29 CFR 5.2 and including installation where appropriate) to be performed under each Construction Contract, and subcontracts thereunder, incorporate the following wage determination schedule: CA19 Modification 29 (9/2/11), found at: http://www.wdol.gov/wdol/scafiles/davisbacon/CA19.dvb , and attached hereto. This wage determination schedule must also be applied to all construction as under any other contracts for construction effective as of the Guarantee Agreement Date. This is the currently effective wage determination schedule and applies on a prospective basis only from the Guarantee Agreement Date.

See Attached.

General Decision Number: CA100019 09/02/2011 CA19

Superseded General Decision Number: CA20080019

State: California

Construction Types: Building, Heavy (Heavy and Dredging) and
Highway

County: San Luis Obispo County in California.

BUILDING, DREDGING (does not include hopper dredge work), HEAVY (does not include water well drilling, AND HIGHWAY

CONSTRUCTION PROJECTS

Modification Number         Publication Date
0                 03/12/2010
1                 03/26/2010
2                 04/02/2010
3                 04/16/2010
4                 06/04/2010
5                 06/11/2010
6                 07/02/2010
7                 07/23/2010
8                 08/13/2010
9                 08/27/2010
10                 09/03/2010
11                 09/10/2010
12                 12/03/2010
13                 01/14/2011
14                 02/18/2011
15                 03/04/2011
16                 04/08/2011
17                 04/15/2011
18                 04/29/2011
19                 05/06/2011
20                 05/20/2011
21                 05/27/2011
22                 06/03/2011
23                 06/10/2011
24                 07/22/2011
25                 07/29/2011
26                 08/05/2011

27                 08/19/2011
28                 08/26/2011
29                 09/02/2011
ASBE0005-002 06/28/2010
Rates Fringes
Asbestos Workers/Insulator
(Includes the application of
all insulating materials,
protective coverings,
coatings, and finishes to all
types of mechanical systems).....$ 32.79 16.31
Fire Stop Technician
(Application of Firestopping
Materials for wall openings
and penetrations in walls,
floors, ceilings and curtain
walls)...........................$ 24.21 13.76
----------------------------------------------------------------
ASBE0005-004 06/28/2010
Rates Fringes
Asbestos Removal
worker/hazardous material
handler (Includes
preparation, wetting,
stripping, removal,
scrapping, vacuuming, bagging
and disposing of all
insulation materials from
mechanical systems, whether
they contain asbestos or not)....$ 18.70 8.65
----------------------------------------------------------------
BOIL0092-004 05/01/2011
Area within a 25 mile radius of City of Santa Maria
Rates Fringes
BOILERMAKER......................$ 41.26 25.27
----------------------------------------------------------------
BOIL0549-007 01/01/2009
Remainder of County outside a 25 mile radius of City of Santa
Maria
Rates Fringes
BOILERMAKER......................$ 37.01 22.25
----------------------------------------------------------------
* BRCA0004-006 05/01/2011
Rates Fringes
BRICKLAYER; MARBLE SETTER........$ 35.85 11.45
*The wage scale for prevailing wage projects performed in

Blythe, China lake, Death Valley, Fort Irwin, Twenty-Nine
Palms, Needles and 1-15 corridor (Barstow to the Nevada
State Line) will be Three Dollars ($3.00) above the
standard San Bernardino/Riverside County hourly wage rate
----------------------------------------------------------------
BRCA0018-008 06/01/2008
Rates Fringes
MARBLE FINISHER..................$ 25.52 9.08
TILE FINISHER....................$ 21.07 7.88
----------------------------------------------------------------
BRCA0018-011 08/01/2009
Rates Fringes
TILE LAYER.......................$ 30.04 10.84
----------------------------------------------------------------
CARP0409-001 07/01/2010
Rates Fringes
CARPENTER
(1) Carpenter, Cabinet
Installer, Insulation
Installer, Hardwood Floor
Worker and acoustical
installer, and solar panels.$ 37.35 11.08
(2) Millwright..............$ 37.85 11.08
(3) Piledriver/Derrick
Bargeman, Bridge or Dock
Carpenter, Heavy Framer,
Rock Bargeman or Scowman,
Rockslinger, Shingler
(Commercial)................$ 37.48 11.08
(4) Pneumatic Nailer,
Power Stapler...............$ 37.60 11.08
(5) Sawfiler...............$ 37.44 11.08
(6) Scaffold Builder.......$ 28.55 11.08
(7) Table Power Saw
Operator....................$ 37.45 11.08
FOOTNOTE: Work of forming in the construction of open cut
sewers or storm drains, on operations in which horizontal
lagging is used in conjunction with steel H-Beams driven or
placed in pre- drilled holes, for that portion of a lagged
trench against which concrete is poured, namely, as a
substitute for back forms (which work is performed by
piledrivers): $0.13 per hour additional. Certified Welder
- $1.00 per hour premium.
----------------------------------------------------------------
CARP0409-005 07/01/2010
Rates Fringes

Drywall
DRYWALL INSTALLER/LATHER....$ 37.35 11.08
STOCKER/SCRAPPER............$ 10.00 6.67
----------------------------------------------------------------
CARP0409-008 08/01/2010
Rates Fringes
Modular Furniture Installer......$ 17.00 7.41
----------------------------------------------------------------
ELEC0011-002 07/25/2011
COMMUNICATIONS AND SYSTEMS WORK
Rates Fringes
Communications System
Installer...................$ 27.25 11.35
Technician..................$ 30.23 8.85+3%
SCOPE OF WORK:
Installation, testing, service and maintenance of systems
utilizing the transmission and/or transference of voice,
sound, vision and digital for commercial, educational,
security and entertainment purposes for the following: TV
monitoring and surveillance, background-foreground music,
intercom and telephone interconnect, inventory control
systems, microwave transmission, multi-media, multiplex,
nurse call systems, radio page, school intercom and sound,
burglar alarms, fire alarm (see last paragraph below) and
low voltage master clock systems in commercial buildings.
Communication Systems that transmit or receive information
and/or control systems that are intrinsic to the above
listed systems; inclusion or exclusion of terminations and
testings of conductors determined by their function;
excluding all other data systems or multiple systems which
include control function or power supply; excluding
installation of raceway systems, conduit systems, line
voltage work, and energy management systems. Does not
cover work performed at China Lake Naval Ordnance Test
Station. Fire alarm work shall be performed at the current
inside wireman total cost package.
----------------------------------------------------------------
ELEC0639-001 06/01/2011
Rates Fringes
Electricians
Wireman/Technician..........$ 33.70 3%+16.50
FOOTNOTES:
CABLE SPLICER: 10% additional per hour above
Wireman/Technician basic hourly rate.
Work from trusses, swinging scaffolds, open ladders,
scaffolds, bosun chairs, stacks or towers, where subject to

a direct fall from the ground floor or support structure
from a distance of fifty (50) feet to ninety (90) feet: to
be paid time and one-half. Work from trusses, swinging
scaffolds, open ladders, scaffolds, bosun chairs, stacks or
towers, where subject to a direct fall from the ground
floor or support structure from a distance over ninety (90)
feet: to be paid double the regular straight time rate of
pay. Where workers are required to work under compressed
air or in areas where injurious gases, dust or fumes are
present in amounts necessitating the use of gas masks or
self-contained breathing apparatus (particle masks are not
considered self-contained breathing apparatus) or where
workers work on poles at a distance of seventy-five (75)
feet or more from the ground: to be paid a bonus of
straight time pay. This shall be at a minimum of one hour,
and thereafter, each succeeding hour or fraction thereof
shall constitute an hour at the bonus rate. Tunnel work:
to be paid at the time and one-quarter hourly rate.
All employers may request workmen to report direct to a job
within a free zone to include everything west of ten (10)
miles east of Highway 101, as the crow flies, and then (10)
miles north and south of Highway 46, as the crow flies, to
the junction of Highway 41 and Highway 46. Everything
outside of this area shall be paid at full subsistence
provide said job is of five (5) days duration or more and
provide there is storage on the job for the Employee's
tools. The Employer will be responsible for loss of tools
under such circumstances. (Road: The most direct route on a
surfaced road).
On all jobs or projects outside the free zone, as stated
above, Employees may be required to report to the job site
in their own transportation at the regular starting time
and remain on the job site until the regular quitting time
and these shall be paid at thirty-eight dollars ($38.00)
per day or thirty-eight cents ($0.38) per mile for each
road mile from shop to job and job to shop (round trip).
(Day worked shall mean at least four (4) hours on the job
unless sent home on account of weather, emergency,
sickness, or injury).
----------------------------------------------------------------
ELEC1245-001 06/01/2010
Rates Fringes
LINE CONSTRUCTION
(1) Lineman; Cable splicer..$ 46.14 13.41
(2) Equipment specialist
(operates crawler

tractors, commercial motor
vehicles, backhoes,
trenchers, cranes (50 tons
and below), overhead &
underground distribution
line equipment)...........$ 36.85 12.36
(3) Groundman...............$ 28.19 12.10
(4) Powderman...............$ 41.20 12.53
HOLIDAYS: New Year's Day, M.L. King Day, Memorial Day,
Independence Day, Labor Day, Veterans Day, Thanksgiving Day
and day after Thanksgiving, Christmas Day
----------------------------------------------------------------
ELEV0008-003 01/01/2011
Rates Fringes
ELEVATOR MECHANIC................$ 56.14 21.785
FOOTNOTE:
PAID VACATION: Employer contributes 8% of regular hourly
rate as vacation pay credit for employees with more than 5
years of service, and 6% for 6 months to 5 years of service.
PAID HOLIDAYS: New Years Day, Memorial Day, Independence Day,
Labor Day, Veterans Day, Thanksgiving Day, Friday after
Thanksgiving, and Christmas Day.
----------------------------------------------------------------
* ENGI0012-003 07/01/2011
Rates Fringes
OPERATOR: Power Equipment
(All Other Work)
GROUP 1....................$ 36.13 20.77
GROUP 2....................$ 36.91 20.77
GROUP 3....................$ 37.20 20.77
GROUP 4....................$ 38.69 20.77
GROUP 5....................$ 40.49 20.77
GROUP 6....................$ 38.91 20.77
GROUP 8....................$ 39.02 20.77
GROUP 9....................$ 40.82 20.77
GROUP 10....................$ 39.14 20.77
GROUP 11....................$ 40.94 20.77
GROUP 12....................$ 39.31 20.77
GROUP 13....................$ 39.41 20.77
GROUP 14....................$ 39.44 20.77
GROUP 15....................$ 39.52 20.77
GROUP 16....................$ 39.64 20.77
GROUP 17....................$ 39.81 20.77
GROUP 18....................$ 39.91 20.77
GROUP 19....................$ 40.02 20.77
GROUP 20....................$ 40.14 20.77

GROUP 21....................$ 40.31 20.77
GROUP 22....................$ 40.41 20.77
GROUP 23....................$ 40.52 20.77
GROUP 24....................$ 40.64 20.77
GROUP 25....................$ 40.81 20.77
OPERATOR: Power Equipment
(Cranes, Piledriving &
Hoisting)
GROUP 1....................$ 37.48 20.77
GROUP 2....................$ 38.26 20.77
GROUP 3....................$ 38.55 20.77
GROUP 4....................$ 38.69 20.77
GROUP 5....................$ 38.91 20.77
GROUP 6....................$ 39.02 20.77
GROUP 7....................$ 39.14 20.77
GROUP 8....................$ 39.31 20.77
GROUP 9....................$ 39.48 20.77
GROUP 10....................$ 40.48 20.77
GROUP 11....................$ 41.48 20.77
GROUP 12....................$ 42.48 20.77
GROUP 13....................$ 43.48 20.77
OPERATOR: Power Equipment
(Tunnel Work)
GROUP 1....................$ 37.98 20.77
GROUP 2....................$ 38.76 20.77
GROUP 3....................$ 39.05 20.77
GROUP 4....................$ 39.19 20.77
GROUP 5....................$ 39.41 20.77
GROUP 6....................$ 39.52 20.77
GROUP 7....................$ 39.64 20.77
PREMIUM PAY:
$3.75 per hour shall be paid on all Power Equipment Operator work on the followng Military Bases: China Lake Naval
Reserve, Vandenberg AFB, Point Arguello, Seely Naval Base,
Fort Irwin, Nebo Annex Marine Base, Marine Corp Logistics
Base Yermo, Edwards AFB, 29 Palms Marine Base and Camp
Pendleton
Workers required to suit up and work in a hazardous material environment: $2.00 per hour additional. Combination mixer
and compressor operator on gunite work shall be classified
as a concrete mobile mixer operator.
SEE ZONE DEFINITIONS AFTER CLASSIFICATIONS
POWER EQUIPMENT OPERATORS CLASSIFICATIONS
GROUP 1: Bargeman; Brakeman; Compressor operator; Ditch
Witch, with seat or similar type equipment; Elevator
operator-inside; Engineer Oiler; Forklift operator

(includes loed, lull or similar types under 5 tons;
Generator operator; Generator, pump or compressor plant
operator; Pump operator; Signalman; Switchman
GROUP 2: Asphalt-rubber plant operator (nurse tank operator);
Concrete mixer operator-skip type; Conveyor operator;
Fireman; Forklift operator (includes loed, lull or similar
types over 5 tons; Hydrostatic pump operator; oiler crusher
(asphalt or concrete plant); Petromat laydown machine; PJU
side dum jack; Screening and conveyor machine operator (or
similar types); Skiploader (wheel type up to 3/4 yd.
without attachment); Tar pot fireman; Temporary heating
plant operator; Trenching machine oiler
GROUP 3: Asphalt-rubber blend operator; Bobcat or similar
type (Skid steer); Equipment greaser (rack); Ford Ferguson
(with dragtype attachments); Helicopter radioman (ground);
Stationary pipe wrapping and cleaning machine operator
GROUP 4: Asphalt plant fireman; Backhoe operator (mini-max or similar type); Boring machine operator; Boxman or mixerman
(asphalt or concrete); Chip spreading machine operator;
Concrete cleaning decontamination machine operator;
Concrete Pump Operator (small portable); Drilling machine
operator, small auger types (Texoma super economatic or
similar types - Hughes 100 or 200 or similar types -
drilling depth of 30' maximum); Equipment greaser (grease
truck); Guard rail post driver operator; Highline cableway
signalman; Horizontal Directional Drilling Machine;
Hydra-hammer-aero stomper; Micro Tunneling (above ground
tunnel); Power concrete curing machine operator; Power
concrete saw operator; Power-driven jumbo form setter
operator; Power sweeper operator; Rock Wheel Saw/Trencher;
Roller operator (compacting); Screed operator (asphalt or
concrete); Trenching machine operator (up to 6 ft.); Vacuum
or much truck
GROUP 5: Equipment Greaser (Grease Truck/Multi Shift).
GROUP 6: Articulating material hauler; Asphalt plant
engineer; Batch plant operator; Bit sharpener; Concrete
joint machine operator (canal and similar type); Concrete
planer operator; Dandy digger; Deck engine operator;
Derrickman (oilfield type); Drilling machine operator,
bucket or auger types (Calweld 100 bucket or similar types
- Watson 1000 auger or similar types - Texoma 330, 500 or
600 auger or similar types - drilling depth of 45'
maximum); Drilling machine operator; Hydrographic seeder
machine operator (straw, pulp or seed), Jackson track
maintainer, or similar type; Kalamazoo Switch tamper, or
similar type; Machine tool operator; Maginnis internal full

slab vibrator, Mechanical berm, curb or gutter(concrete or
asphalt); Mechanical finisher operator (concrete,
Clary-Johnson-Bidwell or similar); Micro tunnel system
(below ground); Pavement breaker operator (truck mounted);
Road oil mixing machine operator; Roller operator (asphalt
or finish), rubber-tired earth moving equipment (single
engine, up to and including 25 yds. struck); Self-propelled
tar pipelining machine operator; Skiploader operator
(crawler and wheel type, over 3/4 yd. and up to and
including 1-1/2 yds.); Slip form pump operator (power
driven hydraulic lifting device for concrete forms);
Tractor operator-bulldozer, tamper-scraper (single engine,
up to 100 h.p. flywheel and similar types, up to and
including D-5 and similar types); Tugger hoist operator (1
drum); Ultra high pressure waterjet cutting tool system
operator; Vacuum blasting machine operator
GROUP 8: Asphalt or concrete spreading operator (tamping or
finishing); Asphalt paving machine operator (Barber Greene
or similar type); Asphalt-rubber distribution operator;
Backhoe operator (up to and including 3/4 yd.), small ford,
Case or similar; Cast-in-place pipe laying machine
operator; Combination mixer and compressor operator (gunite
work); Compactor operator (self-propelled); Concrete mixer
operator (paving); Crushing plant operator; Drill Doctor;
Drilling machine operator, Bucket or auger types (Calweld
150 bucket or similar types - Watson 1500, 2000 2500 auger
or similar types - Texoma 700, 800 auger or similar types -
drilling depth of 60' maximum); Elevating grader operator;
Grade checker; Gradall operator; Grouting machine operator;
Heavy-duty repairman; Heavy equipment robotics operator;
Kalamazoo balliste regulator or similar type; Kolman belt
loader and similar type; Le Tourneau blob compactor or
similar type; Loader operator (Athey, Euclid, Sierra and
similar types); Mobark Chipper or similar; Ozzie padder or
similar types; P.C. slot saw; Pneumatic concrete placing
machine operator (Hackley-Presswell or similar type);
Pumpcrete gun operator; Rock Drill or similar types; Rotary
drill operator (excluding caisson type); Rubber-tired
earth-moving equipment operator (single engine,
caterpillar, Euclid, Athey Wagon and similar types with any
and all attachments over 25 yds. up to and including 50 cu.
yds. struck); Rubber-tired earth-moving equipment operator
(multiple engine up to and including 25 yds. struck);
Rubber-tired scraper operator (self-loading paddle wheel
type-John Deere, 1040 and similar single unit); Selfpropelled curb and gutter machine operator; Shuttle buggy;

Skiploader operator (crawler and wheel type over 1-1/2 yds.
up to and including 6-1/2 yds.); Soil remediation plant
operator; Surface heaters and planer operator; Tractor
compressor drill combination operator; Tractor operator
(any type larger than D-5 - 100 flywheel h.p. and over, or
similar-bulldozer, tamper, scraper and push tractor single
engine); Tractor operator (boom attachments), Traveling
pipe wrapping, cleaning and bendng machine operator;
Trenching machine operator (over 6 ft. depth capacity,
manufacturer's rating); trenching Machine with Road Miner
attachment (over 6 ft depth capacity): Ultra high pressure
waterjet cutting tool system mechanic; Water pull
(compaction) operator
GROUP 9: Heavy Duty Repairman
GROUP 10: Drilling machine operator, Bucket or auger types
(Calweld 200 B bucket or similar types-Watson 3000 or 5000
auger or similar types-Texoma 900 auger or similar
types-drilling depth of 105' maximum); Dual drum mixer,
dynamic compactor LDC350 (or similar types); Monorail
locomotive operator (diesel, gas or electric); Motor
patrol-blade operator (single engine); Multiple engine
tractor operator (Euclid and similar type-except Quad 9
cat.); Rubber-tired earth-moving equipment operator (single
engine, over 50 yds. struck); Pneumatic pipe ramming tool
and similar types; Prestressed wrapping machine operator;
Rubber-tired earth-moving equipment operator (single
engine, over 50 yds. struck); Rubber tired earth moving
equipment operator (multiple engine, Euclid, caterpillar
and similar over 25 yds. and up to 50 yds. struck), Tower
crane repairman; Tractor loader operator (crawler and wheel
type over 6-1/2 yds.); Woods mixer operator (and similar
Pugmill equipment)
GROUP 11: Heavy Duty Repairman - Welder Combination, Welder -
Certified.
GROUP 12: Auto grader operator; Automatic slip form operator;
Drilling machine operator, bucket or auger types (Calweld,
auger 200 CA or similar types - Watson, auger 6000 or
similar types - Hughes Super Duty, auger 200 or similar
types - drilling depth of 175' maximum); Hoe ram or similar
with compressor; Mass excavator operator less tha 750 cu.
yards; Mechanical finishing machine operator; Mobile form
traveler operator; Motor patrol operator (multi-engine);
Pipe mobile machine operator; Rubber-tired earth- moving
equipment operator (multiple engine, Euclid, Caterpillar
and similar type, over 50 cu. yds. struck); Rubber-tired
self- loading scraper operator (paddle-wheel-auger type

self-loading - two (2) or more units)
GROUP 13: Rubber-tired earth-moving equipment operator
operating equipment with push-pull system (single engine,
up to and including 25 yds. struck)
GROUP 14: Canal liner operator; Canal trimmer operator;
Remote- control earth-moving equipment operator (operating
a second piece of equipment: $1.00 per hour additional);
Wheel excavator operator (over 750 cu. yds.)
GROUP 15: Rubber-tired earth-moving equipment operator,
operating equipment with push-pull system (single engine,
Caterpillar, Euclid, Athey Wagon and similar types with any
and all attachments over 25 yds. and up to and including 50
yds. struck); Rubber-tired earth-moving equipment operator,
operating equipment with push-pull system (multiple
engine-up to and including 25 yds. struck)
GROUP 16: Rubber-tired earth-moving equipment operator,
operating equipment with push-pull system (single engine,
over 50 yds. struck); Rubber-tired earth-moving equipment
operator, operating equipment with push-pull system
(multiple engine, Euclid, Caterpillar and similar, over 25
yds. and up to 50 yds. struck)
GROUP 17: Rubber-tired earth-moving equipment operator,
operating equipment with push-pull system (multiple engine,
Euclid, Caterpillar and similar, over 50 cu. yds. struck);
Tandem tractor operator (operating crawler type tractors in
tandem - Quad 9 and similar type)
GROUP 18: Rubber-tired earth-moving equipment operator,
operating in tandem (scrapers, belly dumps and similar
types in any combination, excluding compaction units -
single engine, up to and including 25 yds. struck)
GROUP 19: Rotex concrete belt operator (or similar types);
Rubber-tired earth-moving equipment operator, operating in
tandem (scrapers, belly dumps and similar types in any
combination, excluding compaction units - single engine,
Caterpillar, Euclid, Athey Wagon and similar types with any
and all attachments over 25 yds.and up to and including 50
cu. yds. struck); Rubber-tired earth-moving equipment
operator, operating in tandem (scrapers, belly dumps and
similar types in any combination, excluding compaction
units - multiple engine, up to and including 25 yds. struck)
GROUP 20: Rubber-tired earth-moving equipment operator,
operating in tandem (scrapers, belly dumps and similar
types in any combination, excluding compaction units -
single engine, over 50 yds. struck); Rubber-tired
earth-moving equipment operator, operating in tandem
(scrapers, belly dumps, and similar types in any

combination, excluding compaction units - multiple engine,
Euclid, Caterpillar and similar, over 25 yds. and up to 50
yds. struck)
GROUP 21: Rubber-tired earth-moving equipment operator,
operating in tandem (scrapers, belly dumps and similar
types in any combination, excluding compaction units -
multiple engine, Euclid, Caterpillar and similar type, over
50 cu. yds. struck)
GROUP 22: Rubber-tired earth-moving equipment operator,
operating equipment with the tandem push-pull system
(single engine, up to and including 25 yds. struck)
GROUP 23: Rubber-tired earth-moving equipment operator,
operating equipment with the tandem push-pull system
(single engine, Caterpillar, Euclid, Athey Wagon and
similar types with any and all attachments over 25 yds. and
up to and including 50 yds. struck); Rubber-tired
earth-moving equipment operator, operating with the tandem
push-pull system (multiple engine, up to and including 25
yds. struck)
GROUP 24: Rubber-tired earth-moving equipment operator,
operating equipment with the tandem push-pull system
(single engine, over 50 yds. struck); Rubber-tired
earth-moving equipment operator, operating equipment with
the tandem push-pull system (multiple engine, Euclid,
Caterpillar and similar, over 25 yds. and up to 50 yds.
struck)
GROUP 25: Concrete pump operator-truck mounted; Rubber-tired earth-moving equipment operator, operating equipment with
the tandem push-pull system (multiple engine, Euclid,
Caterpillar and similar type, over 50 cu. yds. struck)
CRANES, PILEDRIVING AND HOISTING EQUIPMENT CLASSIFICATIONS
GROUP 1: Engineer oiler; Fork lift operator (includes loed,
lull or similar types)
GROUP 2: Truck crane oiler
GROUP 3: A-frame or winch truck operator; Ross carrier
operator (jobsite)
GROUP 4: Bridge-type unloader and turntable operator;
Helicopter hoist operator
GROUP 5: Hydraulic boom truck; Stinger crane (Austin-Western or similar type); Tugger hoist operator (1 drum)
GROUP 6: Bridge crane operator; Cretor crane operator; Hoist operator (Chicago boom and similar type); Lift mobile
operator; Lift slab machine operator (Vagtborg and similar
types); Material hoist and/or manlift operator; Polar
gantry crane operator; Self Climbing scaffold (or similar
type); Shovel, backhoe, dragline, clamshell operator (over

3/4 yd. and up to 5 cu. yds. mrc); Tugger hoist operator
GROUP 7: Pedestal crane operator; Shovel, backhoe, dragline, clamshell operator (over 5 cu. yds. mrc); Tower crane
repair; Tugger hoist operator (3 drum)
GROUP 8: Crane operator (up to and including 25 ton
capacity); Crawler transporter operator; Derrick barge
operator (up to and including 25 ton capacity); Hoist
operator, stiff legs, Guy derrick or similar type (up to
and including 25 ton capacity); Shovel, backhoe, dragline,
clamshell operator (over 7 cu. yds., M.R.C.)
GROUP 9: Crane operator (over 25 tons and up to and including
50 tons mrc); Derrick barge operator (over 25 tons up to
and including 50 tons mrc); Highline cableway operator;
Hoist operator, stiff legs, Guy derrick or similar type
(over 25 tons up to and including 50 tons mrc); K-crane
operator; Polar crane operator; Self erecting tower crane
operator maximum lifting capacity ten tons
GROUP 10: Crane operator (over 50 tons and up to and
including 100 tons mrc); Derrick barge operator (over 50
tons up to and including 100 tons mrc); Hoist operator,
stiff legs, Guy derrick or similar type (over 50 tons up to
and including 100 tons mrc), Mobile tower crane operator
(over 50 tons, up to and including 100 tons M.R.C.); Tower
crane operator and tower gantry
GROUP 11: Crane operator (over 100 tons and up to and
including 200 tons mrc); Derrick barge operator (over 100
tons up to and including 200 tons mrc); Hoist operator,
stiff legs, Guy derrick or similar type (over 100 tons up
to and including 200 tons mrc); Mobile tower crane operator
(over 100 tons up to and including 200 tons mrc)
GROUP 12: Crane operator (over 200 tons up to and including
300 tons mrc); Derrick barge operator (over 200 tons up to
and including 300 tons mrc); Hoist operator, stiff legs,
Guy derrick or similar type (over 200 tons, up to and
including 300 tons mrc); Mobile tower crane operator (over
200 tons, up to and including 300 tons mrc)
GROUP 13: Crane operator (over 300 tons); Derrick barge
operator (over 300 tons); Helicopter pilot; Hoist operator,
stiff legs, Guy derrick or similar type (over 300 tons);
Mobile tower crane operator (over 300 tons)
TUNNEL CLASSIFICATIONS
GROUP 1: Skiploader (wheel type up to 3/4 yd. without
attachment)
GROUP 2: Power-driven jumbo form setter operator
GROUP 3: Dinkey locomotive or motorperson (up to and
including 10 tons)

GROUP 4: Bit sharpener; Equipment greaser (grease truck);
Slip form pump operator (power-driven hydraulic lifting
device for concrete forms); Tugger hoist operator (1 drum);
Tunnel locomotive operator (over 10 and up to and including
30 tons)
GROUP 5: Backhoe operator (up to and including 3/4 yd.);
Small Ford, Case or similar; Drill doctor; Grouting machine
operator; Heading shield operator; Heavy-duty repairperson;
Loader operator (Athey, Euclid, Sierra and similar types);
Mucking machine operator (1/4 yd., rubber-tired, rail or
track type); Pneumatic concrete placing machine operator
(Hackley-Presswell or similar type); Pneumatic heading
shield (tunnel); Pumpcrete gun operator; Tractor compressor
drill combination operator; Tugger hoist operator (2 drum);
Tunnel locomotive operator (over 30 tons)
GROUP 6: Heavy Duty Repairman
GROUP 7: Tunnel mole boring machine operator
ENGINEERS ZONES
$1.00 additional per hour for all of IMPERIAL County and the portions of KERN, RIVERSIDE & SAN BERNARDINO Counties as
defined below:
That area within the following Boundary: Begin in San
Bernardino County, approximately 3 miles NE of the intersection of I-15 and the California State line at that point which is the NW corner of Section 1, T17N,m R14E, San Bernardino
Meridian. Continue W in a straight line to that point which is the SW corner of the northwest quarter of Section 6, T27S,
R42E, Mt. Diablo Meridian. Continue North to the intersection with the Inyo County Boundary at that point which is the NE
corner of the western half of the northern quarter of Section
6, T25S, R42E, MDM. Continue W along the Inyo and San
Bernardino County boundary until the intersection with Kern
County, as that point which is the SE corner of Section 34,
T24S, R40E, MDM. Continue W along the Inyo and Kern County
boundary until the intersection with Tulare County, at that
point which is the SW corner of the SE quarter of Section 32,
T24S, R37E, MDM. Continue W along the Kern and Tulare County boundary, until that point which is the NW corner of T25S,
R32E, MDM. Continue S following R32E lines to the NW corner of
T31S, R32E, MDM. Continue W to the NW corner of T31S, R31E,
MDM. Continue S to the SW corner of T32S, R31E, MDM. Continue
W to SW corner of SE quarter of Section 34, T32S, R30E, MDM.
Continue S to SW corner of T11N, R17W, SBM. Continue E along south boundary of T11N, SBM to SW corner of T11N, R7W, SBM.
Continue S to SW corner of T9N, R7W, SBM. Continue E along
south boundary of T9N, SBM to SW corner of T9N, R1E, SBM.

Continue S along west boundary of R1E, SMB to Riverside County line at the SW corner of T1S, R1E, SBM. Continue E along south boundary of T1s, SBM (Riverside County Line) to SW corner of
T1S, R10E, SBM. Continue S along west boundary of R10E, SBM to
Imperial County line at the SW corner of T8S, R10E, SBM.
Continue W along Imperial and Riverside county line to NW
corner of T9S, R9E, SBM. Continue S along the boundary between
Imperial and San Diego Counties, along the west edge of R9E,
SBM to the south boundary of Imperial County/California state line. Follow the California state line west to Arizona state line, then north to Nevada state line, then continuing NW back to start at the point which is the NW corner of Section 1,
T17N, R14E, SBM
$1.00 additional per hour for portions of SAN LUIS OBISPO,
KERN, SANTA BARBARA & VENTURA as defined below:
That area within the following Boundary: Begin approximately 5 miles north of the community of Cholame, on the Monterey County and San Luis Obispo County boundary at the NW corner of T25S,
R16E, Mt. Diablo Meridian. Continue south along the west side of R16E to the SW corner of T30S, R16E, MDM. Continue E to SW corner of T30S, R17E, MDM. Continue S to SW corner of T31S,
R17E, MDM. Continue E to SW corner of T31S, R18E, MDM.
Continue S along West side of R18E, MDM as it crosses into San
Bernardino Meridian numbering area and becomes R30W. Follow
the west side of R30W, SBM to the SW corner of T9N, R30W, SBM.
Continue E along the south edge of T9N, SBM to the Santa
Barbara County and Ventura County boundary at that point whch is the SW corner of Section 34.T9N, R24W, SBM, continue S along the Ventura County line to that point which is the SW corner of the SE quarter of Section 32, T7N, R24W, SBM. Continue E
along the south edge of T7N, SBM to the SE corner to T7N, R21W,
SBM. Continue N along East side of R21W, SBM to Ventura County and Kern County boundary at the NE corner of T8N, R21W.
Continue W along the Ventura County and Kern County boundary to the SE corner of T9N, R21W. Continue North along the East edge of R21W, SBM to the NE corner of T12N, R21W, SBM. Continue
West along the north edge of T12N, SBM to the SE corner of
T32S, R21E, MDM. [T12N SBM is a think strip between T11N SBM and T32S MDM]. Continue North along the East side of R21E, MDM to the Kings County and Kern County border at the NE corner of
T25S, R21E, MDM, continue West along the Kings County and Kern
County Boundary until the intersection of San Luis Obispo
County. Continue west along the Kings County and San Luis
Obispo County boundary until the intersection with Monterey
County. Continue West along the Monterey County and San Luis
Obispo County boundary to the beginning point at the NW corner of T25S, R16E, MDM.
$2.00 additional per hour for INYO and MONO Counties and the
Northern portion of SAN BERNARDINO County as defined below:
That area within the following Boundary: Begin at the
intersection of the northern boundary of Mono County and the
California state line at the point which is the center of
Section 17, T10N, R22E, Mt. Diablo Meridian. Continue S then
SE along the entire western boundary of Mono County, until it reaches Inyo County at the point which is the NE corner of the
Western half of the NW quarter of Section 2, T8S, R29E, MDM.
Continue SSE along the entire western boundary of Inyo County, until the intersection with Kern County at the point which is the SW corner of the SE ¼ of Section 32, T24S, R37E, MDM.
Continue E along the Inyo and Kern County boundary until the intersection with San Bernardino County at that point which is the SE corner of section 34, T24S, R40E, MDM. Continue E along the Inyo and San Bernardino County boundary until the point
which is the NE corner of the Western half of the NW quarter of
Section 6, T25S, R42E, MDM. Continue S to that point which is the SW corner of the NW quarter of Section 6, T27S, R42E, MDM.
Continue E in a straight line to the California and Nevada
state border at the point which is the NW corner of Section 1,
T17N, R14E, San Bernardino Meridian. Then continue NW along
the state line to the starting point, which is the center of
Section 18, T10N, R22E, MDM.
REMAINING AREA NOT DEFINED ABOVE RECIEVES BASE RATE
----------------------------------------------------------------
ENGI0012-004 08/01/2009
Rates Fringes
OPERATOR: Power Equipment
(DREDGING)
(1) Leverman................$ 44.83 17.22
(2) Dredge dozer............$ 40.36 17.22
(3) Deckmate................$ 40.25 17.22
(4) Winch operator (stern
winch on dredge)............$ 39.70 17.22
(5) Fireman-Oiler,
Deckhand, Bargeman,
Leveehand...................$ 39.16 17.22
(6) Barge Mate..............$ 39.77 17.22
----------------------------------------------------------------
IRON0002-004 07/01/2010
Rates Fringes
Ironworkers:
Fence Erector...............$ 26.58 15.26
Ornamental, Reinforcing

and Structural..............$ 33.00 23.73
PREMIUM PAY:
$6.00 additional per hour at the following locations:
China Lake Naval Test Station, Chocolate Mountains Naval
Reserve-Niland,
Edwards AFB, Fort Irwin Military Station, Fort Irwin Training
Center-Goldstone, San Clemente Island, San Nicholas Island,
Susanville Federal Prison, 29 Palms - Marine Corps, U.S. Marine
Base - Barstow, U.S. Naval Air Facility - Sealey, Vandenberg AFB
$4.00 additional per hour at the following locations:
Army Defense Language Institute - Monterey, Fallon Air Base,
Naval Post Graduate School - Monterey, Yermo Marine Corps
Logistics Center
$2.00 additional per hour at the following locations:
Port Hueneme, Port Mugu, U.S. Coast Guard Station - Two Rock
----------------------------------------------------------------
LABO0300-001 07/01/2011
Rates Fringes
Brick Tender.....................$ 27.17 16.71
----------------------------------------------------------------
LABO0300-003 07/01/2011
Rates Fringes
LABORER (GUNITE)
GROUP 1.....................$ 30.04 14.20
GROUP 2.....................$ 29.09 14.20
GROUP 3.....................$ 25.55 14.20
LABORER (TUNNEL)
GROUP 1.....................$ 32.20 15.98
GROUP 2.....................$ 32.52 15.98
GROUP 3.....................$ 32.98 15.98
GROUP 4.....................$ 33.67 15.98
LABORER
GROUP 1.....................$ 26.33 16.00
GROUP 2.....................$ 26.88 16.00
GROUP 3.....................$ 27.43 16.00
GROUP 4.....................$ 28.98 16.00
GROUP 5.....................$ 29.33 16.00
FOOTNOTE: GUNITE PREMIUM PAY: Workers working from a
Bosn'n's Chair or suspended from a rope or cable shall
receive 40 cents per hour above the foregoing applicable
classification rates. Workers doing gunite and/or
shotcrete work in a tunnel shall receive 35 cents per hour
above the foregoing applicable classification rates, paid
on a portal-to-portal basis. Any work performed on, in or
above any smoke stack, silo, storage elevator or similar
type of structure, when such structure is in excess of

75'-0" above base level and which work must be performed in
whole or in part more than 75'-0" above base level, that
work performed above the 75'-0" level shall be compensated
for at 35 cents per hour above the applicable
classification wage rate.
LABORER CLASSIFICATIONS
GROUP 1: Cleaning and handling of panel forms; Concrete
screeding for rough strike-off; Concrete, water curing;
Demolition laborer, the cleaning of brick if performed by a
worker performing any other phase of demolition work, and
the cleaning of lumber; Fire watcher, limber, brush loader,
piler and debris handler; Flag person; Gas, oil and/or
water pipeline laborer; Laborer, asphalt-rubber material
loader; Laborer, general or construction; Laborer, general
clean-up; Laborer, landscaping; Laborer, jetting; Laborer,
temporary water and air lines; Material hose operator
(walls, slabs, floors and decks); Plugging, filling of shee
bolt holes; Dry packing of concrete; Railroad maintenance,
repair track person and road beds; Streetcar and railroad
construction track laborers; Rigging and signaling; Scaler;
Slip form raiser; Tar and mortar; Tool crib or tool house
laborer; Traffic control by any method; Window cleaner;
Wire mesh pulling - all concrete pouring operations
GROUP 2: Asphalt shoveler; Cement dumper (on 1 yd. or larger mixer and handling bulk cement); Cesspool digger and
installer; Chucktender; Chute handler, pouring concrete,
the handling of the chute from readymix trucks, such as
walls, slabs, decks, floors, foundation, footings, curbs,
gutters and sidewalks; Concrete curer, impervious membrane
and form oiler; Cutting torch operator (demolition); Fine
grader, highways and street paving, airport, runways and
similar type heavy construction; Gas, oil and/or water
pipeline wrapper - pot tender and form person; Guinea
chaser; Headerboard person - asphalt; Laborer, packing rod
steel and pans; Membrane vapor barrier installer; Power
broom sweeper (small); Riprap stonepaver, placing stone or
wet sacked concrete; Roto scraper and tiller; Sandblaster
(pot tender); Septic tank digger and installer(lead); Tank
scaler and cleaner; Tree climber, faller, chain saw
operator, Pittsburgh chipper and similar type brush
shredder; Underground laborer, including caisson bellower
GROUP 3: Buggymobile person; Concrete cutting torch; Concrete pile cutter; Driller, jackhammer, 2-1/2 ft. drill steel or
longer; Dri-pak-it machine; Gas, oil and/or water pipeline
wrapper, 6-in. pipe and over, by any method, inside and
out; High scaler (including drilling of same); Hydro seeder

and similar type; Impact wrench multi-plate; Kettle person,
pot person and workers applying asphalt, lay-kold,
creosote, lime caustic and similar type materials
("applying" means applying, dipping, brushing or handling
of such materials for pipe wrapping and waterproofing);
Operator of pneumatic, gas, electric tools, vibrating
machine, pavement breaker, air blasting, come-alongs, and
similar mechanical tools not separately classified herein;
Pipelayer's backup person, coating, grouting, making of
joints, sealing, caulking, diapering and including rubber
gasket joints, pointing and any and all other services;
Rock slinger; Rotary scarifier or multiple head concrete
chipping scarifier; Steel headerboard and guideline setter;
Tamper, Barko, Wacker and similar type; Trenching machine,
hand-propelled
GROUP 4: Asphalt raker, lute person, ironer, asphalt dump
person, and asphalt spreader boxes (all types); Concrete
core cutter (walls, floors or ceilings), grinder or sander;
Concrete saw person, cutting walls or flat work, scoring
old or new concrete; Cribber, shorer, lagging, sheeting and
trench bracing, hand-guided lagging hammer; Head rock
slinger; Laborer, asphalt- rubber distributor boot person;
Laser beam in connection with laborers' work; Oversize
concrete vibrator operator, 70 lbs. and over; Pipelayer
performing all services in the laying and installation of
pipe from the point of receiving pipe in the ditch until
completion of operation, including any and all forms of
tubular material, whether pipe, metallic or non-metallic,
conduit and any other stationary type of tubular device
used for the conveying of any substance or element, whether
water, sewage, solid gas, air, or other product whatsoever
and without regard to the nature of material from which the
tubular material is fabricated; No-joint pipe and stripping
of same; Prefabricated manhole installer; Sandblaster
(nozzle person), water blasting, Porta Shot-Blast
GROUP 5: Blaster powder, all work of loading holes, placing
and blasting of all powder and explosives of whatever type,
regardless of method used for such loading and placing;
Driller: All power drills, excluding jackhammer, whether
core, diamond, wagon, track, multiple unit, and any and all
other types of mechanical drills without regard to the form
of motive power; Toxic waste removal
TUNNEL LABORER CLASSIFICATIONS
GROUP 1: Batch plant laborer; Bull gang mucker, track person;
Changehouse person; Concrete crew, including rodder and
spreader; Dump person; Dump person (outside); Swamper

(brake person and switch person on tunnel work); Tunnel
materials handling person
GROUP 2: Chucktender, cabletender; Loading and unloading
agitator cars; Nipper; Pot tender, using mastic or other
materials (for example, but not by way of limitation,
shotcrete, etc.); Vibrator person, jack hammer, pneumatic
tools (except driller)
GROUP 3: Blaster, driller, powder person; Chemical grout jet person; Cherry picker person; Grout gun person; Grout mixer
person; Grout pump person; Jackleg miner; Jumbo person;
Kemper and other pneumatic concrete placer operator; Miner,
tunnel (hand or machine); Nozzle person; Operating of
troweling and/or grouting machines; Powder person (primer
house); Primer person; Sandblaster; Shotcrete person; Steel
form raiser and setter; Timber person, retimber person,
wood or steel; Tunnel Concrete finisher
GROUP 4: Diamond driller; Sandblaster; Shaft and raise work
GUNITE LABORER CLASSIFICATIONS
GROUP 1: Rodmen, Nozzlemen
GROUP 2: Gunmen
GROUP 3: Reboundmen
----------------------------------------------------------------
LABO0300-005 08/05/2009
Rates Fringes
LABORER
PLASTER CLEAN-UP LABORER....$ 26.65 15.95
PLASTER TENDER..............$ 29.20 15.95
----------------------------------------------------------------
LABO0882-002 01/01/2010
Rates Fringes
Asbestos Removal Laborer.........$ 26.15 11.65
SCOPE OF WORK: Includes site mobilization, initial site
cleanup, site preparation, removal of asbestos-containing
material and toxic waste, encapsulation, enclosure and
disposal of asbestos- containing materials and toxic waste
by hand or with equipment or machinery; scaffolding,
fabrication of temporary wooden barriers and assembly of
decontamination stations.
----------------------------------------------------------------
LABO1184-001 07/01/2011
Rates Fringes
Laborers: (HORIZONTAL
DIRECTIONAL DRILLING)
(1) Drilling Crew Laborer...$ 28.01 11.48
(2) Vehicle Operator/Hauler.$ 28.18 11.48
(3) Horizontal Directional

Drill Operator..............$ 30.03 11.48
(4) Electronic Tracking
Locator.....................$ 32.03 11.48
Laborers: (STRIPING/SLURRY
SEAL)
GROUP 1.....................$ 28.50 14.56
GROUP 2.....................$ 29.80 14.56
GROUP 3.....................$ 31.81 14.56
GROUP 4.....................$ 33.55 14.56
LABORERS - STRIPING CLASSIFICATIONS
GROUP 1: Protective coating, pavement sealing, including
repair and filling of cracks by any method on any surface
in parking lots, game courts and playgrounds; carstops;
operation of all related machinery and equipment; equipment
repair technician
GROUP 2: Traffic surface abrasive blaster; pot tender -
removal of all traffic lines and markings by any method
(sandblasting, waterblasting, grinding, etc.) and
preparation of surface for coatings. Traffic control
person: controlling and directing traffic through both
conventional and moving lane closures; operation of all
related machinery and equipment
GROUP 3: Traffic delineating device applicator: Layout and
application of pavement markers, delineating signs, rumble
and traffic bars, adhesives, guide markers, other traffic
delineating devices including traffic control. This
category includes all traffic related surface preparation
(sandblasting, waterblasting, grinding) as part of the
application process. Traffic protective delineating system
installer: removes, relocates, installs, permanently
affixed roadside and parking delineation barricades,
fencing, cable anchor, guard rail, reference signs,
monument markers; operation of all related machinery and
equipment; power broom sweeper
GROUP 4: Striper: layout and application of traffic stripes
and markings; hot thermo plastic; tape traffic stripes and
markings, including traffic control; operation of all
related machinery and equipment
----------------------------------------------------------------
PAIN0036-007 01/01/2011
Rates Fringes
Painters:
(1) Repaint Including Lead
Abatement...................$ 23.10 10.08
(2) High Iron & Steel.......$ 29.39 10.08
(3) Journeyman Painter

including Lead Abatement....$ 27.39 10.08
(4) Industrial..............$ 29.32 10.08
(5) All other work..........$ 27.39 10.08
REPAINT of any previously painted structure. Exceptions: work involving the aerospace industry, breweries, commercial
recreational facilities, hotels which operate commercial
establishments as part of hotel service, and sports facilities.
HIGH IRON & STEEL:
Aerial towers, towers, radio towers, smoke stacks, flag poles
(any flag poles that can be finished from the ground with a
ladder excluded), elevated water towers, steeples and domes in their entirety and any other extremely high and hazardous work, cooning steel, bos'n chair, or other similar devices, painting in other high hazardous work shall be classified as high iron &
steel
----------------------------------------------------------------
PAIN0036-008 01/05/2011
Rates Fringes
DRYWALL FINISHER/TAPER...........$ 33.22 12.94
----------------------------------------------------------------
PAIN0169-002 07/01/2011
Rates Fringes
GLAZIER..........................$ 27.07 9.98
----------------------------------------------------------------
PAIN1247-002 01/01/2010
Rates Fringes
SOFT FLOOR LAYER.................$ 30.85 10.54
----------------------------------------------------------------
PLAS0200-001 08/01/2011
Rates Fringes
PLASTERER........................$ 35.29 12.05
----------------------------------------------------------------
PLAS0500-002 07/16/2011
Rates Fringes
CEMENT MASON/CONCRETE FINISHER...$ 30.75 11.45
----------------------------------------------------------------
PLUM0016-001 07/01/2011
Rates Fringes
PLUMBER/PIPEFITTER
(1) Work on strip malls,
light commercial, tenant
improvement and remodel
work........................$ 30.79 16.70
(2) Work on new additions
and remodeling of bars,
restaurant, stores and

commercial buildings not
to exceed 5,000 sq. ft. of
floor space.................$ 38.30 18.37
(3) All other work..........$ 39.50 19.35
----------------------------------------------------------------
PLUM0345-001 07/01/2011
Rates Fringes
PLUMBER
Landscape/Irrigation Fitter.$ 27.35 16.34
Sewer & Storm Drain Work....$ 26.82 18.18
----------------------------------------------------------------
ROOF0036-002 08/01/2011
Rates Fringes
ROOFER...........................$ 34.65 10.71
FOOTNOTE: Pitch premium: Work on which employees are exposed to pitch fumes or required to handle pitch, pitch base or
pitch impregnated products, or any material containing coal
tar pitch, the entire roofing crew shall receive $1.75 per
hour "pitch premium" pay.
----------------------------------------------------------------
SFCA0669-007 04/01/2011
Rates Fringes
SPRINKLER FITTER.................$ 33.35 17.75
----------------------------------------------------------------
SHEE0273-002 08/01/2011
Rates Fringes
SHEET METAL WORKER...............$ 40.00 18.19
HOLIDAYS: New Year's Day, Martin Luther King Day, President's
Day, Good Friday, Memorial Day, Indepdendence Day, Labor
Day, Veterans Day,Thankisgiving Day & Friday after,
Christmas Day
----------------------------------------------------------------
TEAM0011-002 07/01/2008
Rates Fringes
TRUCK DRIVER
GROUP 1....................$ 26.44 18.24
GROUP 2....................$ 26.59 18.24
GROUP 3....................$ 26.72 18.24
GROUP 4....................$ 26.91 18.24
GROUP 5....................$ 26.94 18.24
GROUP 6....................$ 26.97 18.24
GROUP 7....................$ 27.22 18.24
GROUP 8....................$ 27.47 18.24
GROUP 9....................$ 27.67 18.24
GROUP 10....................$ 27.97 18.24
GROUP 11....................$ 28.47 18.24

GROUP 12....................$ 28.90 18.24
WORK ON ALL MILITARY BASES:
PREMIUM PAY: $3.00 per hour additional.
[29 palms Marine Base, Camp Roberts, China Lake, Edwards AFB,
El Centro Naval Facility, Fort Irwin, Marine Corps
Logistics Base at Nebo & Yermo, Mountain Warfare Training
Center, Bridgeport, Point Arguello, Point Conception,
Vandenberg AFB]
TRUCK DRIVERS CLASSIFICATIONS
GROUP 1: Truck driver
GROUP 2: Driver of vehicle or combination of vehicles - 2
axles; Traffic control pilot car excluding moving heavy
equipment permit load; Truck mounted broom
GROUP 3: Driver of vehicle or combination of vehicles - 3
axles; Boot person; Cement mason distribution truck; Fuel
truck driver; Water truck - 2 axle; Dump truck, less than
16 yds. water level; Erosion control driver
GROUP 4: Driver of transit mix truck, under 3 yds.; Dumpcrete truck, less than 6-1/2 yds. water level
GROUP 5: Water truck, 3 or more axles; Truck greaser and tire person ($0.50 additional for tire person); Pipeline and
utility working truck driver, including winch truck and
plastic fusion, limited to pipeline and utility work;
Slurry truck driver
GROUP 6: Transit mix truck, 3 yds. or more; Dumpcrete truck,
6-1/2 yds. water level and over; Vehicle or combination of
vehicles - 4 or more axles; Oil spreader truck; Dump truck,
16 yds. to 25 yds. water level
GROUP 7: A Frame, Swedish crane or similar; Forklift driver;
Ross carrier driver
GROUP 8: Dump truck, 25 yds. to 49 yds. water level; Truck
repair person; Water pull - single engine; Welder
GROUP 9: Truck repair person/welder; Low bed driver, 9 axles or over
GROUP 10: Dump truck - 50 yds. or more water level; Water
pull - single engine with attachment
GROUP 11: Water pull - twin engine; Water pull - twin engine with attachments; Winch truck driver - $1.25 additional
when operating winch or similar special attachments
GROUP 12: Boom Truck 17K and above
----------------------------------------------------------------
WELDERS - Receive rate prescribed for craft performing
operation to which welding is incidental.
================================================================
Unlisted classifications needed for work not included within the scope of the classifications listed may be added after

award only as provided in the labor standards contract clauses
(29CFR 5.5 (a) (1) (ii)).
----------------------------------------------------------------
In the listing above, the "SU" designation means that rates
listed under the identifier do not reflect collectively
bargained wage and fringe benefit rates. Other designations
indicate unions whose rates have been determined to be
prevailing.
----------------------------------------------------------------
WAGE DETERMINATION APPEALS PROCESS
1.) Has there been an initial decision in the matter? This can be:
* an existing published wage determination
* a survey underlying a wage determination
* a Wage and Hour Division letter setting forth a position on a wage determination matter
* a conformance (additional classification and rate) ruling
On survey related matters, initial contact, including requests for summaries of surveys, should be with the Wage and Hour
Regional Office for the area in which the survey was conducted because those Regional Offices have responsibility for the
Davis-Bacon survey program. If the response from this initial contact is not satisfactory, then the process described in 2.)
and 3.) should be followed.
With regard to any other matter not yet ripe for the formal
process described here, initial contact should be with the
Branch of Construction Wage Determinations. Write to:
Branch of Construction Wage Determinations
Wage and Hour Division
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
2.) If the answer to the question in 1.) is yes, then an
interested party (those affected by the action) can request
review and reconsideration from the Wage and Hour Administrator
(See 29 CFR Part 1.8 and 29 CFR Part 7). Write to:
Wage and Hour Administrator
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
The request should be accompanied by a full statement of the interested party's position and by any information (wage
payment data, project description, area practice material,
etc.) that the requestor considers relevant to the issue.
3.) If the decision of the Administrator is not favorable, an interested party may appeal directly to the Administrative

Review Board (formerly the Wage Appeals Board). Write to:
Administrative Review Board
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
4.) All decisions by the Administrative Review Board are final.
================================================================
END OF GENERAL DECISION

Exhibit AA
Davis Bacon Act Wage Determination

EXHIBIT BB

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT
among

High Plains Ranch II, LLC

and

Escrow Associates, LLC

and

SunPower Corporation, Systems

and

SunPower Corporation

Exhibit BB
Form of Escrow Agreement

ESCROW AGREEMENT
This Escrow Agreement (this “Agreement”) is made and entered into as of September [__], 2011 (the “Effective Date”) by and among High Plains Ranch II, LLC, a Delaware limited liability company (“HPR II” or “Customer”), a Escrow Associates, LLC (“Agent”), SunPower Corporation, Systems, a Delaware corporation (“Supplier”) and SunPower Corporation, a Delaware corporation (“Owner”).
RECITALS

WHEREAS, HPR II is developing a 250 MW AC design capacity photovoltaic power plant in San Luis Obispo County, California (the “PV Power Plant”);

WHEREAS, Customer is party to that certain Engineering, Procurement, and Construction Agreement dated September [__], 2011 (the “EPC Contract”), pursuant to which Customer engaged Supplier to engineer and construct the PV Power Plant and to deliver amongst other things photovoltaic modules and related engineered systems for incorporation into the PV Power Plant;

WHEREAS, pursuant to the terms of the EPC Contract, Supplier is required to arrange for having certain documents (the “Documents”), as more particularly defined in Exhibit A attached hereto, placed in escrow (the “Contract Escrow”) in accordance with the terms of this Agreement;

WHEREAS, Owner is the proprietor of the Documents;

WHEREAS, Agent is a nationally recognized escrow agent; and

WHEREAS, Customer, Supplier, Owner and Agent desire that Agent maintain the Contract Escrow.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer, Supplier, Owner and Agent hereby agree as follows:

AGREEMENT

1.	Escrow Agent.
a.Owner shall deliver the Documents to Agent within one (1) month after the first delivery of photovoltaic modules under the Supply Agreement. Agent shall hold the Documents for the benefit of Customer as provided hereunder.
b.Owner agrees that if any modifications or alterations are made to the Documents, Owner shall deliver to Agent revised and amended versions of the Documents reflecting such modifications or alterations which shall subsequently be placed in the Contract Escrow.

Exhibit BB
Form of Escrow Agreement

2.Escrow Content. Upon the request of Customer, Agent shall issue to Customer a detailed list of the Documents in the Contract Escrow.
3.Release of Documents.
a.Agent shall release the Documents to Customer in the event one or more of the following conditions has occurred and has been continuing for more than ninety (90) days:
i.Supplier or Owner are adjudged bankrupt under applicable bankruptcy laws by a court of competent jurisdiction and neither of the following have happened: (i) the bankruptcy estate of Supplier or the bankruptcy estate of Owner has entered into this Agreement on behalf of Supplier; or (ii) an agreement has been made between Customer and the bankruptcy estate of Supplier or the bankruptcy estate of Owner which ensures that Supplier's remaining contractual obligations to Customer under the EPC Contract (if the EPC Contract is then in effect) will be fulfilled;
ii.Insolvency, receivership, reorganization, bankruptcy, or similar proceedings shall have been commenced against Supplier or Owner and such proceedings remain undismissed or unstayed for a period of ninety (90) days, provided that Customer and the bankruptcy estate of Supplier or the bankruptcy estate of Owner have not entered into an agreement which ensures that Supplier's remaining contractual obligations under the EPC Contract will be fulfilled; or
iii.Supplier or Owner have permanently ceased to do business within the solar energy industry and have not transferred their businesses to an alternative supplier.
b.Agent shall in no event deliver the Documents to Customer if Agent receives an arbitration award or court order to the contrary issued by a tribunal having competent jurisdiction.
c.Each of Customer and Agent acknowledges and agrees that Supplier and Owner will suffer irreparable harm to their business and operations in the event that release of the Documents to Customer pursuant to the terms hereof is caused by an inaccurate Release Request Notice (defined below), and that notwithstanding any other provisions of this Agreement, Supplier and Owner may petition a court of competent jurisdiction for injunctive relief solely to prevent the release of the Documents not in conformance with the terms hereof.
4.Release Procedure. If Customer considers itself entitled to affect the release of the Documents from the Contract Escrow, the following procedures shall apply:
a.Customer shall send a notice in the form set forth in Exhibit B (a “Release Request Notice”) to Agent (with a copy to Owner and Supplier). Such Release Request Notice shall describe in detail the release conditions that have occurred and the Documents Customer desires Agent to release.
b.Within five (5) Business Days of receipt of the Release Request Notice, Agent shall send a copy of the Release Request Notice to Owner.

Exhibit BB
Form of Escrow Agreement

c.If Owner consents in writing to the request for release or if Owner does not respond to Agent within ten (10) calendar days from the date of receipt of the copy of the Release Request Notice, then Agent shall deliver the Documents set forth in such Release Request Notice to Customer immediately following the expiration of such ten (10) calendar day period.
d.If Owner objects to the release of the Documents within ten (10) calendar days from the date of its receipt of the copy of the Release Request Notice, and if Customer maintains its demands, the matters shall be resolved in accordance with the procedures set forth Section 14(e). In this case, Agent shall not deliver the Documents to Customer, but shall await the order of the arbitration panel.
e.All notices required under this Section 4 shall comply with the requirements of Section 14(c).
5.License. Customer's right to use the Documents released to it (the “Released Documents”) is subject to a limited license. Owner hereby grants to Customer a perpetual, non-exclusive, non-transferable license to use, copy, and adapt the Released Documents but only for internal use for the operation and maintenance of the PV Power Plant. CUSTOMER ASSUMES ALL RISK FROM ITS USE OF THE RELEASED MATERIALS. OWNER DISCLAIMS ALL WARRANTIES REGARDING THE RELEASED MATERIALS INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE DOCUMENTS.
6.Confidentiality.
a.Customer acknowledges that the Documents and the information contained therein are confidential and proprietary to Owner, constitute trade secrets and derive independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from their disclosure or use.
b.Customer shall protect the Released Documents against unauthorized use or disclosure with the same degree of protection the Customer uses to protect its own confidential information, but no less than reasonable care. Customer shall use the Released Documents only as expressly permitted by this Agreement, and shall limit the disclosure of Released Documents to consultants, auditors, employees, contractors, subcontractors or agents of the Customer who have a need to know such information for purposes expressly authorized by this Agreement and who are (i) bound in writing by confidentiality terms no less restrictive than those contained herein or (ii) bound by ethical requirements of their profession to keep such Released Documents confidential. The Customer shall, upon request by the Supplier or Owner, provide Supplier and/or Owner with a list of the parties to whom it has disclosed Released Documents, including a list of the documents so released and, if applicable, copies of the written confidentiality agreements with such parties. Notwithstanding anything contained herein, Customer shall not disclose, or cause to be disclosed, any Released Documents to any entity that designs, manufactures or maintains photovoltaic modules or an affiliate of any such entity (other than Supplier, Owner or their affiliates).

Exhibit BB
Form of Escrow Agreement

c.Notwithstanding anything to the contrary contained herein, the Customer may disclose Released Documents to the extent required to comply with an order of a court or legislative or regulatory body with appropriate jurisdiction (collectively “Governmental Authority”) or as required to be disclosed under law, provided that the Customer (i) provides reasonable prior written notice and a copy of the order of the Governmental Authority to the Supplier and Owner, (ii) cooperates with the Supplier and Owner if either seek to obtain a protective order or other remedy preventing or limiting disclosure, and (iii) seeks confidential treatment of any Released Documents required to be disclosed before disclosure. The Customer shall not disclose any Released Documents that it is not legally required to disclose in order to comply with the order of a Governmental Authority or applicable law.
d.Customer acknowledges that Supplier and Owner believe that the Released Documents are unique property of extreme value, and the unauthorized use or disclosure thereof would cause Supplier and Owner irreparable harm that could not be compensated by monetary damages. Accordingly, Customer agrees that Supplier or Owner may seek, from any court of competent jurisdiction, injunctive and preliminary relief to remedy any actual or threatened unauthorized use or disclosure of the Released Documents, and Customer shall not plead in defense thereto that there would be an adequate remedy at law.
e.The covenants and obligations contained in this Section 6 shall survive release of the Documents and termination of this Agreement.
7.Rights, Duties and Immunities of Agent. The acceptance by Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of Agent:
a.The duties and obligations of Agent shall be determined solely by the express provisions of this Agreement and Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement;
b.Agent shall not be liable for the correctness or completeness of the Documents;
c.Agent shall not be obliged to release anything except the Documents;
d.Agent shall not be responsible for acting in accordance with any notice or instructions which Agent in good faith believes to have been signed by the proper party; and
e.Agent shall only be liable for its gross negligence or wilful misconduct.
8.Resignation of Agent.
a.Agent shall have the right to resign after providing ninety (90) days written notice to Owner, Supplier and Customer.
b.In the event of such resignation, Owner, Supplier and Customer shall mutually agree and appoint a successor of Agent and notify Agent of such successor within such ninety (90) day notice period.

Exhibit BB
Form of Escrow Agreement

c.If no such successor can be mutually agreed by Owner, Supplier and Customer, Agent shall deposit the Documents with one of the leading banks in California. Such transfer and deposit shall be made for the account and at the expense of Customer and the Documents shall only be released (i) to Owner if Customer fails to make timely payment to such bank of any fees, costs or expenses charged by such bank to Customer or (ii) to Customer upon presentation to such bank of the documentation listed in Section 3.
d.Within thirty (30) calendar days following the receipt of the notification of the successor, Agent shall arrange for transferring the Documents to the custody of the successor. The costs of such transfer, including the payment of any new or additional escrow fees, shall be for the account and at the expense of Customer.
e.Subsequent to such complete transfer of the Documents, Agent shall be released from any and all of its obligations hereunder.
9.Escrow Fee. In consideration of the Contract Escrow being established and maintained as set forth herein, Customer shall pay to Agent the amount of (a) Three Thousand Two Hundred Fifty dollars ($3250) for establishment of the Contract Escrow and the first year of the Term, and (b) Two Thousand Two Hundred Fifty dollars ($2250) per year for each additional year of the Term (collectively, the (“Escrow Fee”). Within fifteen (15) business days of the Effective Date, Customer shall pay to Agent the entire Escrow Fee in advance for the full Term.
10.Term. This Contract Escrow deposit is made for a period of twenty (20) years from the date of the commencement of commercial operations of the PV Power Plant and shall remain in force unless expired or until such time as this Agreement has been terminated by one of the parties hereto and the notice period applicable to any such termination has expired (the “Term”).
11.Termination.
a.This Agreement can be terminated at any time by Customer or jointly by Customer, Supplier and Owner.
b.Termination shall be in writing and effective after three (3) months notice.
c.Owner may terminate this Agreement (i) if Customer is in material breach of its obligations under this Agreement and such failure is not cured within fifteen (15) days following receipt of written notice thereof, (ii) immediately upon the bankruptcy, suspension of payments, insolvency or compulsory composition of Customer or any permitted assignee of rights in the PV Power Plant, (iii) immediately upon any dismantling of the PV Power Plant or (iv) immediately upon an assignment of this Agreement by Customer in violation of the provisions of Section 14(a).

12.	Consequences of Expiration or Termination.
a.Upon expiration of this Agreement, the Documents shall be released by Agent to Owner. If Owner cannot be located, Agent shall destroy the Documents.

Exhibit BB
Form of Escrow Agreement

b.If Customer disagrees as to whether Owner or Supplier is entitled to terminate this Agreement,this Agreement shall not be terminated until Owner and/or Supplier's right to terminate has been documented by settlement or a final arbitration award.
13.Indemnification. Each party shall defend, indemnify and hold harmless the others, their corporate affiliates and their respective officers, directors, employees, and agents and their respective successors and assigns from and against any and all losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees) arising from claims asserted by third parties as a result of the negligent or intentional acts or omissions of the indemnifying party or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them. In no event shall any indemnifying party's indemnification obligations under this agreement exceed Fifty Thousand dollars ($50,000).
14.Rules of Interpretation.
a.Headings. The section headings have been inserted for convenience of reference only and shall not in any manner affect the construction, meaning or effect of anything herein contained nor govern the rights and liabilities of the parties.
b.Negative Obligations. Any obligation not to do something shall be deemed to include an obligation not to suffer, permit or cause that thing to be done.
c.Entire Agreement. The terms and conditions set forth herein constitute the complete and exclusive statement of the agreement of the parties hereto relating to the subject matter of this Agreement, superseding all previous negotiations and understandings, and may not be contradicted by evidence of any prior or contemporaneous agreement.
d.Modification or Amendment. This Agreement may only be modified or amended by an instrument in writing duly executed and delivered by the parties or their duly authorized representatives.
e.Severability.     In the event that any of the provisions, or portions or applications thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions or portions or applications thereof shall not be effected thereby and the parties shall meet and negotiate, in good faith, an equitable adjustment in the provisions of this Agreement which most nearly reflect the original intent of the parties.
f.Construction. Every term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto.
g.Waiver. Any delay, waiver or omission by a party hereto to exercise any right or power arising from any breach or default by the other party/parties of any of the terms or provisions of this Agreement shall not be construed to be a waiver of the delay, waiver or omission of the party of any subsequent breach or default of the same or other terms or provisions on the part of the other party/parties.
15.Miscellaneous Provisions.

Exhibit BB
Form of Escrow Agreement

a.Successors and Assigns. This Agreement shall not be assigned by any party hereto without the prior written approval of the other parties except as expressly set forth herein. Any proposed assignment by Customer to a purchaser of the PV Power Plant shall not be unreasonably withheld provided that (i) any letter(s) of credit issued in favor of Supplier in connection with the EPC Contract shall remain in full force and effect until Supplier is issued and accepts a replacement letter of credit and (ii) the proposed assignee or transferee (or any of its affiliates) is not engaged in the business of designing, manufacturing or servicing photovoltaic modules or their related parts or components. Notwithstanding the foregoing, (A) Customer may assign this Agreement to an affiliate to whom it transfers the PV Power Plant other than an affiliate engaged in the business of designing, manufacturing or servicing photovoltaic modules or their related parts or components provided that Customer shall give prompt written notice to Supplier and Owner of any such assignment, and (B) Supplier and Owner may each assign their respective rights and obligations under this Agreement to any of their respective affiliates or to any Person in connection with any merger or consolidation of Supplier or Owner, as the case may be, with or into such Person, or any sale, lease or transfer of all or substantially all of the assets of Supplier or Owner, as the case may be, to such Person. Notwithstanding the foregoing, Customer may assign all of its right, title and interest in, or make a collateral assignment of, this Agreement to one or more of the following: 1) any lender providing construction, interim or long-term financing (including any other refinancing thereof) in connection with the EPC Contract, any lessor under a leveraged or single-investor lease transaction, and any trustee or agent acting on their behalf, and 2) any equity investor providing financing or refinancing for the EPC Contract (collectively, the “Financing Parties”). Agent shall execute a consent to such collateral assignment, in form and substance reasonably acceptable to the Financing Parties which shall be signed by Customer and such other relevant parties such as lender and/or Financing Parties.
b.Certain Fees and Expenses. In the event that Owner, Supplier or Agent incurs any costs or expenses (including attorneys' fees or fees of accountants, consultants or other advisors) in connection with any collateral assignment to or cooperation with any person providing financial assistance or other funds to support the PV Power Plant, Customer shall reimburse Owner, Supplier and Agent for such reasonable costs and expenses upon demand therefor.
c.Notices. Any notice or communication given in connection with this Agreement shall be in writing and shall be deemed given if (i) delivered personally; (ii) sent by certified mail, return receipt requested; or (iii) sent by a recognized overnight mail or courier service, with delivery receipt requested to the addresses set forth below. Invoices are not considered notices herein and shall be sent via first class mail. Notices shall be deemed given on the date of actual receipt or if such date is a non-working day, then on the next working day thereafter.

If to Customer:	High Plains Ranch II, LLC
c/o NRG Solar LLC
5790 Fleet Street
Suite 200
Carlsbad, CA 92008
Attention: Vice President Asset Management

Exhibit BB
Form of Escrow Agreement

With a copy to:	NRG Energy, Inc.
211 Carnegie Center
Princeton, New Jersey 08540
Attn: General Counsel

If to Agent:	Escrow Associates, LLC
8302 Dunwoody Place, Suite 150
Atlanta, Georgia 30350
Attention: Contracts Administration

If to Supplier:	SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804
Attention: Contract Administrator

With a copy to:	SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804
Attention: Jeffrey Dasovitch

If to Owner:	SunPower Corporation
1414 Harbour Way South
Richmond, CA 94804
Attention: President, UPP

d.     Law and Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard to its conflict of laws rules.
e.    Arbitration. Should any dispute arise under or relating to this Agreement, the parties shall attempt to resolve such dispute through good faith negotiations between their duly authorized representatives. If the dispute cannot be resolved through such negotiations, either party may submit the dispute to arbitration. The arbitration proceedings shall (i) take place in Los Angeles, California; (ii) be conducted in accordance with Construction Industry Rules then in effect of the American Arbitration Association; (iii) consist of an arbitration panel composed of (x) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by Customer, (y) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by Owner and (z) an individual experienced in and knowledgeable of the engineering, procurement and construction of energy generating facilities selected by each of the individuals selected by Customer and Owner in clauses (x) and (y), respectively. Any decision or award of the arbitration panel shall be bound by all provisions of this Agreement and the arbitration panel shall have no authority or power to enter an award which is in conflict with any of the provisions of this Agreement. The decision or award shall be in writing and shall contain a reasoned statement of decision including findings of fact on which it is based. Absent fraud,

Exhibit BB
Form of Escrow Agreement

collusion, mistake or manifest error such findings of fact shall be final. Any decision or award of the arbitration panel may be enforced or confirmed in a court of competent jurisdiction.
[Remainder of Page Intentionally Left Blank]

Exhibit BB
Form of Escrow Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

HIGH PLAINS RANCH II, LLC

By: __________________________
Name: [•]
Title: [•]

SUNPOWER CORPORATION, SYSTEMS

By: __________________________
Name: [•]
Title: [•]

SUNPOWER CORPORATION

By: __________________________
Name: [•]
Title: [•]

ESCROW ASSOCIATES, LLC

By: __________________________
Name: [•]
Title: [•]

Exhibit BB
Form of Escrow Agreement

Exhibit A
Escrow Documents
The Documents consist of the following:
***
All escrow Documents will be submitted electronically on CD-ROM and/or DVD unless otherwise agreed.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit BB
Form of Escrow Agreement

Exhibit B

RELEASE REQUEST NOTICE

Escrow Associates, LLC
8302 Dunwoody Place, Suite 150
Atlanta, Georgia 30350
Attn: Contracts Administration

[Date]

Re: Release Request (Contract Escrow no. XXXX)

Reference is made to Contract Escrow no. XXXX entered into between High Plains Ranch II, LLC, SunPower Corporation, Systems, SunPower Corporation and Escrow Associates, LLC.

We, the Customer, hereby claim the Documents in escrow set forth below released to us, based on the following facts and circumstances:

[Insert description of facts and circumstances],

which means that release condition 3(a)(_) [insert relevant number] has occurred and has been occurring for ninety (90) days.

The Documents to be released include:
[___________].

We have with this Release Request Notice enclosed copies of any and all such evidence on which we rely on in making this claim.

We hereby declare that the use of the Documents shall solely be in accordance with the conditions of the Escrow Agreement.

Signed,

High Plains Ranch II, LLC

By:___________________
Name: ________________
Title: _________________

BB-2
Exhibit BB
Form of Escrow Agreement

EXHIBIT CC

COUNTY FISCAL AGREEMENT

AGREEMENT FOR IMPLEMENTATION OF FINANCIAL OBLIGATIONS UNDER
CONDITIONAL USE PERMIT DRC2008-00097
FOR
CALIFORNIA VALLEY SOLAR RANCH PROJECT
This Agreement For Implementation Of Financial Obligations Under Conditional Use Permit
DRC2008-00097 (“Agreement”) is entered into on the Effective Date, as set forth in Section 8.B, below, by and between High Plains Ranch II, LLC, a Delaware limited liability company (“HPR-II”) and the County of San Luis Obispo, a general law county within the State of California (the “County”).
Recitals
This Agreement is based on the following facts:
A.    HPR-II is a subsidiary of SunPower Corporation, Systems, a Delaware corporation, and is the applicant for a Conditional Use Permit DRC2008-00097 (“CUP”) authorizing the California Valley Solar Ranch project, a solar PV electricity generation facility and related infrastructure within San Luis Obispo County (“CVSR Project”).
B.    The County is a public entity and a subdivision of the State of California, having all the powers granted to counties by the California Constitution and statutes, including but not limited to the power to regulate land uses, approve or deny land use permits, and enforce conditions in such land use permits.
C.    The County has approved and issued the CUP, subject to certain Conditions of Approval, including Condition of Approval No. 12 requiring that HPR-II and County execute an agreement covering the matters set forth in this Agreement. This Agreement is intended to fulfill that Condition of Approval.
D.    The purpose of this Agreement is to definitively set forth and confirm certain Financial Obligations (defined in Section 7, below) that HPR-II is required to and has agreed to meet, to specify the timing and mechanism for compliance with such Financial Obligations, to provide for enforcement of such Financial Obligations if they are not met as required herein, to confirm that HPR-II accepts and will not challenge the Financial Obligations, and to confirm that HPR- II's performance as set forth herein will fully satisfy the Financial Obligations.
Terms
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the County and HPR-II hereby agree as follows:

1. Minimum Sales and Use Tax Revenue Receipts.
A. Situs. HPR-II shall take the following actions to maximize the County's receipt of sales and use taxes (the “CVSR Sales/Use Tax Revenues,” as further defined below) paid in connection with the construction of the CVSR Project or otherwise attributable to the CVSR Project construction (“EPC Activities”):
(1)    EPC Contract Requirements. HPR-II shall contractually require that its engineering, procurement and construction contractor (“EPC Contractor”) perform all of the following to the extent permitted by law:
(a)    Register as a Seller with the State Board of Equalization (“BOE”) and designate the CVSR Project jobsite as the business location (or sub-location) for reporting all local sales and use taxes payable that are attributable to the CVSR Project on the EPC Contractor's Sales and Use Tax Returns for all EPC Activities or, if already registered as a Seller, register for a Sub-permit for the CVSR Project jobsite. The EPC Contractor shall be required to provide a copy of its Seller's Permit or Sub-permit, showing the CVSR Project jobsite as the business location (or sub-location), to HPR-II within ten (10) days of the effective date of the EPC. contract.
(b)    Accrue and report all sales and use taxes payable that are attributable to the CVSR Project on the EPC Contractor's Sales and Use Tax Returns for all EPC Activities and attribute all such sales and use taxes to San Luis Obispo County on Schedule C of BOE Form 530.
(c)    Issue Resale Certificates and report to the CVSR business location (or sub-location) all sales of fixtures and equipment furnished in connection with the CVSR Project to the jobsite.
(d)    Authorize the County to share with HPR-II all information reported to the County concerning sales and use taxes paid by the EPC Contractor related to the CVSR Project.
(e)    Report to HPR-II not later than forty-five (45) days after the end of each calendar quarter during which it has engaged in EPC Activities the amount of sales and use taxes reported on its Combined State and Local Sales and Use Tax Return related to the CVSR Project for that calendar quarter.
(2)    Large Subcontract Requirements. HPR-II shall contractually require that its EPC Contractor require the following in any subcontract for EPC Activities for the CVSR Project (“EPC Subcontract”) that has an estimated value in excess of Five Million dollars ($5,000,000.00), and in any such smaller EPC Subcontract as HPR-II, in its discretion and to the extent allowable by law, may determine to apply these requirements:
(a) Fixtures and Equipment. If the EPC Subcontract involves furnishing fixtures and equipment (as defined in applicable BOE regulations), that the EPC Subcontractor perform all of the following to the extent permitted by law:

(i) Register as a Seller with the BOE and designate the CVSR Project jobsite as the business location (or sub-location) for reporting all local sales and use taxes payable that are attributable to CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities or, if already registered as a Seller, register for a Sub-permit for the CVSR Project jobsite. The EPC Subcontractor shall be required to provide a copy of its Seller's Permit or Sub-permit, showing the CVSR Project jobsite as the business location (or sub-location), to HPR-II and the EPC Contractor within ten (10) days of the effective date of the EPC Subcontract.
(ii) Accrue and report all sales and use taxes payable that are attributable to the CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities and attribute all such sales and use taxes to San Luis Obispo County on Schedule C of BOE Form 530.
(iii) Issue Resale Certificates and report to the CVSR business location (or sub-location) all sales of fixtures and equipment furnished in connection with the CVSR Project to the jobsite.
(iv) Authorize the County to share with HPR-II and the EPC Contractor all information reported to the County concerning sales and use taxes paid by the EPC Subcontractor related to the CVSR Project.
(v) Report to HPR-II and the EPC Contractor each quarter the amount of sales and use taxes reported on their Combined State and Local Sales and Use Tax Return related to the CVSR Project. Report to HPR-II not later than forty-five (45) days after the end of each calendar quarter during which it has engaged in EPC Activities the amount of sales and use taxes reported on its Combined State and Local Sales and Use Tax Return related to the CVSR Project for that calendar quarter.
(b) Materials. If the EPC Subcontract involves furnishing of materials (as defined in applicable BOE regulations), that the EPC Subcontractor perform all of the following to the extent permitted by law:
(i) Register either as Consumer or Seller with the BOE and designate the CVSR Project jobsite as the business location (or sub-location) for reporting all local sales and use taxes payable that are attributable to the CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities or, if already registered as a Consumer or Seller, obtain a second Consumer Use Tax Account with the CVSR Project jobsite as the business location (or sub-location). The EPC Subcontractor shall be required to provide a copy of its Seller's or Consumer's Permit or Sub-permit, showing the CVSR Project jobsite as the business location (or sub-location), to HPR-II and the EPC Contractor within ten (10) days of the effective date of the EPC Subcontract.
(ii) Accrue and report all use taxes payable that are attributable to the CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities as follows:

(1)    If registered as a Consumer, accrue and report all purchases related to the CVSR Project that are subject to use tax on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities and attribute all such use taxes to San Luis Obispo County; and for all purchases of tangible personal property in connection with the CVSR Project that are not subject to use tax, make all such purchases from vendors with a business location in unincorporated San Luis Obispo County to the maximum extent commercially reasonable.
(2)    If registered as a Seller:
(a)If the EPC Subcontract is on a lump sum or fixed price basis, follow the requirements set forth in Section l.A.(2)(a)(ii), above; and
(b)If the EPC Subcontract is on a time and materials plus tax basis, follow the requirements set forth in Section 1.A.(2)(a)(iii), above.
(iii) Authorize the County to share with HPR-II and the EPC Contractor all information reported to the County concerning use taxes paid by the EPC Subcontractor related to the CVSR Project.
(iv) Report to HPR-II and the EPC Contractor not later than forty-five (45) days after the end of each calendar quarter during which it has engaged in EPC Activities the amount of use taxes reported on its Combined State and Local Sales and Use Tax Return related to the CVSR Project for that calendar quarter.
(c) Fixtures/Equipment and Materials. If the EPC Subcontract involves furnishing of both fixtures/equipment and materials (as defined in applicable BOE regulations), that the EPC Subcontractor perform all of the requirements set forth in Sections 1.A.(2)(a) and (b) to the extent permitted by law.
(3) Small Subcontract Requirements. HPR-II shall contractually require that its EPC Contractor require the following in any EPC Subcontract that has an estimated value less than or equal to Five Million ($5,000,000.00), unless, at HPR-II's discretion, such EPC Subcontract is subjected to the Large Subcontract Requirements set forth in Section 1.A.(2), above:
(a) If the EPC Subcontractor already is registered as a Seller with the BOE, that the EPC Subcontractor:
(i) Register for a Sub-permit for the CVSR Project jobsite and designate the CVSR Project jobsite as the business location (or sub-location) for reporting all local sales and use taxes payable that are attributable to the CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities. The EPC Subcontractor shall be required to provide a copy of its Seller's Sub-permit, showing the CVSR Project jobsite as the business location (or sub-location), to HPR-II and the EPC Contractor within ten (10) days of the effective date of the EPC Subcontract.

(ii) Accrue and report all sales and use taxes payable that are attributable to the CVSR Project on the EPC Subcontractor's Sales and Use Tax Returns for all EPC Activities and attribute all such sales and use taxes to San Luis Obispo County on Schedule C of BOE Form 530.
(iii) Authorize the County to share with HPR-II and the EPC Contractor all information reported to the County concerning sales and use taxes paid by the EPC Subcontractor related to the CVSR Project.
(iv) Report to HPR-II and the EPC Contractor each quarter the amount of sales and use taxes reported on their Combined State and Local Sales and Use Tax Return related to the CVSR Project.
(b) If the EPC Subcontractor is not already registered as a Seller with the BOE, that the EPC Subcontractor make all purchases of tangible personal property in connection with the CVSR Project from vendors with a business location in unincorporated San Luis Obispo County to the maximum extent commercially reasonable.

(4) Sub-Subcontractors. HPR-II shall contractually require that its EPC Contractor ensure that the above-stated requirements for EPC Subcontractors also are required of any sub-subcontractors.

B. Minimum Tax Revenues; True-Up Obligations.

HPR-II shall ensure receipt by the County of sales and use tax revenues as follows:

(1)    CVSR Minimum Tax Revenues; CVSR True-Up Obligation.
(a)    HPR-II shall ensure that the cumulative total CVSR Sales/Use Tax Revenues, as defined below, are at least Eight Million dollars ($8,000,000.00) (“Minimum CVSR Tax Revenues”) on or before the True-Up Date (defined below). If, as of the True-Up Date, the CVSR Sales/Use Tax Revenues received by County are less than the Minimum CVSR Tax Revenues, then HPR-II shall make a payment to the County in the amount of the difference (the “CVSR True-Up Obligation”).
(b)    For purposes of this Agreement, the CVSR Sales/Use Tax Revenues shall include receipts into the following funds: The City and County Operations Fund (0.75% of the sales/use tax and referenced herein as the “Bradley Burns Tax”), the State Fiscal Recovery Fund (0.25% of the sales/use tax and referenced herein as the “Triple-Flip Tax”), and the State Local Public Safety Fund (0.50% of the sales/use tax, excluding the portion of such receipts that are required by State law to be allocated to cities within the County, referenced herein as the “Proposition 172 Tax”). The CVSR Sales/Use Tax Revenues shall be calculated and accounted for in accordance with Sections l.B.(6) and (7), below.
(2)    Single Solar Project True-Up Obligation. If. as of the True-Up Date, no building permit for construction of any portion of the Topaz Solar Farm Project, another solar PV electricity generation facility proposed to be located approximately five miles from the CVSR Project site (“Topaz Project”), which is the subject of a pending Conditional Use Permit

DRC2008-00009, has been issued by the County, then HPR-II shall make a payment to the County in the amount of Two Million Five Hundred Thousand dollars ($2,500,000.00; the “Single Solar Project Minimum Tax Revenues”), less the amount, if any, by which the cumulative total CVSR Sales/Use Tax Revenues exceed the Minimum CVSR Tax Revenues (the “Single Solar Project True-Up Obligation”), to assure that, in this event, the County receives a total of Ten Million Five Hundred Thousand dollars ($10,500,000.00) in CVSR Sales/Use Tax Revenues.

(3)     True-Up Date. The True-Up Date shall be three (3) years after final sign-off on all building permits issued for construction of the CVSR Project; provided, however, that HPR-II in its sole discretion may designate an earlier True-Up Date; and provided further that in no event shall the True-Up Date be later than December 31, 2016.

(4)    True-Up Payment Amount. On or before the True-Up Payment Date, HPR-II shall pay to County the sum of: The CVSR True-Up Obligation, if applicable, and the Single Solar Project True-Up Obligation, if applicable.
(5)    True-Up Payment Date. Payment of the CVSR True-Up Obligation, if applicable, and the Single Solar Project True-Up Obligation, if applicable, shall be due ninety (90) days after True-Up Date (the “True-Up Payment Date”). Payment shall be made by check drawn upon a U.S.-based bank or similar financial institution, paid in U.S. dollars, payable to “County of San Luis Obispo” and delivered to the County Administrative Officer by overnight courier or by wire funds. The County Administrative Officer shall provide wire instructions in writing upon HPR-II's written request.
(6)    Calculation of the CVSR Sales/Use Tax Revenues.
(a) The amount of the CVSR Sales/Use Tax Revenues, for the purposes of establishing the amount of the CVSR True-Up Obligation, if any shall be determined using the following calculation:
(i) The cumulative total amount of the Bradley Burns Tax portion of the CVSR Sales/Use Tax Revenues as of the True-Up Date using the accounting and reporting methods described in Section l.B.(7), below; plus
(ii) The cumulative total amount of Triple-Flip Tax portion of the CVSR Sales/Use Tax Revenues as of the True-Up Date using the accounting and reporting methods described in Section 1B.(7), below; plus
(iii)
(1) Unless Section l.B.(6)(d), below, applies, the sum of Section 1 .B.(6)(a)(i) and (ii), above, times a multiplier of 0.38, representing the minimum cumulative total amount of the Proposition 172 Tax portion of the CVSR Sales/Use Tax Revenues expected to be recovered by the County from the total Proposition 172 taxes attributable to the construction of the CVSR Project paid to the State (excluding the portion of such receipts that are required by State law to be allocated to cities within the County); or,

(2) If Section 1.B.(6)(d), below, applies, the cumulative total County CVSR Proposition 172 Tax Revenues (as defined and calculated pursuant to that subsection).
(b)    In the event that any new taxes are established which are paid in connection with EPC Activities for the CVSR Project and which the County receives that are not otherwise accounted for in this Agreement (“New Tax”), such New Tax shall be considered additional CVSR Sales/Use Tax Revenues and the parties shall negotiate the proper amount or calculation to be used to account for the New Tax in determining he CVSR Sales/Use Tax Revenues.
(c)    In the event that the Single Solar Project True-Up Obligation is required, the amount of that obligation shall be determined using the following calculation:
(i) Two Million Five Hundred Thousand dollars ($2,500,000.00); minus
(ii) the amount, if any, by which the cumulative total CVSR Sales/Use Tax Revenues, calculated pursuant to Section l.B.(6)(a), above (and, if applicable, Section l.B.(6)(d), below), exceeds the Minimum CVSR Tax Revenues.
(d)    The parties acknowledge that the amount of the Proposition 172 Tax portion of the CVSR Sales/Use Tax Revenues recovered by the County cannot be directly tracked due to the State's method for allocation of these tax payments. Accordingly, for purposes of this Agreement, where the CVSR True-Up Obligation or the Single Solar True-Up Obligation would be required if the CVSR Sales/Use Tax Revenues are calculated pursuant to Section l.B.(6)(a)(i), (ii) and (iii)(l), and where HPR-II has so elected, in lieu of calculating the cumulative total amount of the Proposition 172 Tax portion of the CVSR Sales/Use Tax Revenues recovered by the County pursuant to Section l.B.(6)(a)(iii)(l), the County shall calculate those revenues as described in this subsection.
(i) Definitions. For purposes of this Section l.B.(6)(d), the following definitions shall apply:
(1)    “County Taxable Measure” means the dollar amount of San Luis Obispo County countywide taxable sales and purchases subject to use tax in a calendar year, determined from the sources of data described in Section l.B.(7)(a), (b) and (d), below.
(2)    “Statewide Taxable Measure” means the dollar amount of California statewide taxable sales and purchases subject to use tax in a calendar year, determined from the sources of data described in Section l.B.(7)(a), (b) and (d), below.
(3)    “Proposition 172 Factor” means the ratio calculated by dividing the County Taxable Measure by the Statewide Taxable Measure for a calendar year.

(4)    “CVSR Taxable Measure” means the dollar amount of taxable sales and purchases subject to use tax in a calendar year, attributable to construction of the CVSR Project, derived from the sources of data described in Section l.B.(7)(a), (b) and (d), below.

(5)    “No-CVSR County Taxable Measure” means the County Taxable Measure minus the CVSR Taxable Measure for a calendar year.

(6)    “No-CVSR Statewide Taxable Measure” means the Statewide Taxable Measure minus the CVSR Taxable Measure for a calendar year.

(7)    “No-CVSR Proposition 172 Factor” means the ratio calculated by dividing the No-CVSR County Taxable Measure by the No-CVSR Statewide Taxable Measure for a calendar year.

(8)    “Statewide Proposition 172 Tax Revenues” means the Proposition 172 tax revenues received by the state for a fiscal year.

(9)    “County Proposition 172 Tax Revenues” means the Proposition 172 tax revenues received by the County for a fiscal year, excluding the portion of such revenues that are required by State law to be allocated to cities within the County.
(10)    “County No-CVSR Proposition 172 Tax Revenues” means the portion of the County Proposition 172 Tax Revenues received by the County for a fiscal year that are not attributable to the construction of the CVSR Project.
(11)    “County CVSR Proposition 172 Tax Revenues” means the portion of the County Proposition 172 Tax Revenues received by the County for a fiscal year that are attributable to the construction of the CVSR Project.
(ii) Calculation. The County CVSR Proposition 172 Tax Revenues shall be calculated as follows:
For each fiscal year, from the first fiscal year in which the County receives CVSR Sales/Use Tax Revenues, through the next fiscal year following the calendar year in which final sign-off on all building permits issued for construction of the CVSR Project occurs, the County Proposition 172 Tax Revenues shall be compared to a simulated scenario under which the CVSR Taxable Measure is excluded in order to determine the increase in the County Proposition 172 Tax Revenues that constitute the County CVSR Proposition 172 Tax Revenues.
The simulated scenario involves several steps, which are described below:
Step 1: The Proposition 172 Factor is calculated by the State Controller's Office with the results being provided to the County. To calculate the factor for a fiscal year, the State Controller's Office divides the County Taxable Measure for the calendar year prior to the start of that fiscal year into the Statewide Taxable Measure for the calendar year prior to the start of that fiscal year. (For example, the County Taxable Measure and the Statewide

Taxable Measure for calendar year 2009 is used to calculate the Proposition 172 Factor that will be applied for fiscal year July 1, 2010 - June 30, 2011.)
Step 2: The State Controller's Office then multiplies the Statewide Proposition 172 Tax Revenues each month by the Proposition 172 Factor to determine the County Proposition 172 Tax Revenues for the month. The State Controller's Office then prepares and publishes on its website a schedule showing the Proposition 172 Factor, each month's Proposition 172 Tax Revenues, and the fiscal year-to-date total Proposition 172 Tax Revenues for each county.
Step 3: Determine the No-CVSR Statewide Taxable Measure for the calendar year prior to the fiscal year being calculated and the No-CVSR County Taxable Measure for the calendar year prior to the fiscal year being calculated, and calculate the No-CVSR Proposition 172 Factor.
Step 4: Multiply the No-CVSR Proposition 172 Factor times the Statewide Proposition 172 Revenues to calculate the “County No-CVSR Proposition 172 Tax Revenues.”
Step 5: Subtract the County No-CVSR Proposition 172 Tax Revenues from the County Proposition 172 Tax Revenues to determine the County CVSR Proposition 172 Tax Revenues for that fiscal year.
After completing the above steps for each applicable fiscal year, the amounts calculated in Step 5 for each such fiscal year shall be summed, and the resulting sum shall be deemed to be the cumulative total County CVSR Proposition 172 Tax Revenues, which shall be used in lieu of the 0.38 multiplier, described in Section l.B.(6)(a)(iii)(l), above, for the purposes of establishing the amount of the CVSR True-Up Obligation, if any.
(7) Accounting and Reporting CVSR Sales/Use Tax Revenues.
County shall track and report its receipt of all CVSR Sales/Use Tax Revenues and shall use its best efforts to identify all CVSR Sales/Use Tax Revenues, including the following:
(a)    County shall procure reports from private tax analysis vendors (such as The HdL Companies) pertaining to the CVSR Project, the EPC Contractor and EPC Subcontractors, and shall review such reports, together with reports received from BOE and information submitted by HPR-II, to identify all CVSR Sales/Use Tax Revenues actually received by the County. Any amount of CVSR Sales/Use Tax Revenues withheld by the State as an administrative or processing fee shall not be identified as having been received by the County. County also shall review and verify with the State that sales or use tax payments made by the EPC Contractor and EPC Subcontractors have not been misallocated to the State pool.
(b)    Within sixty (60) days after the end of each calendar quarter commencing upon issuance of the CUP and concluding in the calendar quarter in which the True-Up Date occurs, County shall provide HPR-II (at the address set forth for Notices in Section 8.N, below) a Quarterly Report listing all CVSR Sales/Use Tax Revenues received within the past calendar quarter and a cumulative total of all such funds received through the end of the reporting quarter. If CVSR Sales/Use Tax Revenues were received by the County and documented in accordance with this section as received by the County prior to the first Quarterly Report, that first Quarterly Report shall report all such funds actually received by the County prior to that date, even if such funds were received prior to the reporting quarter, provided that the County is not required to include any such funds in its first Quarterly Report that it cannot document as having been received by the County. The last Quarterly Report shall report all funds received in the portion of the reporting quarter up to the True-Up Date; the last Quarterly Report shall be issued within sixty (60) days after the True-Up Date and shall cover the period to and including the True-Up Date, Each Quarterly Report shall separately list the CVSR Sales/Use Tax Revenues for the reporting quarter by contractor or subcontractor and shall be accompanied by copies of appropriate supporting documentation pertaining to funds received; provided, however, that nothing herein shall require the County to disclose information that is prohibited by law, except where authorization for release of information has been provided by the EPC Contractor and EPC Subcontractors as described in Section 1.A, above. Such supporting documentation shall include reports received by the County from BOE and reports procured by the County from private tax analysis vendors (such as The HdL Companies) pertaining to the CVSR Project, the EPC Contractor and EPC Subcontractors.
(c)    Until the final Quarterly Report, the County shall account for the Proposition 172 Tax portion of the CVSR Sales/Use Tax Revenues using the calculation set forth in Section l.B.(6)(a)(iii)(l). In the final Quarterly Report, the County shall account for the Proposition 172 Tax portion in the same manner, unless the CVSR True-Up Obligation or the Single Solar True-Up Obligation would be required if the CVSR Sales/Use Tax Revenues are calculated pursuant to Section l.B.(6)(a)(i), (ii) and (iii)(l), and HPR-II has made its election pursuant to Section l.B.(6)(d), in which case the County shall account in the final Quarterly Report using that calculation for the cumulative total amount of Proposition 172 Tax portion of the CVSR Sales/Use Tax Revenues as provided in Section l.B.(6)(d).
(d)    To assist County's identification of CVSR Sales/Use Tax Revenues, within fifteen (15) days after the end of each calendar quarter for which a Quarterly Report is required, HPR-II shall provide County a list identifying the EPC Contactor and all EPC Subcontractors who may have paid sales or use tax that would produce CVSR Sales/Use Tax Revenues, together with the information reported to it by the EPC Contractor and EPC Subcontractors as to the amount of sales and use taxes they have reported on their Combined State and Local Sales and Use Tax Return related to the CVSR Project for the preceding calendar quarter, as described in Section 1.A, above.
(8) Assurance of True-Up Payment. HPR-II shall secure payment of the CVSR True-Up Obligation and the Single Solar Project True-Up Obligation by providing the County with Letters of Credit (collectively, the “Tax LoCs;” individually, the “CVSR Tax LoC” and the “Single Solar Project Tax LoC,” respectively), issued by California banks or by non-California banks and subject to presentment at a California location, as follows:
(a) The Tax LoCs shall be provided prior to the issuance of the first construction permit for the CVSR Project (“Tax LoCs Delivery Date”) as follows:
(i) If, as of the Tax LoC Delivery Date, no building permit for construction of any portion of the Topaz Project has been issued, the initial amount of the Single Solar Tax LoC shall be the amount of the Single Solar Project Minimum Tax Revenues (Two Million Five Hundred Thousand dollars ($2,500,000.00)). If, prior to the Tax LoC Delivery Date, a building permit for construction of any portion of the Topaz Project has been issued, the Single Solar Tax LoC shall not be provided.
(ii) The initial amount of the CVSR Tax LoC shall be the amount of the Minimum CVSR Tax Revenues (Eight Million dollars ($8,000,000.00)), minus the cumulative total amount of CVSR Sales/Use Tax Revenues reported on the most recent Quarterly Report delivered by HPR-II to the CVSR Tax LOC issuer prior to the Tax LoCs Delivery Date.
(b)    The amount of the CVSR Tax LoC shall be reduced quarterly by the amount of CVSR Sales/Use Tax Revenues reported in the Quarterly Report for the most recent calendar quarter, with each such reduction effective upon delivery by HPR- II to the CVSR Tax LoC issuer of that Quarterly Report.
(c)    The Tax LoCs may be cancelled or extinguished upon, and shall be maintained until, the occurrence of the following:
(i) For the CVSR Tax LoC, delivery by HPR-II to the CVSR Tax LoC issuer of: (1) a Quarterly Report showing receipt by the County of the Minimum CVSR Tax Revenues prior to the True-Up Date; or (2) evidence of the payment of the CVSR True-Up Obligation, together with a Quarterly Report showing cumulative total CVSR Sales/Use Tax Revenues that, together with such payment, equal the Minimum CVSR Tax Revenues.
(ii) For the Single Solar Tax LoC, delivery by HPR-II to the Single Solar Tax LoC issuer of: (1) a copy of a building permit for construction of any portion of the Topaz Project prior to the True-Up Date; or (2) evidence of payment of the Single Solar Project True-Up Obligation, together with a Quarterly Report showing cumulative total CVSR Sales/Use Tax Revenues in excess of the Minimum CVSR Tax Revenues that, together with such payment, equal the Single Solar Project Minimum Tax Revenues.
(iii) For both the CVSR Tax LoC and the Single Solar Tax LoC, not less than two (2) weeks advance notice by HPR-II to the County.
(d)    In the event that the CVSR True-Up Obligation and/or the Single Solar Project True-Up Obligation are owed and are not paid as of the True-Up Payment Date, the County may present a demand for payment to the issuer(s) of the Tax LOCs not sooner than fifteen (15) days after the True-Up Payment Date. If not earlier cancelled or extinguished, the Tax LoCs shall automatically expire if the County has not made presentation within sixty (60) days after the True-Up Payment Date.
(e)    HPR-II may replace the Tax LoCs with substitute Tax LoCs, provided that each replacement LoC meets all applicable requirements of this Section 1.B.(8).

(9)    Conditional Obligation. HPR-II's obligation to pay the CVSR True-Up Obligation and the Single Solar Project True-Up Obligation shall not arise unless construction of the CVSR Project (ground disturbance) has commenced.

(10)    Reduced Size CVSR Project. The CVSR True-Up Obligation and the Single Solar Project True-Up Obligation have been calculated based on an assumed project size of 250 MW-AC. If the CVSR Project size is reduced due to circumstances beyond HPR-II's control, the parties may negotiate a proportionate reduction of the amount of the CVSR True-Up Obligation and the Single Solar Project True-Up Obligation, provided that the County's costs of providing services attributable to the CVSR Project are recovered in any event.
C. Dispute Resolution.
Notwithstanding any other provision of this Agreement, prior to the provision of a Notice of Default under Section 6.A, below, the parties agree to attempt in good faith to resolve any dispute as to the calculation of the CVSR Sales/Use Tax Revenues, the CVSR True-Up Obligation, the Single Solar Project True-Up Obligation, or otherwise arising under the provisions of this Section 1, through direct negotiation before pursuing litigation or any other dispute resolution procedure or remedy.
2. Financial Assurances for Decommissioning.
A.    HPR-II shall establish a Decommissioning Fund, as further described below, to provide financial assurance that HPR-II will timely complete decommissioning and restoration activities to implement the Final Closure Plan for the CVSR Project site, required under CUP Condition of Approval No. 40(j), and to restore the Project site to its pre-Project conditions.
B.    The Decommissioning Fund shall consist of a series of four (4) Letters of Credit (“Decom LoCs”) issued by California banks or by non-California banks and subject to presentment at a California location. One (1) Decom LoC shall be provided to the County prior to the completion of each of the four (4) CVSR Project phases. The phases, and the time at which their corresponding Decom LoCs shall be provided, are as follows:

Phase	Megawatts of capacity energized	Deadline for Decom LoC to be provided to County
Phase 1	21 MWac	Prior to final construction permit sign-off for the CVSR Project substation
Phase 2	63 MWac	Prior to commencement of delivery of electricity from the phase
Phase 3	126 MWac	Prior to commencement of delivery of electricity from the phase
Phase 4	40 MWac	Prior to commencement of delivery of electricity from the phase
HPR-II shall provide County with not less than two (2) weeks advance notice prior to commencement of delivery of electricity for Phases 2, 3 and 4.

C.    The amount of the Decommissioning Fund shall be calculated to fully implement the Final Closure Plan submitted to the County prior to the issuance of a construction permit as part of the HRRP pursuant to CUP Condition of Approval No. 40(j) and to restore the Project site to its pre-Project conditions. HPR-II shall pay for the County to retain a third party expert to review the submitted Final Closure Plan and confirm the adequacy of the Decommissioning Fund based on the cost estimate in the Final Closure Plan and any other considerations required to assure that the Project site is restored to its pre-Project conditions. For purposes of determining the amount of each of the Decom LoCs, the Final Closure Plan shall allocate the Decommissioning Fund based on the cost of the decommissioning and restoration activities for each of the four (4) CVSR Project phases.
D.    The Decommissioning Fund shall be adjusted for inflation every three (3) years, based on the Producer Price Index for New Industrial Building Construction published by the U.S. Bureau of Labor Statistics and also shall be adjusted for any updates to the Final Closure Plan.
E.    The County shall be entitled to use the Decommissioning Fund to implement the Final Closure Plan and to restore the Project site to its pre-Project conditions in the event that HPR-II does not timely or properly implement the Final Closure Plan or restore the Project site to its pre-Project conditions. The term “reasonable time” as used in this Section 2.E shall mean no more than nine (9) months after the County notifies HPR-II in writing that decommissioning of the CVSR Project is required; provided, however, that such notice may not be given prior to (i) expiration of the CUP, (ii) permanent cessation of operations for the CVSR Project, or (iii) a final decision by the County to revoke the CUP pursuant to San Luis Obispo County Code § 22.74.160 (or any successor provision).
F.    The County may present a demand for payment to the issuer(s) of the Decomm LoCs not sooner than fifteen (15) days after notice to HPR-II that it has failed to timely or properly implement the Final Closure Plan or restore the Project site to its pre-Project conditions. If not earlier cancelled or extinguished, the Tax LoCs shall automatically expire if the County has not made presentation within sixty (60) days after such notice.
G.    The Decomm LoCs may be cancelled or extinguished upon, and shall be maintained until, delivery by HPR-II or County to the issuer(s) of the Decomm LoCs of evidence that the County has approved the completion of the Final Closure Plan and restoration of the Project site to pre-Project conditions.
H. HPR-II may replace the Decom LoCs with substitute Decom LoCs, provided that each replacement LoC meets all applicable requirements of this Section 2.
I. In the event that HPR-II does not timely or properly implement the Final Closure Plan or restore the Project site to pre-Project conditions for whatever reason, the County undertakes to do so, and the Decommissioning Fund is inadequate to fully complete implementation of that plan and restoration of the site, HPR-II shall be liable for any amount expended by the County over the Decommissioning Fund balance.

3. Calculation and Payment of Impact Fees.
The County has determined that certain elements of the CVSR Project require payment of impact fees pursuant to the following County Ordinances or other laws: (i) Inclusionary Housing Fees (“IHF”), pursuant to San Luis Obispo County Code § 22.12.080 and Title 29; (ii) Public Facilities Fees (“PFF”), pursuant to San Luis Obispo County Code Title 18 and Ordinances adopted thereunder; and applicable School Fees (collectively, “Impact Fees”). Except as expressly set forth in this Agreement or in the Conditions of Approval of the CUP, as of the date of approval of the CUP, there are no other currently existing County impact fee Ordinances applicable to the CVSR Project.
The parties agree, and the Planning Director has determined, that the following Project Elements are subject to Impact Fees and shall be characterized according to the following Impact Fee Schedule:

	Est.	Applicable Impact Fee and Category
Project Element	Sq. Ft.	IHF	PFF
Drive motors	71,054	n/a	Industrial
Equipment Pads (inverters/transformers)	60,900	n/a	Industrial
Tracker Pier Foundations	17,279	n/a	Industrial
O & M Building	5,000	Comm'l Services/Offices	Office
Substation	3,000	n/a	Industrial
Water Tank	1,800	n/a	Industrial
Gen-tie Line Towers	848	n/a	Industrial
Reverse Osmosis Building	500	Industrial / Warehouse	Industrial
No other elements of the CVSR Project are currently subject to Impact Fees.
The square footage estimates set forth above shall be adjusted for actual square footage of structures. These amounts shall be calculated based on square footages shown on approved construction plans for the applicable building permit.
The amount of the Impact Fees for each Project Element subject to such fees, as listed above, shall be calculated based on the fee rates per square foot adopted by the County and in effect at time of issuance of the applicable building permit for that Project Element according to the land use characterization set forth above. The date for payment of each portion of the Impact Fees shall be the latest date that such payment is otherwise due under the then-applicable County regulations for the fee, unless HPR-II elects to pay earlier.
Notwithstanding the foregoing, the parties acknowledge that School Fees are assessed by the Atascadero School District and are not within the County's control.
4. Covenant Not To Challenge; Waiver.
HPR-II and County agree that this Agreement and the Conditions of Approval in the CUP requiring this Agreement are a valid exercise of the County's land use regulatory authority. HPR-II covenants and agrees that it shall not, under any circumstances, assert any challenge to the legality of this Agreement or the Conditions of Approval in the CUP requiring this

Agreement as an invalid exercise of the County's land use regulatory authority in any civil or writ proceeding and hereby waives and relinquishes any right it may have to do so. Additionally, HPR-II waives any right to appeal the designation of the Project Elements or characterization of the Project Elements, set forth in Section 3, for calculation of the Impact Fees.
5.    Agreement Part of Permit; Assignment and Assumption.
A.    From and after the Effective Date, this Agreement shall be deemed automatically to be a part of the CUP and shall be deemed to be assigned to any successor holder of the CUP as of the effective date of transfer of the CUP.
B.    Prior to any transfer of the CUP to any successor holder, HPR-II and such successor shall execute an Assignment and Assumption Agreement with respect to this Agreement, pursuant to which the successor agrees to be bound by all obligations, responsibilities and duties of HPR-II hereunder, and shall deliver a copy thereof to the County; provided, however, that the failure to comply with this Section 5.B shall not modify the effect of Section 5.A, above. The parties agree that the execution of an Assignment and Assumption Agreement in the form attached hereto as Exhibit 1 will satisfy this Section 5.B.
C.    Any other assignment of this Agreement shall require the express consent of the parties.
6.    Enforcement; Default.
A.    Notice of Default. Failure or unreasonable delay in the performance of any material provision herein shall constitute a default under this Agreement. In the event of a default, the party alleging such default shall give the defaulting party not less thirty (30) days' written notice of default (“Notice of Default”). The Notice of Default shall specify the nature of the alleged default and a reasonable manner and period of time in which said default may be satisfactorily cured. A Notice of Default shall be given in the manner set forth in Section 8.N, below.
B.    Cure Period. Within thirty (30) days of the date a Notice of Default is given, the defaulting party shall provide evidence establishing it was never, in fact, in default or shall cure the default; provided, however, that if the nature of the alleged default is such that it cannot be reasonably cured within such 30-day period, the commencement of the cure within such time period and the diligent prosecution to completion of the cure shall be deemed a cure within such period. During any period of curing, the party charged shall not be considered in default for purposes of enforcement of this Agreement. If the default is cured, then no default shall exist or be deemed to have existed and the noticing party shall take no further action. After proper notice and the expiration of such cure period without cure, enforcement may be undertaken as set forth herein.
C.    Enforcement. This Agreement may be enforced as a contract with all applicable remedies at law or equity. In addition to any other remedies available to the County, County may enforce this Agreement as part of the CUP in the same manner and to the same extent as may be applied to the enforcement of a Condition of Approval in the CUP pursuant to applicable law. Either party may avail themselves of the remedies provided herein or otherwise available at law or equity.
D. Enforced Delay: Extension of Time of Performance. No party shall be deemed in default of its obligations under this Agreement where a delay or default is due to an act of God, natural disaster, accident, breakage or failure of equipment, enactment of conflicting federal or state laws or regulations, third-party litigation, strikes, lockouts or other labor disturbances or disputes of interruption of services by suppliers thereof, unavailability of materials or labor, rationing or restrictions on the use of utilities or public transportation whether due to energy shortages or other causes, war, civil disturbance, riot, or by any other severe and unforeseeable occurrence that is beyond the control of that party (collectively, “Enforced Delay”); provided, however, the parties agree a delay that results solely from unforeseen economic circumstances shall not constitute an Enforced Delay for purposes of this Section 6.D. Performance by a party of its obligations under this Agreement shall be excused during, and extended for a period of time equal to, the period (on a day-for-day basis) for which the cause of such Enforced Delay is in effect.

7.	No Other Financial Obligations; Satisfaction of Condition of Approval
No. 12.
The monies received by the County under this Agreement, including the CVSR Sales/Use Tax Revenues, True-Up Payment, and Assurance of True-Up Payment described in Section 1, the payments into the Decommission Fund described in Section 2, and the Impact Fees described in Section 3 shall constitute the total and exclusive amount of payments and other financial obligations owed by HPR-II to County pursuant to Condition of Approval No. 12 of the CUP. The Financial Obligations of HPR-II under this Agreement shall consist of: (a) the CVSR True-Up Obligation, if applicable, and the Single Solar Project True-Up Obligation, if applicable; (b) the Tax LoC; (c) the Decom LoCs; (d) the payment under Section 2(I), if applicable; and (e) the payment of the Impact Fees.
The execution of this Agreement fully satisfies Condition of Approval No. 12 of the CUP.
8.    Miscellaneous.
A.    Recitals are true: exhibits are incorporated. The Recitals to this Agreement are true and correct, and are a part of this Agreement. Any exhibits to the Agreement are fully incorporated into and are an integral part of this Agreement.
B.    Effective Date. This Agreement shall be effective on and as of June 17, 2011 (the “Effective Date”). Unless lawfully terminated earlier or unless extended, this Agreement shall terminate upon completion of the decommissioning of the CVSR Project or reimbursement therefore pursuant to Section 2 of this Agreement.
C.    Governing law, jurisdiction, and venue. The interpretation, validity, and enforcement of this Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Any suit, claim, or legal proceeding of any kind related to this

Agreement shall be filed and heard in a court of competent jurisdiction in the County of San Luis Obispo, State of California.
D.    Modification. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by all parties.
E.    Waivers. Waiver of breach or default under this Agreement shall not constitute a continuing waiver of a subsequent breach of the same or any other provision of this Agreement.
F.    Severability. If any term of this Agreement (including any phrase, provision, covenant, or condition) is held by a court of competent jurisdiction, or other judicial official, to be invalid or unenforceable, the Agreement shall be construed as not containing that term, and the remainder of this Agreement shall remain in full force and effect; provided, however, this subsection shall not be applied to the extent that it would result in a frustration of the parties' intent under this Agreement.
G.    Invalidity of Agreement. If this Agreement in its entirety is finally determined by a court to be invalid or unenforceable under State law, this Agreement shall automatically terminate as of the date of final entry of judgment, including any appeals. In this event, the parties agree to negotiate in good faith and to enter into a new agreement that would most closely match the expressed intent of this Agreement and complies with the requirements of Condition 12 of the CUP without the portion(s) of this Agreement that was determined by the court to cause the Agreement to be invalid or unenforceable.
H. Entire Agreement. This Agreement, including all documents incorporated herein by reference, comprises the entire integrated understanding between the parties. This Agreement supersedes all prior negotiations, agreements, and understandings regarding this matter, whether written or oral.
I. Authorship. Each party and counsel for each party has reviewed and revised this Agreement, which shall be deemed to have been equally drafted by each of the parties. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment of it.
J. Binding Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.
K. No Third Party Beneficiaries. No person other than the parties hereto and their successors and assigns shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement.
L. Signatures. The individuals executing this Agreement represent and warrant that they have the right, power, legal capacity, and authority to enter into and to execute this Agreement on behalf of the respective legal entities on whose behalf they are signing. This Agreement may be executed in counterparts and shall be fully effective as if signed by all parties whether or not the signatures of all the parties appear on the original or on any one copy of this Agreement and a facsimile signature shall be enforceable as an original.
M. Captions. The caption headings provided herein are for the convenience of the parties only and shall not affect the construction of this Agreement.
N.     Notices. Any notice allowed or required to be provided by one party to the other party hereunder shall be in writing, sent by overnight courier (signature required) or U.S. Mail (Certified and Return Receipt), and addressed as follows:
To HPR-II: Legal Department
SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804
To County: County Counsel
San Luis Obispo County
1055 Monterey Street
San Luis Obispo, CA 93408
A notice shall be deemed to have been given on the second business day following deposit. A party may provide notice of a change of address in writing.
O. Attorney's fees. In any legal action to enforce this Agreement, the parties shall bear their own attorneys' fees and costs.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement to be effective as of the Effective Date.

High Plains Ranch II, LLC		County of San Luis Obispo
By:		By:	[Graphic appears here]
	Paul McMillan Its: President		Adam Hill Chair of the Board of Supervisors

By:		Approved as to form and legal effect:
	Name: Its:		WARREN R. JENSEN, County Counsel

		By:	[Graphic appears here]
Chief Deputy County Counsel

Exhibit List:

1.	Assignment and Assumption of Agreement form

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement to be effective as of the Effective Date.

High Plains Ranch II, LLC		County of San Luis Obispo
By:	[Graphic appears here]	By:
	Paul McMillan Its: President		Adam Hill Chair of the Board of Supervisors

By:	[Graphic appears here]	Approved as to form and legal effect:
	Name: Its:		WARREN R. JENSEN, County Counsel

By:
Chief Deputy County Counsel

Exhibit List:

1.	Assignment and Assumption of Agreement form

Exhibit 1
ASSIGNMENT AND ASSUMPTION AGREEMENT
This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is entered into on [effective date], by and between [name of Assignor], a [type of entity and jurisdiction of formation] (“Assignor”), and [name of Assignee], a [type of entity and jurisdiction of formation] (“Assignee”).
WHEREAS, Assignor is a party to that Agreement For Implementation Of Financial Obligations Under Conditional Use Permit DRC2008-00097, dated    , 2011, by and among High Plains Ranch II, LLC, a Delaware limited liability company ( “HPR-II”) and the County of San Luis Obispo, a general law county within the State of California (the “County”), [Insert further Recital(s) reporting any amendments and/or prior assignments of the Agreement.]
WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume from Assignor, all of the right, title, interest, liability and obligation of Assignor under the Agreement, on the terms and subject to the conditions set forth in this Assignment.
NOW, THEREFORE, for value received and intending to be legally bound, the parties agree as follows:
1.Assignor hereby sells, assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in and under the Agreement.
2.Assignee hereby accepts the foregoing assignment, and hereby assumes, agrees and undertakes to pay, perform and discharge all liabilities and obligations of Assignor under the Agreement.
3.Assignee hereby agrees to indemnify, defend and hold harmless Assignor, its shareholders, directors, officers, advisors, consultants, representatives, employees, agents and successors and assigns (“Assignor's Agents”) from and against any and all losses, claims, suits, proceedings, damages, judgments, penalties, and liabilities arising out of, resulting from or in any way related to the obligations of Assignor under the Agreement, whether such obligations arose, were caused by or existed prior to the effective date of this Assignment.
4.Each of the parties hereto agrees to execute and deliver all such further transfers, assignments, conveyances and assurances, and to use reasonable efforts to obtain such consents, as may reasonably be requested by the other party in order to effect the full assignment of the Agreement to Assignee as contemplated herein.
5.This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

6.The County of San Luis Obispo shall be deemed and considered to be a third party beneficiary of this Assignment.
7.None of the provisions of this Assignment may be waived, changed or altered except in a writing signed by all of the parties hereto, and this Agreement may not be changed or altered without the express written consent of the County of San Luis Obispo.
8.This Assignment shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflict of laws.
9.In the event of a conflict between the terms and conditions of this Assignment and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall govern, supersede, and prevail.
10.This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of the day and year first above written.

[Assignor]

By:
Name: Title:

[Assignor]
By:
Name: Title:

EXHIBIT DD

FORM OF SUBORDINATION AGREEMENT

Recording requested by and when recorded
return to:

U.S. Department of Energy LP 10
1000 Independence Avenue, SW
Washington D.C. 20585

(Space above for Recorder's Use)
NOTICE: THIS AGREEMENT RESULTS IN YOUR LIEN OR RIGHTS TO A LIEN BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE INTEREST ACQUIRED BY THE PARTIES TO THE INSTRUMENTS DESCRIBED HEREIN AND ANY AMENDMENTS THERETO.
THE STATE OF CALIFORNIA
COUNTY OF SAN LUIS OBISPO
SUBORDINATION AGREEMENT
THIS SUBORDINATION AGREEMENT (this “Agreement”) is executed on the date set forth below to be effective as of _____________________, 2011 (the “Effective Date”) by SUNPOWER CORPORATION, SYSTEMS (the “Contractor”), whose address is 1414 Harbor Way South, Richmond, California 94804, for the benefit of PNC BANK, NATIONAL ASSOCIATION, doing business as MIDLAND LOAN SERVICES, a division of PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, and together with its successors and assigns in such capacity, the “Beneficiary”), whose address is _____________________, as beneficiary under that certain CONSTRUCTION AND PERMANENT LEASEHOLD DEED OF TRUST WITH ASSIGNMENT OF RENTS AND FIXTURE FILING (the “Deed of Trust”), recorded concurrently herewith in the Official Public Records of San Luis Obispo County, California. Capitalized terms used but not defined herein have the meanings given to such terms in the Loan Guarantee Agreement (as defined below).

Exhibit DD
Form of Subordination Agreement

WITNESSETH:
WHEREAS, High Plains Ranch II, LLC, a Delaware limited liability company (the “Borrower”), is the lessee or easement grantee of that certain real property located in San Luis Obispo County, California (the “Property”) as described on Exhibit A attached hereto, all as more particularly described in the Deed of Trust for the use of the Property for solar electrical generation purposes, including but not limited to converting solar energy into electrical energy, and collecting and transmitting such electrical energy through underground and overhead lines as provided therein;
WHEREAS, Borrower, the U.S. Department of Energy, as guarantor, and as loan servicer (the “DOE”) have entered into that certain Loan Guarantee Agreement, dated [_________, 2011] (the “Loan Guarantee Agreement”), whereby Borrower has requested that the Federal Financing Bank, a body corporate and instrumentality of the United States of America (the “FFB”), make advances to Borrower with respect to the Project (as defined below) pursuant to the Financing Documents upon the terms and subject to the conditions set forth therein, pursuant to which Borrower's obligations shall be secured by the Deed of Trust;
WHEREAS, Borrower desires to develop, finance, construct, own and operate an approximately 250 MW AC gross megawatt photovoltaic power plant, known as California Valley Solar Ranch (the “Project”) on the Property;
WHEREAS, Borrower has engaged Contractor, to provide design, engineering, procurement, construction, management, commissioning and start up services for the Project upon the Property, including all equipment, facilities, materials, and supplies to be installed thereon (the “Improvements”) as set forth in that certain Engineering, Procurement and Construction Agreement, dated August [__], 2011, by and between Borrower and Contractor (the “EPC Contract”);
WHEREAS Contractor and Beneficiary desire to confirm their understanding with respect to the priority of lien rights under the EPC Contract and the Deed of Trust;

Exhibit DD
Form of Subordination Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:
1.    Subordination. For good and valuable consideration, and in consideration of the agreement by DOE to guaranty loans made by FFB to Borrower for the Project, Contractor hereby unconditionally and irrevocably agrees (and, acting herein by and through its duly authorized agent, hereby agrees) that any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens under the Constitution or statutes of the State of California) owned, claimed or held, and all liens, rights and interests to be owned, claimed or held by Contractor in and to the Property, the Project and/or the Improvements, whether pursuant to the EPC Contract or otherwise, whether now or hereafter constructed thereon, or any part thereof, and whether real or personal property, affixed to or severed or severable from the Property, the Project and/or the Improvements are and shall be in all things second, subordinate and inferior to all liens and security interests now existing or hereafter created for the benefit of the Beneficiary, its successors and assigns, and securing payment of the indebtedness under the Loan Guarantee Agreement or the FFB Promissory Notes issued thereunder (collectively, the “Indebtedness”), or any renewal, extension or rearrangement of any of same, and including, without limitation, those created under and by virtue of the Deed of Trust or any other deed of trust executed or to be executed by Borrower as security for the Indebtedness, and covering and affecting the Property and recorded or to be recorded in the Official Public Records of San Luis Obispo County, California.
2.    General Provisions.
(a)    Each party shall, from time to time, take such actions, execute, file and record such documents and agreements, and provide such certificates, as any other party may reasonably request to carry out and permit the exercise and performance of the rights and obligations, as are contemplated hereunder, and to effectuate the purpose and intent of this Agreement.
(b)    This Agreement shall be governed by and construed under the laws of the State of California,

Exhibit DD
Form of Subordination Agreement

except as required by mandatory provisions of law. This Agreement may not be amended or modified except by an agreement in writing signed by the party to be charged. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
[Signature Page Follows]

Exhibit DD
Form of Subordination Agreement

IN WITNESS WHEREOF, the Contractor, through its officers or other representatives thereunto duly authorized, has executed this Agreement as of the date set forth below to be effective as of the Effective Date.

SUNPOWER CORPORATION, SYSTEMS
a Delaware corporation

By: ______________________________
Name: ____________________________
Title: ____________________________

Dated: ______________________, 2011

Exhibit DD
Form of Subordination Agreement

STATE OF CALIFORNIA	)
) ss.
COUNTY OF__________________)

On__________________________, 2011, before me,____________________, personally appeared
_________________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________________
Notary Public

[SEAL]

Exhibit DD
Form of Subordination Agreement

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY

Exhibit DD
Form of Subordination Agreement

EXHIBIT EE

FORM OF MATERIALS AND EQUIPMENT SUPPLY AGREEMENT

MATERIALS AND EQUIPMENT SUPPLY AGREEMENT

between

HIGH PLAINS RANCH II, LLC

and

SUNPOWER CORPORATION, SYSTEMS

for

The supply of certain PV Modules and Inverter Equipment for the
250 MW AC design capacity California Valley Solar Ranch photovoltaic power project

Dated as of [_________] __, 2011

Exhibit EE
Form of Materials and Equipment Supply Agreement

1.	Defined Terms	1
2.	Scope of PV Plant Hardware Delivered	1
3.	Scope of Agreement	2
4.	Provision of Separate PV Plant Hardware Components	2
5.	Payment	3
6.	Termination	3
7.	Title and Freight	3
8.	Limitations of Liability and Remedies	3
9.	Governing Law	4
10.	Validity	4
11.	Taxes	4
12.	No Oral Modifications	4
13.	Captions	4
14.	Counterparts	5
15.	Authority	5
16.	Complete Agreement	5

SCHEDULES

Schedule A    -    Owner Notice

Schedule B    -    Separate PV Plant Hardware Components

Schedule C    -    Amount and Timing of Payment

Exhibit EE
Form of Materials and Equipment Supply Agreement

[Form of] MATERIALS AND EQUIPMENT SUPPLY AGREEMENT

This Materials and Equipment Supply Agreement (this "Agreement") is made effective as of [_______ __], 2011 (the “Effective Date”) between High Plains Ranch II, LLC ("Owner") and SunPower Corporation, Systems ("Supplier"). (Owner and Supplier are sometimes referred to individually as “Party” and collectively as “Parties”.)

WHEREAS, Owner and Supplier (the latter in its capacity as Contractor) have entered into that certain Engineering, Procurement and Construction Agreement dated [_______ __], 2011 (the “EPC Contract”) for the construction of the Plant, including the supply of PV Plant Hardware (as defined in the EPC Contract).

WHEREAS, Owner and Supplier, have agreed certain PV modules that satisfy the requirements of Section 9.5 of the EPC Contract (“PV Modules”) and/or certain inverter equipment that satisfies the requirements of Section 9.4 of the EPC Agreement (“Inverter Equipment”), which are part of the PV Plant Hardware to be incorporated into the Plant, will be procured by Supplier for Owner under this Agreement, rather than under the EPC Contract, on the terms hereunder.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1.	DEFINED TERMS

Unless otherwise defined herein, all capitalized terms shall have the meaning given such terms in the EPC Contract.

2.	SCOPE OF PLANT HARDWARE DELIVERED

(a)     Consistent with that certain written notice from Owner to Supplier, originally dated _____, 2011 provided pursuant to Section 9.6.1 of the EPC Agreement (the “Owner Notice”), attached to this Agreement as Schedule A, Supplier shall supply and deliver to Owner, or shall cause the separate delivery and sale to Owner from the vendor of PV Modules and/or Inverter Equipment having an aggregate purchase price specified in the Owner Notice, which PV Modules and/or Inverter Equipment are to be incorporated into such Phase(s) of the PV Power Plant as described in the Owner Notice.

(b)     Supplier hereby specifies in Schedule B attached to this Agreement (and the Owner Notice is deemed amended to reflect this specification) that quantity of PV Modules and/or Inverter Equipment (collectively, the “Separate PV Plant Hardware Components”) required to be separately sold under this Agreement in order to result in the net aggregate price of such Separate PV Plant Hardware Components to equal the amounts specified below for each Phase:

Phase I:        ***

Phase II:    ***, and

Phase III:    ***, and

Phase IV:    ***.

Supplier shall take sufficient steps to identify each item of Separate PV Plant Hardware Componet by

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit EE
Form of Materials and Equipment Supply Agreement

specific serial number and to maintain that specific identification (including the ability to track the location and use of each Separate PV Plant Hardware Component) for the Separate PV Plant Hardware Components to be incorporated into each Phase, including specifically identifying such Separate PV Plant Hardware Components by separate serial number during delivery to, storage at and delivery from any warehouse agreed to pursuant to Section 4 of this Agreement.

3.	SCOPE OF AGREEMENT

Except as specifically set forth herein, the obligations of the Parties relating to the procurement, delivery and installation of, and payment for, the Separate PV Plant Hardware Components, as well as all warranty obligations related to the Separate PV Plant Hardware Components, shall be performed in accordance with the terms and conditions of the EPC Contract. Except as specifically set forth herein, nothing herein shall limit or expand the rights, duties or obligations, including warranty obligations related to the Separate PV Plant Hardware Components, of either Party under the EPC Contract. The Parties agree that where there is a conflict between the provisions of this Agreement and the EPC Contract (including, without limitation, the passage of title and risk of loss and applicable limitations upon remedies and damages), the provisions of this Agreement shall control.

4.	PROVISION OF SEPARATE PV PLANT HARDWARE COMPONENTS

Supplier hereby agrees to deliver, or cause delivery, of the Separate PV Plant Hardware Components to a warehouse or other location as shall be reasonably agreed to by Owner and Supplier not later than *** months following the time that payment is made for the relevant Separate PV Plant Hardware Components pursuant to Section 5 of this Agreement. To the extent that such delivery is to a bonded warehouse within or outside of the United States or the manufacturing facility of an affiliate of the Supplier, the parties agrees that such warehouse or affiliate will act as a warehouseman bailee for the Owner. ***

5.    PAYMENT

The amount and timing of payment due for the Separate PV Plant Hardware Components is set forth in Schedule C of this Agreement (the “Separate PV Plant Hardware Component Price”). The payments made hereunder are exclusive of any sales, use, gross receipts and compensating Taxes, the liability for which shall be determined under Section 11 of this Agreement. All amounts paid under this Agreement, excluding any payment or reimbursement for sales, use, gross receipts and compensating Taxes, shall be credited toward the Contract Price under the EPC Contract. For the avoidance of doubt, none of Owner, its Affiliates or assignees of this Agreement shall retain any kind of security interest over the payments made for the Separate PV Plant Hardware Components.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit EE
Form of Materials and Equipment Supply Agreement

6.	TERMINATION

This Agreement shall be deemed automatically terminated upon any termination of the EPC Contract in respect of any Separate PV Plant Hardware Components for which no payment has been made pursuant to Section 5 of this Agreement. For the avoidance of doubt, this Agreement shall not terminate, but shall continue, in respect of those Separate PV Plant Hardware Components for which Owner has made any payment under Section 5 of this Agreement, notwithstanding the termination of the EPC Contract or the resulting termination for any Separate PV Plant Hardware Components for which no payment has been made by Owner, pursuant to the first sentence of this Section 6. Owner shall not have the remedy of returning any nonconforming PV Modules or Inverter Equipment for a full refund upon breach or cancellation of this Agreement.

7.	TITLE AND RISK OF LOSS

Owner shall take title to the PV Modules and/or Inverter Equipment sold to it under this Agreement upon delivery of the PV Modules and/or Inverter Equipment to the warehouse or other agreed-upon storage location, as set forth in Section 4 of this Agreement, and Owner shall assume risk of loss, damage or destruction, for such PV Modules and/or Inverter Equipment upon that delivery. Supplier shall be responsible for any loss or damage to PV Modules and/or Inverter Equipment that are separately sold under this Agreement due to the failure of the Supplier to properly preserve, package, or handle those PV Modules or Inverter Equipment.

8.	LIMITATIONS OF LIABILITY AND REMEDIES

(a)     The aggregate damages or liability incurred by a Party in respect of its obligations under this Agreement shall be determined as provided under the EPC Contract; provided that in no event shall any limitation on such aggregate damages or liability in respect of breach of an obligation under this Agreement be  less than *** of the amount due and payable to Supplier for the Separate PV Plant Hardware Components under Section 5 of this Agreement; and provided, further, that in the event payment of damages or liability under this Section 8(a) would otherwise cause the aggregate damages or liability incurred by a Party in respect of its obligations under both this Agreement and under the EPC Contract to exceed the maximum amounts provided under the EPC Contract, the relevant damages payable or liability under Section 8(a) shall not be reduced, but the relevant damages payable or liability due under the EPC Contract shall be reduced dollar-for-dollar by such excess amount; and

(b)    Supplier shall have no responsibility for Owner's obtaining the Cash Grant and under no circumstances shall Supplier incur any liability, including direct or consequential damages, as a result of Owner's failure to apply for, obtain, or continue to be eligible for the Cash Grant, except to the extent provided in the EPC Contract.

9.	GOVERNING LAW

Interpretation of this Agreement and performance thereof shall be determined by the internal laws of the State of State of California, excluding any of its conflicts of laws provisions that would require the application of the laws of another jurisdiction. Any dispute or matter in question between the Parties arising out of or related to this Agreement shall be resolved pursuant to the procedures set forth in Section 33.2 of the EPC Contract.

10.	VALIDITY/DIVISIBILITY

The Parties intend that this Agreement (a) constitute a binding written contract for purposes of the

Exhibit EE
Form of Materials and Equipment Supply Agreement

Cash Grant Guidance, and (b) not constitute an option to acquire or sell property for purposes of the Cash Grant Guidance, and shall be interpreted and applied in a manner consistent with the Cash Grant Guidance. If one or more of the provisions of this Agreement shall be found, by a court with proper jurisdiction, to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement. The Parties agree to attempt to substitute for any illegal, invalid or unenforceable provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives of the illegal, invalid or unenforceable provision. For the avoidance of doubt, the Parties agree that the obligations and rights under this Agreement are divisible from the Work and Services provided and/or sold under the EPC Agreement. The Parties also agree that this Agreement is divisible in respect of the obligations and rights for each Separate PV Plant Hardware Component sold under this Agreement.

11.	TAXES

Liability for all Taxes relating to the deliveries, payments and performance of other obligations under the Agreement shall be determined as if such deliveries, payments and performance of obligations were made as part of the EPC Contract, and not under this separate Agreement.

12.	NO ORAL MODIFICATIONS

No modification of any provisions of this Agreement shall be valid unless in writing and signed by authorized representatives of the party against whom such modification is ought to be enforced.

13.	CAPTIONS

The captions in this Agreement are for convenience and reference only and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement.

14.	COUNTERPARTS

This Agreement may be executed in counterparts which, taken together, shall constitute a single instrument.

15.	AUTHORITY

Each individual executing this Agreement on behalf of Owner and Supplier represents and warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of said party and that this Agreement is binding upon said party in accordance with its terms.

Exhibit EE
Form of Materials and Equipment Supply Agreement

16.	COMPLETE AGREEMENT

This Agreement and the EPC Contract constitute the complete and entire Agreement between the Parties with respect to the Plant and the Work, and supersedes any previous communications, representations or agreements, whether oral or written, with respect to the subject matter hereof. There are no additions to, or deletions from, or changes in, any of the provisions hereof, and no understandings, representations or agreements concerning any of the same, which are not expressed herein, unless stated below. THE PARTIES HEREBY AGREE THAT NO TRADE USAGE UNDER THIS AGREEMENT SHALL BE A PART OF THIS AGREEMENT OR SHALL BE USED IN THE INTERPRETATION OR CONSTRUCTION OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date written above.

SUNPOWER CORPORATION, SYSTEMS By: ___________________________	HIGH PLAINS RANCH II, LLC By: ___________________________

Exhibit EE
Form of Materials and Equipment Supply Agreement

Schedule A

Section 9.6.1 EPC Agreement Owner Notice

EE-1
Exhibit EE
Form of Materials and Equipment Supply Agreement

Schedule B

SEPARATE PLANT HARDWARE COMPONENTS

Exhibit EE
Form of Materials and Equipment Supply Agreement

Schedule C

AMOUNT AND TIMING OF PAYMENT

Exhibit EE
Form of Materials and Equipment Supply Agreement

EXHIBIT FF

CONTRACTOR LETTER OF CREDIT

[Form of Letter of Credit]
IRREVOCABLE STANDBY LETTER OF CREDIT
Deutsche Bank AG, New York Branch        Letter Of Credit No. [_______]
60 Wall Street, 22nd floor                 Irrevocable Standby Letter Of Credit
New York, NY 10005

Date of Issue: [________], 20__    Stated Expiration Date: December 26, 2011

Applicant:                         Stated Amount: USD $***
SunPower Corporation, Systems
1414 Harbour Way South
Richmond, CA 94804

Beneficiary:
High Plains Ranch II, LLC
c/o NRG Solar LLC
1301 McKinney Street; Suite 2300
Houston, TX 77010
Attn: Director, Procurement

Credit Available With: [__________]

Ladies and Gentlemen:
At the request and for the account of SunPower Corporation, Systems (the “Applicant”), we hereby establish in favor of High Plains Ranch, II, LLC (the “Beneficiary”), in connection with the Equipment, Procurement, & Construction Agreement dated on or about September 28, 2011 (as amended, restated, amended and restated or otherwise modified, the “Agreement”), by and between the Applicant and the Beneficiary, this Irrevocable Standby Letter of Credit no. [_____] (this “Letter of Credit”) expiring on December 26, 2011 (the “Stated Expiration Date”).

We irrevocably authorize you to draw on this Letter of Credit, in accordance with the terms and conditions hereinafter set forth, in any amount up to the Available Amount (as defined below) available against presentation of a dated drawing request drawn on Deutsche Bank AG, New York Branch manually signed by a purported authorized officer of the Beneficiary completed in the form of Annex 1 hereto (a “Drawing Request”). Partial drawings are allowed under this Letter of Credit. Each Drawing Request honored by us shall immediately reduce the amount available to be drawn hereunder by the amount of the payment made in satisfaction of such Drawing Request (each, an “Automatic Reduction”).

On any given date, the Stated Amount (as set forth on the first page of this Letter of Credit) minus any Automatic Reductions plus any amounts reinstated pursuant to the terms hereof plus any amounts increased pursuant to the terms and conditions hereto shall be the aggregate amount

FF-1
Exhibit FF
Contractor's Letter of Credit

available hereunder (the "Available Amount").

Drawing Requests and all communications with respect to this Letter of Credit shall be in writing, addressed or presented in person to us at: 60 Wall Street, 22nd Floor, New York, NY 10005, Attn: Trade Services Department, referencing this Letter of Credit No. [_____]. In addition, presentation of a Drawing Request may also be made by fax transmission to (212) ***, or such other fax number identified by us in a written notice to you. To the extent a Drawing Request is made by fax transmission, you must (i) provide telephone notification to us at (212) *** prior to or simultaneously with the sending of such fax transmission and (ii) send the original of such Drawing Request to us by overnight courier, at the same address provided above; provided, however, that our receipt of such telephone notice or original documents shall not be a condition to payment hereunder. Presentation of the original of this Letter of Credit shall only be required for any drawing of the entire Available Amount.

If a Drawing Request is presented in compliance with the terms of this Letter of Credit to us at such address or facsimile number by 11:00 a.m., New York City time, on any Business Day, payment will be made not later than the close of business, New York City time, on such Business Day and if such Drawing Request is so presented to us after 11:00 a.m., New York City time, on any Business Day, payment will be made on the following Business Day not later than the close of business, New York City time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as is set forth below.

As used in this Letter of Credit, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to remain closed in the State of New York.

This Letter of Credit shall expire on the earliest to occur of (1) our receipt of written confirmation from the Beneficiary authorizing us to cancel this Letter of Credit accompanied by the original of this Letter of Credit; (2) the close of business, New York time, on the date (the “Early Expiration Date”) specified in a notice of early expiration in the form of Annex 2 hereto sent by us to the Beneficiary and the Applicant by courier, mail delivery or delivery in person or facsimile transmission and stating that this Letter of Credit shall terminate on such date, which date shall be no less than thirty (30) days after the date of such notice, with the Beneficiary remaining authorized to draw on us prior to such Early Expiration Date in accordance with the terms hereof; or (3) the Stated Expiration Date. It is a condition of this letter of credit that it shall be deemed automatically extended without an amendment for a one year period beginning on the present expiry date hereof and upon each anniversary of such date but not to extend beyond ***, unless at least sixty (60) days prior to any such expiry date we have sent you written notice ( the “Notice of Non-Renewal”) by regular, registered mail, facsimile, or courier service that we elect not to permit this letter of credit to be so extended beyond, and will expire on its then current expiry date. No presentation made under this letter of credit after such expiry date will be honored. To the extent a Notice of Non-Renewal has been provided to the Beneficiary and Applicant in accordance herewith the Beneficiary is authorized to draw on us up to the Available Amount of this Letter of Credit, by presentation to us, in the manner and at the address specified in the third preceding paragraph, of a Drawing Request completed in the form of Annex 1 hereto and sent and purportedly signed by the Beneficiary's authorized officer.

Exhibit FF
Contractor's Letter of Credit

This Letter of Credit is effective immediately.

In the event that a Drawing Request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of same stating the reasons therefor and shall upon receipt of the Beneficiary's instructions, hold any nonconforming Drawing Request and other documents at your disposal or return any non-conforming Drawing Request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission. Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying Drawing Request in accordance with the terms of this Letter of Credit.

This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except for Drawing Requests and certificates.

This Letter of Credit is transferable, in its entirety upon presentation to us of a signed transfer certificate in the form of Annex 3 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to its successor all of its rights hereunder, whereupon we will either issue a substitute letter of credit to such successor or endorse such transfer on the reverse of this Letter of Credit.

You have notified us that the Beneficiary has collaterally assigned this Letter of Credit to PNC BANK, NATIONAL ASSOCIATION, doing business as MIDLAND LOAN SERVICES, a division of PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent, acting on behalf of the Secured Parties, as defined in that certain Loan Guarantee Agreement, dated on or about September 28, 2011, between the Borrower, the Department of Energy, in its capacity as guarantor and the Department of Energy, in its capacity as loan servicer. We hereby consent to such collateral assignment.

We further consent, that, upon the presentation by the Beneficiary of the Drawing Request on terms and conditions set forth in this Letter of Credit, we will wire the amounts requested in such Drawing Request to the following account:

PNC Bank, N.A.
ABA: ***
Account No.: ***
Account Name:    Midland Loan Services for High Plains Ranch II, LLC, DOE as Loan Servicer
Reference:        MLS ln#*** for further credit to Construction Sub Acct (Account #***)

Any voluntary reduction hereunder shall be in the form of Annex 4 hereto.

All banking charges are for the account of the Applicants.

All Drawing Requests under this Letter of Credit must bear the clause: “Drawn under

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit FF
Contractor's Letter of Credit

Deutsche Bank AG, New York Branch, Letter of Credit Number [______] dated [____________].”

This Letter of Credit shall not be amended except with the written concurrence of Deutsche Bank AG, New York Branch, the Applicant and the Beneficiary.

We hereby engage with you that a Drawing Request drawn strictly in compliance with the terms of this Letter of Credit and any amendments thereto shall be honored.

This Letter of Credit is subject to the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law and Practice (“ISP 98”) and, as to matters not governed by ISP 98, shall be governed by and construed in accordance with the laws of the State of New York.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. You and we irrevocably submit to the nonexclusive jurisdiction of such courts solely for the purposes of this Letter of Credit. You and we hereby waive to the fullest extent permitted by law any objection either of us may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

DEUTSCHE BANK AG, NEW YORK BRANCH

Authorized signature

ANNEX 1
[Letterhead of Beneficiary]

Drawn under [insert name of Issuing Bank],
Letter of Credit Number [______] dated [________]

DRAWING REQUEST
[Date]
[name and address of Issuing Bank]

Ladies and Gentlemen:

The undersigned, a duly authorized officer of the Beneficiary hereby draws on [insert name of Issuing Bank], Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

In connection with this drawing, we hereby certify that:

A) This drawing in the amount of US$__________ is being made pursuant to the Letter of

Exhibit FF
Contractor's Letter of Credit

Credit;

[Use one or more of the following forms of paragraph B, as applicable]

B-1)     There is a default under the Agreement and Beneficiary is authorized to make a drawing under this Letter of Credit
or

B-2)     The Letter of Credit will expire within [sixty (60)] days of the date of this Drawing Request pursuant to a Notice of Non-Renewal and the Applicants have failed to provide a replacement letter of credit from an acceptable credit provider and satisfying the requirements of the Agreement;

or

B-3)     [insert name of Issuing Bank] has delivered an Early Expiration Notice and such Early Expiration Notice has not been rescinded and the Applicants have not replaced the Letter of Credit;
or

B-4)     The rating accorded to the [insert name of Issuing Bank] 's U.S. dollar denominated long term senior unsecured debt obligations by [____________] or by [_______] has fallen below [__] or [__] respectively, and Obligor has not furnished a replacement letter of credit conforming to the requirements of the Agreement within [_____] (___) days of such downgrade.

; and

C) You are directed to make payment of the requested drawing to:

PNC Bank, N.A.

ABA: ***
Account No.: ***
Account Name: Midland Loan Services fbo High Plains Ranch II, LLC, DOE as Loan Servicer
Reference: MLS ln#*** for further credit to Construction Sub Acct (Account #***)
___________________ [insert bank name, address and account number].

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[Beneficiary]

By: _________________________
Name:
Title:
cc:

Exhibit FF
Contractor's Letter of Credit

[Applicant name and address]

ANNEX 2
NOTICE OF EARLY EXPIRATION
[Date]
[Beneficiary name and address]

Ladies and Gentlemen:

Reference is made to that Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by [Issuing Bank] in favor of [_________] (the “Beneficiary”). Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on__________, ____ [insert a date which is thirty (30) or more days after the date of this notice of early expiration] (the “Early Expiration Date”).

Pursuant to the terms of the Letter of Credit, the Beneficiary is authorized to draw (pursuant to one or more drawings), prior to the Early Expiration Date, on the Letter of Credit in an aggregate amount that does not exceed the then Available Amount (as defined in the Letter of Credit).

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[ISSUING BANK]

By: _________________________
Name:
Title:

cc:

[Applicant name and address]

ANNEX 3

REQUEST FOR TRANSFER OF LETTER OF CREDIT IN ITS ENTIRETY

Deutsche Bank AG,                            Date: _________________
New York Branch
60 Wall Street
24th Floor
New York, NY 10005-2858

Exhibit FF
Contractor's Letter of Credit

Attn: Trade Services Department

Re: Deutsche Bank AG, New York Branch, Irrevocable Standby Letter of Credit No.
***

For value received, the undersigned beneficiary hereby irrevocably transfers to:

NAME OF TRANSFEREE __________________________________________________________
ADDRESS OF TRANSFEREE __________________________________________________________
__________________________________________________________
CITY, STATE/COUNTRY ZIP __________________________________________________________

(hereinafter, the “transferee”) all rights of the undersigned beneficiary to draw under above letter of credit, in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary hereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of such letter of credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

In payment of your transfer commission in amount equal to a minimum of $250.00 and maximum of $1,000.00.

Select one of the following:
____ we enclose a cashier's/certified check
____ we have wired funds to you through ______________________________________ bank
____ we authorize you to debit our account # ______________________ with you, and in addition thereto, we agree to pay you on demand any expenses which may be incurred by you in connection with this transfer

Very truly yours,
[BENEFICIARY NAME]

__________________________________
Authorized Signature

The signature(s) of _____________________________with title(s) as stated conforms to those

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit FF
Contractor's Letter of Credit

on file with us; are authorized for the execution of such instrument; and the beneficiary has been approved under our bank's Customer Identification Program. Further, pursuant to Section 326 of the USA Patriot Act and the applicable regulations promulgated thereunder, we represent and warrant that the undersigned bank: (i) is subject to a rule implementing the anti-money laundering compliance program requirements of 31 U.S.C. section 5318(h); (ii) is regulated by a Federal functional regulator [as such term is defined in 31 C.F.R. section 103.120(a)(2)]; and (iii) has a Customer Identification Program that fully complies with the requirements of the regulations.
_____________________________________________ ______________________________________
(Signature of Authenticating Bank)              (Name of Bank)
____________________________________________ ______________________________________
(Printed Name/Title)                 (Date)

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[Beneficiary name]

By: _________________________
Name:
Title:

cc:
[insert name and address of Transferee]
[insert name and address of Applicant]

ANNEX 4
VOLUNTARY REDUCTION REQUEST CERTIFICATE
[Date]

[insert name of Issuing Bank]
[insert address of Issuing Bank]

Ladies and Gentlemen:

Reference is made to that Irrevocable Standby Letter of Credit No. [______] (the “Letter of Credit”) dated [___________] issued by you in favor of [______] (the “Beneficiary”). Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

The undersigned, a duly authorized officer of the Beneficiary, having been so directed by [_______] (the “Applicant”), hereby requests that the Stated Amount (as such term is defined in the Letter of Credit) of the Letter of Credit be reduced by $[___________] to $[___________].

Exhibit FF
Contractor's Letter of Credit

We hereby certify that the undersigned is a duly authorized officer of the Beneficiary.

IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ____ day of _________________.

[Beneficiary name]

By: _________________________
Name:
Title:

cc:

[Applicant name and address]

Exhibit FF
Contractor's Letter of Credit